                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                             E-SYNC NETWORKS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

                                          N/A
        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

                                          N/A
        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                          N/A
        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

                                       $8,000,000
        ------------------------------------------------------------------------

     (5)  Total fee paid:

                                         $1,600
        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                             E-SYNC NETWORKS, INC.
                                35 NUTMEG DRIVE
                          TRUMBULL, CONNECTICUT 06611

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders of E-Sync Networks, Inc. ("the Company") will be held at the Company's corporate offices at 35 Nutmeg Drive, Trumbull, Connecticut 06611, on Monday, October 15, 2001 at 10:00 a.m., for the following purposes:

     1. To elect five directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and have qualified.

     2. To consider and vote upon a proposal recommended by our Board of Directors to approve and authorize the Board of Directors to file an amendment to our Certificate of Incorporation that would effect a reverse stock split of our outstanding common stock at an exchange ratio of one-for-eight, as the Board of Directors has determined is necessary to attempt to maintain the listing of our Common Stock on The Nasdaq SmallCap Market.

     3. To consider and vote upon an amendment to our 1999 Long-Term Incentive Plan to increase the number of shares of Common Stock available for awards under the plan from 4,500,000 shares to 7,500,000 shares.

     4. To consider and vote upon a proposal to approve the following (collectively, the "Proposed Transaction"): (a) the Contribution Agreement, dated as of August 6, 2001 (the "Company Contribution Agreement"), by and among the Company, E-Sync Networks, LLC, a Delaware limited liability company (the "JV"), and CRC, Inc., a New York corporation ("CRC"), pursuant to which the Company will contribute substantially all of its assets and business to the JV in exchange for what initially will be a 51% membership interest in the JV, and (b) certain related agreements and transactions to be entered into or effected at the same time as the closing of the transactions under the Company Contribution Agreement (the "Closing"), including, among other things, a Contribution Agreement pursuant to which CRC would contribute certain of its assets to the JV in exchange for a 49% membership interest in the JV, an Operating Agreement (the "Operating Agreement") pursuant to which the Company may be forced in the future to sell some or all of its interest in the JV, without the stockholders having a right to object to the sale, up to $2,000,000 of aggregate borrowings by the Company from CRC, and the issuance of a warrant by the Company to CRC which will entitle CRC to purchase 10% of the Company's outstanding Common Stock on a fully-diluted basis at a discount to current market price, determined as of the Closing. The Proposed Transaction is described in the accompanying Proxy Statement, which you are urged to read carefully.

     5. To consider and vote upon a proposal to approve the conversion of the $500,000 promissory note issued to Michael P. Schulhof, a stockholder of the Company, the $500,000 note issued to John C. Maxwell, III, the Chairman of the Board, the $905,000 note issued to CE Capital Partnership, L.P., a stockholder of the Company ("CECAP"), and the $95,000 note issued to CECAP into shares of our Senior Convertible Series C Preferred Stock, effective upon the closing of the Proposed Transaction.

     6. To consider and vote upon a proposal recommended by the Board of Directors to approve and authorize the Board of Directors to file an amendment to our Certificate of Incorporation to change the corporate name of the Company from "E-Sync Networks, Inc." to "ESNI, Inc." upon the Closing.

     7. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     The date fixed by the Board of Directors as the record date for the determination of the stockholders entitled to notice of and to vote at said Annual Meeting or any adjournment or postponement thereof is the close of business on September 17, 2001.

                                          By Order of the Board of Directors,

                                          /s/ MICHAEL A. CLARK
                                          Michael A. Clark, Secretary

Dated: September   , 2001

STOCKHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING PERSONALLY, ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO HAVE RETURNED THEIR PROXIES BUT WHO ATTEND THE MEETING IN PERSON MAY VOTE AT THE MEETING, IF THEY WISH.

                                                                PRELIMINARY COPY

                             E-SYNC NETWORKS, INC.
                                35 NUTMEG DRIVE
                          TRUMBULL, CONNECTICUT 06611

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 15, 2001

                               TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND THE
  PROPOSED TRANSACTION......................................      5
SOLICITATION AND REVOCATION OF PROXIES......................      8
VOTING RIGHTS...............................................      9
FORWARD-LOOKING STATEMENTS..................................      9
SUMMARY OF THE PROPOSED TRANSACTION.........................     10
  Summary of the Proposed Transaction.......................     10
  The Companies.............................................     11
  Recommendation of the Board of Directors..................     11
  Opinion of the Company's Financial Advisor................     11
  Reasons for the Proposed Transaction......................     11
  Negative Considerations...................................     11
  The Annual Meeting........................................     12
  Interests of Certain Persons in the Proposed
     Transaction............................................     12
  Federal Income Tax Consequences...........................     12
PROPOSAL 1:
  ELECTION OF DIRECTORS.....................................     12
INFORMATION WITH RESPECT TO NOMINEES FOR ELECTION AS
  DIRECTORS.................................................     12
  Directors.................................................     13
  Recommendation and Required Vote..........................     13
INFORMATION REGARDING THE BOARD AND ITS COMMITTEES..........     14
COMPENSATION OF DIRECTORS...................................     14
EXECUTIVE OFFICERS..........................................     14
EXECUTIVE COMPENSATION......................................     15
  Employment Agreements.....................................     17
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
  MANAGEMENT................................................     18
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....     22
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..............     22
AUDIT COMMITTEE REPORT......................................     24
PROPOSAL NO. 2:
  AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A
     REVERSE SPLIT OF OUR COMMON STOCK......................     25
  Overview..................................................     25
  Purpose of Reverse Stock Split............................     25
  Effects of Reverse Stock Split............................     26
  No Fractional Shares......................................     27
  Implementation of Reverse Stock Split.....................     27
  Reasons for Reverse Stock Split: Advantages...............     27
  Reasons Against Reverse Stock Split: Disadvantages........     28
  Manner of Effecting the Reverse Stock Split...............     29
  Federal Income Tax Consequences...........................     29
  No Appraisal Rights.......................................     30
  Recommendation and Required Vote..........................     30

PROPOSAL 3:
  PROPOSAL TO AMEND OUR 1999 LONG-TERM INCENTIVE PLAN TO
     INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE
     FOR AWARDS UNDER THE PLAN..............................     30
  Background................................................     30
  Proposed Amendment........................................     30
  Purpose of the Amendment..................................     30
  Summary of Material Provisions of the 1999 Plan...........     31
  Interest of Certain Persons...............................     35
  Effect of Proposal 2 (Reverse Stock Split) on this
     Proposal 3.............................................     35
  Recommendation and Required Vote..........................     35
PROPOSAL NO. 4:
  THE PROPOSED TRANSACTION..................................     36
SUMMARY OF THE PROPOSED TRANSACTION.........................     36
BACKGROUND OF THE PROPOSED TRANSACTION......................     37
  History of the Company....................................     37
  The Need for Capital......................................     38
  Seeking Proposals for Substantially All of the Company's
     Assets.................................................     39
  The SpaceLogix, Inc. Letter of Intent.....................     40
  The Howard Systems, Inc. Letter of Intent for the Sale of
     Professional Services..................................     40
  The Charles River Consulting, Inc. Letter of Intent.......     41
PURPOSE AND REASONS OF THE COMPANY FOR THE PROPOSED
  TRANSACTION; RECOMMENDATION OF THE BOARD OF DIRECTORS.....     42
  General...................................................     42
  Factors Considered........................................     42
NEGATIVE CONSIDERATIONS.....................................     43
  Considerations -- Prior to Closing........................     43
  Considerations -- If the Closing Does Occur...............     45
OPINION OF THE COMPANY'S FINANCIAL ADVISOR..................     50
INTERESTS OF CERTAIN PERSONS IN THE PROPOSED TRANSACTION....     51
REGULATORY MATTERS..........................................     51
ACCOUNTING TREATMENT OF THE PROPOSED TRANSACTIONS...........     52
  Proposed Joint Venture Transaction........................     52
  Conversion of Subordinated Notes Payable..................     52
  CRC Notes Payable and Warrant.............................     52
FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED
  TRANSACTION...............................................     53
SELECTED UNAUDITED PRO FORMA FINANCIAL INFORMATION..........     53
TERMS OF THE PROPOSED TRANSACTION...........................     60
  Brief Overview............................................     60
  Company Contribution Agreement............................     61
  CRC Contribution Agreement................................     65
  Operating Agreement; Management Agreement.................     66
  Warrant and Registration Rights Agreement.................     69
  Notes and Security Agreement..............................     70
  Voting Agreement..........................................     72
PROPOSAL NO. 5:
  AFFILIATE NOTE CONVERSIONS................................     72

PROPOSAL NO. 6:
  AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO CHANGE
     THE NAME OF THE COMPANY TO "ESNI, INC."................     73
  Reason for the Name Change................................     74
  Effects of the Name Change................................     74
  Recommendation and Required Vote..........................     74
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS...............     74
WHERE YOU CAN FIND MORE INFORMATION.........................     75
OTHER MATTERS...............................................     75


Appendix A  Audit Committee Charter
Appendix B  Amendment to Certificate of Incorporation of E-Sync
            Networks, Inc.
Appendix C  Fairness opinion of L J Soldinger Associates, Ltd.
Appendix D  Company Contribution Agreement and related agreements
Appendix E  Certificate of Designation, Preferences and Rights of Senior
            Convertible Series C Preferred Stock

                QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT
                          AND THE PROPOSED TRANSACTION

Q. WHAT IS THIS PROXY STATEMENT ABOUT?

   This Proxy Statement is for our Annual Meeting of Stockholders. As such, we are asking you to elect to our Board of Directors each of the five nominees named below. Second, we are asking you to approve two matters that do not depend upon the Proposed Transaction occurring -- a one-for-eight reverse stock split and an increase from 4,500,000 to 7,500,000 in the number of shares of our Common Stock subject to our 1999 Stock Option Plan. Third, we are asking you to approve what we are calling the "Proposed Transaction," which is discussed immediately below. Finally, we are asking you to approve two matters which would only occur if the Proposed Transaction occurs -- the change of our corporate name to ESNI, Inc. and the issuance of shares of our newly-authorized Series C Preferred Stock to a number of corporate insiders in return for the forgiveness of $2,000,000 (plus accrued interest) that we owe them. Each of these matters will be discussed in the main body of this Proxy Statement. The most important matter to be considered by the stockholders at the Annual Meeting is the proposal to approve the Proposed Transaction.

Q. WHAT IS THE PROPOSED TRANSACTION?

A. We will contribute to the JV substantially all of our assets and business. At the same time, CRC will contribute to the JV business which has been substantially equal in revenues to the business that we are contributing. In exchange for our contribution, we will receive, initially, a 51% ownership interest in the JV. CRC will receive, initially, a 49% ownership interest. Our and CRC's respective interests in the JV will be held, and the JV's operations will be managed, pursuant to the terms of an operating agreement among us, CRC and the JV. In addition, CRC will lend to us up to $2,000,000, of which $500,000 has already been loaned to us and the remainder of which (less any amounts that CRC may voluntarily loan to us between now and closing) would be made available at Closing. We will also issue to CRC a warrant that will give CRC the right to buy up to 10% of our common stock on a fully diluted basis at a price which will be below the then current market price of our common stock. Pursuant to the Operating Agreement, CRC will have an option to purchase from us an additional 17% interest in the JV. However, CRC may not exercise this option during the first 18 months following the Closing unless we are in default of our obligations to CRC or certain other events have occurred, in which case, from that point forward, CRC will be able to exercise the option right away.

Q. WILL ANY PROCEEDS FROM THE PROPOSED TRANSACTION BE DISTRIBUTED TO
   STOCKHOLDERS?

A. No. All net proceeds of the loans from CRC will be used to reduce amounts owed by us to other creditors, to pay transaction costs, and to pay a special bonus to our President. We will not receive any cash proceeds in exchange for the contribution of our assets and business to the JV.

Q. WHO WILL OPERATE THE JV?

A. CRC Management Services, Inc., a newly-formed affiliate of CRC, will be the manager of the JV and, as such, will manage the business and affairs of the JV, establish policy and provide strategic direction.

Q. WHY IS THE COMPANY PROPOSING THE PROPOSED TRANSACTION?

A. While we have a number of concerns about the Proposed Transaction, management believes that the Proposed Transaction is our only existing alternative to an immediate liquidation, which, we believe further, would not produce any return to our stockholders. Furthermore, we believe that our business, when combined with CRC's contacts, personnel and complimentary business lines, could succeed and produce value for our stockholders.

Q. WHAT WILL THE COMPANY DO IF ITS STOCKHOLDERS DO NOT APPROVE THE PROPOSED TRANSACTION?

A. Absent an alternative that we do not foresee arising immediately (such as a new buyer or investor coming forward), we would most likely have to file for protection under the federal bankruptcy laws before CRC seizes our assets as a secured creditor. However, because voting agreements and proxies have been signed by stockholders with sufficient voting power to cause the Proposed Transaction to be approved, we view that possibility as very unlikely.

Q. WILL THE COMPANY'S STOCKHOLDERS CONTINUE TO BE STOCKHOLDERS OF THE COMPANY AFTER THE PROPOSED TRANSACTION IS COMPLETED?

A. Yes, but our only significant asset will be our interest in the JV. Unless we are able to acquire other assets or businesses in the near term, it is possible that we will become an "investment company" as that term is defined under applicable federal securities law.

Q. WHAT WILL HAPPEN TO MEMBERS OF THE COMPANY'S MANAGEMENT?

A We believe that all members of our management, except for Mr. Clark, will become employed by the JV. Mr. Clark would receive a bonus of $125,000 upon Closing. Thereafter, at least initially, he will be retained by us as a part-time employee, but at a reduced salary, to monitor the operations of the JV.

Q. HOW DO I VOTE?

A. You may vote by indicating on the enclosed proxy form how you want to vote, and signing and mailing the proxy form in the enclosed, prepaid, return envelope. Please vote as soon as possible to ensure that your shares are represented at the meeting.

Q. IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A. Your broker will vote your shares only if you provide your broker instructions on how to vote. You should follow the directions provided by your broker to vote your shares.

Q. WHAT VOTE IS REQUIRED TO APPROVE THE COMPANY CONTRIBUTION AGREEMENT AND THE PROPOSED TRANSACTION?

A. The Company Contribution Agreement and the Proposed Transaction must be approved by stockholders holding a majority of the voting power of (i) our Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together on an as-converted basis; (ii) our Series A Preferred Stock voting separately; and (iii) our Series B Preferred Stock voting separately.

Q. IF I FAIL TO VOTE, WILL MY FAILURE TO VOTE HAVE ANY EFFECT ON THE OUTCOME?

A. Yes. If you do not vote at the Annual Meeting (such as by not sending in a proxy card or by sending in a proxy card that does not instruct the broker on how to vote), or if you abstain from voting, this action will have the same effect as a vote against approval of the Proposed Transaction.

Q. CAN I CHANGE MY VOTE AFTER I HAVE MAILED IN MY SIGNED PROXY FORM?

A. Yes. You can change your vote at any time before we vote your proxy at the Annual Meeting in one of three ways. First, you can send a written notice stating that you would like to revoke your proxy to the Secretary at the address below. Second, you can complete a new proxy form and send it to the Secretary, and the new proxy form will automatically replace any earlier proxy form you returned. Third, you can attend and vote in person at the Annual Meeting.

Q. WILL I HAVE DISSENTER'S OR APPRAISAL RIGHTS IF I VOTE AGAINST THE PROPOSED TRANSACTION?

A. Under Delaware law, you do not have the right to demand the appraised value of your shares (dissenter's rights) if you vote against the Proposed Transaction.

Q. WHEN DO YOU EXPECT THE PROPOSED TRANSACTION TO BE COMPLETED?

A. We are working toward completing the Proposed Transaction as quickly as possible. We hope to complete the transaction immediately after the Annual Meeting on October 15, 2001.

Q. WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED TRANSACTION TO STOCKHOLDERS?

A. The Proposed Transaction is not expected to have any tax consequences to stockholders.

Q. DID THE COMPANY'S DIRECTORS RECEIVE A FAIRNESS OPINION WITH RESPECT TO THE PROPOSED TRANSACTION?

A. Yes, our Board of Directors received an opinion from L J Soldinger Associates, Ltd. as to the fairness of the consideration to be received by us in the Proposed Transaction from a financial point of view.

Q. WHO CAN HELP ANSWER YOUR QUESTIONS?

A. If you have additional questions about the Proposed Transaction or would like additional copies of the Proxy Statement or proxy form, please contact:

        Neil E. Frieser
        Vice President
        E-Sync Networks, Inc.
        35 Nutmeg Drive
        Trumbull, Connecticut 06611
        Telephone Number: (203) 601-3000

                     SOLICITATION AND REVOCATION OF PROXIES

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of E-Sync Networks, Inc. (the "Company", "E-Sync","we" or "us") for use at its Annual Meeting of Stockholders (the "Annual Meeting"), to be held on October 15, 2001, at the Company's corporate offices at 35 Nutmeg Drive, Trumbull, Connecticut 06611, and will be mailed to stockholders on or about September 20, 2001.

     The Annual Meeting is called for the following purposes:

     1. To elect five directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and have qualified.

     2. To consider and vote upon a proposal recommended by our Board of Directors to approve and authorize the Board of Directors to file an amendment to our Certificate of Incorporation that would effect a reverse stock split of our outstanding common stock at an exchange ratio of one-for-eight, as the Board of Directors has determined is necessary to attempt to maintain the listing of our Common Stock on The Nasdaq SmallCap Market.

     3. To consider and vote upon an amendment to our 1999 Long-Term Incentive Plan to increase the number of shares of Common Stock available for awards under the plan from 4,500,000 shares to 7,500,000 shares.

     4. To consider and vote upon a proposal to approve the following (collectively, the "Proposed Transaction"): (a) the Contribution Agreement, dated as of August 6, 2001 (the "Company Contribution Agreement"), by and among the Company, E-Sync Networks, LLC, a Delaware limited liability company (the "JV"), and CRC, Inc., a New York corporation ("CRC"), pursuant to which the Company will contribute substantially all of its assets and business to the JV in exchange for what initially will be a 51% membership interest in the JV, and (b) certain related agreements and transactions to be entered into or effected at the same time as the closing of the transactions under the Company Contribution Agreement (the "Closing"), including, among other things, a Contribution Agreement pursuant to which CRC would contribute certain of its assets to the JV in exchange for a 49% membership interest in the JV, an Operating Agreement (the "Operating Agreement") pursuant to which the Company may be forced in the future to sell some or all of its interest in the JV, without the stockholders having a right to object to the sale, up to $2,000,000 of aggregate borrowings by the Company from CRC, and the issuance of a warrant by the Company to CRC which will entitle CRC to purchase 10% of the Company's outstanding Common Stock on a fully-diluted basis at a discount to current market price, determined as of the Closing. The Proposed Transaction is described in the accompanying Proxy Statement, which you are urged to read carefully.

     5. To consider and vote upon a proposal to approve the conversion of the $500,000 promissory note issued to Michael P. Schulhof, a stockholder of the Company, the $500,000 note issued to John C. Maxwell, III, the Chairman of the Board, the $905,000 note issued to CE Capital Partnership, L.P., a stockholder of the Company ("CECAP"), and the $95,000 note issued to CECAP into shares of our Senior Convertible Series C Preferred Stock, effective upon the closing of the Proposed Transaction.

     6. To consider and vote upon a proposal recommended by the Board of Directors to approve and authorize the Board of Directors to file an amendment to our Certificate of Incorporation to change the corporate name of the Company from "E-Sync Networks, Inc." to "ESNI, Inc." upon the Closing.

     7. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     Any proxy given pursuant to this solicitation may be revoked by the person executing the same by written instruction given to the Secretary of the Company at any time prior to its exercise; by filing a later dated proxy with the Secretary; or by voting at the meeting, but mere attendance at the meeting will not effect such a revocation.

     Solicitation of proxies by management will be made by mail and also may be made by telephone and personal solicitation by the Company's officers, directors or regular employees, who will receive no remuneration therefor. The cost of such solicitation will be borne by the Company. In addition, the Company will request banks, brokers or other persons holding shares in their names or the names of their nominees to distribute proxies, proxy material and annual reports to the beneficial owners of such shares, and will reimburse such persons for their reasonable out-of-pocket expenses incurred in making such distribution.

     A copy of the Company's Annual Report on Form 10-KSB (as amended by Form 10-KSB/A and Form 10-KSB/A-2), containing certified financial statements for the fiscal year ended December 31, 2000 and management's discussion and analysis, is included herewith, but is not to be considered as a part of the proxy soliciting materials. The share information presented in this Proxy Statement does not reflect the consequences of the reverse stock split that the stockholders will be asked to authorize at the Annual Meeting.

                                 VOTING RIGHTS

     Only holders of shares of Common Stock and Preferred Stock of record at the close of business on September 17, 2001 are entitled to vote at the meeting. On
that date, there were                shares of Common Stock outstanding and
entitled to vote, each such share having one vote, 1,000,000 shares of Series A Preferred Stock outstanding and entitled to vote, each such share having 2.5 votes (the number of votes that the holder of such share would be entitled to cast had such holder converted such share into Common Stock on the record date), and 2,352,727 shares of Series B Preferred Stock outstanding and entitled to vote, each such share having 1 vote (the number of votes that the holder of such share would be entitled to cast had such holder converted such share into Common Stock on the record date). There are no cumulative voting rights. The holders of a majority of the outstanding shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the number of shares represented at the Annual Meeting, but are deemed not to have voted on the proposals. Broker non-votes occur when a broker nominee, holding shares in street name for the beneficial owner thereof, has not received voting instructions from the beneficial owner and does not have discretionary authority to vote. All properly executed proxies received at or prior to the meeting will be voted pursuant to the instructions set forth therein, and, if no instructions are given, will be VOTED FOR ALL management proposals.

                           FORWARD-LOOKING STATEMENTS

     The statements contained in this Proxy Statement and in the documents that have been incorporated into this Proxy Statement by reference include forward-looking statements about the Company. These forward-looking statements are subject to risks and uncertainties and should be read with the cautionary statements included in this document. Forward-looking statements include, by way of example and without limitation, statements concerning plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements, which are other than statements of historical facts, and information concerning future results of the operations of the Company and JV after the closing of the Proposed Transaction. Forward-looking statements are set forth, among other places, under "Questions and Answers About the Proposed Transaction," "Summary," "Background of the Proposed Transaction," "Reasons for the Proposed Transaction; Recommendation of the Company's Board of Directors," "Financing of the Proposed Transaction," and "Opinion of the Company's Financial Advisor." Forward-looking statements may be identified, preceded by, followed by or otherwise include, without limitation, words such as "believes," "expects," "anticipates," "intends," "estimates" or similar expressions. The Company's expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis including, without limitation, management's examination of historical operating trends, data contained in the Company's records and other data available from third parties. There can be no assurance that management's expectations, beliefs or projections will result or be achieved or accomplished.

     In addition to the factors discussed elsewhere in this Proxy Statement, factors that could cause actual results to differ materially from those discussed in the forward-looking statements are discussed in the

Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-KSB, as amended, for the year ended December 31, 2000, which is included herewith.

                      SUMMARY OF THE PROPOSED TRANSACTION
                         (PROPOSAL NO. 4 ON PROXY FORM)

     This summary highlights selected information from this Proxy Statement related to the Proposed Transaction (proposal No. 4 below) and may not contain all of the information that is important to you. To understand the proposal fully and for a more complete description of the terms of the Proposed Transaction, you should read this entire document carefully, including the documents we have referred you to and Appendices A through H. We have included page references to the Proxy Statement parenthetically to direct you to a more complete description of each topic presented in this summary.

SUMMARY OF THE PROPOSED TRANSACTION (PAGE   )

     The Proposed Transaction, as will be described in more detail in Proposal No. 4 of the Proxy Statement, consists of the following:

     Pursuant to the Company Contribution Agreement, on the Closing Date, the Company will contribute substantially all of its assets and operating businesses to a newly-formed joint venture entity (the "JV"), and Charles River Corporation ("CRC") will simultaneously contribute to the JV customer contracts which, over the 3-month period ending July 31, 2001, produced substantially equal revenue to the Company's gross revenue during the same period. The Company will initially receive a 51% equity interest in the JV, and CRC will initially receive a 49% equity interest in the JV. Among other provisions related to changes in ownership, CRC will have an option to purchase up to 1/3 of the Company's equity in the JV for a purchase price that, if exercised in full, would equal $3,800,000. An affiliate of CRC would be the manager of the JV, and, subject to limited rights of the Company to veto certain transactions or remove the manager under very narrowly defined circumstances, the Company will not have control over the direction that the JV takes, or any right to remove the manager.

     In addition, CRC will make available to the Company a $2 million loan commitment, of which $500,000 has already been borrowed by the Company. The loans already made by CRC to the Company are, and the additional loans to be made by CRC to the Company at or following the Closing will be, secured by a Pledge and Security Agreement covering all of the Company's now owned or future acquired assets, and the lien of such Agreement covers all amounts owed by the Company to CRC in connection with the Proposed Transaction. As additional consideration for making the loans, the Company will grant CRC a warrant (the "Warrant") to acquire up to 10% of the Company's capital stock on a fully-diluted basis determined as of the close of business on the Closing Date. The exercise price with respect to the Warrant will be at a 25% discount from the average closing price of our Common Stock during the 60 consecutive trading days ending on the second trading day preceding the Closing Date. The Company will grant registration rights to CRC at the Closing in connection with the issuance of the Warrant.

     By voting in favor of the Proposed Transaction, the Company's stockholders will be approving, among other things, the following:

     - The contribution by the Company to the JV of substantially all of the Company's assets;

     - The issuance to CRC of the Warrant; and

     - To the extent permissible under the applicable provisions of the Delaware General Corporation Law, the future sale by the Company to CRC of all or part of the Company's interests in the JV pursuant to Article VIII of the Operating Agreement.

THE COMPANIES

  About E-Sync Networks, Inc.

     Located in Trumbull, Connecticut, E-Sync Networks, Inc. (NASDAQ: ESNI) provides an array of e-business infrastructure products and services, including:
IT infrastructure and network design and implementation; reliable, high-quality messaging; and, secure, high-performance hosting. E-Sync Networks has an extensive corporate client base, including Briggs & Stratton, Discover Financial Services, Ford(TM), IVANS, Johnson & Johnson, Pepsi(TM), Perkin Elmer, Purdue Pharma, Ralson Purina and Travelers Insurance.

  About CRC

     Charles River Consultants established in 1978, provides system management and integration services, technical help desk, application development and integration, and high definition media services to its Fortune 50 clientele in the financial services, communications and entertainment industries. CRC has 185 employees in its professional services and infrastructure outsourcing practice in New York City as well as a help desk facility in St. John's, Newfoundland, and a development center in Bangalore, India.

RECOMMENDATION OF THE BOARD OF DIRECTORS (PAGE      )

     The Board of Directors of the Company has unanimously approved the Company Contribution Agreement, and the related agreements and transactions contemplated by the Company Contribution Agreement (which we collectively refer to as the "Proposed Transaction"), and recommends that you vote "FOR" the Proposed Transaction.

OPINION OF THE COMPANY'S FINANCIAL ADVISOR (PAGE      )

     In deciding to approve the Proposed Transaction, the Board of Directors considered many factors, including the opinion of the Company's financial advisor, L J Soldinger Associates, Ltd. ("Soldinger"), that the consideration to be received by the Company upon the closing under the Company Contribution Agreement is fair, from a financial point of view, to the Company. Soldinger's written opinion is attached as an appendix to this Proxy Statement. We encourage you to read it in its entirety. We also encourage you to read the more complete description of what Soldinger based its fairness opinion on, as well as all the limitations contained in the opinion. See "The Proposed Transaction -- Opinion of the Company's Financial Advisor." The Board of Directors does not plan to obtain an update to this opinion.

REASONS FOR THE PROPOSED TRANSACTION (PAGE      )

     The two principal reasons for the Proposed Transaction are that management believes that consummation of the Proposed Transaction would allow the Company to avoid a bankruptcy and liquidation which management believes is otherwise imminent. Furthermore, in a liquidation of the Company, management does not believe there would be any distribution whatsoever to stockholders.

     In addition, while the Company's rights under the relevant documentation are not in all respects what the Company would like, the Company does believe that the combination of its business and assets with the business and management team being contributed by CRC would allow the JV to operate successfully, which would be beneficial to the Company.

NEGATIVE CONSIDERATIONS (PAGE      )

     As discussed below, there are a number of negative considerations in connection with the Proposed Transaction. There is a risk that, even if the Proposed Transaction is approved by our stockholders, we will not be able to satisfy all of the conditions to CRC's obligation to close, the Proposed Transaction will not close and the Company will owe CRC a termination fee of $500,000. Furthermore, there is no "fiduciary out," whereby the Company can elect to terminate its arrangements with CRC and pay CRC the termination fee if the Company receives a better offer.

     Even if the Proposed Transaction is completed, there are additional negative considerations of which you should be aware. We would have no remaining operating assets, and our future would be entirely dependent upon our ability to acquire new businesses and CRC's performance as manager of the JV. It is not inconceivable that we will end up as an "investment company" under applicable federal securities law. See "The Proposed Transaction -- Negative
Considerations -- Considerations -- If the Closing Does Occur -- Regulation." We will have little control over whether, when and how much the JV makes distributions of any profits, and our ability to liquidate our interest in the JV will be restricted.

THE ANNUAL MEETING (PAGE      )

     The Annual Meeting will be held at the Company's corporate offices located at 35 Nutmeg Drive, Trumbull, Connecticut 06611, on October 15, 2001, at 10:00 a.m., local time. At the Annual Meeting, stockholders will be asked to consider and vote on a proposal to approve the Proposed Transaction.

INTERESTS OF CERTAIN PERSONS IN THE PROPOSED TRANSACTION (PAGE      )

     The Company has entered into a letter agreement with Michael Clark, the Company's President and Chief Operating Officer, pursuant to which Mr. Clark will receive a payment upon the approval of the Proposed Transaction by our stockholders. The Board has also approved an arrangement for executive management services to be provided by Michael Clark and John C. Maxwell, III, the Chairman of the Board, subsequent to the closing of the Proposed Transaction. The Company's arrangements with Mr. Clark and Mr. Maxwell in connection with the Proposed Transaction are more fully described below under "Proposal 4 -- Interests of Certain Persons in the Proposed Transaction."

     In connection with the Proposed Transaction, the Board of Directors has proposed that effective upon the closing, the a portion of the balance of promissory notes in the aggregate principal amount of $2,000,000 issued to affiliates of the Company be converted into shares of our Senior Convertible Series C Preferred Stock ("Series C Preferred Stock"), which is more fully discussed in "Proposal 5: Affiliate Note Conversions" below.

FEDERAL INCOME TAX CONSEQUENCES

     The following summary of the federal income tax consequences of the Proposed Transaction is based on current law, including the Internal Revenue Code of 1986, as amended, as well as the treasury regulations promulgated thereunder, and is for general information only.

     It is the intention of the parties that the JV be treated as a partnership for federal income tax purposes. As such, the Company's contribution of substantially all of its assets and operating businesses to the JV will likely be considered and treated as a "tax-free" contribution of property to the JV partnership for federal income tax purposes. As a result, the partnership will likely receive a "carryover basis" in the contributed assets.

     With regard to warrants issued in conjunction with certain debt, for federal income tax purposes, the issuance will likely be treated as an "investment unit" for federal income tax purposes, a portion of which will likely be allocated to the warrant in a similar manner as allocated pursuant to generally accepted accounting principles.

                                  PROPOSAL 1:

                             ELECTION OF DIRECTORS

         INFORMATION WITH RESPECT TO NOMINEES FOR ELECTION AS DIRECTORS

     The following paragraphs set forth the slate of nominees proposed for election as directors; the present principal occupation, including position, if any, with the Company, of each nominee; and his age and his business experience during the past five years. All nominees proposed for election as directors are currently directors of the Company. The paragraphs below are based in part on information received from the respective nominees and in part from the records of the Company.

DIRECTORS

MICHAEL A. CLARK, 46, is the President, Chief Operating Officer and Secretary of E-Sync Networks, Inc. Over the past two decades, Michael has established himself as an industry pioneer, developing and marketing applications of leading-edge technologies and driving business-to-business e-commerce initiatives. From 1999 until he joined the Company in 2000 he was an independent consultant. From 1996 through 1998 he was CEO of NetValue, an early entrant into the online promotion and e-commerce space. Before NetValue, he was President of TSS, Ltd., an operator of an interactive kiosk network. Mr. Clark also served as Managing Director of Citicorp POS, an innovator in database one-to-one marketing. Mr. Clark was appointed as a director in October 2000.

NATHAN GANTCHER, 61, is former Vice Chairman of CIBC World Markets Corp., the USA section 20 broker dealer of Canadian Imperial Bank of Commerce. From 1997 through 1999, Mr. Gantcher was also a Senior Vice President of CIBC and a member of the CIBC World Markets Executive Board and Co-Chairman of its USA Management Committee. From 1968 until 1997, Mr. Gantcher was employed at Oppenheimer & Co., Inc., where he was named Executive Vice President in 1980 and President and Co-CEO in 1983, which positions he held until Oppenheimer was acquired by CIBC in November 1997. Mr. Gantcher is Chairman of the Board of Trustees of Tufts University. He is a member of the Board of Overseers at the Columbia University School of Business and Chairman of its Nominating Committee. Mr. Gantcher is also a member of the Council on Foreign Relations, Director of Neuberger Berman, a Director of Mack-Cali Realty Corp., a Senior Advisor of RRE Investors, and a former governor of the American Stock Exchange. Mr. Gantcher was appointed as a director of E-Sync in January 1999.

STEPHEN D. GRUBBS, 49, currently is Chief Executive Officer of Optimum Media Direction, USA, a global media services company and a subsidiary of Omnicom, Inc. From May 1977 through March 2000, Mr. Grubbs was employed by BBDO, Inc., most recently as Executive Vice President, National Broadcast Buying. After joining BBDO in 1977, Mr. Grubbs was appointed Director of National TV Buying and Program Development in 1986. In 1995, he was named a member of the Board of Directors of BBDO New York and was elected Executive Vice President in 1996. Mr. Grubbs serves on the Board of Directors of Advertising Information Services and is a former Chairman of the American Association of Advertising Agencies' Network TV Committee. Mr. Grubbs was appointed as a director of E-Sync in May 1999.

GRAEME MACLETCHIE, 64, had been Senior Vice President of C.J. Lawrence Deutsche Bank Securities Corporation from 1970 to 1995, and presently he is a Director of Deutsche Banc Alex. Brown, an investment securities company. He served on the Company's Board of Directors from 1994 to 1999 and was reappointed in May 2001 to fill a vacancy.

JOHN C. MAXWELL, III, 42, is the Managing Director of the New York based venture fund CECAP. From 1996 to 1997, he was the Vice President of Business Development and Market Research for the Advanced Technology and Corporate Development Group of Compaq Computer Corporation where he headed mergers and acquisitions, and established Compaq's venture capital effort. Prior to joining Compaq, Mr. Maxwell was Managing Director of the Research/Investment Banking Boutique at SoundView Financial Group, where he served from 1990 to 1996. He also served as Vice President for Dillon Read & Co., one of Wall Street's leading investment banking firms. Mr. Maxwell serves on the Board of Directors of E-Certify and Global Filings. Mr. Maxwell was the Chairman of the Board from January 28, 1999 through December 31, 2000. Also, from January 28, 1999 through February 10, 2000, Mr. Maxwell served as Chief Executive Officer of E-Sync, and as acting Chief Executive Officer from October 19, 2000 through December 10, 2000.

RECOMMENDATION AND REQUIRED VOTE

     The election of directors requires the affirmative vote of a plurality of the votes cast by the shares entitled to vote in the election.

     The Board of Directors recommends voting in favor of the slate of nominees proposed for election as directors. Proxies solicited by the Board of Directors will be voted FOR the nominees unless stockholders specify otherwise. Such nominees, if elected, will hold office until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified. It is not anticipated that any of the nominees will be unavailable to serve as one of our directors, but if that contingency should arise prior to the election, the persons named in the accompanying proxy, when voting at the meeting, are authorized to substitute another person chosen by the Board of Directors.

               INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

     During the fiscal year ended December 31, 2000, there were nine meetings of the Board of Directors, seven meetings of the Compensation Committee of the Board of Directors and one meeting of the Audit Committee of the Board of Directors. The Company does not currently have a nominating committee. Nominations to the Board of Directors are currently made by the entire Board. All directors attended 75% of the total number of meetings of the Board of Directors and its committees on which they served during the fiscal year, except for Mr. Boni, who attended eleven of the sixteen meetings of the Board of Directors and the Compensation Committee. In addition, the members of the Board of Directors and its committees acted at various times by unanimous written consent pursuant to Delaware law.

     The Audit Committee, which met one time during fiscal 2000, currently has two members, Messrs. Gantcher and Grubbs. The Audit Committee reviews the engagement of the Company's independent accountants, and reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. A copy of the written charter adopted by the Board of Directors for the Audit Committee is attached to this Proxy Statement as Appendix A.

     The Compensation Committee, which met seven times during fiscal 2000, currently has two members, Messrs. Grubbs and Maxwell. The Compensation Committee reviews, approves and makes recommendations on the Company's compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to the success of the Company. The Committee administers the Company's stock plans, including the 1999 Long-Term Incentive Plan (the "1999 Plan") and the 1994 Employee's Stock Option Plan.

                           COMPENSATION OF DIRECTORS

     The Company's policy is to pay $1,000 (plus reimbursement for travel expenses) cash compensation to members of the Board of Directors for serving as directors and for their attendance at each regularly scheduled Board of Directors meeting. No additional compensation is paid for attendance at committee meetings.

     Directors who are not employees of the Company also are eligible to participate in the1999 Plan. Under the 1999 Plan, each non-employee director receives an initial grant of an option upon first being elected or appointed to the Board of Directors to purchase 20,000 shares of Common Stock. The 1999 Plan also provides for an annual grant, to each non-employee director (who has served for at least six months as a Director) of an option to purchase 20,000 shares of Common Stock. All of such options granted to non-employee directors shall have an exercise price equal to the fair market value of the Common Stock on the date of the grant, shall have a term of ten years, and shall become exercisable on the first anniversary of the grant date; provided, that the director receiving the grant must serve as a director until the next subsequent Annual Meeting of Stockholders in order for the options to vest.

                               EXECUTIVE OFFICERS

     The following table lists information regarding the current executive officers of the Company:

NAME                                                   POSITION                     AGE
----                                                   --------                     ---
Michael A. Clark.......................  President and Chief Operating Officer      46
Philip S. Baden........................  Vice President Professional Services       35

     Executive officers are elected until the next annual meeting of the Board of Directors and until their respective successors are elected and qualified. Biographical information with respect to Mr. Clark is set forth above.

     PHILIP S. BADEN joined the Company in 1999. As Vice President Professional Services he is responsible for managing a team of talented industry leaders in the provision of messaging and network design and implementation for the Company's enterprise customers. Mr. Baden came to E-Sync Networks with a decade of experience as a leader in managing technical and service delivery teams. He joined ENTEX Information Services as Technical Services Director in 1997 and also held the positions of General Manager for the Connecticut Branch Office and Area Director of Outsourcing for the Northeast. Mr. Baden held a variety of management positions with Electronic Data Systems from 1995 to 1997 in the technical services and client management areas. Mr. Baden holds a Bachelor of Arts degree from the University of Connecticut.

                             EXECUTIVE COMPENSATION

     The following table sets forth information with respect to cash compensation, paid or accrued by the Company for the years ended December 31, 2000, 1999, and 1998:

                              ANNUAL COMPENSATION
                           SUMMARY COMPENSATION TABLE

                                                                                                    LONG TERM
                                                                                                  COMPENSATION
                                                                                                  -------------
                                                        ANNUAL COMPENSATION                         SHARES OF
                                     ----------------------------------------------------------      COMMON
                                                                                   ALL OTHER          STOCK
NAME AND                                                                            ANNUAL         UNDERLYING
PRINCIPAL POSITION                    12 MONTHS ENDED    SALARY($)   BONUS($)   COMPENSATION(1)   OPTIONS(#)(2)
------------------                   -----------------   ---------   --------   ---------------   -------------
Michael W.G. Fix...................  December 31, 2000     15,000         --            --           736,914(16)
  Chairman and CEO(3)
Michael A. Clark...................  December 31, 2000    135,000         --            --           157,436(16)
  President and COO(4)
John C. Maxwell, III...............  December 31, 2000         --         --            --            20,000(6)
  Chairman(5)                        December 31, 1999         --         --            --            70,000(5)(6)
Jonathan Rubin.....................  December 31, 2000    241,000         --         5,400                  (7)
  President and CEO(7)
David S. Teitelman.................  December 31, 2000    194,400                    4,350                --
  President(8)                       December 31, 1999    168,000     44,938(9)      9,118                --
                                     December 31, 1998    168,000     55,583(10)      6,531           50,000(13)
Frank J. Connolly Jr...............  December 31, 2000    202,500      6,250         6,900           107,436(16)
  Chief Financial Officer(15)
Philip S. Baden....................  December 31, 2000    150,335                                     72,876(16)
  Vice President, Professional       December 31, 1999    111,630      5,222(9)         --            40,000(14)
  Services(11)                       December 31, 1998         --                       --                --
Andrew Lee.........................  December 31, 2000    103,700     15,000            --
  Vice President, Managed
  Services(12)
Nathan Gantcher, Director..........  December 31, 2000         --         --            --            20,000(6)
                                     December 31, 1999         --         --            --            20,000(6)
Stephen D. Grubbs..................  December 31, 2000         --         --            --            20,000(6)
  Director                           December 31, 1999         --         --            --            20,000(6)
Peter J. Boni......................  December 31, 2000         --         --            --            20,000(6)
  Director                           December 31, 1999         --         --            --            20,000(6)

---------------
 (1) Represents compensation related to automobile allowance.

 (2) All options expire on the earlier of the expiration date or 90 days from the termination of employment with the Company.

 (3) Michael W.G. Fix served as the Chairman and CEO from December 2000 to May 2001.

 (4) Michael A. Clark joined the Company in March 2000. Mr. Clark was appointed COO in July 2000 and President in October 2000.

 (5) John C. Maxwell, III served as Chairman from January 1999 through December 2000. He also was the CEO from January 1999 through February 2000 and acting CEO from October 2000 through December 2000. Mr. Maxwell was granted 50,000, fully vested options to purchase Common Stock, at an exercise price of $4.20 for services as CEO.

 (6) Non-Employee directors were granted 20,000 options to purchase Common Stock under the 1999 Plan, exercisable one year from the grant date, in each of the years ended December 31, 2000 and 1999 at an exercise price of $6.00 and $4.125, respectively.

 (7) Jonathan Rubin served as the President and CEO from February 2000 through October 2000. Mr. Rubin was granted 752,076 options to purchase Common Stock. These options were canceled upon Mr. Rubin's termination.

 (8) David Teitelman served as CEO from 1995 through January 1999. Mr. Teitelman served as President through January 2000. Mr. Teitelman terminated his employment with the Company in June 2000.

 (9) Represents amounts accrued in 1999 but paid in 2000.

(10) Represents fair market value of stock issued to Mr. Teitelman in 1998.

(11) Philip S. Baden joined the Company in April 1999.

(12) Andrew Lee terminated his employment with the Company in September 2000.

(13) Represents options to purchase Common Stock exercised during 2000 at a price of $0.87 per share.

(14) Represents options to purchase Common Stock at a price of $4.20 per share. The options are exercisable ratably over three years and expire on December 9, 2009.

(15) Frank J. Connolly Jr. served as the Chief Financial Officer from September 1999 to January 2001.

(16) The following summarizes the fair value of option grants at date of grant computed based upon the difference between the exercise price and last reported trading price as of the grant date:

                                                  NUMBER OF SHARES
NAME AND POSITION                                UNDERLYING OPTIONS    DOLLAR VALUE
-----------------                                ------------------    ------------
Michael W.G. Fix...............................       736,914                (b)
  Chairman and CEO(a)
Michael A. Clark...............................       100,000                (b)
  President and COO                                    57,436            $35,000
Frank J. Connolly Jr...........................        50,000                (b)
  Chief Financial Officer(a)                           57,436            $35,000
Philip S. Baden................................        10,000                (b)
  Vice President Professional Services                 62,876            $48,830

---------------
(a) As at December 31, 2000.

(b) Exercise price was equal to or exceeded the last reported trading at date of grant.

     The following table summarizes individual option grants during the year ended December 31, 2000:

             OPTION GRANTS IN LAST FISCAL YEAR -- INDIVIDUAL GRANTS

                                                                         (D)                                (E)
           (A)                     (B)                  (C)
                            NUMBER OF SHARES        % OF TOTAL
                             OF COMMON STOCK      OPTIONS GRANTED                      MARKET PRICE
                           UNDERLYING OPTIONS      TO EMPLOYEES     EXERCISE PRICE   AT DATE OF GRANT    EXPIRATION
                               GRANTED(#)             IN 2000         ($/SHARE)         ($/SHARE)         DATE(1)
                           -------------------    ---------------   --------------   ----------------    ----------
Michael W.G. Fix.........        736,914(3)            27.73%           $0.97               (2)           12/1/2010
Michael A. Clark.........         50,000(4)             1.88%           $6.38               (2)           3/27/2010
                                  50,000(4)             1.88%           $6.38               (2)           5/24/2010
                                  57,436(5)             2.16%           $0.20             $0.81           1/16/2011
Frank J. Connolly Jr.....         50,000(4)             1.88%           $6.38               (2)           5/24/2010
                                  57,436(5)             2.16%           $0.20             $0.81           1/16/2011
Philip S. Baden..........         10,000(4)             0.38%           $6.38               (2)          05/24/2010
                                  49,231(5)             1.85%           $0.20             $0.81          01/16/2011
                                  13,645(5)             0.51%           $0.46             $1.84          11/16/2001

---------------
(1) All options expire on the earlier of the expiration date or 90 days from the termination of employment with the Company.

(2) Exercise price was equal to the market price as of the grant date.

(3) Approximately 246,000 shares vested in January 2001, with the balance of approximately 491,000 shares vesting over three years.

(4) The options are exercisable ratably over three years from the date of grant.

(5) The options are fully exercisable upon issuance.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                        NUMBER OF SHARES OF COMMON      VALUE OF UNEXERCISED
                                                       STOCK UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS
                       SHARES ACQUIRED      VALUE          OPTIONS AT FY-END(#)            AT FY-END($)(1)
NAME                   ON EXERCISE(#)    REALIZED($)    EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
----                   ---------------   -----------   ----------------------------   -------------------------
David S. Teitelman...      50,000         $289,000              0/0                         $0/$0
Michael W. G. Fix....          --               --        246,000/491,000                   $0/$0
Michael A. Clark.....          --               --        57,436/100,000                 $35,000/$0
Philip S. Baden......          --               --         76,209/36,667                 $34,800/$0

---------------
(1) Based on a closing price of $0.81 per share on December 31, 2000.

EMPLOYMENT AGREEMENTS

     We have entered into employment agreements with the following named officers:

     On March 20, 2000, the Company entered into a letter agreement with Michael Clark relating to the terms of Mr. Clark's employment. This letter agreement continues indefinitely unless terminated by us or Mr. Clark. Pursuant to the letter agreement, Mr. Clark was originally entitled to receive an annual salary of $175,000 and is eligible for an annual bonus. Mr. Clark's annual salary was subsequently increased to $210,000. We may terminate Mr. Clark's employment with or without cause. However, Mr. Clark would be entitled to a severance payment equal to six months of his annual salary at the time, payable at the times such salary would otherwise have been paid.

     Mr. Clark and the Company have agreed that Mr. Clark will receive a cash payment and that Mr. Clark will continue employment with the Company on a reduced-hours basis, if the Proposed Transaction is approved by our stockholders. The Company's arrangement with Mr. Clark in connection with the Proposed Transaction is more fully described below under "Proposal
4 -- Interests of Certain Persons in the Proposed Transaction."

     Michael W.G. Fix. Mr. Fix resigned as our Chairman on May 5, 2001 and as our Chief Executive Officer effective as of May 12, 2001. Pursuant to a separation agreement, as a severance payment, Mr. Fix continued to receive his base salary (at an annual rate of $250,000) for the period beginning May 13, 2001 through July 31, 2001, in addition to the continuation of Mr. Fix's employee benefits through such time. Mr. Fix's employment agreement terminated with the separation agreement.

     Further, we granted Mr. Fix 450,000 non-qualified stock options with an exercise price of $0.80 per share which replaced all of his previously granted options. These options became vested on May 12, 2001 and expire on May 12, 2006.

     Also, Mr. Fix agreed that for a period of one year after his resignation, he will not solicit any employee, independent contractor, customer or prospective customer of ours to terminate, diminish or alter such person's relationship with us.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following tables set forth, as of August 30, 2001, certain information regarding (a) each person who is known by the Company to be the beneficial owner of 5% or more of any class of the Company's voting securities, and (b) each director and nominee for director, (c) each named executive officer and (d) and all current officers and directors as a group. We are presenting ownership information as of August 30, 2001.

                                  COMMON STOCK

                                                            AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                        BENEFICIAL OWNERSHIP      % OF CLASS(1)
------------------------------------                        --------------------      -------------
Commercial Electronics Capital Partnership, L.P. .........       1,295,040(3)             15.1%
  c/o Commercial Electronics, L.L.C.
  375 Park Avenue, Suite 1604
  New York, New York 10152
Electronics Investments, L.L.C. ..........................       1,295,040(4)             15.1%
  c/o Commercial Electronics, L.L.C.
  375 Park Avenue, Suite 1604
  New York, New York 10152
Commercial Electronics, L.L.C. ...........................       4,421,279(5)             41.7%
  375 Park Avenue, Suite 1604
  New York, New York 10152
Michael P. Schulhof.......................................       5,788,137(6)             50.7%
  c/o Commercial Electronics, L.L.C.
  375 Park Avenue, Suite 1604
  New York, New York 10152
Viventures FCPR...........................................         681,818(7)              6.3%
  1, Place Carpeaux
  F 92915 Paris La Defense, Cedex
  France
John C. Maxwell, III......................................         401,181(8)(9)           5.0%
  c/o Commercial Electronics, L.L.C.
  375 Park Avenue, Suite 1604
  New York, New York 10152
Stephen D. Grubbs.........................................         110,000(8)(10)          1.4%
  c/o BBDO New York
  1285 Avenue of the Americas
  New York, New York 10019

                                                            AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                        BENEFICIAL OWNERSHIP      % OF CLASS(1)
------------------------------------                        --------------------      -------------
Nathan Gantcher...........................................         110,000(8)(10)          1.4%
  c/o HPB Assoc
  65 East 55th Street, 30th Floor
  New York, New York 10022
Jonathan Rubin............................................               0(11)               *
  55 Thankful Stow Road
  Guilford, Connecticut 06437
David S. Teitelman........................................         151,000(12)             1.9%
  11 Stonegate Road
  Hopkinton, Massachusetts 01748
Philip S. Baden...........................................         154,738(13)(14)         1.9%
  45 Skyview Drive
  Stamford, Connecticut 06902
Andrew Lee................................................               0(15)               *
  1455 Washington Blvd., Unit 314
  Stamford, Connecticut 06902
Frank J. Connolly, Jr. ...................................               0(16)               0
  45 Fara Drive
  Stamford, Connecticut 06905
Michael A. Clark..........................................         402,882(8)(13)(17)      4.9%
  20 Hill Street
  Milford, Connecticut 06460
Michael W.G. Fix..........................................          450,00(18)(24)         5.4%
  28 East 73rd Street, Penthouse A
  New York, New York 10021
Graeme MacLetchie.........................................         408,439(25)             5.2%
  c/o DB Alex Brown
  280 Park Avenue
  New York, New York 10107
David Mack................................................         540,541                 6.9%
  c/o The Mack Company
  370 West Passaic Street
  Rochelle Park, New Jersey 07662
All executive officers and directors as a group (6
  persons)................................................       1,587,240(19)             1.8%

                  SENIOR CONVERTIBLE SERIES A PREFERRED STOCK

                                                              AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP    % OF CLASS(1)
------------------------------------                          --------------------    -------------
Commercial Electronics Capital Partnership, L.P. ...........         250,000(2)            25.0%
  c/o Commercial Electronics, L.L.C.
  375 Park Avenue, Suite 1604
  New York, New York 10152
Electronics Investments, L.L.C. ............................         250,000(20)           25.0%
  c/o Commercial Electronics, L.L.C.
  375 Park Avenue, Suite 1604
  New York, New York 10152

                                                              AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP    % OF CLASS(1)
------------------------------------                          --------------------    -------------
Commercial Electronics, L.L.C. .............................         750,000(2)            75.0%
  375 Park Avenue, Suite 1604
  New York, New York 10152
Michael P. Schulhof ........................................       1,000,000(21)          100.0%
  c/o Commercial Electronics, L.L.C.
  375 Park Avenue, Suite 1604
  New York, New York 10152
All executive officers and directors as a group (6
  persons)..................................................               0                  *

                  SENIOR CONVERTIBLE SERIES B PREFERRED STOCK

                                                              AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP    % OF CLASS(1)
------------------------------------                          --------------------    -------------
Commercial Electronics Capital Partnership, L.P. ...........        863,636(2)            60.4%
  c/o Commercial Electronics, L.L.C.
  375 Park Avenue, Suite 1604
  New York, New York 10152
Michael P. Schulhof.........................................        920,454(21)           64.4%
  c/o Commercial Electronics, L.L.C.
  375 Park Avenue, Suite 1604
  New York, New York 10152
John C. Maxwell, III........................................         68,181(2)             4.8%
  c/o Commercial Electronics, L.L.C.
  375 Park Avenue, Suite 1604
  New York, New York 10152
Viventures FCPR.............................................        681,818(22)           32.3%
  1, Place Carpeaux
  F 92915 Paris La Defense, Cedex
  France
Philippe and Feront C. Brawerman............................        219,154(2)            15.3%
  Chemin De La Waronche, 1
  1471 Loupoigne
  Belgium
SDJ Investments, LLC........................................        108,941(2)             7.6%
  424 Pine Street
  Philadelphia, Pennsylvania 19106
Graham Partners, L.P. ......................................        113,637(2)             7.9%
  200 Park Avenue, Suite 3900
  New York, New York 10166
All executive officers and directors as a group (6
  persons)..................................................         68,181                4.8%

---------------
  *  Less than one percent.

 (1) In each case where shares of Common Stock subject to warrants, options or preferred shares are included as being beneficially owned by an individual or entity, the percentage of such shares owned by such individual or entity is calculated as if such warrants, options or preferred shares have been exercised or converted prior to such calculation.

 (2) Directly owned by such individual or entity.

 (3) Comprised of 550,040 shares of Common Stock, 625,000 shares of Common Stock acquirable upon the conversion of Series A Preferred Stock, and 120,000 shares of Common Stock acquirable upon the exercise of warrants.

 (4) Comprised of the shares of Common Stock beneficially owned by Commercial Electronics Capital Partnership, L.P. ("CECAP"). Electronics Investment, L.L.C. ("EI") is the general partner of CECAP.

 (5) Comprised of 1,682,643 shares of Common Stock, 1,875,000 shares of Common Stock acquirable upon the conversion of Series A Preferred Stock, and 863,636 shares of Common Stock acquirable upon the conversion of Series B Preferred Stock.

 (6) Comprised of the 2,232,683 shares of Common Stock directly owned by CECAP and Commercial Electronics, L.L.C. ("CE"), 2,500,000 shares of Common Stock acquirable by CECAP and CE upon the conversion of Series A Preferred Stock, 120,000 shares of Common Stock acquirable by CECAP upon the exercise of warrants, 863,636 shares of Common Stock acquired by CE upon the conversion of Series B Preferred Stock, 56,818 shares of Common Stock acquired by Mr. Schulhof upon the conversion of Series B Preferred Stock, and 15,000 shares of Common Stock acquirable by Mr. Schulhof upon the exercise of warrants. Mr. Schulhof is the manager of both EI and CE (as well as an investor therein).

 (7) Comprised of 681,818 shares of Common Stock acquirable upon conversion of 681,818 shares of Series B Preferred Stock, which shares of Series B Preferred Stock were acquired in exchange for 3,000,000 preference shares of E-Sync Networks (UK) Ltd., a subsidiary of the Company in July 2001.

 (8) A director of the Company.

 (9) Mr. Maxwell served as CEO of the Company from January 1999 through February 2000 and acting CEO from October 2000 through December 2000. Comprised of 158,000 shares of Common Stock directly owned, 160,000 shares of Common Stock acquirable upon the exercise of options, 15,000 shares of Common Stock acquirable upon the exercise of warrants, and 68,181 shares of Common Stock acquired upon the conversion of Series B Preferred Stock.

(10) Comprised of 110,000 shares of Common Stock acquirable upon the exercise of options.

(11) Mr. Rubin served as CEO of the Company from February 2000 through October 2000.

(12) Comprised of 151,000 shares of Common Stock directly owned (including shares owned jointly with his wife). Mr. Teitelman served as an executive officer of the Company through June 2000.

(13) An executive officer of the Company.

(14) Comprised of 154,738 shares of Common Stock acquirable upon the exercise of options.

(15) Mr. Lee served as an executive officer of the Company from February 2000 through August 2000.

(16) Mr. Connolly served as an executive officer of the Company from October 1999 through January 2001.

(17) Comprised of 402,882 shares of Common Stock acquirable upon the exercise of options.

(18) Comprised of 450,000 shares of Common Stock acquirable upon the exercise of options.

(19) See footnotes (9), (10), (14) and (17) above and footnote (25) below.

(20) Comprised of shares of Series A Preferred Stock directly owned by CECAP.

(21) Comprised of shares of Series A Preferred Stock directly owned by CECAP and CE.

(22) Comprised of 56,818 shares of Series B Preferred Stock directly owned and 863,636 shares of Series B Preferred Stock directly owned by CE.

(23) Comprised of 681,818 shares of Series B Preferred Stock acquired in exchange for 3,000,000 preference shares of E-Sync Networks (UK) Ltd., a subsidiary of the Company.

(24) Mr. Fix served as the Chairman and CEO of the Company from December 2000 to May 2001.

(25) Comprised of 333,439 shares of Common Stock directly owned, 70,000 shares of Common Stock acquirable upon the exercise of options and 5,000 shares of Common Stock held by Mr. MacLetchie's wife.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires directors, executive officers and 10% beneficial owners of any class of equity securities of the Company to file certain reports concerning their ownership of the Company's equity securities. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recently completed fiscal year, and Forms 5 and amendments thereto furnished to the Company with respect to its most recently completed fiscal year, the directors, officers and beneficial owners of 10% or more of any class of the Company's securities which failed to make the requisite filings on a timely basis are set forth below.

     On April 4, 2000, Michael Clark received a grant of options to purchase 50,000 shares of Common Stock. On May 24, 2000, Philip Baden received a grant of options to purchase 10,000 shares of Common Stock, and Michael Clark received a grant of options to purchase 50,000 shares of Common Stock. On September 22, 2000, Michael Clark received a grant of options to purchase 50,000 shares of Common Stock. On December 8, 2000, Philip Baden received a grant of options to purchase 13,645 shares of Common Stock, and Michael Fix became a Director and Chief Executive Officer of the Company. Forms 5 reporting each of these events were filed by those individuals on February 14, 2001. John C. Maxwell, III failed to file timely a Form 4 to report the acquisition of a warrant exercisable for 15,000 shares of Common Stock on August 15, 2000. Michael P. Schulhof failed to file timely a Form 4 to report the acquisition of a warrant exercisable for 15,000 shares of Common Stock on August 15, 2000. Commercial Electronics Capital Partnership, L.P. ("CECAP") failed to file timely a Form 4 to report its acquisition of a warrant exercisable for 108,600 shares of Common Stock on December 22, 2000. Each of Electronics Investments, L.L.C. ("EI"), the General Partner of CECAP, and Michael P. Schulhof, the Managing Member of El, also failed to file timely a Form 4 to report such transaction. Forms 5 for the aforesaid transactions were not filed with respect to the fiscal year ended December 31, 2000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On January 28, 1999, Commercial Electronics Capital Partnership, L.P. ("CECAP"), and a related entity, Commercial Electronics, L.L.C. ("CE", and collectively with CECAP, "Purchaser"), purchased 732,160 shares of Common Stock from three retiring directors of the Company at $0.85 per share. In connection therewith, the Purchaser also purchased from the Company (i) 1,000,000 shares of Series A Convertible Preferred Stock, and (ii) a warrant to purchase up to 1,500,000 shares of the Common Stock for 18 months at a price of $1.00 per share, for an aggregate cash consideration paid to the Company of $3,000,000. The Purchaser exercised the warrants during 1999. The Series A Convertible Preferred Stock is convertible into Common Stock at any time at the option of the holder on the basis of 2.5 shares of Common Stock for each share of Series A Convertible Preferred Stock.

     In connection with the aforementioned transaction, the Purchaser became the beneficial owner of 4,732,160 shares of the authorized Common Stock, representing (at the time) approximately 59% of the outstanding Common Stock (assuming the conversion of Purchaser's Preferred Stock into Common Stock and the full exercise of the Purchaser's warrant to purchase Common Stock). Such beneficial ownership, along with the fact that the Purchaser's designees currently constitute a majority of the Board of Directors, and the fact that the Purchaser has the contractual right to retain control of the Board of Directors, constituted a change in control of the Company from the retiring directors to the Purchaser and their director nominees.

     In the fourth quarter of 1999, the Company issued 1,590,909 shares of Series B Convertible Preferred Stock at $4.40 per share, and the Company's U.K. subsidiary issued 3,000,000 preference shares. The preference shares were exchanged at the option of the holder thereof for 681,818 additional shares of the Company's Series B Convertible Preferred Stock. The Company (including its U.K. subsidiary) received aggregate cash proceeds of $9.985 million from such sales, net of offering costs ($10 million of gross proceeds). All shares of such Series B Convertible Preferred Stock were sold for a price of $4.40 per share. See "Security Ownership of Certain Beneficial Owners and Management -- Senior Convertible Series B Preferred Stock" for a list of officers, directors and beneficial owners of 5% or more of any class of the Company's equity securities participating in such transaction.

     Any holder of Series B Convertible Preferred Stock shall have the right, at its option, at any time and from time to time, to convert any or all of such holder's shares of Series B Convertible Preferred Stock into shares of Common Stock. Upon the third anniversary of the issue date, each outstanding share of Series B Convertible Preferred Stock, or if earlier, the transfer of any shares of Series B Convertible Preferred Stock by an initial holder to any person other than an affiliate of such initial holder, such shares shall automatically be converted into shares of Common Stock.

     Each share of Series B Convertible Preferred Stock entitles the holder thereof to vote on each of the matters entitled to be voted on by holders of Common Stock, voting together as a single class with other shares entitled to vote thereon. Unless the consent or approval of a greater number of shares shall then be required by law, the affirmative vote of the holders of at least a majority of the outstanding shares of Series B Convertible Preferred Stock, voting as a single class, shall be necessary to (i) authorize, increase the authorized number of shares of, or issues any shares of any class of senior stock, (ii) amend, alter or repeal the Certificate of Incorporation so as to affect the shares of Series B Convertible Preferred Stock adversely, (iii) authorize or issue any security convertible into senior stock or (iv) effect an Extraordinary Event (as defined therein). The preference shares issued by E-Sync's U.K. subsidiary (i) had no voting rights (other than with respect to the winding up of E-Sync's U.K. subsidiary and altering the rights of such shares), (ii) had a priority in payment on a winding up of E-Sync's U.K. subsidiary, (iii) were not entitled to dividends, (iv) were non-transferable, and (v) would have been redeemable on November 5, 2009. In the event of any liquidation or winding up of the Company, holders of Series A and B Convertible Preferred Stock will be entitled to an amount equal to the applicable purchase price per share, plus any accrued but unpaid dividends, before any amounts are paid on behalf of the Common Stock.

     During August 2000, the Company received $500,000 in connection with the issuance of a subordinated term note to Michael P. Schulhof (the "Schulhof Note"), the beneficial owner of more than 10% of the Common Stock which became due on August 15, 2001. The note bears an interest rate of 12% per annum. In connection with the issuance of this note the Company issued warrants to purchase 15,000 shares of Common Stock at exercise prices ranging from $3.85 to $5.50 per share. The warrants are transferable and expire on August 15, 2005.

     During August 2000, the Company received $500,000 in connection with the issuance of a subordinated term note payable to John C. Maxwell (the "Maxwell Note"), Chairman of the Board, which became due on August 15, 2001. The note bears an interest rate of 12% per annum. In connection with the issuance of this note the Company issued warrants to purchase 15,000 shares of the Common Stock at exercise prices ranging from $3.85 to $5.50 per share. The warrants are transferable and expire on August 15, 2005.

     During December 2000, the Company received $905,000 in connection with the issuance of a convertible term note to CECAP, the beneficial owner of more than 10% of the Common Stock, which became due on May 31, 2001. The holder may convert a portion of the note into common stock at $0.25 per share, not to exceed 600,000 shares. In connection with the issuance of this note, the Company issued warrants to purchase 108,600 shares of the Common Stock at an exercise price of $0.75 per share. The warrants are transferable and expire on December 22, 2005. During April 2001, the Company received $95,000 in connection with the issuance of a convertible term note to CECAP, which became due on May 31, 2001. The holder may convert the portion of the note into Common Stock at $0.25 per share, not to exceed 61,683 shares. In connection with the issuance of this note, the Company issued warrants to purchase 11,400 shares of our Common Stock at an exercise price of $0.75 per share. The warrants are transferable and expire on December 22, 2005. We refer to both of the notes issued to CECAP as the "CECAP Notes." The Company believes that these issuances of securities are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), by virtue of the exemption set forth in section 4(2) of the Securities Act.

     In connection with the Proposed Transaction, the Board of Directors has proposed that the balance owed on the Schulhof Note and a portion of the balance owed on the CECAP Notes and the Maxwell Note be converted into shares of our Series C Preferred Stock, which is more fully discussed in "Proposal 5:
Affiliate Note Conversions" below. The Proposed Transaction is conditioned upon the Note Conversions.

     Michael Clark, our President and Chief Operating Officer, has entered into an agreement with the Company in connection with the Proposed Transaction. The board has approved an arrangement with each of Michael Clark and John C. Maxwell, III, the Chairman of the Board in connection with the Proposed Transaction. These arrangements are more fully described below under "Proposal 4 -- Interests of Certain Persons in the Proposed Transaction."

                             AUDIT COMMITTEE REPORT

     The material in this report does not constitute "soliciting material", shall not be deemed to be filed with the Securities and Exchange Commission and shall not be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this report by reference therein.

     The Audit Committee currently consists of Messrs. Gantcher and Grubbs. Responsibilities of the Audit Committee include (i) reviewing the engagement of the Company's independent accountants, (ii) considering matters relating to accounting policy and internal controls and (iii) reviewing the scope of annual audits. One meeting of the Audit Committee was held during the fiscal year ended December 31, 2000. Messrs. Gantcher and Grubbs are independent directors (as that term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers' Marketplace Rules). A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

     In fulfilling its responsibilities for the financial statements for fiscal year 2000, the Audit Committee:

     - Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2000, with management and with KPMG LLP, our independent accountants;

     - Discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) relating to the conduct of the audit; and

     - Received written disclosures and the letter from KPMG regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees, as amended). The Audit Committee discussed with KPMG their independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in our Annual Report on Form 10-KSB for the year ended December 31, 2000, for filing with the SEC.

     The Audit Committee approved the engagement of KPMG as our independent auditors for the year ended December 31, 2000. The Audit Committee has also approved the engagement of KPMG as our independent auditors for the year ended December 31, 2001. Representatives of KPMG are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions.

     The Audit Committee presents the following summary of all fees billed and/or paid to KPMG during 2000 for the following services:

     Audit Fees. The aggregate fees billed by KPMG for professional services rendered for the audit of our annual financial statements and quarterly reviews for the fiscal year ended December 31, 2000, were approximately $170,000.

     Financial Information Systems Design and Implementation Fees. We did not pay any fees to KPMG for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

     All Other Fees. We did not pay any fees to KPMG for professional services rendered other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2000.

     The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

                                          Nathan Gantcher
                                          Stephen D. Grubbs

                                PROPOSAL NO. 2:

                 AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
                 TO EFFECT A REVERSE SPLIT OF OUR COMMON STOCK

OVERVIEW

     You are being asked to vote upon an amendment to our Certificate of Incorporation which would authorize our Board of Directors to effect a reverse split of all outstanding shares of our Common stock at an exchange ratio of one-for-eight. The Board of Directors has adopted a resolution approving, declaring advisable and recommending to our stockholders for their approval, this amendment to our Certificate of Incorporation.

     The proposed amendment to our Certificate of Incorporation is attached to this Proxy Statement as Appendix B. If the required vote is obtained, we will effect a reverse stock split of our shares of Common Stock issued and outstanding and the number of issued and outstanding shares of Common Stock would be reduced in accordance with the exchange ratio of one-for-eight. The number of authorized shares and the par value of the Common Stock would remain unchanged.

PURPOSE OF REVERSE STOCK SPLIT

     The proposed amendment to our Certificate of Incorporation effecting a one-for-eight reverse stock split has been approved and declared advisable by the Board of Directors to reduce the number of shares of Common Stock outstanding and to increase the trading price of our Common Stock on The Nasdaq SmallCap Market. The Board took this action because our Common Stock has failed, for more than 30 consecutive days, to maintain the $1.00 minimum bid price required by Nasdaq Marketplace Rule 4310(c)(4) (the "Rule"). The proposed amendment is not the first step in a going private transaction.

     While there can be no assurance, the Board of Directors believes that the implementation of the proposed amendment effecting a one-for-eight reverse stock split, if approved by our stockholders, would possibly result in an increase in the minimum bid price of our Common Stock to above the $1.00 per share minimum mandated by The Nasdaq SmallCap Market for continued listing. However, while the Company believes that implementation of a reverse stock split is a satisfactory mechanism that will improve the Company's chances of achieving compliance with Nasdaq's minimum bid price requirement for The Nasdaq SmallCap Market, there can be no assurance that, even if the bid price for our Common Stock exceeds the $1.00 minimum threshold for the mandated period as a result of the reverse stock split, the Company will be able to maintain compliance with all of the continued listing requirements of The Nasdaq SmallCap Market or that The Nasdaq SmallCap Market will not delist our Common Stock.

     On May 24, 2001, the Company received a letter from Nasdaq stating that we were no longer in compliance with the net tangible assets/market capitalization/net income continued listing requirements of The Nasdaq SmallCap Market which required that we maintain net tangible assets of $2 million, market capitalization of $35 million or net income of $500,000, in the most recently completed fiscal year or in two of the last three most recently completed fiscal years. The letter also stated that the Company was not in compliance with Nasdaq's then-proposed new continued listing standard which would eliminate the $2 million net tangible asset test and establish a new $2,500,000 stockholders' equity test. The new listing standard was adopted in July 2001 and the net tangible asset test was replaced with the new stockholders' equity test. The Company is not currently in compliance with the stockholders' equity/market capitalization/net income test. As of May 1, 2001, the Company had stockholders' equity of $1,205,000 and market capitalization of $14,002,473 (equal to the product obtained by multiplying the closing price of a share of our Common Stock on The Nasdaq SmallCap Market on May 1, 2001 by the sum of the number of shares of Common Stock outstanding plus the number of shares of Common Stock into which the number of outstanding shares of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock are convertible). The Company reported in our annual filings a net loss of $13,432,000 for the year ended December 31, 2000, a net loss of $7,163,000 for the year ended December 31, 1999 and net income of $307,000 for the year ended October 31, 1998. Although the Company is taking steps to improve operating efficiencies and become profitable, there are numerous factors and contingencies that could affect the Company's stockholders' equity and there can be no assurance that the Company will be able to meet the stockholders' equity test, or the market capitalization or net income tests, or do so for any sustained period in the future.

     The Company has been formally notified of its failure to comply with the minimum bid price requirement under the Rule. Pursuant to Nasdaq Marketplace Rule 4310(c)(8)(B), the Nasdaq provided the Company 90 calendar days, or until June 28, 2001, to regain compliance with the Rule. In order to regain compliance, the closing price of the Company's Common Stock was required to be at least $1.00 for at least ten consecutive trading days prior to June 28, 2001.

     The Company received a Nasdaq Staff Determination on June 29, 2001 indicating that the Company failed to regain compliance with the minimum bid price requirement for continued listing set forth in the Rule and that its securities are, therefore, subject to delisting from The Nasdaq SmallCap Market. In accordance with its rights under the Nasdaq Marketplace Rules, the Company requested a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. The Company's timely appeal and request for a hearing stayed the delisting action and the Company's Common Stock was not delisted on July 9, 2001. At the hearing which was held on August 16, 2001, the Company presented its reasons why it believes the Common Stock should not be delisted from The Nasdaq SmallCap Market, including its proposal to effect the reverse stock split in an effort to bring its minimum bid price per share up to the minimum bid price requirement under the Rule and the other steps the Company is taking to achieve compliance with Nasdaq's listing standards (i.e., the Proposed Transaction). Nasdaq is currently evaluating the merits of the Company's appeal.

     If our Common Stock is delisted from The Nasdaq SmallCap Market, trading in our Common Stock, if any, would have to be conducted on the OTC Bulletin Board or in the non-Nasdaq over-the-counter market (also known as the pink sheet market). In such an event, an investor could find it more difficult to dispose of, or to obtain accurate quotations as to the market value of our Common Stock.

     In addition, if our Common Stock were to become delisted from trading on The Nasdaq SmallCap Market and the trading price were to remain below $5.00 per share, trading in our Common Stock may also become subject to the requirements of certain rules promulgated under the Exchange Act, which require additional disclosures by broker-dealers in connection with any trades involving a stock defined as a "penny stock." Generally, a "penny stock" is defined as any non-Nasdaq equity security that has a market price of less than $5.00 per share, subject to certain exceptions. The additional burdens imposed upon broker-dealers by these requirements could discourage broker-dealers from facilitating trades in our Common Stock, which could severely limit the market liquidity of the stock and the ability of investors to trade our Common Stock.

EFFECTS OF REVERSE STOCK SPLIT

     A reverse stock split is a reduction in the number of outstanding shares of a class of a corporation's capital stock, which is accomplished by the Company, in this case, reclassifying and converting all the outstanding shares of Common Stock into a proportionately fewer number of shares of Common Stock. For example someone holding 1,000 shares of our Common Stock before the reverse stock split would hold 125 shares of our Common Stock after the reverse stock split. This will also result in an increase in the available number of authorized, but unissued, shares of our Common Stock. However, each stockholder's proportionate ownership of the issued and outstanding shares of our Common Stock would remain the same, except for minor changes which may result from the provision in the amendment, as described below, which requires the rounding of any resulting fractional shares up to the nearest whole share.

     The primary purpose of the proposed reverse stock split of our Common Stock is to combine the issued and outstanding shares of the Common Stock into a smaller number of shares so that the shares of the Common Stock will trade at a higher price per share than their recent trading prices.

     Finally, the reverse stock split, if implemented, will affect the outstanding options to purchase Common Stock of the Company and certain other presently outstanding convertible securities with respect to Common Stock, issued by the Company which contain anti-dilution provisions. The agreements and other documents governing all of the Company's outstanding stock options and warrants to purchase, and all outstanding securities convertible into or exchangeable for, Common Stock include provisions requiring adjustments to the number of shares of Common Stock issuable upon exercise of such options or warrants or upon conversion or exchange of such other securities and the number of shares subject to and the exercise, conversion or exchange prices of, such options, warrants or convertible or exchangeable securities, in the event of a reverse stock split. For example, each of the outstanding options or warrants to purchase Common Stock or preferred shares would thereafter evidence the right to purchase that number of shares of the Common Stock following the reverse stock split equal to 12.5% of the shares of the Common Stock previously covered by the options, warrants or convertible or exchangeable securities (with fractional shares rounded up to the nearest whole share) and the exercise, conversion or exchange price per share would be eight times the previous exercise price.

NO FRACTIONAL SHARES

     In order that the Company may avoid the expense and inconvenience of issuing and transferring fractional shares of the Common Stock as a result of the reverse stock split, we will round any fractional shares resulting from the reverse stock split up to the nearest whole share. This means that stockholders who would otherwise be entitled to receive a fractional share of the Common Stock following the reverse stock split will receive a whole share in lieu thereof. For example, if any stockholder owns, in total, 999 shares, that stockholder's shares would be converted into 125 shares if the proposed one-for-eight reverse stock split is implemented.

     The rounding of fractional shares will not reduce the number of stockholders or stockholders of record. The Company's periodic reporting requirements under the Exchange Act will be unaffected by the rounding of fractional shares.

IMPLEMENTATION OF REVERSE STOCK SPLIT

     If the stockholders approve the reverse stock split amendment, management of the Company will filed a certificate of amendment (the "Certificate of Amendment") to our Certificate of Incorporation with the Secretary of State of the State of Delaware effecting the reverse stock split as soon as practicable subsequent to receiving the requisite stockholder approval and will notify stockholders of the effectiveness of the reverse stock split by a press release. Notwithstanding the foregoing, the Board of Directors reserves the right in accordance with Section 242(c) of the General Corporation Law of the State of Delaware, notwithstanding stockholder approval, and without further action by the stockholders, to abandon the reverse stock split, if, at any time prior to filing the Certificate of Amendment, the Board of Directors, in its sole discretion, determines that the reverse stock split is no longer in the best interests of the Company and the stockholders.

REASONS FOR REVERSE STOCK SPLIT: ADVANTAGES

     The Board of Directors believes that a reverse stock split is desirable for the following reasons:

          (a) If shares of our Common Stock continue to trade below $1.00 per share, our Common Stock will be delisted from The Nasdaq SmallCap Market. Delisting could decrease the marketability, liquidity and transparency of our Common Stock (which could, in turn, further depress our stock price). Our Board believes that the anticipated increase in the market price per share resulting from a reverse stock split will increase the probability that the price of our Common Stock will rise above the $1.00 minimum bid threshold that currently threatens our continued listing on The Nasdaq SmallCap Market. The Board also believes that the proposed reverse stock split will serve as evidence of our efforts to sustain compliance with Nasdaq's continued listing standards. However, even if the closing bid price of the Company's Common Stock increases to above $1.00, there can be no assurance that the Company will be able to maintain compliance with all of the continued listing requirements of The Nasdaq SmallCap Market.

          (b) The anticipated increase in the per share market price of our Common Stock could also enhance the acceptability of our Common Stock by the financial community and the investing public.

     Assuming the price per share of our Common Stock increases following the effectiveness of the reverse stock split, the Board believes that the perception of our Common Stock as an investment will improve and that our Common Stock will appeal to a broader market. Due to the extreme volatility of low-priced stocks, the Board believes that low-priced stocks may be negatively perceived by the investment community. For example, some brokers may be reluctant to, or may not, recommend the purchase of low-priced stocks to their clients, and certain institutional investors may be prohibited from purchasing such stocks or choose not to purchase such stocks. Many institutional and other investors look upon stock trading at low prices as unduly speculative in nature and, as a matter of policy, avoid investing in such stocks. As a result of this limited demand, the price per share of our Common Stock may be adversely affected. The Board believes that additional interest in our Common Stock by the investment community is desirable and could result in additional demand for our Common Stock, potentially increasing the bid price of our Common Stock, and could encourage a more stable trading market for our Common Stock. However, there can be no assurance that additional demand will develop or that the trading market for our Common Stock will become more stable.

          (c) Additionally, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing with lower priced stocks. Some of the policies and practices pertain to the payment of broker's commissions and to time consuming procedures that function to make the handling of lower priced stock economically unattractive to brokers and therefore difficult for holders of our Common Stock to manage. The expected increase in the per share price of the our Common Stock may help alleviate some of such problems.

          (d) In addition, the structure of trading commissions also tends to have an adverse impact upon holders of lower priced stock because the brokerage commission on a sale of lower priced stock generally represents a higher percentage of the sales prices than the commission on a relatively higher priced issue, which may discourage trading in lower priced stock. A reverse stock split could result in a price level for our Common Stock that may reduce, to some extent, the effect of these policies and practices of brokerage firms and diminish the adverse impact of trading commissions on the market for our Common Stock.

          (e) The increase in the portion of the Company's authorized shares of Common Stock that would be unissued after the reverse stock split is effected could be used for any proper corporate purpose approved by the Board of Directors. The increased number of authorized but unissued shares of Common Stock will provide the Company with additional flexibility to issue additional shares in connection with future financings or other transactions. However, the Board of Directors does not currently have any plans to utilize the increase in the number of the authorized but unissued shares of our Common Stock that would result from approval and implementation of the proposed reverse stock split.

REASONS AGAINST REVERSE STOCK SPLIT: DISADVANTAGES

     Even though the Board of Directors believes that the potential advantages of a reverse stock split outweigh any disadvantages that might result, the following are the possible disadvantages of a reverse stock split:

          (a) Despite the potential increase in liquidity discussed above, the reduced number of shares resulting from a reverse stock split could adversely affect the liquidity of our Common Stock.

          (b) A reverse stock split may leave certain stockholders with one or more "odd lots" which are stock holdings in amounts of less than 100 shares of Common Stock. These odd lots may be more difficult to sell than shares in even multiples of 100. Additionally, any reduction in brokerage commissions resulting from a reverse stock split, as discussed above, may be offset, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling odd lots created by the reverse stock split.

          (c) There can be no assurance that our stock price will increase as a result of the reverse stock split or that any increase can be sustained for a prolonged period of time. Indeed, if the trading price of our

     Common Stock does not proportionally increase after the reverse stock split, our total market capitalization, which is equal to the number of outstanding shares of Common Stock multiplied by the market price, will also decline. The decline in our stock price and the resulting decline in market capitalization after a reverse stock split could be greater than it would have been if the reverse stock split had not occurred.

          (d) Because a reverse stock split would result in an increased number of authorized but unissued shares of our Common Stock, it may be construed as having an anti-takeover effect, although neither the Board of Directors nor the Company's management views this proposal in that perspective. However, the Board of Directors, subject to its fiduciary duties and applicable law, could use this increased number of authorized but unissued shares to frustrate persons seeking to take over or otherwise gain control of the Company by, for example, privately placing shares with purchasers who might side with the Board of Directors in opposing a hostile takeover bid. Shares of our Common Stock could also be issued to a holder that would thereafter have sufficient voting power to assure than any proposal to amend or repeal the Company's by-laws or certain provisions of our Certificate of Incorporation would not receive the requisite vote. Such uses of our Common Stock could render more difficult, or discourage, an attempt to acquire control of the Company if such transaction were opposed by the Board of Directors.

          (e) Further, subject to Nasdaq rules on stock issuances, the increased number of authorized but unissued shares of our Common Stock could be issued by the Board of Directors without further stockholder approval, which could result in further dilution to the holders of the Common Stock.

MANNER OF EFFECTING THE REVERSE STOCK SPLIT

     If the reverse stock split is effected, the Company will not require holders of Common Stock to surrender their stock certificates. Instead, the Company will give notice to its transfer agent of the reverse stock split and the effective date of the Certificate of Amendment in order to accurately reflect the number of issued and outstanding shares of capital stock of the Company. Any fractional shares resulting from the reverse stock split will be rounded up to the nearest whole share.

     All holders of capital stock of the Company will continue to be entitled to receive any dividends or other distributions that may be declared and payable with respect to the Common Stock with a record date after the effective time of the reverse stock split.

FEDERAL INCOME TAX CONSEQUENCES

     The following summary of the federal income tax consequences of a reverse stock split is based on current law, including the Internal Revenue Code of 1986, as amended, and is for general information only. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder, and the discussion below may not address all the tax consequences for a particular stockholder. For example, foreign, state and local tax consequences are not discussed below. Accordingly, each stockholder should consult his or her tax advisor to determine the particular tax consequences to him or her of a reverse stock split, including the application and effect of federal, state, local and/or foreign income tax and other laws.

     Generally, a reverse stock split will not result in the recognition of gain or loss for federal income tax purposes. The adjusted basis of the aggregate number of new shares of Common Stock will be the same as the adjusted basis of the aggregate number of shares of Common Stock held by such holder immediately prior to the reverse stock split. The holding period of the new, post-split shares of the Common Stock resulting from implementation of the reverse stock split will include the stockholder's respective holding periods for the pre-split shares of the Common Stock held by such holder immediately prior to the reverse stock split. This treatment should also apply with respect to additional shares received for fractional shares.

NO APPRAISAL RIGHTS

     The holders of shares of the Common Stock have no appraisal rights under Delaware law, our Certificate of Incorporation or our by-laws with respect to the proposed amendment to our Certificate of Incorporation effecting a reverse stock split. If the amendment is approved by the stockholders, it will become effective as of the close of business on the day that the Certificate of Amendment is filed with the Secretary of State of the State of Delaware. However, the Board of Directors is authorized to abandon the amendment at any time prior to effectiveness, whether before or after obtaining stockholder approval, without further action by stockholders.

RECOMMENDATION AND REQUIRED VOTE

     The affirmative vote of a majority of all outstanding shares entitled to vote at the meeting is required to approve the proposed amendment to our Certificate of Incorporation to effect a reverse stock split at the proposed exchange ratio.

     The Board of Directors unanimously recommends that stockholders vote FOR approval of the proposed amendment to our Certificate of Incorporation.

                                  PROPOSAL 3:

              PROPOSAL TO AMEND OUR 1999 LONG-TERM INCENTIVE PLAN
                TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK
                      AVAILABLE FOR AWARDS UNDER THE PLAN

BACKGROUND

     The 1999 Plan was adopted by the Board of Directors on April 9, 1999. The stockholders of the Company approved the 1999 Plan at the 1999 Annual Meeting of Stockholders held on July 15, 1999. Certain amendments to the 1999 Plan were approved at the 2000 Annual Meeting of Stockholders on May 24, 2000. The 1999 Plan, as now in effect, provides for awards of up to 4,500,000 shares of Common Stock. Under the terms of the 1999 Plan, the Compensation Committee (as defined below) may grant stock options, stock appreciation rights, limited stock appreciation rights, restricted stock awards and/or performance shares to key employees and consultants of the Company, and shall grant shares of Common Stock to non-employee directors as set forth in the 1999 Plan. In addition, the 1999 Plan provides for, in addition to a grant of options to purchase 20,000 shares of Common Stock upon becoming a director, annual grants to non-employee directors of options to purchase 20,000 shares of Common Stock. In the event of a change in control of the Company, options to acquire Common Stock with a fair market value in excess of $100,000 may be accelerated.

PROPOSED AMENDMENT

     On August 14, 2001 the Board of Directors amended the 1999 Plan, subject to stockholder approval, to increase the number of shares of Common Stock reserved for issuance under the plan by 3,000,000 shares, from 4,500,000 shares to 7,500,000 correct numbers shares. You are being asked to approve this amendment at the Annual Meeting.

PURPOSE OF THE AMENDMENT

     The purpose of the 1999 Plan is to enable the Company to be in a position to advance the long-term interests of the Company by motivating employees and consultants and the directors of the Company with the opportunity to obtain a proprietary and vested interest in the growth and performance of the Company, and to generate an increased incentive to contribute to the Company's future success and prosperity, thereby enhancing the value of the Company for the benefit of our stockholders and the ability of the Company to attract and retain individuals of exceptional talent.

SUMMARY OF MATERIAL PROVISIONS OF THE 1999 PLAN

     A general description of the basic features of our the 1999 Plan is outlined below. Unless otherwise indicated, the following summary of the principal provisions of the plan assumes the approval of the proposed amendment increasing the number of shares of Common Stock available for awards under the 1999 plan. This summary is qualified in its entirety by reference to the actual text of the 1999 Plan, a copy of which you may obtain from us at the address set forth at the beginning of this Proxy Statement.

     Number of Shares. The amendment to the 1999 Plan proposed hereby would increase the number of shares of Common Stock available in the aggregate for the grant of stock options, stock appreciation rights, limited stock appreciation rights, restricted stock awards, grants to non-employee directors and/or performance shares from time to time from 4,500,000 to 7,500,000 correct numbers shares.

     As of August 30, 2001, options to purchase 5,898,702 shares have been granted under the 1999 Plan, of which 2,354,519 have been canceled, 91,087 have been exercised, and 3,553,096 remain outstanding and unexercised as of August 30, 2001. Accordingly, 955,817 shares remain available for future grant under the 1999 Plan as of the date of this Proxy Statement. Assuming approval of an increase of 3,000,000 correct number to the 1999 Plan, 3,955,817 would be available for future grants.

     No more than 800,000 shares of Common Stock subject to the 1999 Plan may be awarded in any year to any participant in the 1999 Plan.

     These numbers are subject to adjustment to reflect certain distributions of shares of stock and certain stock changes such as stock dividends, stock splits and share exchanges. Shares of Common Stock available for issuance under the 1999 Plan may be authorized but unissued treasury shares. Shares of Common Stock covered by lapsed, canceled, surrendered or terminated options or other awards will be available again for grant under the 1999 Plan.

     Administration; Eligibility. The Compensation Committee of the Board of Directors, or, in the absence of a designated Committee, the Board of Directors (the "Committee"), administers the 1999 Plan. The Committee has the authority to determine the selection of the participants in the 1999 Plan and the extent of the participation of each, except with respect to non-employee directors. The participants are to be employees and consultants of the Company whose performance, as determined by the Committee, can have an effect on the growth, profitability and success of the Company. As of today, the Company has approximately 45 employees, and four non-employee directors, including John C. Maxwell, III, who is not an employee of the Company, all of whom are eligible to participate in the 1999 Plan.

     Stock Options. The Committee may grant a participant the option to purchase shares of Common Stock of the Company through incentive stock options qualified under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or options not qualified under Section 422 of the Code ("non-qualified stock options") or a combination of both. Incentive stock options must be granted at not less than 100% of the fair market value of the underlying Common Stock on the date the option is granted, and at not less than 110% of such fair market value if granted to an employee who, at the time of grant, owns stock having more than 10% of the total combined voting power of all classes of stock of the Company (a "Ten Percent Stockholder"). However, in the Committee's sole discretion, non-qualified stock options may be granted at less than fair market value. Upon exercise, the option price is to be paid in full in cash, in shares of Common Stock, in such other consideration as the Committee may deem appropriate, or through an arrangement with a broker. Options are exercisable in whole or in part, provided that no stock option may be exercisable more than ten years after the date of its grant, and no incentive stock option granted to a Ten Percent Stockholder may be exercisable more than five years after the date of its grant.

     On August 30, 2001, the closing price of a share of our Common Stock on The Nasdaq SmallCap Market was $0.49.

     Stock Appreciation Rights. The Committee may grant participants the right to receive a payment equal to the appreciation in market value of a stated number of shares of Common Stock from the date of the agreement granting the stock appreciation right (the "base price") to its date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any incentive stock option, at any time during a specified period before the date of exercise. These stock appreciation rights may or may not be granted in tandem with stock options.

     Stock appreciation rights granted in tandem with stock options will be exercisable only to the extent the related stock option is exercisable and upon exercise of such a tandem stock appreciation right, the related stock option shall be canceled to the extent of the number of stock appreciation rights exercised.

     Limited Stock Appreciation Rights. The Committee may grant participants the right to receive a payment in cash equal to the appreciation over the base price by the greater of (i) the highest price of shares of Common Stock paid in connection with a change in control and (ii)(a) if the shares are traded on an exchange, the highest closing trade price per share on such exchange during the 60 days prior to the change in control, and (b) if the shares are not traded on an exchange, but are traded over-the-counter, the average of the highest daily closing bid and ask price of the shares of Common Stock during the 60 days prior to the change in control. These limited stock appreciation rights may only be granted in tandem with a stock option or stock appreciation right, but may be granted at the time such option or stock appreciation right is granted or at any time thereafter. Limited stock appreciation rights are exercisable in full for a period of seven months following the date of a change in control.

     If limited stock appreciation rights are exercised, the stock options and stock appreciation rights to which they are attached can no longer be exercised. If the stock options or stock appreciation rights are exercised or terminated, the related unexercised limited stock appreciation rights are simultaneously canceled.

     Restricted Stock Awards. The 1999 Plan permits the Committee to award restricted stock to participants with such terms, conditions, restrictions or limitations as the Committee deems appropriate (including, in the discretion of the Committee, without payment of consideration by the participant). While the restrictions are in effect, the Committee may permit a participant the right to vote shares and the right to receive any dividends. Restricted stock awards may be evidenced by stock certificates, book-entry registrations or in such other manner as the Committee determines.

     Grants of Options to Non-Employee Directors. The 1999 Plan provides that all non-employee directors in office on the date of the approval of the 1999 Plan by the Company's Board of Directors, and each person who thereafter becomes a non-employee director, on the date they become a non-employee director, will receive a non-qualified stock option to purchase 20,000 shares of Common Stock at a price equal to the fair market value of such a share on such date, exercisable after the first anniversary of the date of grant thereof, and through the tenth anniversary of the date of the grant thereof. In addition, on the date following each Annual Meeting of Stockholders of the Company, after giving effect to the election of directors at each such Annual Meeting, each non-employee director who has served as a director of the Company for at least six months shall receive a non-qualified stock option to purchase 20,000 shares of Common Stock at a price equal to the fair market value of one share of Common Stock on such date, exercisable after the first anniversary of the date of grant thereof and through the tenth anniversary of the date of grant thereof. For these purposes, the fair market value of a share shall be the last reported trading price on the last trading day before the date such non-employee director becomes entitled to receive the options (or, if there were no trades on such date, the average of the bid and asked prices per share on such date).

     Performance Shares. The 1999 Plan permits the Committee to grant performance shares to participants, which will entitle such employee to convert the performance shares into shares of Common Stock, into cash or into a combination thereof, as determined by the Committee, if pre-determined performance targets or goals are met. Performance goals may include, but not be limited to, one or more of the following: operating earnings, net earnings, return on equity, income, market share, stockholder return, combined ratio, level of expenses or growth in revenue. The Committee will determine the length of the performance period. Award payments made in cash rather than by the issuance of shares will not result in additional shares being available under the 1999 Plan.

     Employment; Transferability. The Committee is authorized under the 1999 Plan to adopt policies regarding the entitlement of participants in the event of retirement, permanent disability or death, or in cases of special circumstances. These policies may vary depending upon the specific circumstances and the individual involved.

     The Committee in its sole discretion may permit the assignment or transfer of the rights and interests of a participant under the 1999 Plan, and of any security issued or granted under the 1999 Plan; provided, however, an award under the 1999 Plan may not be assignable or transferable unless the exercise thereof, and subsequent sale thereof, are eligible for registration on a Registration Statement on Form S-8.

     Amendments. The Committee may amend, alter or discontinue the 1999 Plan at any time but may not, without the affected participant's consent, make any amendment, alteration or discontinuation that would impair the rights of a participant under an award previously granted. In addition, the Committee may not, without stockholder approval, adopt any amendment which would (a) increase the number of shares of Common Stock which may be issued under the 1999 Plan (except in the event of certain extraordinary occurrences, as described in the 1999 Plan), (b) change the employees or class of employees eligible to participate in the 1999 Plan, or (c) change the terms of grants to non-employee directors provided for in the 1999 Plan.

     Plan Benefits. As noted above, the number of options, and the terms and conditions of a specific option grant under the 1999 Plan are determined by the Committee from time to time in its discretion, subject to the terms of the 1999 Plan and the requirements of applicable law. Accordingly, the number of options, and their respective terms and conditions, to be received by or allocated to persons eligible to receive options under the 1999 Plan are not presently determinable, except with respect to options to be granted to directors who are not also employees of the Company. As more fully described above, each non-employee director shall annually receive an option to purchase 20,000 shares of Common Stock (see "Grants of Options to Non-Employee Directors," above).

     The table below summarizes outstanding options under the 1999 Plan as of August 30, 2001 held by the persons or groups listed below.

                                                               NUMBER OF SHARES
NAME AND POSITION                                             UNDERLYING OPTIONS
-----------------                                             ------------------
Michael W.G. Fix,
  Chairman and CEO(1).......................................        450,000
Michael A. Clark,
  President and COO.........................................        402,882
Jonathan B. Rubin,
  President and CEO(2)......................................              0
David S. Teitelman,
  President(3)..............................................              0
Frank J. Connolly, Jr.,
  Chief Financial Officer(4)................................              0
Philip S. Baden,
  Vice President, Professional Services.....................        154,738
Andrew Lee,
  Vice President, Managed Services(5).......................              0
Executive Group.............................................        557,620
Non-Executive Director Group................................        250,000
Non-Executive Officer Employee Group........................      2,295,476

---------------
(1) Michael W.G. Fix served as Chairman and CEO from December 2000 to May 2001.

(2) Jonathan Rubin served as the President and CEO from February 2000 through October 2000.

(3) David Teitelman served as CEO from 1995 through January 1999. Mr. Teitelman served as president through January 2000. Mr. Teitelman terminated his employment with the Company in June 2000.

(4) Frank J. Connolly Jr. served as Chief Financial Officer from September 1999 to January 2001.

(5) Andrew Lee terminated his employment with the Company in September 2000.

     Federal Income Tax Consequences. The following is a summary of the Federal income tax treatment of the incentive stock options, non-qualified stock options, stock appreciation rights, limited stock appreciation rights, restricted stock awards and performance shares that may be granted under the 1999 Plan based upon the current provisions of the Code and regulations promulgated thereunder.

     Incentive Stock Options. Incentive stock options under the 1999 Plan are intended to meet the requirements of Section 422 of the Code. Under this section of the Code, the grant of an incentive stock option will not result in the realization of income to the option holder, and the Company will likewise not be entitled to a deduction. Furthermore, if an option holder acquires stock upon the exercise of an incentive stock option, no income will result to the option holder and the Company will be allowed no deduction as a result of such exercise if the following conditions are met: (a) at all times during the period beginning with the date of the grant of the option and ending on the date three months before the date of such exercise, the option holder is an employee of the Company or of a subsidiary; and (b) the option holder makes no disposition of the stock within two years from the date the option is granted nor within one year after the option is exercised. In the event of a sale of such stock by the option holder after compliance with these conditions, any gain realized over the price paid for the stock will ordinarily be treated as a capital gain, and any loss will ordinarily be treated as a capital loss, in the year of sale. The exercise of an incentive stock option may result in alternative minimum tax liability to the option holder.

     If the option holder fails to comply with the employment or holding period requirements discussed above, such person will be treated as having received compensation taxable as ordinary income and/or having received a capital gain (or loss) in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, in accordance with the provisions of the Code. If the option holder is treated as having received compensation because of this failure to comply with either condition above, an equivalent deduction from income will be allowed to the Company in the same year.

     Non-Qualified Stock Options. The grant of a non-qualified stock option will not result in the realization of income for Federal tax purposes for an option holder, nor will the grant entitle the Company to a tax deduction. An option holder who exercises a non-qualified stock option will generally realize compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company will be entitled to a deduction from income in the same amount. The option holder's basis in such shares will be the fair market value on the date exercised, and capital gain or loss will be recognized in the year of a subsequent sale.

     Stock Appreciation Rights. The grant of a stock appreciation right will not result in tax consequences to the Company or to an award holder. A holder who exercises a stock appreciation right will realize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the shares or other property received on the date of exercise, and the Company will be entitled to a deduction in the same amount.

     If an employee allows a stock appreciation right granted in tandem with an option to expire, otherwise than as a result of exercising a related option, the Internal Revenue Service may contend that the employee will have taxable income in the year of expiration equal to the amount of cash or the fair market value of stock or other property which he would have received if he had exercised his stock appreciation right immediately before it expired. In addition, under Treasury Regulations governing incentive stock options, a stock appreciation right with respect to an incentive stock option must be granted at the same time the incentive stock option is granted in order to ensure that the incentive stock option remains qualified as such.

     Limited Stock Appreciation Rights. The grant of a limited stock appreciation right will not result in tax consequences to the Company or to a participant. A participant who exercises a limited stock appreciation right will realize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the shares or other property received on the date of exercise, and the Company will be entitled to a deduction in the same amount. A participant who does not exercise at the time of a change in control and allows the limited stock appreciation rights to lapse could be taxed as though exercise had occurred at either of those two dates.

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

     Restricted Stock Awards. Restricted stock awards granted under the 1999 Plan will constitute taxable income to the recipient, and a deductible expense to the Company, in the year in which the restrictions lapse unless the participant elects to recognize income in the year the award is made. Unless such an election is made, the amount of the taxable income and corresponding deduction will be equal to the excess of the fair market value of the stock on the date the restrictions lapse over the amount, if any, paid for such stock. The Company is also allowed a compensation deduction for dividends paid to participants (provided they have not elected to recognize income at the time of the award) on restricted stock while the restrictions remain in force.

     Performance Shares. Performance Shares awarded under the 1999 Plan will not constitute a taxable event to the recipient until such time as the recipient actually receives shares of Common Stock or cash or other property related to such award. The amount of taxable income will be equal to the amount of cash received or the fair market value of stock or other property received at such time. The Company will be entitled to a compensation deduction in the same year.

     Performance-based Compensation. Generally, a federal income tax deduction is unavailable for annual compensation in excess of $1,000,000 paid to any of the five most highly compensated officers of a public company. Compensation that qualifies as performance-based compensation, however, is not counted toward the $1,000,000 limit. All grants made under the 1999 Plan other than grants of Restricted Stock are intended to qualify as performance-based compensation.

INTEREST OF CERTAIN PERSONS

     Each of the directors and executive officers of the Company has an interest in the proposal to adopt the amendments to the 1999 Plan because all employees and non-employee directors of the Company are eligible to receive awards under such 1999 Plan.

EFFECT OF PROPOSAL 2 (REVERSE STOCK SPLIT) ON THIS PROPOSAL 3

     As discussed in Proposal 2 above, our Board of Directors has also recommended that stockholders approve a proposed amendment to our Certificate of Incorporation that will give our Board of Directors the ability to effect a reverse stock split. Under the terms of the reverse stock split, the Board of Directors would have the authority to issue one new share of Common Stock in exchange for eight outstanding shares of Common Stock.

     The 1999 Plan provides for automatic equitable adjustments in the event of a reverse stock split to both the aggregate number of shares of Common Stock available for issuance under the 1999 Plan and the terms of the stock options outstanding under the 1999 Plan. Thus, if the stockholders approve the reverse stock split at the Annual Meeting and the Board of Directors subsequently implements the reverse stock split, the number of shares of Common Stock authorized for issuance under the 1999 Plan will be reduced proportionately with the one-for-eight reverse stock split ratio. In addition, the number of shares of Common Stock subject to each stock option outstanding under the 1999 Plan will be reduced proportionately and the per share exercise price under each such option will be increased proportionately with the one-for-eight reverse stock split ratio.

RECOMMENDATION AND REQUIRED VOTE

     The affirmative vote of a majority of shares voting at the meeting is required to approve the proposed amendment to the 1999 Plan to increase the number of shares of Common Stock reserved for issuance under the plan by 3,000,000 shares, from 4,500,000 shares to 7,500,000 shares.

     The Board of Directors unanimously recommends that stockholders vote FOR approval of the proposed amendment to the 1999 Plan.

                                PROPOSAL NO. 4:

                            THE PROPOSED TRANSACTION

                      SUMMARY OF THE PROPOSED TRANSACTION

     The Proposed Transaction, as will be described in more detail in this section of the Proxy Statement, is comprised of the following.

     Pursuant to the Company Contribution Agreement, on the Closing Date, the Company will contribute substantially all of its assets and operating businesses to a newly-formed joint venture entity (the "JV"), and Charles River Corporation ("CRC") will simultaneously contribute to the JV customer contracts which, over the 3-month period ending July 31, 2001, produced substantially equal revenue to the Company's gross, recurring revenue over such period. The Company will initially receive a 51% equity interest in the JV, and CRC will initially receive a 49% equity interest in the JV. Among other provisions related to changes in ownership, CRC will have an option to purchase up to 1/3 of the Company's equity in the JV for a purchase price that, if exercised in full, would equal $3,800,000. An affiliate of CRC would be the manager of the JV, and, subject to limited rights of the Company to veto certain transactions or remove the manager under very narrowly defined circumstances, the Company will not have control over the direction that the JV takes, or any right to remove the manager if, for example, the JV is not performing up to expectations or, rather than paying earnings out to the Company as a distribution, is retaining them for future expansion.

     In addition, CRC will make available to the Company a $2 million loan commitment, of which $500,000 has already been borrowed by the Company. The loans made by CRC to the Company are and will be secured by a Pledge and Security Agreement covering all of the Company's now owned or future acquired assets, and the lien of such Agreement covers and will cover all amounts owed by the Company to CRC in connection with the Proposed Transaction. As additional consideration for making the loans, the Company will grant CRC a warrant (the "Warrant") to acquire up to 10% of the Company's capital stock on a fully-diluted basis determined as of the close of business on the Closing Date. The exercise price with respect to such Warrant will be at a 25% discount from market. The Company will grant registration rights to CRC at the Closing in connection with the issuance of the Warrant.

     By voting in favor of the Proposed Transaction, the Company's stockholders will be approving the following:

     - The contribution by the Company to the JV of substantially all of the Company's assets;

     - The issuance to CRC of the Warrant; and

     - To the extent permissible under the applicable provisions of the Delaware General Corporation Law, the future sale by the Company to CRC of all or part of the Company's interests in the JV pursuant to Article VIII of the Operating Agreement. See "-- Negative
       Considerations -- Considerations -- If the Closing Does Occur -- Approval under Delaware General Corporation Law."

                     BACKGROUND OF THE PROPOSED TRANSACTION

HISTORY OF THE COMPANY

     Prior to 1999, the Company was known as Wiltek, Inc. and was incorporated under the laws of the State of Connecticut. Wiltek, which (including its predecessors) had existed for over fifty years and had been publicly traded for over twenty years, was engaged in the Company's current professional services and managed services businesses.

     The current situation has its genesis on January 28, 1999, when Commercial Electronics Capital Partnership, L.P., and a related entity, Commercial Electronics, L.L.C. (collectively, "CECAP" or "Purchaser"), purchased 732,160 shares of the Company's common stock from three retiring directors of the Company at $.85 per share. In connection therewith, the Purchaser also purchased
(i) 1,000,000 shares of the Company's newly issued Series A convertible preferred stock, and (ii) a warrant to purchase up to 1,500,000 shares of the Company's common stock for 18 months at a price of $1.00 per share, for an aggregate cash consideration paid to the Company of $3,000,000. The Purchaser exercised the warrants during 1999. The Series A convertible preferred stock is convertible into common stock at any time at the option of the holder on the basis of 2.5 shares of common stock for each share of Series A Preferred Stock, and will automatically convert into common stock on January 28, 2002.

     In connection with the aforementioned transaction, the Purchaser became the beneficial owner of 4,732,160 shares of the Company's authorized common stock, representing (at the time) approximately 59% of the Company's outstanding common stock (assuming the conversion of Purchaser's preferred stock into common stock and the full exercise of the Purchaser's warrant to purchase common stock). Such beneficial ownership, along with the fact that the Purchaser's designees then constituted a majority of the Company's Board of Directors, and the fact that Purchaser has the contractual right to retain control of the Company's Board of Directors, constituted a change in control of the Company from the retiring directors to the Purchaser and its director nominees.

     The Purchaser commenced a number of actions during 1999 to try to grow the Company. Effective as of July 28, 1999, Wiltek was merged with and into its wholly-owned subsidiary, E-Sync Networks, Inc., a Delaware corporation, pursuant to an Agreement and Plan of Merger dated as of July 15, 1999, by and between Wiltek and E-Sync (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, E-Sync became the surviving corporation of the merger. Pursuant to the Merger Agreement, each share of Wiltek common stock, no par value per share, was converted into one fully paid and nonassessable share of common stock of the Company, $.01 par value per share, and each share of Wiltek Series A Preferred Stock, no par value per share (the only series of preferred stock then outstanding), was converted into one fully paid and nonassessable share of the Company's Series A Preferred Stock, $.01 par value per share.

     On November 1, 1999, the Company issued an aggregate of 1,590,909 shares of Series B Convertible Preferred Stock at $4.40 per share to fifteen accredited investors, and, shortly thereafter, the Company's U.K. subsidiary issued 3,000,000 preference shares, which shares were exchangeable at the option of the holder thereof, at any time, for 681,818 additional shares of the Company's Series B Preferred Stock, to one accredited investor. The Company (including its U.K. subsidiary) received cash proceeds of $10.0 million from such sales, net of offering costs. The 3,000,000 preference shares were subsequently exchanged, at the option of the holder thereof, for 618,818 shares of the Company's Series B Preferred Stock.

     On November 8, 1999, the Company acquired 100% of the outstanding stock of Braincraft Learning Technologies, Inc. ("Braincraft"), a web page design business, for a total purchase price of $3.8 million. The purchase price included (i) $250,000 of cash, (ii) 680,256 shares of E-Sync common stock valued at $2.9 million, (iii) acquisition costs of $225,000 and (iv) options valued at $542,000.

     While all of this restructuring, capital raising and acquisition activity was occurring, the Company was engaged in rationalizing the organization resulting from the acquisition of Braincraft and developing and advancing its e-business strategy for providing supply chain products and services. The Company invested substantially in infrastructure, building a world-class data center and relocating operations to the new facility, while it recruited a new senior management team to direct the Company's e-business strategy and efforts.

THE NEED FOR CAPITAL

     To fund losses from operations and the development of its supply chain products and services, the Company determined to raise additional equity financing through the sale of an additional series of preferred stock. In April of 2000, Communications Equity Associates ("CEA") was retained to assist in the private placement, initially targeted to raise $40 million. Following the preparation of materials and strategies, the Company commenced initial funding presentations in May of 2000. However, in March, 2000, a significant downturn in the market for the equities of e-business companies occurred, which, when combined with the Company's performance, prevented the Company from fulfilling its strategy. Although by June of 2000 the Company had reduced its capital raise target to $20 million, established contact with a number of potential institutional investors, and held meetings with a number of interested parties, including venture capital firms, investment funds, potential strategic partners, and others, the Company received no firm investment offers.

     As senior management's focus was increasingly consumed by its fund-raising efforts, the market for the Company's products and services began to soften, with revenues for the third quarter 2000 decreasing 33% over the second quarter. Meanwhile, the Company continued to build its infrastructure and its operating losses widened. As a result of the foregoing, as well as the decline in valuations of internet and e-business stocks generally, the Company's common stock had plummeted from a high of $17.25 per share on January 11, 2000 to $3.00 per share by the end of September.

     Facing a severe shortage of operating capital, diminished prospects for equity funding on acceptable terms, decreasing revenues, and increasing operating expenses, the Company initiated a number of changes in its strategies beginning in the third quarter of 2000, including:

     - Restructuring management to provide a greater focus on current operations;

     - Slowing down implementation of the Company's supply chain market strategy, with a concurrent reduction in force of its product development staff; and

     - Obtaining $2.5 million in financing, consisting of a $1.5 million asset-based credit line facility and $500,000 principal amount of subordinated debt from each of two affiliates, John C. Maxwell III and Michael P. Schulhof, principals of CECAP, the Company's largest stockholder. The credit facility was terminated in December 2000 due to covenant defaults.

     Management changes and infrastructure re-engineering continued into the fourth quarter of 2000 as the Company's financial performance worsened. Revenues for the fourth quarter were $2.4 million, 18% below the second quarter number. While discussions continued with numerous potential funding sources, the Company once again reduced its funding target to $5 million based on a revised business plan which focused on achieving profitability from then-current operations -- the Company's Professional Services, Managed Services, and Braincraft business units. In November of 2000 the Company completed a privately placed equity financing of $1 million with an unaffiliated investor.

     By year's end 2000, the Company determined that its survival required additional significant changes to strategy and the board of directors authorized management to dispose of its Braincraft subsidiary and seek a transaction for materially all of the assets of the Company. In September of 2000, the Company retained Stanford Keene to act as its investment banker for these purposes.

     During the first quarter of 2001, in response to an ever-worsening market for the web applications development services of its Braincraft subsidiary, the Company continued its downsizing of Braincraft while seeking a buyer. Absent any meaningful offers, Braincraft was effectively closed down at the end of the first quarter of 2001. In financial support of the Company while seeking a transaction, a loan in the principal amount of $1 million was arranged with CECAP and largely funded in the fourth quarter of 2000.

SEEKING PROPOSALS FOR SUBSTANTIALLY ALL OF THE COMPANY'S ASSETS

     Initially, Stanford Keene worked with the Company to discreetly identify and explore transaction options. Subsequently, it was determined that the Company needed to adopt a higher profile in seeking either a buyer or merger partner. In March, 2001, Stanford Keene contacted 32 companies as prospective partners seeking an indication of interest in a transaction for, initially, all of the Company's assets, consisting principally of its two remaining operating business units -- Professional Services and Managed Services. A minimum cash bid floor was set at $12.5 million and communicated verbally to prospects, while making clear that alternative structures would also be considered.

     In addition to indications of interest for all of the Company's assets, the process generated expressions of interest for the acquisition of the Company's Professional Services division on a stand-alone basis. Hypothesizing a scenario in which the proceeds of such a sale would enable the Company to reach profitability in continuing to operate its Managed Services division, Stanford Keene was directed to seek additional proposals for the Professional Services group.

     In all, the Company received a total of five proposals -- two proposals for all of the Company's assets and three proposals for Professional Services only.

     With respect to Professional Services only, the Company received proposals from Mail.com, Howard Systems, Inc. ("HSI"), and Charles River Consulting, Inc. ("CRC"), with highlights as follow:

     - Mail.com proposed to acquire the Professional Services business unit in exchange for approximately $1.1 million worth of restricted Mail.com common stock.

     - The HSI proposal featured a combination of an up-front cash payment in the amount of $350,000 plus an earn-out over five years which, if the business unit performed according to its pro forma plan, would have provided up to $1.6 million in undiscounted future earnings streams to the Company.

     - CRC proposed a combination of front-end cash ($200,000), in-kind services ($600,000 worth of applications development work), and an earn-out over five years which, if the business unit performed according to its pro forma plan, would have provided up to $2.6 million in undiscounted future earnings streams to the Company.

     Since the total liabilities of the Company at June 30, 2001 were in excess of $5.5 million (including $2 million of debt to investors), and the Company's Managed Services division had yet to achieve the scale of operations needed to generate a positive contribution to overhead and profit, the Company determined that a transaction involving Professional Services only would not generate sufficient capital to continue operations independently. Therefore, the Company turned its attention to proposals involving materially all of its assets.

     A proposal was received from J2 Global ("J2") to acquire the Company for $1.5 million in cash and 300,000 shares of J2 Global restricted common stock. At the time of the proposal, J2 had recently completed a reverse stock split and on April 11, 2001 closed trading at $2.23 per share, making the face value of the consideration approximately $2.2 million. Again, the Company determined that, while there were meaningful potential synergies between J2 and the Company's operations, the total consideration in J2's proposal was inadequate to acquit the Company's accumulated debt, let alone provide for any distribution to E-Sync's stockholders.

     A proposal was received from the investment firm of Trautman Wasserman ("TW") for a merger between the Company and SpaceLogix, Inc. ("SPX"), a private managed services start-up affiliated with TW seeking to specialize in co-location and network managed services in third party data centers. In its meeting on May 5, 2001, acting upon management's analysis and evaluation, the Company's board of directors determined that the transaction with TW and SPX offered the greatest value to the Company and its various constituencies.

THE SPACELOGIX, INC. LETTER OF INTENT

     On May 7, 2001, the Company entered into a non-binding Letter of Intent with SpaceLogix, Inc. (the "SPX LOI"), which set forth the basic terms and conditions under which the two parties would seek to enter into a definitive agreement, pursuant to which SPX would merge into a wholly-owned subsidiary of the Company. Additionally, the Company entered into consulting agreements to obtain various management services from each of SPX and TW. Although the SPX LOI did not include no-shop language or make express provision for a break-up fee, each of the consulting agreements specified payment of $75,000 in the event that the SPX merger transaction was not consummated within 150 days from the date of the SPX LOI.

     According to the terms of the SPX LOI:

     - Upon execution of definitive agreements, SPX was to have provided one or more loans to the Company in a minimum principal amount of $1,050,000, and cause TW to undertake a best efforts capital raise of up to $3.5 million for the merged entity.

     - Upon consummation of the merger, (i) SPX would merge into ESNI, (ii) ESNI stockholders would retain their then-currently outstanding securities in ESNI, and (iii) SPX stockholders would receive the following consideration:

       - Shares of ESNI common equal to the sum of (i) 600,000, plus (ii) shares equal to the quotient of the amounts loaned to the Company divided by 80% of the average ESNI stock price at the time of the loans;

       - 1,200,000 shares of a new issue of preferred stock in the Company which would be convertible into either (i) 12,000,000 shares of ESNI common stock provided that the merged entity was able to complete a private placement for a minimum of $2 million in new equity capital within 120 days of the consummation of the merger, or (ii) aggregate cash consideration of $600,000 in the event the aforesaid private placement was not completed on time;

       - Warrants to acquire 5,000,000 shares of ESNI common at an exercise price equal to 85% of the average closing price for the five days immediately preceding execution of the definitive agreement, with exercisability subject to achievement of the following performance criteria for the merged entity;

         - 1,833,000 exercisable when ESNI had increased monthly gross margin on sales by $100,000 for three consecutive months above the level achieved for April 2001;

         - 1,833,000 exercisable when ESNI achieved after tax income for three consecutive months (exclusive of goodwill amortization arising out of the merger); and

         - 1,833,000 exercisable when ESNI's balance sheet current ratio exceeds 1:1 for three consecutive months, though not earlier than November 2001.

     - Upon execution of the definitive merger agreement, SPX would have the right to name up to two members to the Company's seven-person board of directors and could name an additional two members upon successful completion of the private placement.

THE HOWARD SYSTEMS, INC. LETTER OF INTENT FOR THE SALE OF PROFESSIONAL SERVICES

     During the negotiation of the definitive agreement with SPX and TW, the managements of ESNI and SPX jointly evolved a business strategy which came to focus exclusively on the market potential for managed services. Given limited capital and management resources, the managements determined to spin-off the Professional Services division, provided that a buyer could be found with whom a strategic partnership for cross-marketing could be established. Based upon the proposals the Company had recently received, dialog was immediately initiated with HSI.

     At its meeting on May 18, 2001, the Company's Board of Directors adopted a resolution authorizing management to proceed in negotiating a transaction with HSI for the Company's Professional Services division. On May 23, 2001, the Company entered into a non-binding Letter of Intent with HSI (the "HSI LOI").

     According to the terms of the HSI LOI, HSI would acquire our Professional Services division for the following consideration:

     - $300,000 in cash at the Closing;

     - A $50,000 Promissory Note, payable in two equal installments on the 60th and 90th day subsequent to the Closing, subject to certain contingencies; and

     - A profit sharing arrangement pursuant to which the Company would receive twenty percent (20%) of HSI's earnings before interest and taxes ("EBIT") of the business being acquired in 2002, fifteen percent (15%) of the business' EBIT in 2003, ten percent (10%) of the business' EBIT in 2004 and five percent (5%) of the business' EBIT in 2005.

     Additionally, the Company and HSI agreed to negotiate a strategic partnering relationship through which the companies would jointly market enterprise messaging consulting and hosting services, exchange sales leads and implement a matrix for cross-selling. While the HSI LOI included a "no-shop" provision for a period of 60 days, recognizing that it only had a non-binding letter of intent with SPX, the Company had negotiated an exception for a transaction involving materially all of ESNI's assets.

THE CHARLES RIVER CONSULTING, INC. LETTER OF INTENT

     While working diligently to complete definitive agreements with each of SPX and HSI, the Company continued to receive indications of interest from outside parties and to actively consider such proposals as it was legally able to entertain. Of all such activities only one proposal was viewed as offering the Company a materially superior set of economics to the combination of the SPX and HSI deals.

     Shortly after the Company's public announcement of the HSI LOI, contact was initiated by CRC, and directed toward constructing a superior offer for materially all of the Company's assets. On June 15, 2001, the Company simultaneously terminated its letter of intent agreements with each of SPX and HSI, and entered into a Letter of Intent with Charles River Consulting ("CRC LOI").(1)

     Under the terms of the CRC LOI, the parties agreed to negotiate towards a transaction through which we would transfer our business and substantially all of our assets to a new joint venture entity, which would be majority owned by E-Sync. CRC would simultaneously then transfer business and assets substantially equal in projected revenues to the entity. On August 6, 2001, the Company announced that it had entered into definitive agreements covering the CRC transaction and relationship.

---------------

     1 HSI subsequently sued the Company, CRC and Michael Clark, the Company's President, in connection with the Company's termination of the HSI LOI. HSI has since withdrawn its complaint with prejudice. Neither the Company nor Mr. Clark made a payment to HSI in connection with such dismissal.

              PURPOSE AND REASONS OF THE COMPANY FOR THE PROPOSED
             TRANSACTION; RECOMMENDATION OF THE BOARD OF DIRECTORS

GENERAL

     The purpose of the Proposed Transaction is to allow the Company to survive. Absent approval by the Company's stockholders of the Proposed Transaction and the closing of the Proposed Transaction relatively soon thereafter, the Company is likely to be forced into bankruptcy by its creditors, which include CRC. Management believes that bankruptcy, whether commenced as a reorganization under Chapter 11 of the federal bankruptcy code or as a liquidation under Chapter 7 of the federal bankruptcy code, would likely lead to the liquidation of the Company, and that the Company's stockholders would be unlikely to receive any proceeds from such a liquidation. While the Company is concerned about many aspects of the Proposed Transaction (see "-- Negative Considerations"), it also believes that there are synergistic fits between CRC and the Company's businesses that could be captured by the JV, that CRC's management is better suited than the Company to run the Company's current businesses, and that, assuming CRC operates in good faith and with the interests of the JV and its members (which include the Company) in mind, the Company could benefit from any growth and prosperity which the JV may experience after the Closing.

     Furthermore, other than the Proposed Transaction, management does not believe that there are any other options available to the Company, or reasonably likely to become available to the Company, that would allow the Company to avoid bankruptcy. As of June 30, 2001, the Company reported negative working capital (current liabilities less current assets) of $3,541,000, and, despite numerous cost-cutting efforts, still lost $1,467,000 in the fiscal quarter then ended. Furthermore, the Company currently owes CRC $500,000, plus interest, on funds that have been bridge loaned by CRC to the Company, and would owe CRC an additional $500,000 pursuant to the terms of the Company Contribution Agreement if the Proposed Transaction is not consummated for any reason other than a breach by CRC. All amounts that the Company owes to CRC are secured by a first lien that CRC holds on the Company's assets. While CRC has been cooperative since the signing of the Company Contribution Agreement, if the Company's stockholders do not approve of the Proposed Transaction, we have no reason to believe that CRC would refrain from taking such actions, including enforcement of its security interest and foreclosure upon our assets, as it deems appropriate in order to recover amounts we owe to CRC.

FACTORS CONSIDERED

     In reaching its determination to approve the Proposed Transaction, the Board considered, among other factors: (i) the fact that, if it did not approve the Proposed Transaction, the Company would likely be forced into bankruptcy and liquidated; and (ii) the opinion the Board received from L J Salinger Associates, Ltd. as to the fairness to the Company, from a financial point of view, of the consideration to be received by the Company at the Closing. See
"-- Purpose and Reasons of the Company for the Proposed Transaction; Recommendation of the Board of Directors -- Factors Considered" and "-- Opinion of the Company's Financial Advisor." The Board also considered a number of negative factors and problems with the Proposed Transaction described below under "-- Negative Considerations" and the interests of certain members of management and corporate affiliates as described below under "-- Interests of Certain Persons in the Proposed Transaction."

     The other material positive factors considered by the Board of Directors in reaching its determination to approve the Proposed Transaction were as follows:

     - Management's belief that the credit being made available to the Company by CRC, along with anticipated earnings from the JV, would be sufficient to enable the Company to clean up its balance sheet, regain solvency and survive going forward. Subject to various assumptions about the discounts the Company can negotiate with creditors for the payment of debts owed to them by the Company, and the timing of the Closing, management believes that the Company would be in a position to have no material current liabilities as of the Closing. See "-- Negative
       Considerations -- Considerations-Prior to Closing -- Risk of Proposed Transaction Not Closing."

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

     - Management's belief that use of the loaned funds that would be made available by CRC to satisfy liabilities of the Company could make it possible for the Company to attract new investors and businesses, and thus, potentially, to rebuild the Company.

     - Management's belief that, even if the Company were not on the verge of bankruptcy, its core businesses could not be made profitable without additional new capital, and that, at least in the current equity market, the Company would not be able to attract such new capital.

     - Management's belief that any taxable profits that may arise either by virtue of the Proposed Transaction or the operations of the JV after the Closing would be offset by current year tax losses and prior year tax loss carryforwards.

     - That the Company's 51% interest in the JV would represent a relatively equivalent amount of gross revenues compared to the Company's current gross revenues, but with positive profits rather than continuing losses. Management believes, in this regard, that CRC's management is qualified to run the combined businesses of the Company and CRC represented by the JV, and that the combination of such businesses is likely to produce more profit than either business could separately.

     - The Company's right, albeit under very limited circumstances set forth in the Operating Agreement, to require distributions from the JV, to require the JV to redeem the Company's interest therein, or to force CRC to either buy the Company's interest in the JV or to sell its interest in the JV to the Company.

     BASED UPON THE FOREGOING, THE BOARD OF DIRECTORS RECOMMENDS TO THE STOCKHOLDERS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSED TRANSACTION AS DESCRIBED HEREIN. THE BOARD HAS DETERMINED THAT THE TRANSACTIONS CONSTITUTING THE PROPOSED TRANSACTION ARE ADVISABLE AND IN THE BEST INTERESTS OF THE STOCKHOLDERS.

                            NEGATIVE CONSIDERATIONS

     While the Board of Directors is recommending that you vote FOR the Proposed Transaction, it does so notwithstanding a number of concerns and negative factors of which you should be aware. We will first discuss considerations that arise by virtue of our having signed the Company Contribution Agreement, and exist whether or not the Proposed Transaction is consummated. We will then discuss those factors that would be relevant if and when the Proposed Transaction is consummated.

CONSIDERATIONS -- PRIOR TO CLOSING

  Risk of Proposed Transaction Not Closing

     Notwithstanding the signing of the Company Contribution Agreement, there are at least two conditions to CRC's obligation to close the Proposed Transaction that we believe will not be satisfied. First, the agreement requires that the JV must have entered into a line of credit or revolving credit facility on terms and in an amount mutually acceptable to CRC and the Company, which acceptance cannot be unreasonably withheld, and that such facility cannot require any third party guaranty or any security interest in any assets other than the JV's assets. CRC has indicated that, to be satisfactory, there must be $2.25 million of financing in place and such financing must be available from the Closing Date. While the Company has not yet arranged for the JV to have a credit facility, our management believes that, given the credit worthiness of the JV's customers, even in the current period of limited credit, it should be able to obtain accounts receivable financing for the JV. However, on the Closing Date, the JV will not have any accounts receivable or inventory, and so it may be extremely difficult for the JV to draw on such a credit facility until such time as the JV creates its own receivables. Furthermore, even if CRC is willing to close notwithstanding the failure by the Company to satisfy this condition, it is not clear how the JV will commence operations without available cash on hand.

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

     It is also a condition precedent to CRC's obligation to close the Proposed Transaction that the Company shall have obtained approvals from its creditors of the transactions contemplated by the Company Contribution Agreement, which approvals may be conditioned on the receipt by such creditors of certain specified payments within a specified period of time following the closing, provided that the total amount of such payments is reasonably acceptable to CRC. In other words, we have to make arrangements with our existing creditors such that CRC will be satisfied that other creditors will not be able to force the Company into bankruptcy subsequent to the Closing. In bankruptcy, it is possible that a bankruptcy trustee would attempt to unwind the Proposed Transaction.

     At the time that we executed and delivered the Company Contribution Agreement, we believed that, with funds that CRC would loan us at the Closing, we would be able to negotiate discounts with certain creditors and satisfy the Company's liabilities. However, as time has passed, costs of implementing the Proposed Transaction have mounted and our losses have continued, management is no longer certain that it will be able to satisfy this condition.

     If we are unable to satisfy these or other conditions of closing, CRC would have the right to terminate the Agreement without consummating the Proposed Transaction and, in such case, in addition to other amounts owed by us to CRC, we would be obligated to pay CRC the $500,000 termination fee.

  Restrictions on Our Operations

     Despite the substantial risk that the Proposed Transaction will not close, the Company Contribution Agreement puts very strict limitations on the manner in which we can operate our business during the period beginning with the time we signed the agreement and ending with the closing or the termination of the agreement (the "Pre-Closing Period"). In addition to our agreement to operate our business and maintain our assets only in the ordinary course of business, as is commonly required, we further specifically agreed that we would not, during the Pre-Closing Period, enter into any written or oral contracts, commitments or other agreements pursuant to which we would incur an obligation of more than $1,000, whether individually or in the aggregate, without CRC's prior written approval. If the Closing does not occur, there can be no assurance that the Company's businesses and assets, or the value thereof, will not have been materially diminished by virtue of these restrictions.

  Lack of Fiduciary Out -- Break-Up Fee

     During the Pre-Closing Period, the Company has agreed not to take any action, directly or indirectly, to initiate, continue, solicit, receive, negotiate, encourage or accept any offer or inquiry from any person to engage in any "Business Combination", to reach any agreement or understanding for, or otherwise attempt to consummate, any Business Combination, or to furnish or cause to be furnished any information with respect to the Company or its assets to any person who the Company knows or has reason to believe is in the process of considering any Business Combination. The term "Business Combination" is broadly defined to include any merger, consolidation or other combination to which the Company is a party, or any stock issuance or other disposition of securities by the Company, which in any such case would adversely affect the Company's ability to contribute the Company Contributed Assets to the JV, as well as any disposition of any of the Company Contributed Assets.

     The Company Contribution Agreement does not contain a "fiduciary out" provision that would allow us to terminate the Proposed Transaction if the Board of Directors determines both that a better offer has been made and that it would be a violation of the Board's fiduciary duty to the Company's stockholders not to pursue such offer.

     Because there is no fiduciary out, the Company Contribution Agreement does not contain the fairly customary type of break-up fee arrangement, pursuant to which the target company would be required to pay a specified amount to the abandoned buyer in the event that the target were to accept a better offer from a third party, with such amount generally representing the abandoned buyer's exclusive remedy against the target for terminating the transaction. The Company Contribution Agreement provides, in contrast, that the Company will be obligated to pay the $500,000 termination fee to CRC in the event that the agreement is terminated for
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

any reason other than by the Company on the basis of CRC's breach, and such amount is not stated in the Company Contribution Agreement to be the exclusive remedy of CRC against the Company in respect of any such termination event.

     Management negotiated with CRC to obtain a "fiduciary out" provision, but CRC steadfastly refused to agree to it. The Board of Directors approved the Company Contribution Agreement without the fiduciary out partially in recognition of the absence of any superior or even comparable indications of interest being raised during the prolonged period of time prior to the signing of the agreement during which the public had knowledge that the Company was "on the market." We do not know whether a court would enforce the "no-shop" provisions set forth in the agreement without a fiduciary out. With respect to the application of the termination fee provision to events, other than a competing third party offer, leading to the termination of the agreement which are beyond the Company's exclusive control (for example, if the Closing does not occur because the JV can not obtain stand-alone financing or if we can not reach agreement with enough of our creditors to satisfy CRC), the Board agreed to it because CRC again steadfastly refused to proceed without it. In the end, we simply felt we had no choice. Again, we do not know whether a court would enforce the termination fee, or would find it excessive and unenforceable, in whole or in part.

  Summary

     In short, by virtue of the Company's present situation, if the Proposed Transaction does not close, the Company will be in severe difficulty. It is likely that CRC would sue us for repayment of the $500,000, plus interest thereon, that it has already loaned us to date, and also likely would sue the Company for payment of the $500,000 termination fee. In that connection, CRC also likely would seek to enforce its security interest and foreclose upon all our assets. Such actions or those of other creditors would likely force us to seek protection from creditors under the federal bankruptcy laws (or be involuntarily subjected to such laws), which would then probably lead to a liquidation. In a bankruptcy scenario, we believe it is almost certain that the interests of all of our equity holders would be rendered worthless.

     Indeed, there can be no assurance that the Proposed Transaction will occur, since it is unlikely that we will be able to satisfy all conditions precedent and, as a result, we likely will need CRC to waive certain conditions in order to proceed.

CONSIDERATIONS -- IF THE CLOSING DOES OCCUR

  Lack of Operations

     While we will retain the intellectual property comprising our TotalChain product, and the intangible assets that remain from our former Braincraft subsidiary's web design operation, we will not have any ongoing business operations subsequent to the Closing, and our only reasonably likely (as opposed to potential) source of revenue will be our equity stake in the JV. TotalChain does not at this time represent a viable product. We believe that it would take a minimum of $2,000,000 of additional cash (which cash we will not have in the near future) in order to determine TotalChain's viability as a product, and substantial additional cash to actually develop it. Furthermore, there can be no assurance that the product, even if determined to be viable, would be profitable for the Company. While we could re-enter the web design business in the future, the employees who worked for our Braincraft subsidiary have left our employ, and it is not clear that we would have any material advantage over any new entry to the web design field. While we hope to be able to acquire new businesses in the future, either by using shares of our stock as consideration or by selling our stock for cash and using the proceeds to acquire new businesses, there can be no assurances that we will be able to do so.

     Because the Company has not yet identified the business opportunity or opportunities in which it may, in the future, attempt to obtain an interest, we cannot describe the specific risks presented by any such business. To the extent after the closing that we were to acquire a financially unstable company or an entity in its early stage of development or growth (including entities without established records of revenues or income), we would become subject to numerous risks inherent in the business and operations of financially unstable and early stage or potential emerging growth companies. In addition, to the extent that we were to acquire an entity in an industry characterized by a high level of risk, we would become subject to the currently unascertainable risks of that industry. An extremely high level of risk frequently characterizes certain industries which experience rapid growth. Although management will endeavor to evaluate the risks inherent in a particular new business or industry, there can be no assurance that it will properly ascertain or assess all such risks. Such new business may involve an unproven product, technology or marketing strategy, the ultimate success of which cannot be assured. A new business may be in competition with larger, more established firms over which it will have no competitive advantage. Any investment we make in a future business opportunity may be highly illiquid and could result in a total loss if the opportunity is unsuccessful. There also can be no assurance that the Company will be able to get in a position to invest in additional significant business opportunities.

  Lack of Control Over the JV

     While we initially will have a 51% equity stake in the JV, an affiliate of CRC will be the manager of the JV and, pursuant to the terms of the Operating Agreement, will have almost total control over the JV's operations. Our only rights with respect to the operation of the JV itself are veto power over an extremely limited number of matters, such as maintaining the JV's legal existence, dissolution, liquidation or filing for bankruptcy, dealing with affiliates, issuing new interests in the JV and appointing any manager not an affiliate of CRC, and the right to cause the manager to be removed for "cause." The term "cause," however, is extremely limited, and does not cover failure to manage the JV well, produce certain targeted results of operations or otherwise perform. Rather, cause is limited to any material act of fraud or gross negligence in connection with the performance of the manager's duties, or a material breach of the manager's agreement with the JV that either cannot be cured or, if curable, is not cured within a reasonable period of time following written notice. Furthermore, even if cause exists and the manager is terminated, CRC would have the same right that the Company has to consent to the hiring of the replacement manager.

     Except with respect to the limited matters described above, the Company will have no ability to direct or control the management and operations of the JV. If the JV is not managed well, then it is extremely likely that the value of the Company's only material asset as of the Closing, its interest in the JV, will become substantially diminished, if not worthless.

  Lack of Cash Flow

     Even if the JV is successful, there can be no assurance that our interest in the JV will provide us with sufficient cash flow to maintain even our limited operations. We anticipate that after the Closing we would require, at a minimum, $270,000 per annum, in order to maintain part-time management to monitor our investment in the JV and search for new opportunities, pay for an annual audit, otherwise fulfill our requirements as a public company under the federal securities laws and pay other related expenses. After fully drawing down on our credit facility from CRC and satisfying our pre-Closing liabilities, we anticipate having no more than $270,000 of cash remaining. Therefore, absent additional funds becoming available through the sale of our equity securities or in connection with our acquisition of another business, we will only be able to stay in business and fulfill our legal requirements beyond December 2002 if the JV makes distributions which are sufficient to cover these various expenses. However, the JV has only limited obligations to make distributions out of earnings. The manager has the power to hold back funds which would otherwise be distributed if it determines in its discretion that the funds will be needed for future expansion, or if certain performance targets aren't met. Furthermore, pursuant to the terms of the Operating Agreement, 60% of any distributions made to us would be paid directly to CRC as a prepayment on our borrowings from CRC. See "-- Terms of the Proposed Transaction -- Operating Agreement; Management Agreement" and "-- Terms of the Proposed Transaction -- Notes and Security Agreement." To such extent, any distributions would be rendered unavailable to fund operations or pay down our other liabilities.

     Further complicating matters, because CRC has a pledge in not just our current assets but all assets that we acquire subsequent to the Closing, it will likely be very difficult to generate required working capital by buying other businesses, since we could not finance any portion of any such acquisition unless a lender was willing to have a security interest subordinate to that of CRC. Therefore, we could likely only finance an
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

acquisition with CRC's consent at the time (which it will have no obligation whatsoever to give), or by voluntarily prepaying our borrowings from CRC.

  Lack of Liquidity in Investment in the JV

     The agreements pursuant to which the Proposed Transaction would be consummated, provide the Company with very limited means to liquidate our investment in the JV should we desire to do so in the future. In view of our lack of control over the management of the JV, and our lack of control over the timing and amounts of distributions to be made by the JV in the event it generates earnings, it would have been preferable for us to have additional means to enable us to monetize our investment in the JV over time, and force a complete "exit" from our investment. The relevant agreements provide only limit exit opportunities.

     We have no right to force the JV to go public, which would, thereafter, allow us to sell our interests in the JV in the public equity markets. Our right to sell our equity interest in the JV is restricted limited by a right of first refusal and a right of co-sale that we have given to CRC, which would at best inhibit, and at worst drive away, a potential purchaser. Furthermore, we view it as relatively unlikely that a buyer will emerge for our equity interest in the JV, given the lack of control, liquidity and mandatory distributions associated with it.

     The Company was, nonetheless, able, to negotiate the inclusion of two specific exit vehicles in the Operating Agreement. First, pursuant to Section
8.3 of the Operating Agreement, the Company (as well as CRC) has the right after the fourth anniversary of the Closing Date to initiate a "shotgun buy-sell" provision. Under such a provision, either party may notify the other that it is willing to either buy out the other party or be bought out by the other party at a valuation for the entire JV either fixed by the initiating party or determined by an appraiser. While, absent unusual circumstances, a shotgun buy-sell arrangement should get a seller a fair price (since by definition the party receiving the notice will elect to buy the initiating party's share, rather than sell to the initiating party, if the enterprise value is set too low), there is some reason to believe that such arrangement may not provide the Company with an available exit. In particular, in order to initiate the shotgun buy-sell, the Company would need to be ready, willing and able to buy out CRC, and there can be no assurance that the Company would have any ability to do so in any context, much less a context in which a party willing to provide funds to the Company has to be willing to be used as a "stalking horse," since there will be no transaction to finance if CRC elects to buy our interest rather than sell us its interest. See "-- Terms of the Proposed Transaction -- Operating Agreement; Management Agreement."

     The second exit vehicle consists of a right to redemption, which right is set forth in Section 8.7 of the Operating Agreement. Pursuant to such section, upon the maturity date of the loans made to us by CRC, we may require the JV to redeem our interest in the JV for a price equal to 50% of its appraised value, after taking into account lack of liquidity, lack of control, the existence of the Management Services Agreement and certain other factors, provided, that in no event would the redemption price be less than the outstanding balance due under the loans. Even if the Company desired to exercise its right of redemption, notwithstanding the manner in which the price would be fixed, our right to be redeemed would be conditioned upon the JV being able to obtain any necessary lender consent, and in that regard, we will have no control over what lending facilities the JV may have in place at that time, or the terms of those facilities. It is anticipated that the JV will have at least a revolving credit facility in place from and after the closing. We have no reason to believe that any required consent would be readily obtainable at any time that we sought to have our interest redeemed.

  Regulation

     After the Closing, the Company would continue to be subject to regulation under the Securities Act of 1933 and the Securities Exchange Act of 1934. In addition, we could become subject to regulation under the Investment Company Act of 1940 (the "1940 Act"). Under the 1940 Act, a company is considered to control another company if it owns more than 25% of that company's voting securities and is the largest shareholder of such company. A company may be required to register as an investment company if more than 45% of its total assets consist of, and more than 45% of its income/loss and revenue attributable to it over the last four quarters is derived from, ownership interests in companies it does not control. We believe that we will, for purposes of the 1940 Act, control the JV until such time as CRC exercises its option and holds an equity interest in the JV equal to or exceeding ours. At that time, absent future developments, almost all of our assets, income/loss and revenues would come from a company that we do not control.

     The Company does not intend to become an investment company and, if the JV were to cease to be controlled by us for purposes of the1940 Act, we would rely on the transient investment company exemption under Rule 3a-2 of the 1940 Act. The Company would then be required to register as an investment company at the end of the one-year period following the time at which the JV ceases to be controlled by us, unless the Company then engaged in non-investment company business, changes the composition of its assets such that less than 40% of its assets are investment securities, or is granted an exemption by the SEC (as to which there can be no assurance). While the Company would intend to acquire a new business, and therefore be engaged in non-investment company business, before the expiration of the one-year period from when the JV ceased to be controlled by us, there can be no assurance that our acquisition efforts would be successful or that we will not be required to register as an investment company under the 1940 Act.

     If, at some point after the Closing, we are deemed to be an investment company under the 1940 Act and are required to register as an investment company under the applicable provisions of such statute, we would be subject to substantial additional regulation, and subject to further regulatory oversight by the Securities and Exchange Commission, acting through it Division of Investment Management. Among other requirements, no more than 60% of the persons constituting our Board of Directors could be "interested persons" of the Company, as defined under the 1940 Act and applicable regulations thereunder. In such event, the Company would seek to hire an investment adviser registered under the Investment Advisers Act of 1940 to manage its assets, and such investment adviser would be entitled to management fees and the reimbursement of its expenses. The Company would also require the services of a custodian to maintain its securities, which custodian would be entitled to custodial fees and the reimbursement of its expenses. The Company would also be subject to additional reporting requirements vis a vis the SEC and its stockholders. Aside from the additional direct and indirect costs associated with being regulated as a registered investment company, investment company status would be inconsistent with our desire and preferred strategy to actively manage and operate synergistic businesses.

  Limited Management Resources

     Management of the Company subsequent to the Closing will consist solely of Messrs. Clark and Maxwell, who will each be serving in a part-time capacity to implement the Company's strategy under the direction of the Board of Directors. Prior to effecting any acquisition or other business combination, Messrs. Clark and Maxwell will administer the affairs of the Company (including supervising CRC's management of the JV, seeking new business opportunities, and handling financial reporting matters, general administrative concerns and the payment of retained liabilities) with the assistance of consultants hired on an as needed basis. The success of the Company after the Closing will be dependent largely upon the active participation of its management and directors who may lack experience or background in any new business in which the Company proposes to engage.

     The Company's future success will depend on its ability to attract and retain key management and other personnel with expertise required in connection with the monitoring of the JV and the growth and development of one or more new businesses. Competition for qualified employees and personnel may be intense and, from time to time, there may be a limited number of persons with knowledge of and experience in a particular industry. There can be no assurance that the Company will be successful in attracting and retaining such executives and personnel. Furthermore, until such time, if any, as the Company has expanded into new businesses, if Mr. Clark or Mr. Maxwell were, for whatever reason, to leave the employ of the Company, it would likely be extremely difficult to find a replacement to work with CRC with respect to the JV, not to mention a qualified replacement willing to take a part-time job. The loss of the services of key personnel, or the inability to attract additional qualified personnel, could have a material adverse effect on the Company's results of operations, development efforts and potential to grow.

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

  Potential Delisting From Nasdaq Small Cap Market

     On August 16, 2001, the Company had a hearing before Nasdaq in which we presented to Nasdaq reasons why our common stock should not be delisted from Nasdaq, notwithstanding our failure to fulfill the minimum bid price and other requirements for continued listing. As of the date of this Proxy Statement, Nasdaq has not communicated to us any decision as to whether it will permit the common stock to continue to be listed for some period of time in order to allow the Proposed Transaction and other matters contemplated hereby to be consummated. Even if Nasdaq does allow continued trading in our common stock, on a pro forma basis giving effect to all of the matters contemplated by the Proposed Transaction, we would still very close to the minimum criteria for continued listing, and there can be no assurance either that we will meet such criteria for continued listing subsequent to the Closing or that we will thereafter have sufficient earnings to qualify for continued listing. If our common stock is delisted from Nasdaq, it could have various negative effects on the trading range for and volume of trading in our securities. See "Proposal No. 2: Amendment to Our Certificate of Incorporation to Effect a Reverse Split of our Common Stock -- Reasons for Reverse Stock Split: Advantages."

  Approval under Delaware General Corporation Law

     The terms of the Proposed Transaction, and specifically those contained in the Operating Agreement, require the Company, under certain circumstances, to sell all of its equity in the JV upon CRC's direction. One such circumstance would be CRC's exercise of the shotgun buy-sell arrangement, after which the Company would be required either to buy out all of CRC's interests in the JV or sell to CRC all of the Company's interests in the JV. If the Company does not have sufficient funds to buy out CRC, the Company would have no option other than to sell its interest in the JV to CRC. Pursuant to Section 8.4 of the Operating Agreement, CRC could also force the Company to sell its interest in the JV in connection with the sale by CRC of its own interest in the JV to a third party, provided that the terms and conditions of such sale were the same for both CRC and the Company.

     The presence of these contractual provisions in the Operating Agreement means, at least from a practical standpoint, that the approval of the Proposed Transaction by the Company's stockholders also includes their approval of the potential total divestiture of our existing operations and assets in two steps, subject to CRC's discretion. The Company's outside counsel advised us, however, that it was uncertain as to whether the approval of stockholders sought to be obtained for the upcoming Annual Meeting would be sufficient, as a matter of law (in particular, the Delaware General Corporation Law (the "DGCL")) to authorize the sale of its equity interest in the JV at some time in the future as such sale would constitute, at least based on present circumstances, the sale by the Company of all or substantially all of its assets. Therefore, and notwithstanding the terms of the Operating Agreement, the Company could need to obtain further shareholder approval in order to comply with these provisions. The Company's counsel recommended that management seek an opinion from a Delaware law firm expert in the DGCL to advise it on this matter, but the Company determined that it did not have the financial resources to pay a separate counsel to make this determination. Section 8.9 of the Operating Agreement provides that in the event that the Company is requested to sell its equity in the JV pursuant to either of the two provisions described above and, at such time, the Company delivers to CRC a written legal opinion of counsel, located in Delaware and having a nationally recognized expertise in the DGCL, stating that such firm can not opine that the Company's compliance with the operative provision does not require the prior approval of the Company's stockholders, the Company shall not be required to take such action prior to obtaining such approval and shall use its best efforts to obtain such stockholder approval as promptly as practicable. Based upon all of the foregoing, the Company is unable to advise its stockholders as to whether or not approval of the Proposed Transaction could lead to the Company being totally divested of its current business operations without the stockholders being given an opportunity to vote on such divestiture.

                   OPINION OF THE COMPANY'S FINANCIAL ADVISOR

     By letter dated July 18, 2001, the Company engaged L J Soldinger Associates, Ltd. ("Soldinger") as its financial advisor for purposes of advising the Company as to the fairness, from a financial point of view, of the Proposed Transactions and, if appropriate, to render a written opinion thereon. Soldinger was selected for this position based upon its willingness to undertake the project, its ability to complete the project in a timely manner, its experience and expertise and because of the positive experiences of Michael A. Clark, the Company's President and Chief Operating Officer, in working with Soldinger in the past. On August 1, 2001, at the meeting at which our Board of Directors approved the Proposed Transaction, Soldinger's representative advised the Board of Directors that based upon the assumptions made, procedures followed, matters considered, and limits of review, as set forth in the written opinion, and based upon its analysis as of that date and based upon the financial terms set forth in the draft agreements as of that date Soldinger was prepared to deliver a written opinion to the effect that the consideration to be received by the Company as part of the Proposed Transaction was fair to the Company from a financial point of view. A written opinion dated August 1, 2001 was subsequently delivered to the Board of Directors. The Company's Board of Directors does not plan to obtain an update to this opinion.

     The full text of Soldinger's opinion, which sets forth the assumptions made, matters considered, limitations on, and scope of the review undertaken by Soldinger, is attached as Appendix C to this Proxy Statement and is incorporated into this Proxy Statement by reference. The Company's Board of Directors did not impose any restrictions or limitations upon Soldinger with respect to the investigations made or the procedures followed by it in rendering its opinion. The Company's stockholders are urged to, and should, read Soldinger's opinion carefully and in its entirety for a description of the procedures followed, the factors considered, and the assumptions made by Soldinger. Soldinger's opinion is directed to the Company's Board of Directors and addresses only the consideration to be received by the Company in the Proposed Transaction from a financial point of view. It does not address any other aspect of the Proposed Transaction or constitute a recommendation to any of our stockholders as to how to vote at the Annual Meeting. It specifically does not cover the Company's decision to sell its assets or enter into some other type of business combination. The following summary of Soldinger's opinion is qualified in its entirety by reference to the full text of the opinion.

     In connection with rendering its opinion, Soldinger, among other things:

     - Reviewed the Letter of Intent between CRC and the Company and drafts (which were in substantially final form) of the transaction documents;

     - Held discussions with senior officers and other representatives of CRC and the Company with respect to their past and current financial performance, financial condition and prospects;

     - Reviewed publicly available business and financial information relating to the Company, including its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, its Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2001, and its Current Reports on Form 8-K filed on May 8, 2001 and June 18, 2001; and

     - Reviewed certain other relevant financial and operating data relating to the Company, as well as certain financial forecasts relating to the Company, provided to it by the Company's officers.

     In rendering its opinion, Soldinger also considered a number of additional factors, including (but not limited to) the following:

     - The current and historical market prices and trading volumes of the Company's common stock;

     - Historical and other operating data of the Company and CRC;

     - Projected earnings and other operating data of the Company and the JV;

     - The historical and projected capitalization and financial condition of the Company;

     - The financial terms of certain other similar transactions recently effected for which publicly available information existed, which Soldinger considered relevant;

     - Other publicly available information, including financial statements and stock market results, relating to the businesses of other companies whose operations Soldinger considered relevant in evaluating our operations; and

     - Other analyses and examinations and considered such other information and financial, economic and market criteria that Soldinger deemed appropriate.

     In rendering its opinion, Soldinger assumed and relied upon the accuracy and completeness of all of the financial and other information that was used by it without assuming any responsibility for any independent verification of any such information. Soldinger also relied upon the assurances of our management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to projections that it reviewed, Soldinger assumed that such projections were reasonably prepared on a basis reflecting the best currently available estimated and judgments of the respective managements, and that such projections provided a reasonable basis upon which it could form an opinion.

            INTERESTS OF CERTAIN PERSONS IN THE PROPOSED TRANSACTION

     The Company has entered into a letter agreement with Michael A. Clark, the Company's President and Chief Operating Officer pursuant to which Mr. Clark will receive a $125,000 cash bonus payable upon the closing of the Proposed Transaction. The bonus will not be paid if the closing does not occur.

     The Board has approved an arrangement for each of Michael A. Clark and John
C. Maxwell, III to provide the Company with executive management services subsequent to the closing of the Proposed Transaction. The services would include managing the Company's investment in the JV and its relationship with CRC, maintaining compliance with the federal securities laws and seeking new opportunities for the Company. The arrangement would provide for a payment of $62,500 per year to each of Messrs. Clark and Maxwell as compensation, in addition to the continuation of benefits. In addition, in the event that Messrs. Clark and Maxwell are successful in consummating an acquisition for the Company, the Company has agreed to pay them a success fee based on the following formula:
5% of the first $1 million of transaction value, 4% of the second $1 million of transaction value, 3% of the third $1 million of transaction value, 2% of the fourth $1 million of transaction value and 1% of any transaction value in excess of $4 million. In connection with this arrangement, Mr. Clark has agreed that he would be eligible to receive a severance payment equal to three months of his salary, rather than the six months to which he is currently entitled, at the time of the termination of his providing executive management services.

     In connection with the Proposed Transaction, the Board of Directors has proposed that the balance owed on the Schulhof Note and a portion of the balance owed on each of the Maxwell Note and the CECAP Notes be converted into shares of our Series C Preferred Stock, which is more fully discussed in "Proposal 5:
Affiliate Note Conversions" below.

                               REGULATORY MATTERS

     We believe that there are no material governmental consents or approvals that are required prior to the completion of the Proposed Transaction.

               ACCOUNTING TREATMENT OF THE PROPOSED TRANSACTIONS

PROPOSED JOINT VENTURE TRANSACTION

     The Company will record its investment in the newly formed entity at the historical cost of the net assets transferred. The Company will remove the net assets contributed, principally fixed assets, from its balance sheet and record an investment in an unconsolidated subsidiary. The transfer, recorded at historical cost, will not result in the recognition of either a gain or loss by the Company. The Company will account for the investment under the equity method of accounting for unconsolidated subsidiaries.

     The Company prepared the pro forma financial information at the historical values. Our advisors have indicated that some or all of our investment in the JV may require fair value accounting. The application of fair value accounting may result in a further adjustment of the carrying value of our investment in the JV as of the effective date of the transaction. In subsequent periods, the portion accounted for on a fair value basis would be revalued at each balance sheet date with the resulting change reflected in the Company's operations. The Company has prepared the pro forma financial information using the historical basis of accounting for the contribution which the Company believes appropriately reflects the impact of the transaction on the Company's financial statements.

CONVERSION OF SUBORDINATED NOTES PAYABLE

     The conversion of the subordinated notes payable will result in a decrease in notes payable and accrued interest with a corresponding increase in stockholders' equity. The conversion will not result in the recognition of either a gain or loss by the Company.

CRC NOTES PAYABLE AND WARRANT

     The total proceeds received from CRC will be allocated between notes payable and stockholders' equity. The Company will assign a value to the Warrant using the Black-Scholes pricing model. The value of the Warrant will be recorded as a reduction in notes payable with a corresponding increase in additional paid in capital. The reduction in notes payable will be amortized to interest expense over the term of the note.

          FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION

     The following summary of the federal income tax consequences of the Proposed Transaction is based on current law, including the Internal Revenue Code of 1986, as amended, as well as the treasury regulations promulgated thereunder, and is for general information only.

     It is the intention of the parties that the JV be treated as a partnership for federal income tax purposes. As such, the Company's contribution of substantially all of its assets and operating businesses to the JV will likely be considered and treated as a "tax-free" contribution of property to the JV partnership for federal income tax purposes. As a result, the partnership will likely receive a "carryover basis" in the contributed assets.

     With regard to warrants issued in conjunction with certain debt, for federal income tax purposes, the issuance will likely be treated as an "investment unit" for federal income tax purposes, a portion of which will likely be allocated to the warrant in a similar manner as allocated pursuant to generally accepted accounting principles.

                          SELECTED UNAUDITED PRO FORMA
                             FINANCIAL INFORMATION

UNAUDITED PRO FORMA FINANCIAL INFORMATION FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2001 AND THE YEAR ENDED DECEMBER 31, 2000

     The following unaudited pro forma consolidated financial statements for the six-month period ended June 30, 2001 and the year ended December 31, 2000 are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have been achieved if the Proposed Transaction had been completed as of the beginning of the periods presented, nor is it necessarily indicative of future operating results. These unaudited pro forma financial statements should be read in conjunction with the Company's historical financial statements (and related notes thereto), and accompanying Management's Discussion and Analysis. For the year ended December 31, 2000, such information can be found in the Company's Annual Report on Form 10-KSB, as amended, for such fiscal year. For the six-month period ended June 30, 2001, such information can be found in the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended on such date. A copy of the Annual Report on Form 10-KSB, as amended, has been mailed to the Company's stockholders along with this Proxy Statement. A copy of the Form 10-QSB, as well as other documents filed by the Company with the Securities and Exchange Commission, are available to the public. See "Where You Can Find More Information."

     The unaudited pro forma adjustments to the consolidated statements of operations for the six-month period ended June 30, 2001, and the year ended December 31, 2000, reflect the removal of the operating results associated with assets of the Company that will be contributed to the JV as if the Proposed Transaction had been completed as of January 1, 2000. As discussed elsewhere in this Proxy Statement, the Company will contribute certain assets to the JV in exchange for a 51% equity interest in the JV. The assets will be transferred at historical cost and the equity ownership in the new entity will be accounted for by the equity method of accounting for an unconsolidated subsidiary.

     The Company prepared the pro forma financial information at the historical values. Our advisors have indicated that some or all of our investment in the JV may require fair value accounting. The application of fair value accounting may result in a further adjustment of the carrying value of our investment in the JV as of the effective date of the transaction. In subsequent periods, the portion accounted for on a fair value basis would be revalued at each balance sheet date with the resulting change reflected in the Company's operations. The Company has prepared the pro forma financial information using the historical basis of accounting for the contribution which the Company believes appropriately reflects the impact of the transaction on the Company's financial statements.

                             E-SYNC NETWORKS, INC.
                  PRO FORMA UNAUDITED STATEMENT OF OPERATIONS
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                         AS REPORTED                                  UNAUDITED PRO
                                         FOR THE SIX                                  FORMA FOR THE
                                        MONTHS ENDED       UNAUDITED PRO FORMA       SIX MONTHS ENDED
                                        JUNE 30, 2001          ADJUSTMENTS            JUNE 30, 2001
                                        -------------    ------------------------    ----------------
                                                            (1)           (2)
REVENUES
  Managed services....................   $    2,345      $   (2,345)                    $       --
  Professional services...............        2,172          (2,077)                            95
                                         ----------      ----------    ----------       ----------
          Total Revenue...............        4,517          (4,422)                            95
COST OF SALES
  Managed services....................        2,211          (2,211)                            --
  Professional services...............        2,096          (1,388)                           708
                                         ----------      ----------    ----------       ----------
          Total cost of sales.........        4,307          (3,599)                           708
GROSS MARGIN
  Managed services....................          134            (134)                            --
  Professional services...............           76            (689)                          (613)
                                         ----------      ----------    ----------       ----------
          Total gross margin..........          210            (823)                          (613)
LOSS FROM UNCONSOLIDATED SUBSIDIARY...                                       (849)            (849)
OPERATING EXPENSES
  Sales and marketing.................          718            (718)                            --
  General and administrative..........        1,705          (1,570)                           135
  Product development.................          179            (179)                            --
  Non-cash compensation...............          323            (323)                            --
                                         ----------      ----------    ----------       ----------
          Total operating expenses....        2,925          (2,790)           --              135
  Loss from operations................       (2,715)          1,967          (849)          (1,597)
OTHER INCOME (EXPENSE)
  Other income, net...................            2                                              2
  Interest expense....................         (284)             71                           (213)
  Interest income.....................           12                                             12
                                         ----------      ----------    ----------       ----------
          Total other expense.........         (270)             71            --             (199)
Net loss..............................   $   (2,985)     $    1,896    $     (849)      $   (1,796)
                                         ==========      ==========    ==========       ==========
Basic & diluted net loss per share....   $    (0.40)     $     0.26    $    (0.11)      $    (0.25)
                                         ==========      ==========    ==========       ==========
Weighted average number of shares.....    7,394,915       7,394,915     7,394,915        7,394,915
                                         ==========      ==========    ==========       ==========

---------------
NOTES TO PRO FORMA UNAUDITED STATEMENT OF OPERATIONS FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2001.

(1) - These pro forma adjustments reflect the revenue and expenses of the professional services and managed services divisions, which are substantially all the operations of the Company. The remaining revenue and cost of sales represents the Company's web design services, which were shut down during April of 2001. The other income and expense is principally interest on outstanding notes payable of the Company.

(2) - This pro forma adjustment represents the Company's equity share in the JV. In exchange for the assets contributed by the Company to the JV, the Company will receive a 51% equity interest therein. The

      Company will account for its interest in the JV using the equity method. A condensed, unaudited pro forma statement of operations for the six month period ended June 30, 2001 for the JV is as follows:

                         E-SYNC NETWORKS, LLC (THE JV)

                  PRO FORMA UNAUDITED STATEMENT OF OPERATIONS
                                 (IN THOUSANDS)

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 2001
                                                              ----------------
Revenue.....................................................      $ 8,594
Cost of sales...............................................        6,850
                                                                  -------
Gross margin................................................        1,744
Operating expenses..........................................        3,410
                                                                  -------
Net loss....................................................      $(1,666)
                                                                  =======

                             E-SYNC NETWORKS, INC.

                  PRO FORMA UNAUDITED STATEMENT OF OPERATIONS
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                        UNAUDITED
                                           AS REPORTED                                  PRO FORMA
                                           FOR THE YEAR                                FOR THE YEAR
                                           DECEMBER 31,      UNAUDITED PRO FORMA       DECEMBER 31,
                                               2000              ADJUSTMENTS               2000
                                           ------------    ------------------------    ------------
                                                              (3)           (4)
REVENUES
  Managed services.......................   $    4,004     $   (3,554)                 $        450
  Professional services..................        5,753         (4,077)                        1,676
                                            ----------     ----------    ----------    ------------
          Total Revenue..................        9,757         (7,631)                        2,126
COST OF SALES
  Managed services.......................        3,925         (3,925)                           --
  Professional services..................        5,644         (3,030)                        2,614
                                            ----------     ----------    ----------    ------------
          Total cost of sales............        9,569         (6,955)                        2,614
GROSS MARGIN
  Managed services.......................           79            371                           450
  Professional services..................          109         (1,047)                         (938)
                                            ----------     ----------    ----------    ------------
          Total gross margin.............          188           (676)                         (488)
LOSS FROM UNCONSOLIDATED SUBSIDIARY......                                    (3,520)         (3,520)
OPERATING EXPENSES
  Sales and marketing....................        2,309         (2,309)                           --
  General and administrative.............        3,852         (3,582)                          270
  Product development....................        1,258           (360)                          898
  Amortization of goodwill and other
     intangible assets...................          910                                          910
  Intangible impairment and restructuring
     charges.............................        3,734                                        3,734
  Non-cash compensation..................        1,557         (1,389)                          168
                                            ----------     ----------    ----------    ------------
          Total operating expenses.......       13,620         (7,640)                        5,980
  Loss from operations...................      (13,432)         6,964        (3,520)         (9,988)
OTHER INCOME (EXPENSE)
  Other expense, net.....................          (17)                                         (17)
  Interest expense.......................         (158)          (251)                         (409)
  Interest income........................          175                                          175
                                            ----------     ----------    ----------    ------------
          Total other income (expense)...           --           (251)                         (251)
                                            ----------     ----------    ----------    ------------
Net loss.................................   $  (13,432)    $    6,713    $   (3,520)   $    (10,239)
                                            ==========     ==========    ==========    ============
Basic & diluted net loss per share.......   $    (1.96)    $     0.98    $    (0.51)   $      (1.49)
                                            ==========     ==========    ==========    ============
Weighted average number of shares........    6,852,790      6,852,790     6,852,790       6,852,790
                                            ==========     ==========    ==========    ============

---------------
NOTES TO PRO FORMA UNAUDITED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001.

(3) - These pro forma adjustments reflect the revenue and expenses of the professional services and managed services divisions, which are substantially all the operations of the Company. The remaining revenue and cost of sales represents the Company's web design services, which were shut down during April of 2001 and revenue and product development expenses for the Company's Total Chain product. While the

      Company will retain the technology developed to date for this product, further product development efforts have been suspended.

(4) - This pro forma adjustment represents the Company's equity share in the JV. In exchange for the assets contributed by the Company to the JV, the Company will receive a 51% equity interest therein. The Company will account for its interest in the JV using the equity method. A condensed, unaudited pro forma statement of operations for the year ended December 31, 2001 for the JV is as follows:

                         E-SYNC NETWORKS, LLC (THE JV)

                  PRO FORMA UNAUDITED STATEMENT OF OPERATIONS
                                 (IN THOUSANDS)

                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                                  2001
                                                              ------------
Revenue.....................................................    $13,374
Cost of sales...............................................     11,454
                                                                -------
Gross margin................................................      1,920
Operating expenses..........................................      8,823
                                                                -------
Net loss....................................................    $(6,903)
                                                                =======

UNAUDITED PRO FORMA FINANCIAL INFORMATION AS OF JUNE 30, 2001

     The following unaudited pro forma consolidated balance sheet at June 30, 2001 is presented for illustrative purposes only and is not necessarily indicative of the financial position that would have been achieved if the Proposed Transaction had been completed as of the period presented. These unaudited pro forma financial statements should be read in conjunction with the Company's historical financial statements (and related notes thereto), and accompanying Management's Discussion and Analysis. For the year ended December 31, 2000, such information can be found in the Company's Annual Report on Form 10-KSB, as amended, for such fiscal year. For the six-month period ended June 30, 2001, such information can be found in the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended on such date. A copy of the Annual Report on Form 10-KSB, as amended, has been mailed to the Company's stockholders along with this Proxy Statement. A copy of the Form 10-QSB, as well as other documents filed by the Company with the Securities and Exchange Commission, are available to the public. See "Where You Can Find More Information."

     The unaudited pro forma adjustments to the consolidated balance sheet at June 30, 2001 reflect (i) removal of the net assets to be contributed to the JV from the Company's balance sheet, replaced with an investment in the JV, (ii) conversion of subordinated notes payable to equity (see "Proposal No. 5" below) and (iii) issuance of notes payable and common stock warrants to CRC.

                             E-SYNC NETWORKS, INC.

                       PRO FORMA UNAUDITED BALANCE SHEET
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                              JUNE 30, 2001      UNAUDITED PRO FORMA       JUNE 30, 2001
                                               AS REPORTED           ADJUSTMENTS             PRO FORMA
                                              -------------   --------------------------   -------------
                                                                (5)       (6)      (7)
ASSETS
Current Assets:
  Cash and cash equivalents.................    $    418      $  (250)            $1,750     $  1,918
  Accounts receivable, less allowance for
     doubtful accounts of $112..............       1,339                                        1,339
  Other current assets......................          32                                           32
                                                --------      -------   -------   ------     --------
          Total current assets..............       1,789                           1,750        3,289
Equipment, net..............................       3,272       (3,272)
Other assets................................         229                                          229
Investment in unconsolidated subsidiary.....                    3,153                           3,153
                                                --------      -------   -------   ------     --------
          Total assets......................    $  5,290      $  (369)            $1,750     $  6,671
                                                ========      =======   =======   ======     ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Notes payable.............................    $  2,275                $(1,976)             $    299
  Obligations under capital leases, current
     portion................................          42      $   (42)                             --
  Accounts payable..........................       1,656                                        1,656
  Accrued expenses..........................       1,239         (238)     (155)                  846
  Medical benefits obligation, current
     portion................................          35                                           35
  Deferred revenue..........................          83          (83)                             --
                                                --------      -------   -------   ------     --------
          Total current liabilities.........       5,330         (363)   (2,131)                2,836
Notes Payable...............................                                      $  676          676

                                              JUNE 30, 2001      UNAUDITED PRO FORMA       JUNE 30, 2001
                                               AS REPORTED           ADJUSTMENTS             PRO FORMA
                                              -------------   --------------------------   -------------
                                                                (5)       (6)      (7)
Obligations under capital leases, less
  current portion...........................           6           (6)
Medical benefits obligation, less current
  portion...................................         209                                          209
                                                --------      -------   -------   ------     --------
Total liabilities...........................       5,545         (369)   (2,131)     676        3,721
E-Sync Networks, (UK) LTD -- Preference
  Shares....................................       3,000                                        3,000
Convertible preferred stock, par value $.01
  per share, 10,000,000 shares authorized
  Series A -- 1,000,000 shares issued and
     outstanding............................          10                                           10
  Series B -- 1,670,909 shares issued and
     outstanding............................          23                                           23
Common stock, stated value $.01 per share,
  50,000,000 shares authorized, 8,414,320...          84                                           84
Additional paid in capital..................      25,984                  2,131    1,074       29,189
Accumulated deficit.........................     (28,140)                                     (28,140)
Less treasury stock at cost, 992,565
  shares....................................      (1,216)                                      (1,216)
                                                --------      -------   -------   ------     --------
          Total stockholders' deficit.......      (3,255)                 2,131    1,074          (50)
                                                --------      -------   -------   ------     --------
Commitments and Contingencies
          Total liabilities and
            stockholders' equity............    $  5,290      $  (369)       --   $1,750     $  6,671
                                                ========      =======   =======   ======     ========

---------------
(5) - These pro forma adjustments reflect the historical net assets and related liabilities used by the professional services and managed services divisions. The assets to be transferred include primarily equipment and related lease obligations, the Company's lease of its facility and related security deposit and certain deferred items. The historical value of the assets to be removed is offset by the investment in unconsolidated subsidiary.

(6) - These pro forma adjustments reflect the exchange of outstanding subordinated notes payable and accrued interest for preferred stock.

(7) - These pro forma adjustments reflect the total proceeds to be received by the Company from CRC. The proceeds are allocated between notes payable and stockholders' equity. The value assigned to the warrant was calculated using the Black-Scholes pricing model. The value of the warrant will be recorded as a reduction in notes payable, with a corresponding increase in additional paid in capital. The reduction in notes payable will be amortized to interest expense over the term of the note.

                       TERMS OF THE PROPOSED TRANSACTION

     The following discussion is only a summary of the material terms of the Company Contribution Agreement and the following additional agreements and instruments (defined terms in bold are intended solely for ease of reference):

     Those which have already been signed:

     - Secured Promissory Note dated June 14, 2001, made by the Company in favor of CRC, in the principal amount of $250,000 (THE "FIRST BRIDGE LOAN NOTE");

     - Secured Promissory Note dated August 6, 2001, made by the Company in favor of CRC, in the principal amount of $250,000 (THE "SECOND BRIDGE LOAN NOTE");

     - Waiver of Maturity Date dated August 6, 2001, made by CRC in favor of the Company (THE "WAIVER OF MATURITY DATE");

     - Amended and Restated Pledge and Security Agreement, dated as of August 6, 2001, between the Company and CRC (THE "PLEDGE AND SECURITY AGREEMENT"); and

     - Voting Agreement, dated August 6, 2001, between CRC and the following stockholders of the Company: Commercial Electronics Capital Partnership, Commercial Electronics, L.L.C., and Viventures, Inc. (THE "VOTING AGREEMENT").

     Those which will be signed at the time of the closing of the transactions under the Company Contribution Agreement:

     - Contribution Agreement between CRC and the JV (THE "CRC CONTRIBUTION AGREEMENT");

     - Secured Promissory Note to be made by the Company in favor of CRC, in the principal amount of $500,000 (THE "FIRST INSTALLMENT NOTE");

     - Secured Promissory Note to be made by the Company in favor of CRC, in the principal amount of up to $1,500,000 (THE "EXTENDED INSTALLMENT NOTE");

     - Operating Agreement among the Company, CRC and the JV (THE "OPERATING AGREEMENT");

     - Management Services Agreement between the JV and CRC Management Services (THE "MANAGEMENT SERVICES AGREEMENT");

     - Common Stock Purchase Warrant to be issued by the Company in favor of CRC (THE "WARRANT"); and

     - Registration Rights Agreement between the Company and CRC ("REGISTRATION RIGHTS AGREEMENT").

     The Company Contribution Agreement, including the CRC Contribution Agreement, the Management Services Agreement, the Operating Agreement and the Warrant as Exhibits A, B, C and I to the Company Contribution Agreement, are attached to this Proxy Statement as Appendix D. The descriptions of such documents set forth below are qualified in their entirety by reference to the complete text of such documents. You are urged to review these documents in their entirety.

     All of the other referenced documents are available upon request to the Company and are otherwise publicly available. See "Questions and Answers About This Proxy Statement and the Proposed Transaction -- Who Can Help Answer Your Questions" and "Where You Can Find More Information."

BRIEF OVERVIEW (SEE MORE DETAILED DISCUSSION BELOW)

     At the Closing under the Company Contribution Agreement, the Company will contribute substantially all of its operating assets and business (the "Company Contributed Assets") to the JV. At the same time that the Company makes this contribution, CRC will, pursuant to the CRC Contribution Agreement, contribute business (the "CRC Contributed Assets") substantially equal in revenues (based on the three month period ended July 31, 2001) to the Company Contributed Assets. In exchange for its contribution, the Company will initially receive a 51% membership (i.e., equity) interest in the JV, and in exchange for its contribution, CRC will initially receive a 49% membership interest in the JV. Management of the operations of the JV, and the Company's and CRC's rights and obligations in relation to the JV, will be governed by the terms of the Operating Agreement and the Management Agreement.

     At the closing, CRC has agreed to loan the Company up to $2,000,000 (including amounts previously borrowed), pursuant to the terms of the First Installment Note and the Extended Installment Note, which indebtedness will be secured, pursuant to the terms of the Pledge and Security Agreement, by all of the Company's remaining assets, including its interest in the JV.

     As additional consideration for entering into the Proposed Transaction, the Company will issue to CRC the Warrant, which will entitle CRC to purchase 10% of the Company's Common Stock on a fully diluted basis and after giving effect to the Proposed Transaction, at a price which will be 25% below the average of the closing sales prices for our Common stock for a 60 trading day period ending on the second trading day preceding the Closing. Pursuant to the Registration Rights Agreement, CRC will have certain "demand" and "piggyback" rights to have the Common Stock which is issuable upon exercise of the Warrant registered for sale under applicable federal and state securities laws.

     In the event that the Proposed Transaction does not close by December 31, 2001 for any reason other than CRC's breach, the Company would be obligated to pay CRC $500,000.

COMPANY CONTRIBUTION AGREEMENT

  Basic Transaction

     Pursuant to the terms of the Company Contribution Agreement, the Company will contribute to the JV all of its business assets, other than certain specified excluded assets. The Company Contributed Assets, include, among other things, all of its right, title and interest in and to all contracts, licenses, leases and other agreements to which it is a party, all intellectual property (including the name "E-Sync Networks, Inc." and related trademarks and service marks), all equipment and other tangible assets, and all warranties and books and records associated with the foregoing. The Company Contributed Assets do not include certain "Excluded Assets", including cash and accounts receivable as of the Closing, the Company's interest in its Braincraft subsidiary, and the intellectual property constituting the Company's TotalChain product. In any event, the Company will have no material operations other than with respect to the operations of the JV. In consideration for its receipt of the Company Contributed Assets, the JV will issue to the Company a 51% membership interest in the JV. See "Operating Agreement" below. In addition, the JV will assume certain "Assumed Liabilities," including all liabilities associated with the Company Contributed Assets which arise after the closing date, liabilities associated with employee compensation and specified employee benefit plans which arise after the closing date, the Company's main office lease and certain other specified items. The parties expressly agree, however, that the JV will not assume any other debts, liabilities or obligations of the Company, known or unknown, contingent or liquidated or otherwise, other than such Assumed Liabilities. As to such "Excluded Liabilities", the Company remains solely obligated and responsible.

  Representations and Warranties.

     The Company Contribution Agreement contains customary representations and warranties by the Company to the JV and CRC relating to, among other things:

     - The organization, existence and good standing of the Company;

     - The authority of the Company to enter into the Company Contribution Agreement and the Operating Agreement, Management Services Agreement, First Installment Note, Extended Installment Note, Pledge and Security Agreement, Warrant, Registration Rights Agreement and the CRC Contribution Agreement (the Company Contribution Agreement and these additional agreements and instruments being referred to in such agreements and this Proxy Statement below as the "Transaction Documents") and the valid and binding nature of the Transaction Documents upon execution;

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     - The noncontravention of certain agreements and documents and applicable law upon the Company's execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby;

     - The ability of the Company to transfer to the JV at closing good and marketable title to all of the Company Contributed Assets, free and clear of liens other than certain permitted liens;

     - The intellectual property, contracts, equipment and leased real property of the Company;

     - The subsidiaries of the Company;

     - The employees of the Company and employee benefit plans and labor matters;

     - The Company's compliance with applicable law, including environmental, health and safety laws;

     - The Company's compliance with its certificate of incorporation and by-laws, and with material agreements, instruments and contracts;

     - Insurance of the Company;

     - The financial statements of the Company and the absence of undisclosed liabilities;

     - The absence of certain material changes or events since March 31, 2001;

     - The absence of any filing by the Company under the United States Bankruptcy Code or under any state insolvency statute;

     - Filings by the Company with the Securities and Exchange Commission, including with respect to the timeliness and accuracy thereof; and

     - The completeness and accuracy of the disclosure schedule delivered by the Company to the JV and CRC on the date that the Company Contribution Agreement was signed. This Disclosure Schedule, among other things, lists exceptions to certain of the representations and warranties set forth in the agreement, including consents and approvals that will or may be required to be obtained, defaults of the Company with regard to payments owed to vendors and lessors, defaults with regard to other applicable instruments, including several promissory notes, and pending or threatened litigation.

     The Company Contribution Agreement also contains certain representations and warranties of CRC and the JV to the Company relating to, among other things:

     - Their respective organization, existence and good standing, and the fact that the JV was formed solely for the purpose of effecting the transactions contemplated by the Transaction Documents and has not previously conducted any operations, owned any assets or incurred any liabilities;

     - The authority of the JV and CRC to enter into the Transaction Documents to which they are a party and the valid and binding nature of the Transaction Documents upon execution; and

     - The noncontravention of certain agreements and documents and applicable law upon the JV's and CRC's execution and delivery of the Transaction Documents to which they are a party and the consummation of the transactions contemplated thereby.

  Covenants

     Pursuant to the Company Contribution Agreement, the Company is required until the closing date to carry on its business diligently and in the ordinary course of business and, without limiting the foregoing, to use commercially reasonable efforts to preserve its business organization and the Company Contributed Assets, keep available the services of current executive officers and management and sales personnel and preserve its relationships with distributors, customers, suppliers and other persons having business dealings with the Company. Notwithstanding the foregoing, the Company has agreed not to enter into any written or oral contracts, commitments or other agreements pursuant to which it would incur an obligation of more than $1,000, whether individually or in total, without CRC's prior written approval.

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     The Company is required to use its reasonable efforts to obtain all consents (including, among other things, the approval of its stockholders with respect to the Proposed Transaction and all third person consents) and to make all filings (including this Proxy Statement) that are required in connection with the execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby. In the event that the assignment or transfer of any portion of the Company Contributed Assets, or the assumption of any portion of the Assumed Liabilities, requires the consent of any person which has not been obtained prior to Closing, and, to the extent relevant, CRC has waived the Company's compliance with the condition that such consent be obtained prior to Closing, then unless and until such consent is obtained, such asset or liability would not be assigned or transferred, but the parties would agree to make such payments and take such other actions as reasonably necessary to place the parties in the economic position as close as possible to that which they would have been in if the consent had been obtained and the assignment or transfer had occurred.

     Prior to or on the closing date, the Company is required to change its corporate name to a name bearing no resemblance to the "E-Sync Networks" name and not to interfere with the JV's use of all or part of the E-Sync name in any jurisdiction. In that connection, the Board of Directors of the Company has adopted a resolution approving an amendment to the certificate of incorporation of the Company, to be filed on, and subject to the occurrence of, the closing under the Company Contribution Agreement, which will change the name of the Company to "ESNI, Inc." (the "Name Change Amendment"). CRC has indicated to us that it will accept our use of the ESNI, Inc. name.

     From and after the closing date, the Company is required to take such further actions and execute and deliver such further documents as may reasonably be requested by the JV or CRC to aid or assist in the transfer of the Company Contributed Assets to the JV and to otherwise consummate the transactions contemplated by the Company Contribution Agreement. The Company agrees to pay all of its liabilities and obligations that are not specifically assumed by the JV.

  Non-Compete

     Pursuant to the Company Contribution Agreement, the Company has also agreed, for a period of five years from and after the closing date, not to engage in any manner in any business that is competitive with (1) the business conducted by the Company or CRC as of the date hereof, (2) the business conducted by the JV through the use of the Company Contributed Assets or the CRC Contributed Assets as of the closing date, or (3) the business conducted by the JV at anytime during the six month period following the closing date, provided that any business conducted during such period is reasonably ancillary or complimentary to the business conducted by the JV as of the closing date (collectively, the "Competing Business"). Related covenants are included pursuant to which the Company will be obligated not to solicit the employment of any employees or consultants of the JV or CRC (including the Company's own former employees and consultants), encourage or induce any such person to become employed in any Competing Business, or persuade any customers or suppliers to cease doing business with, or to reduce the amount of business such persons do with, the JV or CRC, or otherwise interfere with such relationships.

  Conditions of Closing

     The obligation of each of CRC and the JV to consummate the transactions contemplated by the Company Contribution Agreement and, in effect, the other Transaction Documents, is subject to the satisfaction (or waiver by them) of numerous closing conditions, including the following:

     - The Company's stockholders must have approved of the contribution of the Company Contributed Assets to the JV and, to the extent required, the other transactions contemplated by the Transaction Documents (the "Stockholder Approval");

     - The Company's representations and warranties in the Company Contribution Agreement and other Transaction Documents must be true and correct in all material respects as of the closing date (or, if the particular agreement sets forth a different time, as of the time specified);

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

     - The Company must have performed in all material respects all obligations required to be performed of it on or prior to the closing date;

     - Since the date of the Company Contribution Agreement, no material adverse effect may have occurred with respect to the Company or the Company Contributed Assets;

     - The contribution of the Company Contributed Assets must not be prohibited by applicable law or be prevented or materially restricted by an order of any governmental authority;

     - The Company must have executed and delivered the Transaction Documents to which it is a party;

     - The Company must have obtained, in a form reasonably satisfactory to CRC, all requisite third person consents for the assignment and transfer of contracts included in the Company Contributed Assets;

     - The Company must have obtained approval from its creditors with respect to the settlement of amounts owed to them, which approvals may be conditioned on such creditors receipt from the Company of certain specified payments within a specified period following the closing, to the extent the total amount of such payments is reasonably acceptable to CRC;

     - The JV must have entered into a line of credit or revolving credit facility on terms and in an amount mutually acceptable to CRC and the Company, which acceptance is not to be unreasonably withheld, provided that the establishment of such facility shall not, unless otherwise agreed to by CRC, require any guaranty from CRC or its affiliates, principals or stockholders or require any pledge of assets other than those of the JV's assets; and

     - The JV must have entered into an employment agreement with certain specified key employees of the Company on terms reasonably acceptable to CRC. We have been informed by CRC that they are only expecting our employees to sign confidentiality and non-solicitation agreements, and not contracts detailing the terms of their employment with the JV.

     The obligation of the Company to consummate the transactions contemplated by the Company Contribution Agreement and, in effect, the other Transaction Documents, is subject to the satisfaction (or waiver by it) of various closing conditions, including the following:

     - The Company must have obtained the Stockholder Approval;

     - The representations and warranties made by CRC in the Company Contribution Agreement and other Transaction Documents must be true and correct in all material respects as of the closing date (or, if the particular agreement sets forth a different time, as of the time specified);

     - Each of CRC and the JV must have performed in all material respects all obligations required to be performed of them on or prior to the closing date;

     - The assumption and receipt by the JV of the CRC Contributed Assets must not be prohibited by applicable law or be prevented or materially restricted by an order of any governmental authority;

     - CRC must have delivered to the Company the proceeds payable in connection with the First Installment Note and Second Installment Note, as applicable;

     - CRC must have executed and delivered the CRC Contribution Agreement and contributed the CRC Contributed Assets to the JV, as contemplated thereby, and CRC and the JV must have executed and delivered the other Transaction Documents to which each is a party;

     - CRC shall have obtained, in a form reasonably satisfactory to the Company, certain third party consents to the assignment and transfer of contracts included in the CRC Contributed Assets; and

     - Since the date of the Company Contribution Agreement, no material adverse effect may have occurred with respect to the CRC Contributed Assets.

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  Survival; Indemnification

     The Company Contribution Agreement provides that the representations, warranties and covenants of the parties contained therein or any writing delivered in connection therewith shall survive for a period of fifteen months after the closing date. Subject to this survival period, the Company has agreed to indemnify and hold harmless CRC or the JV, as the case may be, and their respective affiliates and related specified persons, from damages and other losses incurred by such persons arising out of or relating to (i) breaches of representations, warranties or covenants by the Company, (ii) the Excluded Assets and Excluded Liabilities (that is assets and liabilities of the Company which are not being contributed to or expressly assumed by the JV), and (iii) the ownership, operation and use of the Company Contributed Assets prior to the closing date. Subject to the survival period, CRC or the JV, as the case may be, have agreed to indemnify and hold harmless the Company and each of its affiliates and related specified persons from damages and other losses incurred by such persons arising out of or relating to (i) breaches of representations or warranties of the JV, (ii) breach of covenants by the JV and (iii) with respect to the JV, the ownership, operation and use of the Company Contributed Assets on or after the closing date. Under the agreement, no amounts of indemnity are payable until the party seeking indemnity has suffered damages in excess of $100,000, but once that threshold has been met, such indemnity is payable from the first dollar of damages. No indemnity is payable by one party to the other after the total amount payable by the indemnifying party would exceed $3,000,000, but this limitation does not apply to any claims relating to the Excluded Assets or Excluded Liabilities.

  Exclusive Dealing

     Until the earlier of the closing date or the termination of the Company Contribution Agreement, the Company has agreed not to take any action, directly or indirectly, to initiate, continue, solicit, receive, negotiate, encourage or accept any offer or inquiry from any person to engage in any "Business Combination", to reach any agreement or understanding for, or otherwise attempt to consummate, any Business Combination, or to furnish or cause to be furnished any information with respect to the Company or its assets to any person who the Company knows or has reason to believe is in the process of considering any Business Combination. The term "Business Combination" is broadly defined to include any merger, consolidation or other combination to which the Company is a party, or any stock issuance or other disposition of securities by the Company, which in any such case would adversely affect the Company's ability to contribute the Company Contributed Assets to the JV, as well as any disposition of any of the Company Contributed Assets.

  Termination and Termination Fees

     The Company Contribution Agreement may be terminated at any time prior to the closing:

     - By mutual consent of the parties;

     - by the Company if CRC is in breach of the agreement, and the Company is not;

     - by CRC if the Company is in breach of the agreement, and CRC is not;

     - by either the Company or CRC if the Company does not obtain the Stockholder Approval; or

     - by CRC if the closing does not occur on or before December 31, 2001, except as a result of CRC's breach.

In the event that the agreement is terminated for any reason other than by the Company on the basis of CRC's breach, the Company would be obligated to pay CRC $500,000.

CRC CONTRIBUTION AGREEMENT

     Pursuant to the terms of the CRC Contribution Agreement, CRC will contribute to the JV the "CRC Contributed Assets", which assets consist solely of specific accounts and contracts between CRC, as service provider, and certain of its customers. As indicated in the Company Contribution Agreement, the parties contemplate that the CRC Contributed Assets will generate "Recurring Revenues" substantially equal to the Recurring Revenues which will be generated by the Company Contributed Assets, determined on an
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

annualized basis based on the three (3) full calendar months that preceded the signing of the Company Contribution Agreement (i.e., May, June and July, 2001). "Recurring Revenues" are defined as revenues which are reasonably and in good faith anticipated to be generated without material reduction during the next three years, excluding revenues from the sale or resale of packaged software or hardware products. In consideration for its receipt of the CRC Contributed Assets, the JV will issue to CRC a 49% membership interest in the JV. See "Operating Agreement" below. In addition, the JV will assume certain specified liabilities relating to employees of CRC assigned to the contracts included in such assets.

     The CRC Contribution Agreement contains representations of CRC relating to, among other things, its organization, existence and good standing, its authority to enter into the CRC Contribution Agreement, the noncontravention of certain agreements and documents and applicable law upon its execution and delivery of the agreement and the transactions contemplated thereby, CRC's ability to transfer to the JV good and marketable title to all of the CRC Contributed Assets, free and clear of liens other than certain permitted liens, the contracts included in the CRC Contributed Assets and CRC's relationships with the other parties thereto, compliance with applicable law, including environmental, health and safety laws, the absence of litigation, and the absence of material liabilities relating to the CRC Contributed Assets. The agreement contains provisions similar to those set forth in the Company Contribution Agreement with respect to contracts for which consents to assignment or transfer are required, but not obtained prior to closing, as well as with respect to the survival of representations and warranties, and indemnification for damages arising out of or relating to breaches of representations, warranties, or covenants, the ownership, operation and use of the CRC Contributed Assets before or after the closing, as the case may be, and with respect to CRC, any assets and liabilities of CRC which are not transferred to, or assumed by, the JV.

OPERATING AGREEMENT; MANAGEMENT AGREEMENT

     At the Closing, the Company, CRC and the JV will enter into the Operating Agreement which, subject to applicable law, will govern the operation and management of the JV, as well as the relationship between the Company and CRC relating to the JV. As described above, as a result of the transactions contemplated by the Company Contribution Agreement and the CRC Contribution Agreement, the Company and CRC will be the two members of the JV, with the Company initially holding a 51% membership interest and CRC initially holding a 49% membership interest. The Company Contributed Assets and the CRC Contributed Assets constitute the initial capital contributions of the Company and CRC, respectively, under the Operating Agreement. No member of the JV is obligated to make any additional capital contributions to the JV.

  Management

     Subject to certain limited exceptions, the members delegate all discretion to manage the business and affairs of the JV to the "General Manager." The members, as such, have no authority to act on behalf of or bind the JV in any matter. The General Manager, in other words, has the power and authority to carry out and perform all acts which it may deem necessary, advisable or appropriate in connection with the operation of the JV, whether in relation to the Company Contributed Assets, the CRC Contributed Assets or any other assets or any other businesses in which the JV may engage in after the closing. Pursuant to the Operating Agreement, CRC Management Services, Inc., an affiliate of CRC ("CRC Management"), has been designated as the "General Manager", and, therefore, CRC Management and, indirectly, CRC, will be responsible for and administer the day-to-day management and operations of the JV after the closing date. The Operating Agreement does provide that the General Manager shall make a reasonable and good faith effort to initiate discussions with, and obtain consultation from, each of the members regarding any matter which could have a material adverse effect on the business or assets of the JV or which could otherwise materially modify the operations of the JV from its normal and ordinary course of business, but such provision will not prevent the ability of the General Manager to exercise its authority. However, to the extent not otherwise agreed in any of the other Transaction Documents, the General Manager will be prohibited from

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taking any actions with respect to certain matters concerning the JV without first obtaining the unanimous approval of all members. The relevant matters include the following:

     - The appointment of a new General Manager that is not an affiliate of CRC;

     - Any action with respect to the voluntary dissolution, liquidation or bankruptcy of the JV (or the removal of a trustee appointed to wind up the affairs of the JV in the event that the JV has been dissolved);

     - Any action contrary to the preservation and maintenance of the JV's existence, rights, and privileges as a limited liability company under the laws of Delaware;

     - Except as contemplated by the Transaction Documents, any material business transactions with any member or any affiliate of any member, except where such transactions are in the ordinary course of business of the JV and on terms which are arms length (as would initially be determined in the General Manager's discretion);

     - The issuance of any membership interests, or the admission of any new members (other than with respect to certain specified permitted transferees of the Company or CRC);

     - The redemption or repurchase of any membership interests, except as otherwise provided in the Operating Agreement (see discussion below);

     - The modification or amendment of the Operating Agreement; and

     - Any capital contributions other than each member's initial capital contribution.

     The Operating Agreement contains procedures for addressing deadlocks of the members with respect to these and other matters, including mediation, followed by arbitration, in the event that the parties cannot first negotiate in good faith a mutually acceptable resolution with respect to any disagreement. These procedures also would be triggered in the event that a member other than CRC wished to terminate the Management Services Agreement, or to seek legal recourse against CRC under the CRC Contribution Agreement or the Operating Agreement, and any other member or members did not consent to such action.

     Pursuant to the Management Services Agreement, CRC Management will agree to provide the administrative, financial and other management services necessary for the operations of the JV. In consideration for such services, the JV will agree to pay CRC Management compensation initially equal to 1% of the JV's reported revenues (the "Base Rate"), calculated and paid on a monthly basis. The agreement provides that the Base Rate will increase to 1.5% of reported revenues with respect to each semi-annual period during which the reported revenues have increased at least 15% from the corresponding period in the previous year, provided that the Base Rate will also increase to 1.5% of reported revenues if the JV's reported revenues during the fourth quarter of the year ending December 31, 2001 have increased at least 15% from the third quarter of such year (ending September 30, 2001). The JV will also agree to compensate CRC Management for all services performed outside the scope of general management services in relation to special projects, including, software development or programming and help-desk, and reimburse CRC Management for properly allocable expenses incurred by it in connection with the performance of its services under the Management Services Agreement.

     The Management Services Agreement is for an indefinite term, with termination only allowable upon the written agreement of CRC Management and the JV, or, after the third anniversary of the Closing Date, by either party upon 120 days notice to the other, provided that if the JV terminates the Management Services Agreement for any reason other than "cause" (which is limited to material breaches of the Management Services Agreement which either can't be cured or aren't cured within a reasonable period of time after CRC Management receives written notice of the same or any material act of fraud or gross negligence by CRC Management in connection with its duties) or after CRC has sold a majority of its interests in the JV, the JV would have to pay CRC Management a termination fee equal to twice the JV's reported revenues for the immediately preceding twelve months. Further limiting the JV's rights to terminate the Management Services Agreement, CRC Management may not be removed as manager of the JV at any time that the JV has a credit

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facility guaranteed by CRC or its principal, Joshua Wurzburger, unless such guarantor is being simultaneously released, and if the JV terminates the Management Services Agreement without the consent of CRC Management, all amounts due from the JV and the Company to CRC Management and its affiliates and contractors would have to be paid in full.

     The Operating Agreement provides that all allocations of the JV's profits and losses, and all distributions made to the JV's members, will be made to such members in accordance with their percentage interests in the JV. The JV is required to make quarterly distributions to its members in order to provide the members with cash to pay federal and state income taxes on their allocated profits of the JV in an amount equal to 40% of the profits allocated to each member in each quarter. Further, at the end of every year commencing with the year-end on December 31, 2004, the JV is required to make a distribution to its members in the amount of 25% of the JV's "Distributable Funds", less tax distributions made with respect to such period. However, the definition of Distributable Funds allows the manager to exclude any funds that the manager determines the JV might need in the future, and the Operating Agreement precludes otherwise mandatory distributions from being made when certain financial tests are not met, thereby virtually eliminating any right of any member to demand that distributions be made.

     The Operating Agreement also governs the terms among the Company, CRC and the JV with respect to the transfer by the parties of their membership interests in the JV. No member may sell or otherwise transfer its membership interests, except for transfers to affiliates, without first giving the other member a right of first refusal to purchase the interests on the terms and conditions which the third party buyer has agreed to purchase them, or, at the option of the member who was not trying to sell its membership interests, a right to "tag-along" in the sale, and sell to the third party buyer the same proportion of its membership interests that the third party buyer purchases from the member who initially reached agreement with the buyer. Subsequent to the fourth anniversary of the closing date, either member may notify the other that it is willing to either sell to the other party its entire membership interest or buy from the other party its entire membership interest, at either a specified price for the entire JV or a price determined by an appraisal. Once the price is fixed, the party receiving the notification may elect either to purchase or to sell on those terms, and the price is determined by taking the JV's enterprise value determined as described above and multiplying it by the percentage interest of the party whose membership interest will be sold. CRC (and not the Company) has the right, subject to the Company's right of first refusal and so long as it owns at least 10% of the membership interests, to determine that it wants to sell the entire JV to a third party, and if it makes that determination, the Company will be required to sell its interests for the same terms and conditions on which CRC is selling its interest, or, if the transaction is structured as an asset sale, to sign the same documents that CRC is signing to induce the buyer to purchase, provided that the Company will not be required to do so unless the sale proceeds received by the Company are sufficient to retire CRC's loans to the Company. CRC's rights to force the Company to sell out its position, either pursuant to the "shotgun buy-sell" provision or the "drag-along" provision, is subject to the limitation that if, at the relevant time, the Company is advised in writing by Delaware counsel that it may not sell its interests pursuant to such provision without the consent of its stockholders, the Company would be required to use its best efforts to obtain stockholder approval, but would be excused from performance if it was unable to obtain such approval.

     The Company (and not CRC) has the right, on the maturity dates of CRC's loans to the Company, to force the JV to redeem the Company's membership interests for 50% of the fair market value of its interests, to be fixed by appraisal if the parties can not agree, subject to the fact that the JV will not be obligated to honor the redemption request if its lenders will not consent to the same.

     The Operating Agreement provides CRC with an option to purchase from the Company a portion of its membership interests representing up to an additional 17% percent interest in the JV, for a price equal to $150,000 for each of the first two one percentage points of interests so purchased, $200,000 for each of the next five percentage points of interest purchased and $250,000 for each of the next ten percentage points of interests purchased. If CRC fully exercises its option, it would pay the Company $3,800,000, and the Company's interest in the JV would be reduced from 51% to 34%. This option is not exercisable by CRC for 18 months from the closing date, but may be exercised earlier if the Company defaults upon any of its material obligations to CRC, initiates a bankruptcy proceeding on its behalf or has a Board of Directors that does not
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have a majority consisting of the current directors and directors approved by
CRC (with such approval not to be unreasonably withheld). Finally, in the event that the Management Services Agreement is terminated for any reason other than for cause (as described above) by any person other than CRC or its affiliates (which by the terms of the Management Services Agreement cannot happen), and if CRC has not at such time exercised its option to buy any of the Company's membership interests, then the Company would have to transfer 1% of its membership interest to CRC (which, absent intervening events, would make each of the Company and CRC a 50% member).

     The Operating Agreement provides that all opportunities relating to the Company's current messaging and/or directory services, architecture and design, and hosting, as well as any new opportunities for CRC's current business (support services, programming, life cycle and help desk services and software development) arising in the State of Connecticut or Westchester County, New York, will belong to the JV. All other opportunities for CRC's current business, along with all other opportunities that could be utilized by the JV, will belong to CRC. The Company will also be prohibited from disclosing the JV's confidential information, except if lawfully required to disclose the same, and will not be able to hire employees of the JV.

WARRANT AND REGISTRATION RIGHTS AGREEMENT

     At the Closing, in consideration for the credit facility that CRC is making available to the Company, the Company will issue to CRC a warrant (the "Warrant") to purchase that number of shares of our common stock equal to 10% of the fully-diluted number of shares of common stock outstanding on that day, at a price equal to 75% of the average closing prices of our common stock during the 60 consecutive trading days ending on the second trading day preceding the closing date. By "fully-diluted number of shares," we mean the sum of all of our shares of common stock then outstanding, plus all shares of common stock underlying outstanding shares of preferred stock, options and warrants (including the Warrant). If no changes in the Company's capital structure occurred until the Closing Date, and we assume the closing of the Proposed Transaction and the other matters that would occur on the Closing Date, the Warrant would entitle CRC to purchase approximately 2,270,000 shares of our common stock. If the Closing Date had been on September 5, 2001, the exercise price of the Warrant would be $0.34 per share.

     CRC's rights under the Warrant would expire upon the later to occur of the tenth anniversary of the Closing Date or the second anniversary of the date on which the Company repays the loans being made to it by CRC (the "Loans"). CRC may exercise the Warrant by paying cash (which, if the Notes are then outstanding, would be applied towards the repayment of the Loans), or by making a "net exercise" (i.e., using the value of one portion of the Warrant based upon the spread between the fair market value of our common stock at the time and the exercise price at the time to pay for the exercise of another portion of the Warrant). The Warrant will provide for "formula" anti-dilution protection, whereby the exercise price would go down (and the number of shares acquirable upon full exercise would go up) pursuant to a specified formula if the Company sells its common stock, or securities convertible into common stock and/or exercisable for common stock, at a price below the then current exercise price. Appropriate adjustments to both the exercise price and the number of shares acquirable upon exercise would also be made if the Company undergoes a stock split or consolidation, pays a stock dividend, reorganizes, merges or consolidates, sells all or substantially all of its assets, or undergoes a similar event.

     The Registration Rights Agreement provides CRC with the right to require the Company to register with the Securities and Exchange Commission the offer and sale by CRC to the public of the shares of our common stock that CRC can acquire pursuant to its exercise of the Warrant. At any time after the earlier to occur of the first anniversary of the Closing Date or such time as our common stock closes with a bid price equal to at least five times the bid price on the Closing Date, CRC may demand the Company to make such a registration. CRC may only make such a demand on two occasions, and the Company will have some right to defer the registration if proceeding at the requested time would force us to divulge some material non-public information, the disclosure of which would have a material adverse effect upon us. CRC would also have the right to participate in any registration that the Company effects other than upon CRC's demand, whether for the account of the Company itself and/or for other shareholders. CRC would have the priority right to participate in an offering that it demanded in the event that it is an underwritten offering and the managing underwriter advises that the number of shares covered by the registration statement needs to be limited, would have a priority right behind only that of the Company if the registration is initiated by the Company to sell shares directly to the public, and would participate on a proportionate basis with shareholders demanding the registration if the registration is initiated by a stockholder or stockholders other than CRC.

     The Registration Rights Agreement contains many other provisions, most of which are of the type normally found in this type of agreement. They include the following:

     - Requirements that we take various necessary and customary actions to help effect a registration if one is commenced;

     - That we provide CRC with customary opinions of counsel and cold comfort letters from our independent auditors

     - Pay for all the expenses incident to such a registration, except for counsel fees in excess of $15,000 for CRC's counsel if the registration is on a short-form (Form S-2 or Form S-3), and underwriting discounts and commissions;

     - That we indemnify CRC and its affiliates against any losses, claims and damages arising out of any untrue or allegedly untrue statements or material omissions in the relevant registration statement, except to the extent that any such misstatement or omission was supplied to us by CRC specifically for inclusion in such document;

     - That we contribute to any loss CRC might have as aforesaid for which indemnification is legally unavailable in proportion to the relevant faults of the parties and other equitable considerations; and

     - That we not grant any third party any equal or superior registration rights, or any registration rights that in any way conflict with those being granted to CRC.

     In addition, the Company is making a number of representations and warranties to CRC relating to the rights granted to CRC under this agreement.

NOTES AND SECURITY AGREEMENT

     On June 14, 2001, simultaneously with entering into our letter of intent with CRC, we borrowed $250,000 from CRC. This loan was evidenced by the First Bridge Loan Note. The First Bridge Loan Note bears interest at a rate of 12% per annum, which rate is increased to 20% from and after an Event of Default under the First Bridge Loan Note. All principal and interest under the First Bridge Loan Note became due on July 30, 2001, because the Company and CRC had not entered into definitive agreements for the Proposed Transaction by such date, and even if they had, would have come due on September 12, 2001. However, pursuant to an August 6 letter from CRC to the Company, CRC extended the maturity date of the First Bridge Loan Note to the maturity date being agreed to at that time for the Second Bridge Loan Note, which maturity date is described in the immediately following paragraph.

     On August 7, 2001, the day after we signed the Company Contribution Agreement, CRC made an additional loan to us in the amount of $250,000, which loan is evidenced by the Second Bridge Loan Note. The Second Bridge Loan note bears interest at a rate of 12% per annum, which rate is increased to 20% from and after an Event of Default under the Second Bridge Loan Note. All principal and interest under the Second Bridge Loan note is due and payable on September 12, 2001, provided that such date will be extended until October 15, 2001 (October 31, 2001 if the SEC has commented upon this Proxy Statement), if the Company complies with its obligations under Section 6.1(a) of the Company Contribution Agreement (which covenants relate to the filing of this Proxy Statement and, specifically, required this Proxy Statement to be filed with the SEC not later than September 4, 2001) and continues to use its best efforts to cause this Proxy Statement to be cleared for distribution by the SEC's staff. Notwithstanding the foregoing, the Second Bridge Loan Note will become immediately due and payable if the Company files for bankruptcy or has a similar event of insolvency occur or is in default of an other existing agreement between the Company and CRC, or has a judgment of $50,000 or more entered against it and not discharged in full or stayed pending appeal within twenty days.
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

     Both the First Bridge Loan Note and the Second Bridge Loan Note are secured by the Pledge and Security Agreement. Pursuant to the terms of the Pledge and Security Agreement, the Company has pledged to CRC all of its equity interests in its subsidiaries and the JV, and has granted CRC a first priority (subject to certain exceptions) lien upon all of the Company's current and future assets. The Pledge and Security Agreement will also secure our obligations under the notes that we will issue to CRC at the Closing and that are described below, as well as all other obligations that we have to CRC under the various Transaction Documents. In the Pledge and Security Agreement, the Company is making various representations and warranties to CRC regarding its assets and the lien granted to CRC on such assets, and is making various customary covenants to CRC that prevent us from disposing of our assets while CRC is owed money and otherwise require us to maintain CRC's lien and the priority thereof. The Pledge and Security Agreement would terminate, and the liens granted to CRC would cease, at such time as we have paid all our obligations under our loans to CRC and the Pledge and Security Agreement, unless at such time we have a non-contingent obligation to pay money to CRC under another Transaction Document (in which case this agreement and such liens would continue until such non-contingent obligation no longer exists).

     At the Closing, we would deliver to CRC both the First Installment Note and the Extended Installment Note. Each of these notes would be secured by the Pledge and Security Agreement. We would borrow enough under these notes to pay off all amounts due CRC under the First Bridge Loan Note and the Second Bridge Loan Note. If CRC voluntarily loans us any amounts between now and the Closing Date, we would borrow to pay off such loan(s) as well. We would borrow such additional amounts as are needed to pay other expenses and creditors that we will have to pay at the Closing. Any amounts not borrowed under the Extended Installment Note would remain available for us to borrow thereafter, subject to the reduction in the amount available to us under the Extended Installment Amount described below.

     The First Installment Note would be in the amount of $500,000, and bear interest at the rate of 7% per annum, which rate is increased to 18% during the continuance of an Event of Default under the First Installment Note. Interest would be payable monthly; provided, however, that we could defer paying interest through the third anniversary of the Closing Date, but if we do so interest would then accrue at the rate of 15% rather than 7%. Principal will be due in full on the fifth anniversary of the Closing Date. There are no regularly scheduled payments, but we will have to make mandatory prepayments as follows: with any cash proceeds received by us from CRC's exercise of the Warrant; with the full amount of any cash proceeds we receive from any sale by us of all or any portion of our interest in the JV; with 100% of the net cash proceeds received by us from and after the Closing Date with respect to the first $600,000 of our accounts receivable in existence at the Closing; with 20% of the net cash proceeds of any additional accounts receivable in existence at the Closing; and finally, by virtue of provisions set forth in the Operating Agreement, with 60% of any distributions we receive from the JV (including tax distributions). The First Installment Note is secured by the Pledge and Security Agreement. Upon the occurrence of any Event of Default, we are responsible for all of CRC's costs and expenses in connection with the collection and enforcement of thereof. For purposes of this note, the term "Event of Default" include failure to pay principal and interest when due (other than deferrals of interest contemplated above), filing for bankruptcy or the occurrence of another type of bankruptcy event, material breach of any representation, warranty, covenant or agreement under the note or any other Transaction Document (subject to a 20 day cure period if the default is subject to cure), disposing of assets other than in the ordinary course of business and other than as contemplated by the Transaction Documents, and having a judgment of $50,000 or more entered against the Company that is not discharged in full or stayed during appeal within twenty days.

     The Extended Installment Note would be for an amount of $1,500,000, subject to reduction by an aggregate amount equal to the sum of (x) 40% of the amount by which the total amount needed to discharge or satisfy all of our trade payables at the Closing is less than $1,200,000, plus (y) 50% of the amount in excess of $125,000 that CRC and/or the JV, prior to the 45th day following the Closing Date, has to pay or commit to pay to our key personnel in order to induce them to come to work for, or stay working for, the JV. Interest on the Extended Installment Note would accrue and be payable in the same manner in which it accrues and is payable under the First Installment Note. Principal payments would also be the same under the Extended Installment Note as under the First Installment Note, except that mandatory prepayments would not be required upon the Extended Installment Note until the First Installment Note had been repaid. The other provisions of the Extended Installment Note are substantially similar to the matching provisions of the First Installment Note.

VOTING AGREEMENT

     Simultaneously with the execution and delivery of the Company Contribution Agreement, CRC entered into voting agreements with the following of the Company's stockholders: Commercial Electronics Capital Partnership, Commercial Electronics, L.L.C., and Viventures, Inc. Such parties, between them, own sufficient shares of the Company's common stock to approve the Proposed Transaction and the other matters described in this Proxy Statement. By executing and delivering the Voting Agreement, each such stockholder agreed to vote in favor of the Proposed Transaction at the Annual Meeting, and granted CRC an irrevocable proxy to vote the same. In addition, each stockholder signing the Voting Agreement made certain representations and warranties to CRC concerning their right and power to execute, deliver and perform their obligations under this agreement, and agreed not to sell or otherwise transfer any of their voting securities in the Company prior to the earlier to occur of the Annual Meeting or the termination of the Company Contribution Agreement. By virtue of this agreement, the Company believes that, unless CRC elects not to exercise its proxies to vote in favor of the Proposed Transaction, the Proposed Transaction will pass.

     In addition, while each stockholder who signed the Voting Agreement would be free, after the Closing, to sell its Company stock and thereby terminate its obligations under the Voting Agreement, for so long after the Closing as such stockholder owns stock in the Company, such stockholder has agreed to vote his stock in favor of, and has granted CRC an irrevocable proxy with respect to, any proposals made by the Company pursuant to Section 8.9 of the Operating Agreement. In other words, if the Company requires the approval of its stockholders to honor its commitment under the operating agreement to sell its equity in the JV to CRC pursuant to a shotgun buy-sell, or to sell its equity in the JV to a third party if required to do so by CRC, in either case after receipt of the necessary letter from special Delaware counsel stating that it can not opine that the transaction can proceed without such stockholder approval, the Voting Agreement will require such stockholder to vote its shares, and will allow CRC to act as proxy and vote such stockholders' shares, in favor of such proposal. The effect and effectiveness of this Voting Agreement with respect to any such stockholder approval sought under Section 8.9 of the Operating Agreement will depend upon whether, and to what extent, any such stockholder still owns shares of the Company's voting securities at the time, as well as how many shares of its voting stock the Company may issue to third parties in the interim.

                                PROPOSAL NO. 5:

                           AFFILIATE NOTE CONVERSIONS

     Nasdaq Marketplace Rule 4350(i)(1)(D)(ii) requires any listed company to obtain stockholder approval in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the listed company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. The transactions described below may cause the Company to issue more than 20% of its Common Stock outstanding where the shares may be issued for less than the greater of market value or book value.

TERMS OF AFFILIATE NOTE CONVERSIONS

     The Board of Directors has unanimously approved the conversion of the balance of the Schulhof Note and a portion of the Maxwell Note and the CECAP Notes (the "Affiliate Note Conversions") into shares of our Series C Preferred Stock in connection with the Proposed Transaction, and has entered into agreements to that effect with the holders of the notes. The original terms of the Schulhof Note, the Maxwell Note and the CECAP Notes are more fully described in "Proposal 1 -- Certain Relationships and Related Transactions."

     Each share of Series C Preferred Stock entitles the holder thereof to vote on each of the matters entitled to be voted on by holders of Common Stock, voting together as a single class with other shares entitled to vote thereon. Unless the consent or approval of a greater number of shares shall then be required by law, the affirmative vote of the holders of at least a majority of the outstanding shares of Series C Preferred Stock, voting as a single class, shall be necessary to (i) authorize, increase the authorized number of shares of, or issues any shares of any class of senior stock, (ii) amend, alter or repeal the Certificate of Incorporation so as to affect the shares of Series C Preferred Stock adversely, (iii) authorize or issue any security convertible into senior stock or (iv) effect an extraordinary event. The rights and preferences of the Series C Preferred Stock are set forth in the Certificate of Designations, Preferences and Rights of Senior Convertible Series C Preferred Stock attached to this Proxy Statement as Appendix E.

     If this Proposal 5 is approved by the stockholders, the Schulhof Note, with an aggregate principal amount of $500,000, plus interest accrued through October 31, 2001, will be exchanged for 1,590,981 shares of Series C Preferred Stock at a conversion price of $0.36 per share at the closing of the Proposed Transaction.

     If this Proposal 5 is approved by the stockholders, the Maxwell Note, with an aggregate principal amount of $500,000 will be exchanged for 1,452,091 shares of Series C Preferred Stock with respect to $450,000 of the principal amount, plus interest accrued through October 31, 2001, at a conversion price of $0.36 per share at the closing of the Proposed Transaction. The Company will also grant Mr. Maxwell a non-exclusive, perpetual license in the Company's intellectual property contained in computer software code constituting its Total Chain product (under development) in consideration of $50,000 of the principal amount of the Maxwell Note at the closing of the Proposed Transaction. Under the terms of the license, Mr. Maxwell will pay royalties to the Company equal to 2% of revenues in excess of the first $1 million of revenues, with a maximum of $200,000 in total royalty payments to the Company.

     If this Proposal 5 is approved by the stockholders, the CECAP Notes, with an aggregate principal amount of $1,000,000, plus interest accrued through October 31, 2001, will be partially converted at the option of the holder, pursuant to the terms of each of the CECAP Notes, into an aggregate of 661,683 shares of Common Stock at a conversion price of $0.25 per share at the closing of the Proposed Transaction. The remaining balance on the CECAP Notes after the conversion will be exchanged for 2,545,786 shares of Series C Preferred Stock at a price of $0.36 per share at the closing of the Proposed Transaction.

     The Proposed Transaction is conditioned upon the Company having obtained approval from its creditors with respect to the settlement of amounts owed to them at the closing of the Proposed Transaction. Because the Company does not believe that it will be able to satisfy this condition unless the Affiliate Note Conversions occur, the consummation of the Affiliate Note Conversions is effectively a condition to the closing of the Proposed Transaction.

RECOMMENDATION AND REQUIRED VOTE

     The affirmative vote of a majority of shares voting at the meeting is required to approve the Affiliate Note Conversions.

     The Board of Directors unanimously recommends that stockholders vote FOR approval of the Affiliate Note Conversions.

                                PROPOSAL NO. 6:

                 AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
               TO CHANGE THE NAME OF THE COMPANY TO "ESNI, INC."

     The Board of Directors has approved and recommends that our stockholders approve a proposal to change the name of the Company from "E-Sync Networks, Inc." to "ESNI, Inc." The name change will be accomplished by amending our Certificate of Incorporation. The Board of Directors has determined that the name change is in the best interests of the Company and our stockholders in order to consummate the Proposed Transaction.

REASON FOR THE NAME CHANGE

     The name change is a condition to the consummation of the Proposed Transaction.

EFFECTS OF THE NAME CHANGE

     If the proposed amendment is adopted, Article FIRST of our Certificate of Incorporation would be amended to read as follows:

        "The name of the corporation is ESNI, Inc."

     In addition, all other references to our corporate name in our Certificate of Incorporation would be changed to "ESNI, Inc." The approval of the name change will not affect in any way the validity of currently outstanding stock certificates and will not require our stockholders to surrender or exchange any stock certificates that they currently hold.

     The Board of Directors has sole discretion to elect whether to file the proposed amendment of our Certificate of Incorporation. If the name change is not effected by the first anniversary of this Annual Meeting, the Board of Directors' authority to effect the name change will terminate and stockholder approval again would be required prior to implementing any name change.

RECOMMENDATION AND REQUIRED VOTE

     The affirmative vote of a majority of all outstanding shares entitled to vote at the meeting is required to approve the foregoing proposal.

     The Board of Directors unanimously recommends that stockholders vote FOR approval of the amendment to our Certificate of Incorporation changing the name of the Company to "ESNI, Inc."

                 DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     To be included in the Company's proxy statement for the 2002 Annual Meeting of Stockholders, a proposal by an E-Sync stockholder must generally be received at our principal executive offices not less than 120 calendar days before the anniversary of the date on which the Company mails its Proxy Statement in connection with the 2001 Annual Meeting of Stockholders. However, if the 2002 Annual Meeting of Stockholders is more than 30 days from the first anniversary of the 2001 Annual Meeting, the deadline for submitting a proposal is a reasonable time before the Company begins to print and mail its proxy materials for the 2002 Annual Meeting of Stockholders. The Company expects to hold its 2002 Annual Meeting of Stockholders more than 30 days before or after October 15, 2002, and therefore the new deadline will be described in one of our quarterly reports on Form 10-QSB.

     Rule 14a-4(c)(1) promulgated under the Exchange Act governs a company's use of its discretionary voting authority with respect to a stockholder proposal that is not addressed in a company's proxy statement. Under this rule, if a proponent of a proposal fails to notify a company at lease 45 days prior to the month and day of mailing of the prior year's proxy statement, or, if a company's annual meeting date has changed by more than 30 days from the prior year, within such other reasonable time frame (the "Notice Date"), the company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, even if that proposal is not discussed in the company's proxy statement. If notice of a proposal is timely received by the company, then under Rule 14a-4(c)(2) promulgated under the Exchange Act, the company may exercise its discretionary proxy voting authority on such proposal if the company includes a discussion of the proposal in its proxy statement and discloses therein how it intends to vote on the mater. Notwithstanding the previous sentence, a company may not exercise its discretionary proxy voting authority if the proponent of such proposal notifies the company of its intent to solicit proxies for such proposal and in fact delivers a proxy statement to stockholders in connection therewith.

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

                      WHERE YOU CAN FIND MORE INFORMATION

     The Company files annual and quarterly reports, proxy statements, and other documents with the Securities and Exchange Commission. These documents are available to the public. Stockholders may read and obtain copies of any document the Company files from the following sources:

     - the public reference facilities at the principal office of the Securities and Exchange Commission located at Judiciary Plaza, 450 Fifth Street, Washington, D.C. 20549 (telephone 1-800-SEC-0330);

     - the public reference facilities at the regional offices of the Securities and Exchange Commission located at CitiCorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and 7 World Trade Center, Suite 1300, New York, New York 10048 (telephone 1-800-SEC-0330);

     - the website of the Securities and Exchange Commission:
       http://www.sec.gov; or

     - commercial document retrieval services, including commercial websites.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, management has no knowledge of any other business to be presented to the meeting, but if other business is properly brought before the meeting the persons named in the Proxy will vote according to their discretion.

                                          By Order of the Board of Directors,

                                          /s/ MICHAEL A. CLARK
                                          Michael A. Clark, Secretary

Dated: September   , 2001

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

                                                                      APPENDIX A

                             E-SYNC NETWORKS, INC.

                            AUDIT COMMITTEE CHARTER

ORGANIZATION

     There shall be a committee of the Board of Directors of E-Sync Networks, Inc. (the "Corporation") to be known as the Audit Committee. The Audit Committee shall be composed of directors numbering at least two, a majority of whom are to be independent of the management of the Corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.

STATEMENT OF POLICY

     The Audit Committee shall provide assistance to the members of the Board of Directors in fulfilling their responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Corporation.

RESPONSIBILITIES

     In carrying out its responsibilities, the Audit Committee's policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

     In carrying out these responsibilities, the Audit Committee shall:

     - Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Corporation and its divisions and subsidiaries.

     - Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

     - Review with the independent auditors, the Corporation's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Audit Committee periodically should review any policy statements to determine their adherence to the code of conduct.

     - Review the internal audit function of the Corporation, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

     - Receive, prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

     - Review the financial statements contained in the Annual Report to stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Any changes in accounting principles should be reviewed.

     - Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

     - Review accounting and financial human resources and succession planning within the Corporation.

     - Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

     - Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                                                      APPENDIX B

                                   AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                             E-SYNC NETWORKS, INC.

     E-Sync Networks, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: that at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling a meeting of stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

          RESOLVED, that Article THIRD of the Corporation's Certificate of Incorporation shall be amended, subject to stockholder approval, to add the following paragraphs:

             "(c) On the Split Effective Date (as defined below), the Corporation shall effect a one-for-eight reverse stock split pursuant to which every twenty shares of the Corporation's Common Stock issued and outstanding or held in treasury will be automatically converted into one new share of Common Stock (the "Reverse Stock Split"). The Reverse Stock Split shall be effective as of the close of business on such date that a certificate of amendment including this amendment is filed with the Secretary of State of the State of Delaware, as determined by the Corporation's Board of Directors (the "Split Effective Date"). The Corporation shall not issue fractional shares to the stockholders entitled to a fractional interest in a share of Common Stock issued pursuant to the Reverse Stock Split but shall round each fractional share up to the next whole number of shares.

             Any stock certificate that represented shares of Common Stock immediately before the Split Effective Date shall, automatically and without the need to surrender the same for exchange, represent the number of shares of Common Stock immediately after the Split Effective Date resulting from the Reverse Stock Split."

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, E-Sync Networks, Inc. has caused this certificate to be signed by Michael A. Clark, its President and Chief Operating Officer, this
          day of           , 2001.

                                          E-SYNC NETWORKS, INC.

                                          By:
                                            ------------------------------------
                                            MICHAEL A. CLARK
                                            President and Chief Operating
                                              Officer

                                                                      APPENDIX C

                    [LETTERHEAD OF L J SOLDINGER ASSOCIATES]
August 1, 2001

The Board of Directors
E-Sync Networks, Inc.
35 Nutmeg Drive
Trumbull, CT 06611

Members of the Board:

     It is our understanding that E-Sync Networks, Inc. ("ESNI") and CRC, Inc. ("CRC") have executed a Letter of Intent dated June 14, 2001 (the "LOI"), to which the terms and conditions have been modified, further described, defined, and documented in the following draft agreements that were submitted to us prior to the date hereof: i) ESNI Contribution Agreement; ii) Common Stock Purchase Warrant; iii) First Installment Note; iv) Extended Installment Note; v) Registration Rights Agreement; vi) Amended and Restated Security Agreement; vii) Operating Agreement; viii) Management Services Agreement; and ix) CRC Contribution Agreement (collectively referred to as the "Draft Definitive Agreements"). Pursuant to the Draft Definitive Agreements, CRC and ESNI will form a joint venture (the "JV") which will be a subsidiary of ESNI and contain all of ESNI's business and assets, exclusive of certain Excluded Assets (as defined in the Draft Definitive Agreements) and certain assets of CRC. Such business and assets of ESNI, exclusive only of the Excluded Assets, (the "Contributed Business"), are to be contributed by ESNI to the JV in accordance with the terms of the Contribution Agreement, free and clear of all liens, security interests, competing claims and other encumbrances. The JV will not assume any of the trade payables or other debts, liabilities or obligations of ESNI, excepting (a) obligations accruing under Assumed Liabilities (as defined in the Draft Definitive Agreements) from and after the date of the closing of the foregoing transaction (the "Contribution"), and (b) certain other obligations and liabilities relating to employees of ESNI (collectively, (a) and (b), the "Assumed Liabilities").

     It is our further understanding from the Draft Definitive Agreements that in consideration for the mutual covenants made by ESNI and CRC in the ESNI Contribution Agreement, CRC will:

          (a) upon consummation of the Contribution, advance and loan to ESNI the amount of $500,000 and will thereafter, subject to a schedule and/or terms and conditions to be agreed upon, advance and loan to ESNI up to an additional amount equal to (i) $1,500,000 (subject to reduction and adjustment as provided in the Draft Definitive Agreements) less (ii) the outstanding amount of the Good Faith Loan (as defined in the Draft Definitive Agreements) and, if made, the Bridge Loan (as defined in the Draft Definitive Agreements). All amounts advanced and loaned to ESNI, including the Good Faith Loan and, if made, the Bridge Loan, are collectively referred to as the "Loan." Interest on the loans may be deferred for three (3) years from the closing of the Contribution.

          (b) upon consummation of the Contribution, transfer and contribute the CRC Contributed Assets (as defined in the Draft Definitive Agreements) to the JV, which CRC Contributed Assets shall consist of accounts providing recurring network management services or other professional services revenues totaling at least $8.0 million on an annual basis (or, if the recurring revenues generated by the Contributed Business, determined on an annualized basis based upon the three full calendar months immediately preceding the execution of the ESNI Contribution Agreement, is different from $8.0 million, an amount equal to the annualized amount of such revenues) and the personnel and assets appropriate for the operation or realization of such accounts; and

          (c) upon consummation of the Contribution, transfer or cause to be transferred to ESNI a fifty-one percent (51%) interest in the JV.

     It is our further understanding that repayment of the Loan will be secured by a first priority security interest in all remaining property and assets of ESNI (including its interest in the JV). The Loan will be

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The Board of Directors
August 1, 2001
Page  2

subject to mandatory prepayment with respect to (i) 100% of the first $600,000 of cash proceeds (net of collection costs) received by ESNI with respect to its accounts receivable and 20% of the collections of such receivables in excess of $600,000; (ii) 60% of all distributions received by ESNI related to its interest in the JV; (iii) 100% of all payments and other consideration received or receivable from any sale or other disposition of any portion of such interest; and (iv) 100% of all payments made with respect to any exercise of the Warrants (as defined and described in the Draft Definitive Agreements). As additional consideration for the Loan, ESNI shall issue to CRC the Warrants that will entitle CRC to receive shares of ESNI's common stock equal to 10% of ESNI's capital stock, on a fully diluted basis, as determined on the date of the closing of the Contribution. CRC will also be provided with certain registration rights for the shares of ESNI common stock underlying the Warrants.

     Operation, management, voting, transfer of ownership interests, funding obligations and other matters relating to the JV will be subject to a mutually acceptable operating agreement to be entered into between CRC and ESNI as the owners of, and members in, the JV. Such operating agreement will provide for adjustments in the ownership interests of CRC and ESNI in the JV as described in the Draft Definitive Agreements. CRC will be granted the option to purchase up to an additional 10% interest in the JV from ESNI, as described in the Draft Definitive Agreements. The operating agreement also provides for CRC to receive a preferential mandatory distribution in the amount of $640,000 from the JV.

     You have requested our opinion as to the fairness, from a financial point of view, of the consideration to be received by ESNI upon the closing of the Contribution, as described in the Draft Definitive Agreements. We have not been requested to opine as to, and our opinion does not in any manner address, the underlying business decision of ESNI to proceed with or effect the Contribution. In addition, we have not been requested to explore any alternatives to the Contribution. L J Soldinger Associates, Ltd. ("LJSA"), as part of its accounting and consulting business, is engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, private placements, and valuations for estate, corporate and other purposes.

     In conducting our analysis and in arriving at our opinion herein, we have reviewed such information and taken into account such financial and economic factors as we have deemed relevant under the circumstances. In that connection we have reviewed the LOI and the Draft Definitive Agreements and held discussions with certain senior officers and other representatives and advisors of ESNI and CRC with respect to their past and current financial performance and financial condition, and the business, operations and prospects of ESNI and the JV. We reviewed certain publicly available business and financial information relating to ESNI, including the Form 10-QSB for the quarter ended March 31, 2001, the Form 10-KSB and Form 10-KSB/A for the year ended December 31, 2000, the Current Reports on Form 8-K, dated June 18, 2001 and May 8, 2001, and certain other relevant financial and operating data relating to ESNI made available to us, as well as certain financial forecasts and other information and data concerning ESNI which were provided to us, or otherwise discussed with us, by the management of ESNI. We reviewed the financial terms of the Contribution as set forth in the Draft Definitive Agreements in relation to, among other things, current and historical market prices and trading volumes of ESNI's common stock; historical and other operating data of ESNI and CRC; projected earnings and other operating data of ESNI and the JV; and the historical and projected capitalization and financial condition of ESNI. We considered, to the extent publicly available, the financial terms of certain other similar transactions recently effected which we considered relevant in evaluating the Contribution and analyzed certain financial, stock market and other publicly available information relating to the businesses of other companies whose operations we considered relevant in evaluating those of ESNI. In addition to the foregoing, we conducted such other analyses and examinations and considered such other information and financial, economic and market criteria as we deemed appropriate in arriving at our opinion.

     In arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information that was used by us without assuming any responsibility for any independent
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The Board of Directors
August 1, 2001
Page  3

verification of any such information and have further relied upon the assurances of ESNI management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial projections of ESNI, we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the respective managements, and that such projections provide a reasonable basis upon which we could form an opinion. We express no view with respect to such forecasts and other information and data or the assumptions on which they were based. In arriving at our opinion, we have not made a physical inspection of the properties and facilities of ESNI, and have not made or obtained any evaluations or appraisals of the assets and liabilities (contingent or otherwise). We have assumed that the Contribution will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. Our opinion was necessarily based upon market, economic and other conditions as they exist on, and could be evaluated as of, the date of this letter.

     We have also assumed that the Contribution will be consummated in accordance with the terms described in the Draft Definitive Agreements, without any further amendments thereto, other than amendments which will not have a materially adverse effect on ESNI, and without waiver by ESNI of any of the conditions to any obligations thereunder. Accordingly, although subsequent developments or changes in the final terms of the Contribution may affect our opinion, we do not assume any obligation to update, review or reaffirm our opinion.

     Our opinion has been prepared at the request and for the information of the Board of Directors of ESNI and our opinion, and any additional materials provided in connection with the opinion, may not be published or otherwise used, disclosed or referred to, nor shall any public reference be made to this fairness opinion, without our prior consent. We were not requested to consider, and our opinion does not address, the relative merits of the Contribution as compared to any alternative business strategies that might exist for ESNI or the effect of any other transaction in which ESNI might engage. In connection with our services, we have received a fee for rendering this opinion. In addition, ESNI has agreed to indemnify us for certain liabilities that may arise out of the rendering of this opinion.

     Based upon and subject to the foregoing, it is our opinion that, as of the date of this letter, the consideration to be received by ESNI upon the closing of the Contribution, as described in the Draft Definitive Agreements, is fair, from a financial point of view, to ESNI.

                                          Sincerely,

                                          LJ Soldinger Associates, LTD.
                                          /s/ LJ SOLDINGER ASSOCIATES, LTD.

                                                                      APPENDIX D

                             CONTRIBUTION AGREEMENT
                                  BY AND AMONG
                              E-SYNC NETWORKS, LLC
                                    ("JV"),
                             E-SYNC NETWORKS, INC.
                                   ("ESNI"),
                                      AND
                                   CRC, INC.
                                    ("CRC")
                              DATED AUGUST 6, 2001

                             CONTRIBUTION AGREEMENT

     THIS CONTRIBUTION AGREEMENT (this "Agreement") is made on and as of August 6, 2001 (the "Effective Date"), by and among E-SYNC NETWORKS, LLC, a Delaware limited liability company (the "JV"), E-SYNC NETWORKS, INC., a Delaware corporation ("ESNI"), and CRC, INC., a New York corporation ("CRC"). Capitalized terms used in this Agreement and not otherwise defined have the meanings given to them in Section 1.1.

                                    RECITALS

     WHEREAS, ESNI is a provider of e-business infrastructure products and services;

     WHEREAS, ESNI desires to contribute to the JV, and the JV desires to receive from ESNI, the ESNI Contributed Assets, subject to and in accordance with the terms and conditions set forth herein;

     WHEREAS, in consideration for the Contribution by ESNI to the JV of the ESNI Contributed Assets, CRC agrees, contemporaneously with or prior to, as the case may be, the Contribution, to: (A) advance and loan to ESNI the Bridge Loan, advance and loan to ESNI the First Installment Amount and commit to advance and loan to ESNI the Extended Installment Amount, in each case pursuant to, and in accordance with, the applicable Promissory Notes; and (B) contribute the CRC Contributed Assets to the JV pursuant to, and in accordance with, the CRC Contribution Agreement;

     WHEREAS, following the contribution to the JV of the ESNI Contributed Assets by ESNI and of the CRC Contributed Assets by CRC, ESNI will hold fifty-one percent (51%) and CRC will hold forty-nine percent (49%) of the outstanding membership interests of the JV;

     WHEREAS, in connection with the transactions contemplated hereby, as of this date, certain stockholders of ESNI are entering into the Voting Agreement; and

     WHEREAS, in connection with the transactions contemplated hereby, ESNI agrees to issue to CRC a warrant (the "Warrant") to acquire shares of ESNI's Common Stock equal to ten percent (10%) of the voting stock of ESNI (on a fully-diluted as-if-converted basis) as of the Closing Date;

     NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I

                       RULES OF CONSTRUCTION; DEFINITIONS

     1.1 Definitions. Unless otherwise provided herein, the following terms used in this Agreement shall have the meanings set forth below:

          "AFFILIATE" shall mean, with respect to any specified Person, a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person, and also includes any stockholder, member, officer, director or manager of such specified Person.

          "AGREEMENT" shall mean this Agreement, including the Schedules and Exhibits hereto, as the same may be amended from time to time.

          "ASSUMED LIABILITIES" shall have the meaning set forth in Section 2.3(a).

          "BOOKS AND RECORDS" shall have the meaning set forth in Section
     2.1(f).

          "BRIDGE LOAN" shall have the meaning set forth in Section 2.5.

          "BUSINESS COMBINATION" shall have the meaning set forth in Section
     9.1.

          "BUSINESS DAY" means a day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law, executive order or governmental decree to be closed.

          "CLOSING" shall have the meaning set forth in Section 7.1.

          "CLOSING DATE" shall have the meaning set forth in Section 7.1.

          "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          "COMMON STOCK" shall mean ESNI's common stock, par value $0.01 per share.

          "COMPETING BUSINESS" shall have the meaning set forth in Section
     6.1(h).

          "CONFIDENTIALITY AGREEMENT" shall have the meaning set forth in
     Section 10.2.

          "CONSIDERATION" shall have the meaning set forth in Section 3.1(a).

          "CONTRACTS" shall have the meaning set forth in Section 2.1(a).

          "CONTRIBUTION" shall have the meaning set forth in Section 2.1.

          "CRC" shall mean CRC, Inc., a New York corporation.

          "CRC CONTRIBUTED ASSETS" shall have the meaning set forth in Section 3.1(b)(i).

          "CRC CONTRIBUTION AGREEMENT" shall mean the Contribution Agreement by and between the JV and CRC, in the form attached hereto as Exhibit A.

          "CRC INDEMNIFIED PARTIES" shall have the meaning set forth in Section 8.2(a).

          "CREDIT FACILITY" shall have the meaning set forth in Section 6.2(j).

          "DAMAGES" shall have the meaning set forth in Section 8.2(a).

          "EFFECTIVE DATE" shall have the meaning set forth in the preamble of this Agreement.

          "ENCUMBRANCES" shall mean, with respect to any property, any mortgage, lien, pledge, assignment, charge, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment or other encumbrance of any kind in respect of such property in favor of any Person, other than Permitted Liens.

          "ENVIRONMENTAL LAWS" shall mean the Resource Conservation Recovery Act, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act, the Toxic Substances Control Act, the Hazardous Material Transportation Act, the Clean Air Act, the Clean Water Act, and any other similar federal and state laws, as amended and currently in effect, together with all regulations issued or promulgated thereunder, and all other Laws relating to pollution, Hazardous Substances, the protection of the environment or the health and safety of workers or the general public as currently in effect.

          "EQUIPMENT" shall have the meaning set forth in Section 2.1(c).

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, together with all regulations issued or promulgated thereunder.

          "ESNI" shall mean E-Sync Networks, Inc., a Delaware corporation.

          "ESNI CONTRIBUTED ASSETS" shall have the meaning set forth in Section 2.1.

          "ESNI DISCLOSURE SCHEDULE" shall have the meaning set forth in Section 4.1.

          "ESNI INDEMNIFIED PARTIES" shall have the meaning set forth in Section 8.2(b).

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "EXCLUDED ASSETS" shall have the meaning set forth in Section 2.2.

          "EXCLUDED LIABILITIES" shall have the meaning set forth in Section 2.3(b).

          "EXTENDED INSTALLMENT AMOUNT" shall mean an advance and loan which CRC may, after the Closing Date, make to ESNI in the principal amount equal to $1,500,000 less the outstanding amount of the Good Faith Loan and, if made, the outstanding amount of the Bridge Loan, subject to the reductions and adjustments as provided in the Extended Installment Note.

          "EXTENDED INSTALLMENT NOTE" shall have the meaning set forth in
     Section 3.1(b)(iii).

          "FIRST INSTALLMENT AMOUNT" shall mean an advance and loan provided by CRC on the Closing Date to ESNI in the principal amount of $500,000, as evidenced by the First Installment Note.

          "FIRST INSTALLMENT NOTE" shall have the meaning set forth in Section 3.1(b)(ii).

          "GAAP" shall mean U.S. generally accepted accounting principles, consistently applied.

          "GOOD FAITH LOAN" shall mean the advance and loan provided by CRC on June 14, 2001 to ESNI in the principal amount of $250,000, as evidenced by that certain Secured Promissory Note dated June 14, 2001 issued by ESNI to CRC.

          "GOVERNMENTAL AUTHORITY" shall mean any public body, governmental, administrative or regulatory authority, agency, instrumentality or commission, including courts of competent jurisdiction and arbitral tribunals, whether federal, state, local or foreign.

          "HAZARDOUS SUBSTANCE" shall mean any hazardous substance, hazardous or toxic waste, hazardous material, pollutant or contaminant, as those or similar terms are used in the Environmental Laws, and includes friable asbestos, asbestos-related products, chlorofluorocarbons, oils, petroleum-derived compounds, polychlorinated biphenyls, pesticides, and radon.

          "INDEMNIFIED PARTY" shall have the meaning set forth in Section 8.3.

          "INDEMNIFYING PARTY" shall have the meaning set forth in Section 8.3.

          "INSURANCE POLICIES" shall have the meaning set forth in Section 4.15.

          "INTELLECTUAL PROPERTY" shall have the meaning set forth in Section 2.1(d).

          "JV" shall mean E-Sync Networks, LLC, a Delaware limited liability company.

          "KEY EMPLOYEES" shall mean those key personnel of ESNI whose activities are primarily related to the ESNI Contributed Assets as set forth in Schedule 1.1.

          "LAWS" shall mean any statutes, ordinances, rules, regulations, orders or other laws of any Governmental Authority.

          "LEASED REAL PROPERTY" shall have the meaning set forth in Section 2.1(b).

          "MANAGEMENT SERVICES AGREEMENT" shall mean the Management Services Agreement by and between the JV and CRC Management Services, Inc., a New York corporation and an Affiliate of CRC, substantially in the form attached hereto as Exhibit B, as the same may be amended from time to time.

          "MATERIAL ADVERSE EFFECT" shall mean, with respect to any party hereto, any action, event or occurrence which has or could have a material adverse effect on the business, assets, operations, prospects, financial condition or results of operations of such party or its respective subsidiaries taken as a whole; provided, however, that none of the following shall be deemed, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Material Adverse Effect with respect to ESNI: (i) any change in the market price or trading volume of ESNI's common stock; (ii) any adverse change, event or effect attributable or relating to the payment of (1) out-of-pocket fees and expenses (including legal, accounting and investment banking fees and expenses) incurred in connection with the transaction contemplated by this Agreement or (2) any amounts due to, or the provision of any other benefits to, any officers or employees pursuant to employment contracts, non-competition agreements, employee benefit plans, severance arrangements or other arrangements in existence as of the date hereof and set forth in the ESNI Disclosure Schedule; (iii) any adverse change, event or effect directly attributable to ESNI's compliance with the terms of, or the taking by ESNI of any action required by, this Agreement or the taking of any action consented to by CRC where the possibility of a resulting Material Adverse Effect was disclosed to CRC by ESNI in writing prior to receipt of such consent; (iv) any adverse change, event or effect attributable or relating to any change in GAAP or any change in applicable laws, rules or regulations or the interpretations thereof; or (v) the ESNI common stock being delisted from trading on The Nasdaq SmallCap Market.

          "MATERIAL PERMITS" shall have the meaning set forth in Section 4.13.

          "OPERATING AGREEMENT" shall mean the Operating Agreement of the JV, substantially in the form attached hereto as Exhibit C, as the same may be amended from time to time.

          "ORDERS" shall mean any orders, writs, injunctions, judgments, decrees or awards of any Governmental Authority.

          "PERMITS" shall have the meaning set forth in Section 4.12.

          "PERMITTED LIENS" shall mean (i) any security interest or other liens in favor of CRC, (ii) purchase money security interests and/or capital leases that have been entered into by ESNI prior to the date hereof and that are listed on Section 4.4 of the ESNI Disclosure Schedule, (iii) purchase money security interests and/or capital leases that are entered into by ESNI after the date hereof and that do not, at any time, secure obligations in an aggregate amount of in excess of twenty-five thousand dollars ($25,000), (iv) liens imposed for taxes not yet due and payable,
     (v) carriers', warehousemen's, mechanics', materialmen's, repairmen's and similar liens imposed by law and arising in the ordinary course of ESNI's business, (vi) pledges and deposits made by ESNI in the ordinary course of its business in compliance with worker's compensation, unemployment insurance and social security laws or regulations or similar laws or regulations, (vii) deposits to secure performance of bids, trade and other contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of similar nature, and to secure letters of credit in respect of any of the foregoing, in each instance made by ESNI in the ordinary course of its business, (viii) easements, zoning restrictions, rights-of-way and similar encumbrances on real property that have been imposed by law or have arisen in the ordinary course of ESNI's business, that do not secure any monetary obligations and that do not materially detract from the value of the affected property or interfere with its use or the conduct of ESNI's business, (ix) licenses and sublicenses granted by ESNI in the ordinary course of its business and (x) precautionary filings by the holder of operating leases entered into by ESNI in the ordinary course of its business.

          "PERSON" shall mean any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union or other entity or governmental body.

          "PLAN" shall have the meaning set forth in Section 4.10(c).

          "PROMISSORY NOTES" shall have the meaning set forth in Section 3.1(b)(iii).

          "PROPERTY LEASE" shall have the meaning set forth in Section 4.8(a).

          "PROXY STATEMENT" means that certain proxy statement with respect to the transactions contemplated hereby and other matters prepared by ESNI, filed with the SEC and mailed to the stockholders of ESNI in compliance with Section 14(a) of the Exchange Act and Rule 14a-3 promulgated thereunder.

          "RECURRING REVENUES" shall mean revenues which are reasonably and in good faith anticipated to be generated without material reduction during the next three (3) years, excluding revenues from the sale or resale of packaged software or hardware products.

          "REGISTRATION RIGHTS AGREEMENT" shall mean the Registration Rights Agreement by and between ESNI and CRC, substantially in the form attached hereto as Exhibit D, as the same may be amended from time to time.

          "SEC" shall mean the U.S. Securities and Exchange Commission.

          "SEC DOCUMENTS" shall have the meaning set forth in Section 4.20.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

          "SECURITY AGREEMENT" shall mean the Amended and Restated Pledge and Security Agreement by ESNI in favor of CRC, dated the date hereof, attached hereto as Exhibit E, as the same may be amended from time to time.

          "SURVIVAL PERIOD" shall mean the fifteen month period commencing as of the Closing Date.

          "TRANSACTION DOCUMENTS" shall mean, collectively, the following agreements and the agreements and documents executed and delivered pursuant thereto:

             (b) this Agreement;

             (c) Operating Agreement;

             (d) Management Services Agreement;

             (e) First Installment Note;

             (f) Extended Installment Note, if applicable;

             (g) Security Agreement;

             (h) Warrant;

             (i) Registration Rights Agreement; and

             (j) CRC Contribution Agreement.

          "VOTING AGREEMENT" shall mean the Voting Agreement by and among CRC and the stockholders of ESNI party thereto, substantially in the form attached hereto as Exhibit F, as the same may be amended from time to time.

          "WARRANT" shall have the meaning set forth in the Recitals.

          "WARRANTIES" shall have the meaning set forth in Section 2.1(e).

          "2001 BALANCE SHEET" shall have the meaning set forth in Section 4.21.

     10.1 Interpretation. The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to an Article, Section, Schedule or Exhibit, such reference shall be to an Article or Section of or Schedule or Exhibit to this Agreement unless otherwise indicated. Where the reference "hereof," "hereby" or "herein" appears in this Agreement, such reference shall be deemed to be a reference to this Agreement as a whole. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Words denoting the singular include the plural, and vice versa, and references to it or its or words denoting any gender shall include all genders. References to "$" or "dollars" mean U.S. dollars unless otherwise specified.

                                   ARTICLE XI

                         CONTRIBUTION OF ESNI'S ASSETS

     11.1 Contribution of the ESNI Contributed Assets. Subject to the terms and conditions set forth herein, on the Closing Date, ESNI shall contribute, assign, transfer, convey and deliver to the JV and the JV shall assume, receive and accept from ESNI (the "Contribution") all of ESNI's right, title and interest in and to all of ESNI's business and assets, exclusive of the Excluded Assets described in detail in Section 2.2 below, free and clear of any Encumbrances, except as specifically set forth on Section 4.4 of the ESNI Disclosure

Schedule (such business and assets, exclusive of the Excluded Assets, the "ESNI Contributed Assets"). At the Closing, ESNI shall execute and deliver to the JV such other instruments as are necessary to consummate the Contribution. Without limiting the foregoing, the ESNI Contributed Assets include:

          (a) Contracts; Agreements; Licenses; Prospect Lists. All of ESNI's right, title and interest in and to all of the executory contracts, agreements, licenses and prospect lists necessary and appropriate for the continued operation of the ESNI Contributed Assets, including those set forth on Schedule 2.1(a) (the "Contracts");

          (b) Leased Real Property. All right, title and interest of ESNI, as lessee, in that certain lease of real property described on Schedule 2.1(b) (the "Leased Real Property");

          (c) Equipment. All shelving, furniture and fixtures, office equipment, computers and other computer related hardware and equipment, tools, maintenance and repair equipment, parts, accessories, miscellaneous inventories and other items of tangible personal property, whether on or off the books of ESNI, owned by, leased to or otherwise used or usable by or necessary to ESNI in connection with the ESNI Contributed Assets, except those specified on Schedule 2.1(c) (the "Equipment");

          (d) Intellectual Property. All of ESNI's right, title and interest in and to the intellectual property listed on Schedule 2.1(d), including all right, title and interest in and to the "E-SYNC NETWORKS" name and the words constituting such name (the "Intellectual Property");

          (e) Warranties, Etc. All of ESNI's rights under manufacturers' and vendors' warranties, and all similar rights against third parties, relating to items included in the ESNI Contributed Assets, to the full extent such rights are transferable (the "Warranties"); and

          (f) Books and Records. Originals or, where not available, copies, of all books, records, operating data, manuals, customer records and other materials, which relate to, are a part of or are necessary for, the operation of the ESNI Contributed Assets, except to the extent solely relating to or to the extent the same constitute(s) the Excluded Assets or the Excluded Liabilities (the "Books and Records").

     11.2 Excluded Assets. The ESNI Contributed Assets shall not include such business and assets of ESNI as are specifically listed on Schedule 2.2 (the "Excluded Assets").

     11.3 Assumption of Liabilities. The JV shall assume and accept the Assumed Liabilities as follows:

          (a) At the Closing and except as otherwise provided in Section 2.3(b), the JV shall assume and agree to pay, discharge or perform, as appropriate, those liabilities and obligations of ESNI specifically listed on Schedule 2.3(a) (the "Assumed Liabilities").

          (b) The parties acknowledge that CRC shall not be the successor to ESNI with respect to, and the JV does not assume and shall not be liable to pay, perform or discharge, any of the debts, liabilities or obligations of ESNI, known or unknown, contingent or liquidated or otherwise, including expenses of ESNI, not specifically listed on Schedule 2.3(a) (the "Excluded Liabilities").

     11.4 Apportionment with respect to Contracts.  ESNI and the JV agree that
(a) ESNI is entitled to all revenues derived from the Contracts and is responsible for all of the expenses incurred in connection with the Contracts, attributable to the period ending with the day immediately preceding the Closing Date, whether such revenues are received or such expenses are paid before or after the Closing Date, and (b) the JV is entitled to all of the revenues derived from the Contracts and is responsible for all of the expenses incurred in connection with the Contracts, attributable to the period beginning with the Closing Date; provided, however, that nothing in this Section 2.4 shall be read to make ESNI responsible from and after the Closing Date for the Assumed Liabilities, which Assumed Liabilities shall become the sole liability of the JV on and after the Closing Date. Accordingly, revenues and expenses relating to the Contracts shall be apportioned between ESNI and the JV as of the Closing Date. ESNI and the JV shall cooperate reasonably and in good faith to agree mutually to a final proration schedule as promptly as practicable. Adjustments required as a result of such schedule as to which the parties have agreed shall be made by prompt payment from ESNI to the JV or by the JV to ESNI, as the case may be.

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     11.5 Bridge Loan.  Following the Effective Date, CRC may, at its sole discretion, from time to time advance additional loan to ESNI, on terms and conditions mutually acceptable to CRC and ESNI, to fund ongoing operations of ESNI from the Effective Date until the Closing Date (such additional loan, the "Bridge Loan").

                                  ARTICLE XII

                         CONSIDERATION FOR CONTRIBUTION

     12.1 Consideration.

     (a) In consideration for the Contribution by ESNI to the JV of the ESNI Contributed Assets (the "Consideration"), the JV shall, contemporaneously with the Contribution: (i) issue a fifty-one percent (51%) membership interest in the JV to ESNI pursuant to, and in accordance with, the Operating Agreement and (ii) assume all of the Assumed Liabilities.

     (b) In order to induce ESNI to enter into this Agreement and the other Transaction Documents to which it is a party, CRC hereby agrees to:

          (i) concurrently with the Closing, in accordance with the terms of the CRC Contribution Agreement, contribute to the JV the accounts and/or contracts set forth on Schedule 3.1(b) (the "CRC Contributed Assets"), which accounts and/or contracts provide network management services or other professional services Recurring Revenues equal to the Recurring Revenues generated by the ESNI Contributed Assets, determined on an annualized basis based upon three (3) full calendar months immediately preceding the date hereof in accordance with the provisions of Section 3.2, in exchange for a forty-nine percent (49%) membership interest in the JV pursuant to, and in accordance with, the Operating Agreement;

          (ii) advance and loan to ESNI the First Installment Amount pursuant to, and in accordance with, the terms and conditions contained in the promissory note to be made by ESNI, substantially in the form attached hereto as Exhibit G (the "First Installment Note"); and

          (iii) commit to advance and loan to ESNI the Extended Installment Amount pursuant to, and in accordance with, the terms and conditions contained in the promissory note to be made by ESNI, substantially in the form attached hereto as Exhibit H (the "Extended Installment Note," and together with the First Installment Note, the "Promissory Notes").

     (c) For tax and accounting purposes, the parties hereto hereby agree that the First Installment Amount shall be treated as a purchase of the Warrant and a purchase of the First Installment Note with the allocation thereto to be provided by ESNI as promptly as practicable after the Closing Date in accordance with GAAP.

     12.2 Calculation of Recurring Revenues. No later than ten (10) Business Days following the date hereof, each of ESNI and CRC shall each independently calculate and present to the other party the amount of the Recurring Revenues for the immediately prior three (3) full calendar months generated by the ESNI Contributed Assets and the proposed CRC Contributed Assets, respectively. In the event that either party disputes the calculation of the other, such party will have the right to inspect such other party's books and records and to contact and ask questions of such other party's officers and independent accountants. If such inspection and inquisition does not resolve such dispute, then the arbitration provisions of this Agreement shall govern the resolution of such dispute. In the event that it is determined that the Recurring Revenues of the ESNI Contributed Assets exceeds or is less than the Recurring Revenues of the proposed CRC Contributed Assets, CRC will increase the proposed CRC Contributed Assets to cover such shortfall or reduce the proposed CRC Contributed Assets to cover such overage.

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                                  ARTICLE XIII

                     REPRESENTATIONS AND WARRANTIES OF ESNI

     ESNI hereby represents and warrants to the JV and CRC as follows:

     13.1 Organization; Standing; Qualification. ESNI is a corporation duly incorporated, validly existing and, except as set forth on Section 4.1 of the written disclosure schedule delivered by ESNI to the JV and CRC on the date hereof (the "ESNI Disclosure Schedule"), in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own its properties and assets and to carry on its business in the manner now conducted and as proposed to be conducted. ESNI is duly qualified to transact business and is in good standing as a foreign corporation in the jurisdictions listed on Section 4.1 of the ESNI Disclosure Schedule, which are the only jurisdictions in which the character of any property owned or the nature of any business transacted by ESNI makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect.

     13.2 Authority Relative to this Agreement. ESNI has full corporate power and authority to execute and deliver this Agreement and, when executed and delivered, any other Transaction Document to which it may be a party, and the documents and instruments to be executed and delivered by it pursuant hereto and thereto and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the documents and instruments to be executed and delivered by ESNI pursuant hereto and the consummation of the transactions contemplated hereby and thereby have been, and, when executed and delivered, all other Transaction Documents to which ESNI may be a party and the consummation of the transactions contemplated thereby will have been, duly and validly authorized by ESNI's Board of Directors, do not require any further corporate proceedings on the part of ESNI, except for the approval thereof by the stockholders of ESNI in accordance with Delaware law and ESNI's certificate of incorporation, and do not and will not violate or conflict with the certificate of incorporation, by-laws or other charter documents applicable to ESNI. This Agreement and the documents and instruments to be executed and delivered by ESNI pursuant hereto have been, and, when executed and delivered, all other Transaction Documents to which ESNI may be a party will be, duly and validly executed and delivered by ESNI and this Agreement and the documents and instruments to be executed and delivered by it pursuant hereto constitute, and, when executed and delivered, all other Transaction Documents to which ESNI may be a party will constitute, valid and binding agreements of ESNI, enforceable against ESNI in accordance with their terms, except to the extent to which such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability. ESNI has provided access to CRC on or prior to the date hereof to review accurate and complete copies of all of its books and records, minutes of meetings, consents, resolutions and other documentation related to corporate governance, other than (i) minutes or resolutions relating to meetings of the compensation committee of ESNI's Board of Directors, (ii) materials distributed to members of the Board of Directors and/or (iii) minutes of meetings of the Board of Directors not approved by the Board of Directors. There are no material corporate actions that have been taken by ESNI that are not reflected in such documentation.

     13.3 Consents and Approvals; No Violations. The execution and delivery by ESNI of this Agreement and the consummation of the transactions contemplated hereby and thereby, and, when executed and delivered, all other Transaction Documents to which ESNI is a party and the consummation of the transactions contemplated thereby, either individually or in the aggregate, do not and will not (i) except as set forth on Section 4.3 of the ESNI Disclosure Schedule, require any consent, waiver, approval, authorization or permit of, or filing with or notification to, any Governmental Authority or any third Person, other the filing and mailing of the Proxy Statement in compliance with Section 14(a) of the Exchange Act and Rule 14a-3 promulgated thereunder and the approval thereof of ESNI's stockholders in accordance with Delaware law and ESNI's certificate of incorporation, (ii) except as set forth on Section 4.3 of the ESNI Disclosure Schedule, result in a material violation or breach of, or constitute (with or without due notice or lapse of time or both) a default or give rise to any right of termination, amendment, acceleration, cancellation, suspension, material impairment, forfeiture or nonrenewal under, any of the material terms, conditions or provisions of any of the Contracts, or any other material agreement, instrument or obligation by which ESNI or any of the ESNI Contributed Assets may be bound or affected or result in the imposition of any material Encumbrance on the ESNI Contributed Assets, or (iii) assuming ESNI complies with Section 6.1(c) hereof, result in a violation of any material Law or any Order of any Governmental Authority applicable to ESNI or by which ESNI or any of the ESNI Contributed Assets is bound.

     13.4 Ownership and Use of ESNI Contributed Assets.  Except as disclosed in
Section 4.4 of the ESNI Disclosure Schedule, ESNI has, and at the Closing shall transfer to the JV, good and marketable title to all of the ESNI Contributed Assets, free and clear of all Encumbrances. Section 4.4 of the ESNI Disclosure Schedule sets forth all Permitted Liens outstanding to the knowledge of ESNI after due inquiry and investigation.

     13.5 Intellectual Property.  Except, in each case, as disclosed in Section
4.5 of the ESNI Disclosure Schedule:

          (a) ESNI owns, or has the right to use, sell or license all of the Intellectual Property constituting part of the ESNI Contributed Assets;

          (b) the execution, delivery and performance of this Agreement and, when executed and delivered, all other Transaction Documents to which ESNI may be a party and the consummation of the transactions contemplated hereby and thereby will not constitute a breach of any instrument or agreement governing any of the Intellectual Property and will not cause the forfeiture or termination or give rise to a right of forfeiture or termination of any right with respect to the Intellectual Property or impair the right of ESNI or, after the Closing, the JV to use, sell or license the Intellectual Property or any portion thereof;

          (c) there are no royalties, fees or other payments payable by ESNI to any Person with respect to the Intellectual Property;

          (d) the conduct of ESNI's business, as presently conducted, does not and will not violate any license or agreement between ESNI and any third Person or infringe any intellectual property rights of any other party, and there is no pending or, to the knowledge of ESNI, threatened claim or litigation contesting the validity, ownership or right of ESNI to use, sell, license or dispose of the Intellectual Property nor, to the knowledge of ESNI, is there any basis for any such claim, nor has ESNI received any notice asserting that any Intellectual Property or the proposed use, sale, license or disposition thereof conflicts or will conflict with the rights of any other party, nor, to the knowledge of ESNI, is there any basis for any such assertion;

          (e) ESNI has taken reasonable and practical steps designed to safeguard and maintain the secrecy and confidentiality of, and its proprietary rights in, all intellectual property rights which are part of or related to the ESNI Contributed Assets. Since January 1, 2000, all consultants of ESNI who have created intellectual property rights which are part of or related to the ESNI Contributed Assets have executed and delivered to ESNI agreements assigning to ESNI all intellectual property rights arising from their services and such intellectual property rights are works made for hire and ESNI is the author and owner of all such rights under the Copyright Act of 1976, as amended, and the rules and regulations promulgated thereunder. No current or prior officers, employees or consultants of ESNI claim or have a right to claim an ownership interest in any intellectual property rights as a result of having been involved in the development or licensing of such property while employed by or consulting to ESNI, or otherwise;

          (f) Section 4.5 of the ESNI Disclosure Schedule sets forth a list of all applications, registrations, filings and other formal actions made or taken pursuant to federal, state and foreign laws by ESNI to perfect or protect its interests in intellectual property rights which are part of or used in connection with the ESNI Contributed Assets, including, all patents, patent applications, trademarks and service marks, trademark and service mark applications, copyrights and copyright applications; and

          (g) Section 4.5 of the ESNI Disclosure Schedule lists and briefly describes the material terms of all intellectual property licenses held by ESNI which are part of or related to the ESNI Contributed Assets;

     all such licenses are valid, enforceable and in full force and effect, and will continue to be so in all material respects on identical terms immediately following the Closing, except as disclosed in Section 4.5 of the ESNI Disclosure Schedule or as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

     13.6 Contracts. True, correct and complete copies or access thereto of all written Contracts listed on Schedule 2.1(a) have been provided to CRC prior to the date hereof. Each of the Contracts is legal, valid and in full force and effect and is valid, binding and enforceable by ESNI in accordance with its terms (except as enforceability may be limited by bankruptcy and other laws affecting creditors' rights generally). Except as set forth in Section 4.6 of the ESNI Disclosure Schedule, ESNI is not in default under nor has it breached any of the Contracts, and no act or omission by ESNI has occurred which, with notice or lapse of time or both, would constitute a breach or default under any term or provision of any Contract. To the knowledge of ESNI, no other party is in breach or default under any of the Contracts, and no act or omission has occurred by any other party thereto which, with notice or lapse of time or both, would constitute such a breach or default under any term or provision thereof. Except as set forth in Section 4.6 of the ESNI Disclosure Schedule, there are no disputes with respect to any Contract. Except as set forth in Section 4.6 of the ESNI Disclosure Schedule, the continuation and validity of the Contracts will in no way be affected by the transfer of the Contracts under this Agreement or the transactions contemplated by this Agreement and, when executed and delivered, by the other Transaction Documents and no consent from any third Person is required for the transfer and assignment of the Contracts to the JV pursuant to this Agreement. Except as set forth in Section 4.6 of the ESNI Disclosure Schedule, no party to any Contract has given notice of its intent to terminate, or not renew, its relationship with ESNI and no such party has otherwise changed significantly its relationship, or the terms upon which it conducts business with ESNI, or notified ESNI that it intends to do so, whether in connection with the transactions contemplated by this Agreement or otherwise.

     13.7 Equipment. The Equipment is suitable for the purpose(s) for which it is used and is in good working order and condition and has been maintained in accordance with good workmanlike practices.

     13.8 Real Property.

     (a) Leased Real Property. Except for the Leased Real Property, ESNI is not a lessor or lessee of any real property. ESNI has delivered to CRC a true and complete copy of the lease (the "Property Lease") with respect to the Leased Real Property pursuant to which ESNI is the lessee of such property. The Property Lease is in full force and effect and has not been assigned, modified, supplemented or amended, and constitutes the entire agreement between the parties thereto with respect to the subject matter thereof. Neither ESNI nor the lessor under the Property Lease is in material default thereunder nor, to the best knowledge of ESNI, is there any fact or state of facts with respect to the Property Lease which, upon notice or the passage of time or both would give rise to a default thereunder. Except as set forth in Section 4.8(a) of the ESNI Disclosure Schedule, the continuation and validity of the Property Lease will in no way be affected by the transfer and assignment of the Property Lease under this Agreement or the transactions contemplated by this Agreement and, when executed and delivered, the other Transaction Documents and no consent from any third Person is required for the transfer and assignment of the Property Lease to CRC in accordance with the terms of this Agreement.

     (b) Use of Property. The current uses of existing structures located on the Leased Real Property are in compliance with all applicable zoning and other land use requirements including building codes. To the knowledge of ESNI, no Laws prohibit or interfere with the current use of the Leased Real Property by ESNI. ESNI, to the extent required by any Law, is in possession of all certificates of occupancy with respect to all of the Leased Real Property issued by the appropriate municipal authorities.

     (c) Eminent Domain. ESNI has not received any notice with respect to the exercise of the power of eminent domain, any condemnation or taking as to all or any portion of the Leased Real Property. No Governmental Authority having the power of eminent domain over all or any part of the Leased Real Property

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

has commenced or, to the best knowledge of ESNI, intends to exercise the power of eminent domain or a similar power with respect to all or any part of the Leased Real Property.

     13.9 Subsidiaries. Except as set forth in Section 4.9 of the ESNI Disclosure Schedule or as contemplated hereby, ESNI does not directly or indirectly, and the ESNI Contributed Assets does not include, any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any corporation, limited liability company, partnership, joint venture or other business association or entity.

     13.10 Employees.

     (a) Listed on Section 4.10(a) of the ESNI Disclosure Schedule is a true and complete list of the names and current rates of compensation (whether in the form of salary, bonuses, commissions or other supplemental compensation now or hereafter payable) of ESNI's employees. Except as set forth on Section 4.10(a) of the ESNI Disclosure Schedule, since March 31, 2001, ESNI has not promised or agreed to give any of its employees a pay raise or any additional compensation, whether in the form of salary, bonus, commissions, severance, benefits or any other form of compensation.

     (b) Except as set forth on Section 4.10(b) of the ESNI Disclosure Schedule, ESNI is not a party to or bound by (i) any collective bargaining agreement or contract with any labor union relating to any of its employees, (ii) any employment, termination or severance agreement, (iii) any agreement with any of its employees (A) the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving ESNI of the nature of any of the transactions contemplated by this Agreement, (B) providing any term of employment or compensation guarantee extending for a period of one year or longer or (C) providing severance benefits or other benefits after the termination of employment of such individual, (iv) any agreement, plan or arrangement under which any Person may receive payments that may be subject to the tax imposed by Section 4999 of the Code or included in the determination of such Person's "parachute payment" under Section 280G of the Code, or (v) any agreement or plan, including any stock option plan or stock purchase plan, any of the benefits of which will be increased, or the vesting or other realization of the benefits of which will be accelerated, by the occurrence of the transactions contemplated by this Agreement and, when executed and delivered, the other Transaction Documents or the value of any of the benefits of which will be calculated on the basis of the transactions contemplated by this Agreement and, when executed and delivered, the other Transaction Documents.

     (c) Section 4.10(a) of the ESNI Disclosure Schedule sets forth each employee benefit plan as defined in Section 3(3) of ERISA and each other plan, policy, program, practice, agreement, understanding or arrangement providing compensation or other benefits to any employee, or independent contractor of ESNI (or to any dependent or beneficiary thereof) which ESNI maintains (each, a "Plan"). No Plan is or was subject to Title IV of ERISA. With respect to each Plan, ESNI has provided to CRC a correct and complete copy (or to the extent no such copy exists, an accurate description thereof) of (i) the plan document and summary plan description and (ii) any material communications to employees.

     (d) To the knowledge of ESNI after due inquiry and investigation, each Plan is and has been maintained in form and operation in all material respects in compliance with its terms and all applicable Laws.

     (e) As of the date hereof, no Plan is providing any individual with benefits pursuant to the health care continuation coverage requirements of the Consolidated Omnibus Budget Reconciliation Act of 1985, and no individual is currently eligible to elect such coverage under any Plan.

     (f) There is no announced plan or commitment (whether or not legally binding) to create any additional Plan or to amend, modify or terminate any existing Plan.

     13.11 Compliance with Laws. Except as set forth on Section 4.11 of the ESNI Disclosure Schedule, ESNI has in all material respects complied with and is in compliance with, ESNI has not received notice of any violation of, and ESNI is not aware of any investigation related to, any and all Laws and Orders applicable to ESNI, its business or the ownership of its assets.

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     13.12 Environmental Protection.  ESNI has obtained all licenses, certificates, permits, franchises, registrations and authorizations of any Governmental Authority (collectively "Permits") which are required under Environmental Laws. ESNI is in material compliance with all terms and conditions of the required Permits, and is also in material compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in those Environmental Laws or contained in any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder. ESNI is not aware of, nor has received written notice of, any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans which may materially interfere with or prevent continued compliance, or which may give rise to any material common law claim or other legal liability, or otherwise form the basis of any material claim, action, suit, proceeding, hearing or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, release or threatened release into the environment, of any Hazardous Substance. Without limiting the generality of the foregoing, with respect to the Leased Real Property, except as set forth on Section 4.12 of the ESNI Disclosure Schedule: (i) ESNI has not nor, to the best knowledge of ESNI, have any owners or prior operators of such premises, at any time used such premises for the generation, storage, transportation, treatment, disposal or handling of hazardous materials or substances, nor caused or suffered any spill, discharge, release or contamination of or by Hazardous Substances at, on or under such premises or any adjacent premises; (ii) there are not now any underground storage tanks located at, on or under such premises, nor has ESNI removed any such tanks at, on or under such premises, nor, to the best knowledge of ESNI, have there ever been such tanks at, on or under such premises; and
(iii) to the best knowledge of ESNI, the premises covered by the Property Lease do not contain any asbestos-containing materials.

     13.13 Permits. Listed on Section 4.13 of the ESNI Disclosure Schedule is a true and complete list of all Permits held by ESNI which are related to the operation or ownership of the ESNI Contributed Assets (the "Material Permits"), and all applications for any such Material Permits which are pending. Except as disclosed on Section 4.13 of the ESNI Disclosure Schedule, (i) each of the Material Permits is transferable to CRC without the consent, waiver, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, (ii) ESNI has obtained and maintains all Material Permits and all Material Permits are in full force and effect and (iii) there is no action or proceeding which might result in a termination, suspension, limitation, revocation, impairment, forfeiture or nonrenewal of any such Material Permit nor, to the best knowledge of ESNI, is there any fact or state of facts existing which might result in, nor is there any basis for, any such termination, suspension, limitation, revocation, impairment, forfeiture or nonrenewal.

     13.14 Compliance with Other Instruments. ESNI is not in violation or default in any respect of any provision of its certificate of incorporation or by-laws or, except as set forth in Section 4.14 of the ESNI Disclosure Schedule, in any material violation or default of any mortgage or indenture or any material agreement, instrument or contract to which it is a party or by which it or any of the ESNI Contributed Assets is bound or affected or of any Order applicable to ESNI or any of the ESNI Contributed Assets.

     13.15 Insurance. All property and liability insurance coverage presently in effect and relating to the ESNI Contributed Assets is listed on Section 4.15 of the ESNI Disclosure Schedule ("Insurance Policies"). There are no pending or, to the best knowledge of ESNI, threatened disputes with underwriters under any such Insurance Policies, and all premiums due and payable thereunder have been paid. Each Insurance Policy is valid and enforceable in accordance with its terms and in full force and effect. ESNI has not received notice of any default, cancellation or nonrenewal under any such Insurance Policy, nor of any misrepresentation or inaccuracy in any application therefor, which default, misrepresentation or inaccuracy would give the insurer the right to terminate such Insurance Policy or to refuse to pay a claim thereunder. As of the date hereof, there is no outstanding unpaid claim or claims against ESNI under the Insurance Policies relating to the ESNI Contributed Assets. Section 4.15 of the ESNI Disclosure Schedule sets forth all claims related to the ESNI Contributed Assets and made by ESNI under any Insurance Policy during the two (2) years preceding the Closing.

     13.16 Litigation. Except as set forth on Section 4.16 of the ESNI Disclosure Schedule, no action, suit, arbitration, or other legal or administrative proceeding or investigation is pending or threatened before any
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Governmental Authority against or otherwise affecting ESNI or the ESNI
Contributed Assets. ESNI is not a party to, nor are the ESNI Contributed Assets subject to, any Order of any Governmental Authority. There is no action, suit, arbitration, or other proceeding by ESNI currently pending or that ESNI currently intends to initiate. Section 4.16 of the ESNI Disclosure Schedule sets forth a description of all legal proceedings in which ESNI has been a party within the two (2) years preceding the Closing.

     13.17 Financial Statements. Except as set forth on Section 4.17 of the ESNI Disclosure Schedule, each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the SEC Documents was prepared in accordance with GAAP throughout the periods involved (except as may be indicated in the notes thereto), and each fairly presents in all material respects, the consolidated financial position of ESNI as at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, except that for purposes of the foregoing representation, the unaudited financial statements presented in the SEC Documents (i) shall be read in conjunction with ESNI's consolidated financial statements (including the notes thereto) contained in ESNI's Annual Report on Form 10-K for the fiscal year end immediately preceding the date of such statement, and (ii) were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount.

     13.18 Events Subsequent to Latest Balance Sheet Date. Except as set forth on Schedule 4.18, since the Latest Balance Sheet Date (as defined below):

          (a) ESNI has not sold, leased, transferred, or assigned any of its assets, tangible or intangible;

          (b) No party (including ESNI) has accelerated, terminated, modified, or cancelled the Property Lease;

          (c) ESNI has not imposed any Encumbrance upon any of its assets, tangible or intangible;

          (d) ESNI has not granted any license or sublicense of any rights under or with respect to any Intellectual Property except in the ordinary course of its business;

          (e) ESNI has not experienced any material damage, destruction, or loss (whether or not covered by insurance) to its property other than normal wear and tear;

          (f) ESNI has not entered into any contract for the sale of the ESNI Contributed Assets or any part thereof, whether by merger, consolidation, exchange of capital stock or otherwise (other than with respect to this Agreement); and

          (g) ESNI has not committed to any of the foregoing.

     13.19 Bankruptcy. ESNI has not filed a petition for relief under the United States Bankruptcy Code or under any state insolvency statute.

     13.20 Commission Filings. Except as set forth on Section 4.20 of the ESNI Disclosure Schedule, ESNI has filed all reports, schedules, forms, statements and other documents (including all exhibits) required to be filed with the SEC since January 1, 1999 (the "SEC Documents"). Except as disclosed in Section 4.20 of ESNI Disclosure Schedule or the SEC Documents, such reports, schedules, forms, statements and other documents (i) were prepared in all material respects in accordance with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     13.21 No Undisclosed Liabilities. Except as set forth in Section 4.21 of the ESNI Disclosure Schedule or the SEC Documents, ESNI has no liabilities (absolute, accrued, contingent or otherwise), except liabilities (a) set forth in ESNI's unaudited balance sheet (including any related notes thereto) as of March 31, 2001 (the "Latest Balance Sheet Date"), included in ESNI's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2001 (the "2001 Balance Sheet"), (b) incurred since March 31, 2001 in the ordinary course of business, or (c) incurred in connection with this Agreement or the transactions contemplated hereby.

     13.22 Proxy Statement. The information supplied by ESNI for inclusion in the Proxy Statement to be sent to all of the stockholders of ESNI in connection with obtaining approval for the consummation of the transactions contemplated under this Agreement, will not, on the date the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to such stockholders contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made therein not false or misleading. If at any time prior to the Closing Date any event relating to ESNI or any of its respective Affiliates, officers or directors should be discovered by ESNI which should be set forth in a supplement to the Proxy Statement, ESNI shall promptly inform CRC. The Proxy Statement shall comply in all material respects with the requirements of the Exchange Act. Notwithstanding the foregoing, ESNI makes no representation or warranty with respect to any information supplied by CRC which is contained or incorporated by reference in, or furnished in connection with the preparation of, the Proxy Statement.

     13.23 Full Disclosure. All documents and other papers delivered by or on behalf of ESNI in connection with this Agreement and, when executed and delivered, all other Transaction Documents to which it may be a party, and the transactions contemplated hereby and thereby are true, complete and authentic. No representation, warranty or statement of ESNI made in this Agreement or, when executed and delivered, the other Transaction Documents to which it may be a party or the schedules or exhibits hereto or thereto or in any document, statement or certificate furnished to CRC pursuant to this Agreement and, when executed and delivered, the other Transaction Documents contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements made, in light of the circumstances under which they were made, not false or misleading.

     13.24 Schedules. All of the information contained on the ESNI Disclosure Schedule with respect to the ESNI Contributed Assets and the Assumed Liabilities is complete, accurate and correct in all material respects. Schedules 2.1(a),
(b), (c) and (d) set forth substantially all of ESNI's business and assets, exclusive of the Excluded Assets, and Schedule 2.2 and Schedule 2.3(a) sets forth completely and fully all of the Excluded Assets and the Assumed Liabilities, respectively.

                                  ARTICLE XIV

                  REPRESENTATIONS AND WARRANTIES OF CRC AND JV

     CRC and the JV each hereby represents and warrants severally, and not jointly, to ESNI as follows:

     14.1 Organization; Standing; Qualification. CRC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New York. The JV is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, and has all requisite limited liability company power and authority to assume, receive and accept the ESNI Contributed Assets and the CRC Contributed Assets. CRC is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the character of the property owned or the nature of the business transacted by it makes such qualification necessary, except where the failure to be so qualified would have a Material Adverse Effect.

     14.2 Authority Relative to this Agreement. Each of CRC and the JV has all requisite power and authority to execute and deliver this Agreement and, when executed and delivered, the other Transaction Documents to which each of them may be a party, and the documents and instruments to be executed and delivered by each of them pursuant hereto and thereto and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the documents and instruments to be executed and delivered by each of CRC and the JV pursuant hereto and the consummation of the transactions contemplated hereby and thereby have been, and, when executed and delivered, all other Transaction Documents to which each of them may be a party and the consummation of the transactions contemplated thereby will be, duly and validly authorized by each of CRC and the JV, as the case may be, do not require any further corporate or limited liability company proceedings on the part of each of CRC and the JV, as the case may be, and do not and will not violate or conflict with the certificate of incorporation or by-laws of CRC or the limited liability company agreement of the JV, as the case may be. This Agreement and the documents and instruments to be executed and delivered by each of CRC and the JV pursuant hereto have been, and, when executed and delivered, all other Transaction Documents to which each of them may be a party will be, duly and validly executed and delivered by each of CRC and the JV, as the case may be, and his Agreement and the documents and instruments to be executed and delivered by each of them pursuant hereto constitute, and, when executed and delivered, all other Transaction Documents to which each of them may be a party will constitute, valid and binding agreements of each of CRC and the JV, as the case may be, enforceable against each of them in accordance with their terms, except to the extent to which such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability.

     14.3 Consents and Approvals; No Violations. The execution and delivery by each of CRC and the JV of this Agreement and the consummation of the transactions contemplated hereby and thereby, and, when executed and delivered, all other Transaction Documents to which each of them may be a party and the consummation of the transactions contemplated thereby, either individually or in the aggregate, do not and will not (i) require any consent, waiver, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default or give rise to any right of termination, amendment, acceleration, cancellation, suspension, impairment, forfeiture or nonrenewal under, any of the terms, conditions or provisions of any agreement, instrument or obligation by which each of CRC and the JV, as the case may be, or any of their respective assets or properties is bound, or (iii) result in a violation of any Laws or any Order of any Governmental Authority applicable to each of CRC and the JV, as the case may be, or by which each of them is bound.

     14.4 Formation of JV. The JV was formed under the laws of the State of Delaware solely for the purpose of effecting the transactions contemplated by this Agreement and the other Transaction Documents. The JV has not conducted any operations, owned any assets or employed any employees and has no subsidiaries. Except as contemplated hereby, the JV is not a party to or bound by any written or oral contracts, commitments, leases or other agreements, including promissory notes, loan agreements and other evidences of indebtedness, guarantees or service agreements. Except for obligations provided in this Agreement and the other Transaction Documents, the JV has no indebtedness, obligation or liability (whether accrued, absolute, contingent, unliquidated or otherwise, known or unknown, whether due or to become due) arising out of transactions entered into at or prior to the Closing Date.

     14.5 Investment Representations. In order to induce ESNI to issue the Warrant to CRC, CRC hereby represents and warrants to ESNI as follows (as of the date hereof and as of the Closing Date):

          (a) Investment. CRC is acquiring the Warrant and the Promissory Notes and, upon the exercise of the Warrant, will be acquiring the shares of Common Stock into which the Warrant may be exercised, for its own account for investment only and not with a view to any distribution thereof within the meaning of the Securities Act in any transaction that would violate the registration requirements of the Securities Act or applicable state securities laws, without prejudice, however, to the right of CRC at all times to sell or otherwise dispose of the Warrant, the Promissory Notes or the shares of Common Stock into which the Warrant may be exercisable, as the case may be, under an effective registration statement or applicable exemption from registration under the Securities Act and any applicable state securities laws. CRC is an "accredited investor" as defined in Rule 501(a) under the Securities Act. CRC understands that the Warrant, the Promissory Notes and the shares of Common Stock into which the Warrant may be exercised have not been, and, except as provided in the Registration Rights Agreement, will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act. CRC further understands that there is no assurance that any exemption from the Securities Act will be available or, if available, that such exemption will allow CRC to dispose of or otherwise transfer any or all of the Warrant, the Promissory Notes or the Common Stock (after exercise), in the amounts or at the times CRC might propose.

          (b) Experience. CRC has reviewed the representations concerning ESNI contained in this Agreement carefully and has made detailed inquiry concerning ESNI, its business and its personnel; the officers of ESNI have made available to CRC any and all written information which CRC has requested and have answered to CRC's satisfaction all inquiries made by CRC; and CRC has sufficient knowledge and experience in finance and business that it is capable of evaluating the risks and merits of its investment in ESNI. CRC has had an opportunity to discuss ESNI's business, management and financial affairs with its management.

          (c) Rule 144. CRC is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including (except as otherwise provided in Rule 144(k)), among other things, the existence of a public market for the shares, the availability of certain current public information about ESNI, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations.

          (d) Domicile.  CRC's legal domicile is the State of New York.

                                   ARTICLE XV

                        COVENANTS; CONDITIONS TO CLOSING

     15.1 Covenants.

     (a) Proxy Statement. As promptly as practicable after the Effective Date, and no later than twenty (20) Business Days after the Effective Date, ESNI shall file the preliminary Proxy Statement with the SEC. As promptly as practicable thereafter, ESNI shall file with the SEC the definitive Proxy Statement and mail it to its stockholders. CRC shall provide ESNI with any information relating to CRC or the CRC Contributed Assets for inclusion in the Proxy Statement as required by the Exchange Act and the regulations promulgated thereunder.

     (b) Consents; Approvals; Filings. ESNI shall use its reasonable best efforts to obtain all consents (including, without limitation, all third Person consents), waivers, approvals, authorizations or orders (including all United States and non-United States governmental and regulatory rulings and approvals), and shall make all filings (including all filings with United States and non-United States Governmental Authority) required in connection with the authorization, execution and delivery of this Agreement by ESNI and the consummation of the transactions contemplated hereby. ESNI shall furnish all information required to be included in the Proxy Statement, or for any application or other filing to be made pursuant to the rules and regulations of any United States or non-United States Governmental Authority in connection with the transactions contemplated by, or in connection with, this Agreement. ESNI shall notify CRC promptly upon the receipt of any comments from the SEC or its staff or any other government officials in connection with any filing made pursuant hereto and of any request by the SEC or its staff or any other government officials for amendments or supplements to the Proxy Statement or any other filings or for additional information and will supply CRC with copies of all correspondence between ESNI or any of its representatives, on the one hand, and the SEC or its staff or any other government officials, on the other hand, with respect to the Proxy Statement or any other filing. ESNI shall cause all documents that it is responsible for filing with the SEC or other Governmental Authorities under this Agreement to comply in all material respects with all applicable requirements of Law and the rules and regulations promulgated thereunder. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statement or any other filing, ESNI will promptly inform CRC of such occurrence and cooperate in filing with the SEC or any other Government Authority, and furnishing to the stockholders of ESNI, such amendment or supplement.

     (c) Absence of Consents. In the event that the assignment, transfer, conveyance or delivery of any portion of the ESNI Contributed Assets, including the Contracts, the Property Lease, the Equipment and the Intellectual Property, to, or the assumption and acceptance of any of the Assumed Liabilities by, the JV pursuant to this Agreement shall require the consent of any Person and such consent has not been obtained prior to the Closing Date and ESNI's compliance with Section 6.2(h) with respect to such consent has been waived by CRC, then:

          (i) unless and until such consent is obtained, the rights to, and obligations under, such asset or liability shall not be assigned, transferred, conveyed or delivered to nor assumed or accepted by the JV pursuant to this Agreement; and

          (ii) with respect to each such asset or liability, the parties hereto shall make and collect such payments (both among themselves and to and from other Persons) and take such other actions as shall be reasonably necessary to place the parties hereto in the economic position as equivalent as possible to that which they would have occupied had such consent been obtained and such asset or liability been transferred or assumed.

     Nothing in this Section 6.1(c) shall affect the liability (if any) of ESNI hereunder for failing to have disclosed the need for any such consent or the obligation of ESNI to use its best efforts to obtain such consent. When such consents to the assignment, transfer, conveyance and delivery or the assumption or acceptance of such asset or liability have been obtained, it shall thereupon automatically be assigned, transferred, conveyed and delivered to or assumed and accepted by the JV.

     (d) Regular Course of Business. Except as otherwise consented to in writing by CRC, until the Closing Date, ESNI shall carry on its business diligently and in the ordinary course only and, without limiting the generality of the foregoing, ESNI shall use its commercially reasonable efforts to: preserve its present business organization and the ESNI Contributed Assets intact; keep available the services of its executive officers and any management or sales personnel and preserve its present relationships with distributors, customers, suppliers and other Persons having business dealings with it; maintain its properties and assets (other than those disposed of in the ordinary course of business consistent with prior practice) in good repair and condition, except for ordinary wear and tear; and maintain its books of account and records in accordance with GAAP and in the usual, regular and ordinary manner and consistent with prior practice. Notwithstanding anything to the contrary contained in this Agreement, until the Closing Date, ESNI shall not enter into any written or oral contracts, commitments, leases or other agreements incurring obligation, either individually or in the aggregate, of more than one thousand ($1,000) dollars without the prior approval of CRC.

     (e) Access to Books and Records. ESNI and the JV each agrees that it shall preserve and keep the Books and Records or the parts thereof in its possession, as the case may be, in accordance with its records retention policies or for any longer period as may be required by Law. During such period and subject to appropriate confidentiality undertakings, each party shall permit any of the other party or its counsel, accountants, officers, employees or other representatives access to such Books and Records upon such other party's reasonable request and during normal business hours for the purpose of examining such Books and Records to the extent reasonably required by such party in connection with (i) any insurance claims by, legal proceedings against or governmental investigations of such party, (ii) the preparation of any tax return required to be filed by such party, the defense of any audit, examination, administrative appeal or litigation of any tax return in which the results of operation of the ESNI Contributed Assets were included or (iii) any other reasonable business purpose related to the ESNI Contributed Assets or the business of the JV.

     (f) Change of Name.

          (i) After the Effective Date, ESNI shall execute such documents or consents as CRC shall require to enable the JV to establish the aforesaid name as its company name and to use such name on correspondence, documents and otherwise as the JV may desire. ESNI shall transfer all right, title and interest in and to the "E-Sync Networks" name to the JV on the Closing Date.

          (ii) Prior to, or as of, the Closing Date, ESNI shall change its corporate name to a name bearing no resemblance to the "E-Sync Networks" name and which will not interfere in any jurisdiction with the use by the JV (either alone or in conjunction with other words) of all or any part of such name. From and after the Closing Date, ESNI will cease using its present name, "E-Sync Networks, Inc.," or any of the words constituting its present corporate name or any other name included in the Intellectual Property and will not use, or hold bank accounts or do business under, any name that bears resemblance to or might be confused with such name.

     (g) Certain Post-Closing Obligations. From and after the Closing Date, ESNI shall (i) promptly take such further action and execute and deliver to CRC or the JV, as the case may be, any additional document or instrument, reasonably requested by CRC or the JV, to aid or assist the JV in collecting and reducing to possession any of the ESNI Contributed Assets, to put the JV in full operating control of the ESNI Contributed Assets, to convey and assign to the JV, and to confirm the JV's title to, any of the ESNI Contributed Assets and to otherwise consummate the transactions contemplated hereby, and (ii) promptly upon receipt, transfer and deliver to the JV any cash or other property that ESNI or any Affiliate of ESNI, may receive after the Closing Date in respect of or arising out of any of the ESNI Contributed Assets.

     (h) Non-competition. Except as shall be expressly permitted in writing by CRC, for a period of five (5) years from and after the Closing Date, ESNI shall not, directly or indirectly, (i) own, operate, render services to, purchase or hold securities of or otherwise invest in, represent, advise or otherwise participate as an officer, director, stockholder, member, partner, Affiliate, agent, employee or consultant of or for any business or entity which conducts business that is competitive to (1) the business conducted by ESNI or CRC as of the date hereof or (2) the business conducted by the JV through the utilization of the ESNI Contributed Assets or the CRC Contributed Assets as of the Closing Date or (3) the business conducted by the JV at anytime during the six (6) month period following the Closing Date, it being understood that any such business conducted during such six (6) month period shall be reasonably ancillary or complimentary to the business conducted by the JV as of the Closing Date (any such business hereinabove described in clauses (1)-(3), a "Competing Business"),
(ii) solicit the employment of any employee or consultant (other than a non-exclusive consultant to the extent such non-exclusive consultant is employed by ESNI on a non-exclusive, part time basis) of CRC or of the JV, either on a full or part time or consulting basis, (iii) induce or encourage, or cooperate with any Person in inducing or encouraging, any employee or consultant (other than a non-exclusive consultant to the extent such non-exclusive consultant is employed by such Competing Business on a non-exclusive, part time basis) of CRC or of the JV to accept employment, either on a full or part time or consulting basis, with any Competing Business, (iv) persuade or seek to persuade any customer of ESNI, CRC or the JV to cease to do business or to reduce the amount of business which such customer has customarily done or contemplates doing with ESNI, CRC or the JV, or (v) intentionally interfere in any manner in the relationship of CRC or of the JV with any of its suppliers.

     For purposes of this Section 6.1(h), the terms "customer" and "supplier" of ESNI, CRC or the JV shall mean and include any individual proprietorship, corporation, limited liability company, partnership, joint venture, trust or other form of business entity which is, at the time of any actual or contemplated prohibited action, or was, at any time during the one-year period immediately preceding any actual or contemplated prohibited action, a customer or supplier, as the case may be, of CRC or of the JV or which was such a customer or supplier of ESNI at any time during the one-year period immediately preceding the Effective Date.

     ESNI hereby represents and warrants to CRC, and agrees with CRC, that this
Section 6.1(h) is fair, reasonable and necessary to protect the business, operations, assets, goodwill and reputation of the JV or CRC, as the case may be, and that in making its decision to receive and accept the ESNI Contributed Assets, the JV and CRC relied upon and was induced by the covenants made by ESNI in this Section 6.1(h).

     ESNI hereby acknowledges that any breach or threatened breach of any obligation set forth in this Section 6.1(h) shall cause immediate and irreparable harm to the JV or CRC, as the case may be, which cannot be adequately compensated by money damages. In the event of such a breach or threatened breach, the JV or CRC, as the case may be, shall, in addition to all other rights or remedies available at law or in equity, be entitled to apply for and receive from any court of competent jurisdiction one or more of a temporary restraining order, preliminary injunction or permanent injunction (without any necessity of proving damages or any requirements for the posting of a bond or other surety) restraining such breach or threatened breach or an order compelling performance of obligations which, if not performed, constitute or would constitute a breach.

     Notwithstanding anything in this Section 6.1(h), ESNI shall not be considered to be in breach of its covenants hereunder solely on the basis of any investment in securities of a publicly held corporation that is a Competing Business, provided that any such investment by ESNI shall be passive and that ESNI shall not own or control (as determined in accordance with Section 318 of the Code) 5% or more of the outstanding equity securities of such corporation.

     (i) Discharge of Unassumed Liabilities. ESNI hereby agrees that it intends to, and will, pay or otherwise discharge in full when due all of ESNI's liabilities and obligations (whether accrued, absolute, contingent or otherwise) which are not assumed by the JV pursuant to Section 2.3.

     (j) Satisfaction of Certain Encumbrances and Liabilities. ESNI hereby agrees that on or before the Closing Date, all actions necessary to convey good and marketable title to the ESNI Contributed Assets, free and clear of all Encumbrances, shall have been completed to CRC's satisfaction.

     15.2 Conditions Precedent to Obligations of the JV and CRC. The obligation of each of CRC and the JV to consummate the transactions contemplated hereunder at the Closing is subject to the satisfaction (or waiver by CRC) of the following conditions precedents on or prior to the Closing Date:

          (a) ESNI shall have obtained approval of ESNI's stockholders for the Contribution and the other transactions contemplated in this Agreement and in the other documents related hereto to the extent required.

          (b) The representations and warranties made by ESNI herein and in the documents and instruments to be delivered pursuant hereto shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, except for representations and warranties which speak as of a specific date which shall be true and correct in all material respects as of such date.

          (c) ESNI shall have performed and complied in all material respects with all covenants, agreements and conditions set forth or contemplated in this Agreement and in the other documents related hereto required to be performed or complied with by it on or prior to the Closing Date.

          (d) All Permits of all Governmental Authorities, given or obtained that are necessary in connection with the transactions contemplated herein and in the other documents related hereto, shall have been taken, given or obtained, be in full force and effect and not be subject to any waiting periods or any pending proceedings or appeals, administrative, judicial or otherwise.

          (e) Since the date of this Agreement, there shall not have occurred any Material Adverse Effect with respect to ESNI or the ESNI Contributed Assets.

          (f) The Contribution of the ESNI Contributed Assets hereunder shall not (i) be prohibited by any applicable Law, (ii) subject CRC or the JV to any material penalty pursuant to any applicable Law, or (iii) be prevented, prohibited or materially restricted by any Order of any Governmental Authority at the Closing Date.

          (g) ESNI shall have executed and delivered the following:

             (i) the First Installment Note and, if applicable, the Extended Installment Note;

             (ii) the Warrant, substantially in the form attached hereto as
        Exhibit I;

             (iii) the Security Agreement;

             (iv) the Registration Rights Agreement;

             (v) the Management Services Agreement; and

             (vi) the Operating Agreement.

          (h) ESNI shall have obtained, in form reasonably satisfactory to CRC, the third Person consents for the assignment and transfer to the JV of all Contracts, including the Property Lease, and the other consents set forth on Schedule 6.2(h) and all other executory contracts necessary or appropriate for the operation of the ESNI Contributed Assets by the JV.

          (i) ESNI shall have obtained approval from its creditors with respect to the transactions contemplated hereby, and in particular the transaction contemplated in the Security Agreement, which approvals may be conditioned by such creditors upon receipt from ESNI of certain specified payments within a specified period following the Closing, provided the aggregate amount of all such payments is reasonably acceptable to CRC.

          (j) The JV shall have entered into a line of credit or revolving credit facility (the "Credit Facility") on terms and in an amount mutually acceptable to CRC and ESNI, such acceptance not to be unreasonably withheld; provided that the granting or providing of such Credit Facility shall not, unless otherwise agreed to by CRC, require or be conditioned upon the providing of (i) any guaranty (or other surety or similar commitment) from CRC, its Affiliates, principals or stockholders, or (ii) the pledge of any assets other than those owned by the JV.

          (k) The JV shall have entered into an employment agreement with and each Key Employee on terms reasonably acceptable to CRC.

          (l) CRC shall have received all of the following from ESNI in form and substance reasonably satisfactory to CRC:

             (i) Certificate of the Secretary of ESNI, dated as of the Closing Date, certifying as to (A) the full and complete copies of (x) the certificate of incorporation and by-laws of ESNI, each as currently in effect, and (y) the resolutions adopted by ESNI's Board of Directors and ESNI's stockholders with respect to the transactions contemplated hereby, and (B) the incumbency and signatures of the officers of ESNI executing this Agreement or any other documents related hereto to which ESNI is a party and any other certificate or document delivered pursuant hereto or thereto;

             (ii) Certificate of the President of ESNI, dated as of the Closing Date, certifying as to the matters set forth in Sections 6.2(a)-(e);

             (iii) Certificate of Good Standing of ESNI issued by the Secretary of State of the State of Delaware, dated a recent date; and

             (iv) An opinion of counsel of ESNI, addressed to CRC and dated as of the Closing Date, as to the matters set forth in Exhibit J.

     15.3 Conditions Precedent to Obligations of ESNI. The obligation of ESNI to contribute the ESNI Contributed Assets to the JV at the Closing is subject to the satisfaction (or waiver by ESNI) of the following conditions precedents on or prior to the Closing Date:

          (a) ESNI shall have obtained approval of its stockholders for the Contribution and the other transactions contemplated in this Agreement and in the other documents related hereto to the extent required.

          (b) The representations and warranties made by CRC herein and in the documents and instruments to be delivered pursuant hereto shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, except for representations and warranties which speak as of a specific date which shall be true and correct in all material respects as of such date.

          (c) Each of CRC and the JV shall have performed and complied in all material respects with all covenants, agreements and conditions set forth or contemplated in this Agreement and in the other documents related hereto required to be performed or complied with by it on or prior to the Closing Date.

          (d) The assumption and receipt by the JV of the CRC Contributed Assets hereunder shall not (i) be prohibited by any applicable Law, (ii) subject ESNI or the JV to any penalty pursuant to any applicable Law, or (iii) be prevented, prohibited or materially restricted by any Order of any Governmental Authority at the Closing Date.

          (e) CRC shall have delivered to ESNI the proceeds payable in connection with the Promissory Notes, as applicable.

          (f) CRC shall have executed and delivered the CRC Contribution Agreement and contributed the CRC Contributed Assets to the JV pursuant to the terms thereof.

          (g) CRC and the JV each shall have executed and delivered the Operating Agreement and the other Transaction Documents to which it is a party.

          (h) ESNI shall have received all of the following from CRC in form and substance reasonably satisfactory to ESNI:

             (i) Certificate of the Secretary of CRC, dated as of the Closing Date, certifying as to (i) the full and complete copies of (A) the certificate of incorporation and by-laws of CRC, each as currently in effect, and (B) the resolutions adopted by CRC's Board of Directors and CRC's stockholders with respect to the transactions contemplated hereby, and (ii) the incumbency and signatures of the officers of CRC executing this Agreement or any other documents related hereto to which CRC is a party and any other certificate or document delivered pursuant hereto or thereto;

             (ii) Certificate of the President of CRC, dated as of the Closing Date, certifying as to the matters set forth in Sections 6.3(b)-(c);

             (iii) Certificate of Existence of CRC issued by the Secretary of State of the State of New York, dated a recent date;

             (iv) An opinion of counsel of CRC, addressed to ESNI and dated as of the Closing Date, as to the matters set forth in Exhibit K;

          (i) All Permits of all Governmental Authorities, given or obtained that are necessary in connection with the transactions contemplated herein and in the other documents related hereto, shall have been taken, given or obtained, be in full force and effect and not be subject to any waiting periods or any pending proceedings or appeals, administrative, judicial or otherwise.

          (j) CRC shall have obtained, in form reasonably satisfactory to ESNI, the third Person consents set forth on Schedule 6.3(j) for the assignment and transfer to the JV of all CRC Assigned Contracts (as defined in the CRC Contribution Agreement) and all other executory contracts necessary or appropriate for the operation of the CRC Contributed Assets by the JV.

          (k) The JV shall have issued the fifty-one percent (51%) membership interest in the JV to ESNI.

          (l) Since the date of this Agreement, there shall not have occurred any Material Adverse Effect with respect to the CRC Contributed Assets.

                                  ARTICLE XVI

                                    CLOSING

     16.1 Time and Place of Closing. The transactions contemplated by this Agreement shall be consummated at a closing (the "Closing"), which shall be held at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, at 10:00 a.m. no later than the third Business Day following the satisfaction of all of the conditions set forth in Sections 6.2 and 6.3 (the "Closing Date"), except as may be otherwise mutually agreed in writing by the parties hereto.

     16.2 Deliverables.

     (a) Deliveries at Closing by ESNI. At or prior to the Closing, ESNI shall execute and deliver, as applicable, to CRC:

        (i) a counterpart to this Agreement;

          (ii) the First Installment Note and, if applicable, the Extended Installment Note;

          (iii) the Warrant;

          (iv) the Security Agreement;

          (v) the Registration Rights Agreement;

          (vi) the Management Services Agreement;

          (vii) the Operating Agreement;

          (viii) resolutions adopted by both ESNI's Board of Directors and ESNI's stockholders with respect to this Agreement and the transactions contemplated hereby;

          (ix) consents of third Persons set forth in Schedule 6.2(h) in a form reasonably acceptable to CRC;

          (x) the Amendment, Assignment and Consent to Assignment of Lease, substantially in the form attached hereto as Exhibit L, executed by all parties thereto;

          (xi) possession of the Leased Real Property vacant and free of the rights of any third parties;

          (xii) the employment agreements between the JV and each of the Key Employees in a form reasonably acceptable to CRC;

          (xiii) an Assignment of Intellectual Property Rights, substantially in the form attached hereto as Exhibit M; and

          (xiv) the Books and Records.

     (b) Deliveries at Closing by CRC: At the Closing, CRC shall execute and deliver, as applicable, to ESNI:

          (i) a counterpart of this Agreement;

          (ii) the Operating Agreement;

          (iii) the CRC Contribution Agreement;

          (iv) the Registration Rights Agreement;

          (v) the Management Services Agreement;

          (vi) resolutions adopted by CRC's Board of Directors;

          (vii) the Security Agreement; and

          (viii) consents of third Persons set forth in Schedule 6.3(j) in a form reasonably acceptable to ESNI.

                                  ARTICLE XVII

                                INDEMNIFICATION

     17.1 Survival. The representations, warranties, covenants and other agreements of the parties contained herein, or in any signed writing delivered pursuant hereto or in connection herewith shall survive the Closing for the Survival Period.

     17.2 Indemnification.

     (a) ESNI shall indemnify CRC or the JV, as the case may be, and each of their respective Affiliates, directors, principals, officers, employees, independent contractors, agents and representatives, in their capacities as such, and the successors, heirs and personal representatives of any of them (collectively, "CRC Indemnified Parties") and hold them harmless from any and all claims, suits, actions, proceedings, investigations, judgments, damages, losses, liabilities and expenses (including, reasonable expenses of investigation and attorneys' fees and expenses) (collectively, "Damages") incurred or suffered by any CRC Indemnified Party arising out of or relating to
(i) any breach or inaccuracy of any representation, warranty, covenant or other agreement of ESNI contained herein (including the Exhibits and Schedules attached hereto) or the Transaction Documents or any instruments delivered by ESNI pursuant to this Agreement, (ii) the Excluded Assets, the Excluded Liabilities and the enforcement of Permitted Liens, and (iii) the ownership, operation and use of the ESNI Contributed Assets before the Closing Date (including, the employment of or dealings with the Key Employees by ESNI prior to the Closing).

     (b) The JV or CRC, as the case may be, shall indemnify ESNI and each of its Affiliates, directors, principals, officers, employees, independent contractors, agents and representatives, in their capacities as such, and the successors, heirs and personal representatives of any of them (collectively, "ESNI Indemnified Parties") and hold them harmless from any and all Damages incurred or suffered by any ESNI Indemnified Party arising out of or relating to (i) any breach or inaccuracy of any representation or warranty of the JV contained herein (including the Exhibits and Schedules attached hereto) or the Transaction Documents or any instruments delivered by the JV pursuant to this Agreement,
(ii) any breach of any covenant or other agreement of the JV contained herein (including the Exhibits and Schedules attached hereto) or the Transaction Documents or any instruments delivered by the JV pursuant to this Agreement, and
(iii) only with respect to the JV, the ownership, operation and use of the ESNI Contributed Assets on or after the Closing Date.

     (c) Notwithstanding anything to the contrary contained in this Agreement, no amounts of indemnity pursuant to this Section 8.2 shall be payable:

          (i) by any party to another party unless and until the party seeking indemnity has suffered or paid Damages in excess of one hundred thousand dollars ($100,000), but upon reaching such amount, such indemnity shall be payable from the first dollar to the full extent of all Damages (subject to the other terms and conditions set forth in clause (ii) below);

          (ii) by any party to another party to the extent that, as a result of such payment, the cumulative Damages payable by the indemnifying party in the aggregate would be in excess of three million dollars ($3,000,000); provided that the foregoing limitation shall not apply to any claims relating to the Excluded Assets or the Excluded Liabilities; or

          (iii) to the extent the party seeking indemnity has been made whole, net of tax obligations, with respect to the claimed Damages by insurance or any non-refundable payment by any third Person.

     17.3 Indemnification; Notice and Settlements. A party seeking indemnification pursuant to Section 8.2 (an "Indemnified Party") with respect to a claim, action or proceeding by a Person who is not a CRC Indemnified Party shall give prompt written notice to the party from whom such indemnification is sought (the "Indemnifying Party") of the assertion of any claim, or the commencement of any action or proceeding, in respect of which indemnity may be sought hereunder; provided that the failure to give such notice shall not affect the Indemnified Party's rights to indemnification hereunder, except to the extent such failure shall actually prejudice in any material respect the Indemnifying Party's ability to defend such claim, action or proceeding. The Indemnifying Party shall have the right to assume the defense of any such action or proceeding at its expense, with counsel approved by the Indemnified Party (which approval will not be unreasonably withheld). If the Indemnifying Party shall elect not to assume the defense of any such action or proceeding, or fails to make such an election within 20 days after it receives such notice pursuant to the first sentence of this Section 8.3, the Indemnified Party may assume such defense at the expense of the Indemnifying Party. The Indemnified Party shall have the right to participate in (but not control) the defense of an action or proceeding defended by the Indemnifying Party hereunder and to retain its own counsel in connection with such action or proceeding, but the fees and expenses of such counsel shall be at the Indemnified Party's expense unless (i) the Indemnifying Party and the Indemnified Party have mutually agreed in writing to the retention of such counsel or (ii) the named parties in any such action or proceeding (including impleaded parties) include the Indemnifying Party and the Indemnified Party, and representation of the Indemnifying Party and the Indemnified Party by the same counsel would create a conflict (in which case the Indemnifying Party shall not be permitted to assume the defense of such claim, action or proceeding); provided that, unless otherwise agreed by the Indemnifying Party, if the Indemnifying Party is obligated to pay the fees and expenses of such counsel, the Indemnifying Party shall be obligated to pay only the fees and expenses associated with one attorney or law firm, as applicable, for the Indemnified Party. An Indemnifying Party shall not be liable under
Section 8.2 for any settlement effected without its written consent, which consent will not be unreasonably withheld, of any claim, action or proceeding in respect of which indemnity may be sought hereunder.

                                 ARTICLE XVIII

                         EXCLUSIVE DEALING; TERMINATION

     18.1 Exclusive Dealing. Until the earlier of (i) the Closing Date and (ii) the termination of this Agreement in accordance with its terms, neither ESNI nor any of its respective agents or representatives will take, directly or indirectly, any action to initiate, continue, assist, solicit, receive, negotiate, encourage or accept any offer or inquiry from any Person:

          (a) to engage in any Business Combination;

          (b) to reach any agreement or understanding (whether or not such agreement or understanding is absolute, revocable, contingent or conditional) for, or otherwise attempt to consummate, any Business Combination; or

          (c) to furnish or cause to be furnished any information with respect to ESNI or its assets to any Person (other than as contemplated in this Agreement) who ESNI knows or has reason to believe is in the process of considering any Business Combination.

     Without limiting the foregoing, it is understood that any violation of the restrictions set forth in this Section 9.1 by any officer or director of ESNI or any financial advisor, attorney or other advisor or representative of ESNI, whether or not such Person is purporting to act on behalf of ESNI or otherwise, shall be deemed to be a breach of this Section 9.1 by ESNI.

     For purposes of this Article IX, "Business Combination" means any merger, consolidation or combination to which ESNI is a party which would adversely affect ESNI's ability to contribute the ESNI Contributed Assets to the JV, any sale, dividend, split (other than the reverse stock split currently contemplated by ESNI in connection with its appeal to The Nasdaq SmallCap Market's determination to delist the Common Stock) or other disposition of capital stock or other equity interest of ESNI which would adversely affect ESNI's ability to contribute the ESNI Contributed Assets to the JV or any sale, dividend or other disposition of any of the ESNI Contributed Assets.

     18.2 Termination. This Agreement may be terminated at any time prior to the Closing only as follows:

          (a) by mutual written consent of ESNI and CRC;

          (b) by ESNI by giving written notice to CRC if CRC is in breach of any representation, warranty or covenant under this Agreement (and ESNI is not then in breach of any representation, warranty or covenant);

          (c) by CRC by giving written notice to ESNI if ESNI is in breach of any representation, warranty or covenant under this Agreement (and CRC is not then in breach of any representation, warranty or covenant);

          (d) by either ESNI or CRC if ESNI's stockholders shall not approve the Contribution and the other transactions contemplated in this Agreement and the other Transaction Documents; or

          (e) by CRC giving written notice to ESNI if the Closing shall not have occurred on or before December 31, 2001, otherwise than on account of a breach of this Agreement by CRC.

     In the case of any termination of this Agreement other than pursuant to clause (b) above, ESNI shall pay CRC by wire transfer, within one business day of the date of such termination, the amount of five hundred thousand dollars ($500,000).

     Each party's right to terminate hereunder is in addition to any of the rights it may have hereunder or otherwise.

     18.3 Effects of Termination. Notwithstanding any other provision of this Agreement, no termination of this Agreement shall release (i) ESNI from its obligation under Section 9.2 or Section 10.12 or (ii) any party of any liabilities arising hereunder for any pre-termination breaches hereof or intentional misrepresentations made herein.

                                  ARTICLE XIX

                                 MISCELLANEOUS

     19.1 Entire Agreement. This Agreement, including the Schedules and Exhibits hereto, and the documents and instruments to be executed and delivered pursuant hereto and, when executed and delivered, the other Transaction Documents constitute the entire agreement among the parties with respect to the subject matter hereof, supercede all prior agreements and understandings among the parties with respect thereto, including the letter of intent dated June 17, 2001 between ESNI and CRC, and no party shall be liable or bound to any other party in any manner by any promises, conditions, warranties, representations, or covenants except as specifically set forth herein or therein.

     19.2 Confidentiality. Except as may be required to be disclosed under applicable Law, CRC and ESNI shall keep all information relating to the other party furnished to it by such party, or any agents of such party, confidential in accordance with the terms of the Confidentiality Agreement, dated March 7, 2001 (the "Confidentiality Agreement"), between CRC and ESNI. In addition, both CRC and ESNI agree that if the Closing does not occur, each of CRC and ESNI will maintain in confidence such information, including information concerning such party's business, the ESNI Contributed Assets or the Assumed Liabilities and such party's financial condition, and will not disclose such information to others, or use such information for any purpose unless and until such information is in or enters the public domain by reason other than disclosure by such party not pursuant to, or in accordance with, this Agreement or any of the other agreements related to the Contribution by ESNI to CRC of the ESNI Contributed Assets, except as such information may be required to be disclosed by such party under applicable Law. If this Agreement is terminated, each of CRC and ESNI shall return all confidential information received from the other party and all copies and summaries thereof.

     19.3 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided, however, that no party may assign this Agreement without prior written consent of the other parties, except that any or all of CRC's rights hereunder may be assigned to any direct or indirect wholly-owned subsidiary of CRC. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     19.4 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable Law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     19.5 Amendments and Waivers. This Agreement may not be modified, nor may any term or provision hereof be waived or discharged, except by an instrument in writing signed by the party against whom enforcement of such modification, waiver or discharge is sought. No such waiver or discharge shall be deemed to be or shall constitute a waiver or discharge with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or discharge shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or discharge.

     19.6 Arbitration. The parties hereto agree that any and all disputes, claims or controversies arising out of or relating to this Agreement that are not resolved by their mutual agreement shall be submitted to final and binding arbitration before JAMS, or its successor, pursuant to the United States Arbitration Act, 9 U.S.C. Sec. 1, et seq. Either party may commence the arbitration process called for in this Agreement by filing a written demand for arbitration with JAMS, with a copy to the other party. The arbitration will be conducted in accordance with the provisions of JAMS' Comprehensive Arbitration Rules and Procedures in effect at the time of filing of the demand for arbitration. The parties will cooperate with JAMS and with one another in selecting an arbitrator from JAMS' panel of neutrals, and in scheduling the arbitration proceedings. The parties covenant that they will participate in the arbitration in good faith, and that they will share equally in its costs. The provisions of this paragraph may be enforced by any court of competent jurisdiction, and the party seeking enforcement shall be entitled to an award of all costs, fees and expenses, including attorneys fees, to be paid by the party against whom enforcement is ordered.

     19.7 Governing Law; Consent to Jurisdiction.

          (a) This Agreement shall be governed by, interpreted under and construed in accordance with the internal laws of the State of New York applicable to contracts executed and to be performed wholly in that state without giving effect to the choice or conflict of laws principles or provisions thereof.

          (b) ESNI and CRC each hereby irrevocably submits to the jurisdiction of any state or federal court sitting in the City, County and State of New York in respect of any enforcement proceeding arising out of or relating to this Agreement, which courts shall have exclusive jurisdiction over and with respect to any such enforcement proceeding, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the aforesaid courts. ESNI and CRC each hereby irrevocably waives, to the fullest extent such party may effectively do so under applicable Law, trial by jury and any objection that such party may now or hereafter have to the laying of venue of any such enforcement proceeding brought in any such court and any claim that any such enforcement proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of any party to serve process in any manner permitted by law or to commence enforcement proceedings or otherwise proceed against the other party in any other jurisdiction.

     19.8 Counterparts. This Agreement may be executed in two or more counterparts (and by facsimile), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     19.9 Interpretation. The parties hereto acknowledge and agree that: (i) each party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

     19.10 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) upon delivery, if delivered personally, (ii) three (3) Business Days after deposit in the United States mail, if sent by registered or certified mail, return receipt requested, postage prepaid (provided that such method of notice shall be acceptable only if posted in the United States to a United States address), (iii) two (2) Business Days after deposit with a nationally recognized overnight courier service, if sent by courier service, or
(iv) upon confirmation of receipt, if sent by facsimile transmission, and, in any case, properly addressed to the parties as follows:

     IF TO PURCHASER:

        CRC, Inc.
        1290 Avenue of the Americas, 39th Floor
        New York, New York 10104
        Attn: Chief Executive Officer
        Telecopier: (212) 906-9500

        with a copy (which shall not constitute notice) to:

        Kramer Levin Naftalis & Frankel LLP
        919 Third Avenue
        New York, New York 10022
        Attn: Ely D. Tendler, Esq.
        Telecopier: (212) 715-8000

     IF TO SELLER:

        E-Sync Networks, Inc.
        35 Nutmeg Drive
        Trumbull, Connecticut 06611
        Attn: President and Chief Operating Officer
        Telecopier: (203) 601-3151

        with a copy (which shall not constitute notice) to:

        Finn Dixon & Herling LLP
        One Landmark Square, Suite 1400
        Stamford, Connecticut 06901-2689
        Attn: David I. Albin, Esq.
        Telecopier: (203) 348-5777

or to such other address or addresses as a party may from time to time designate as to itself, by notice as provided herein, provided that any such notice shall be deemed effectively given only upon receipt.

     19.11 Finders' Fees. ESNI and CRC each represents to the other parties that it neither is nor will be obligated to pay any finder's fee, brokerage commission or similar fee in connection with the transactions contemplated by this Agreement, and that it has dealt with no finder, broker or other third Person in connection with the transactions contemplated by this Agreement. ESNI and CRC each agrees to indemnify and hold the other parties harmless from any liability for any commission or compensation in the nature of a finder's fee, brokerage commission or similar fee (and the costs and expenses, including, reasonable attorneys' fees, of defending against such liability or asserted liability) incurred by such other parties, including any arising out of any breach of such other party's foregoing representation.

     19.12 Expenses. Each of the parties shall bear its own expenses, including but not limited to counsel and accounting fees, in connection with the transactions contemplated hereby. ESNI agrees to pay any transfer taxes that may be payable in connection with the execution, delivery and performance of this Agreement or the transfer of any or all of the ESNI Contributed Assets, and shall indemnify CRC against any liability for payment thereof and shall furnish to CRC evidence of payment upon request. ESNI shall prepare and file any required tax returns and other required documents with respect to such taxes.

     19.13 Further Assurances. Each party hereto agrees to execute and deliver, from time to time as necessary or desirable, at its own expense, such further documents and instruments, and to perform such additional acts as any other party may reasonably request to effectuate or carry out and perform all the terms, provisions and conditions of this Agreement and the transactions contemplated hereby and to effectuate the intent and purposes hereof.

     19.14 Publicity. ESNI and CRC each agrees that no publicity announcements concerning the terms of this Agreement or concerning the transactions contemplated hereby shall be made without the mutual consent of CRC and ESNI, except that ESNI may make disclosures it deems necessary as a publicly traded company, in which event ESNI shall use its commercially reasonable efforts to provide to CRC in advance of such disclosure a copy of such disclosure to be made so that CRC may comment upon such disclosure.

     19.15 Specific Performance. ESNI and CRC each acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, ESNI and CRC each agrees that the other parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and all agreements and transactions contemplated hereby, and to enforce specifically this Agreement and all agreements and transactions contemplated hereby, and the terms and provisions hereof or thereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter (subject to the provisions set forth in Section 10.6), in addition to any other remedy to which it may be entitled, at law or in equity.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                          E-SYNC NETWORKS, LLC

                                          By: CRC, Inc.

                                          By:     /s/ JOSHUA WURZBURGER
                                            ------------------------------------
                                          Name: Joshua Wurzburger
                                          Title:  President

                                          E-SYNC NETWORKS, INC.

                                          By:     /s/ MICHAEL A. CLARK
                                            ------------------------------------
                                          Name: Michael A. Clark
                                          Title:  President and Chief Operating
                                          Officer

                                          CRC, INC.

                                          By:          JOSHUA WURZBURGER
                                            ------------------------------------
                                          Name: Joshua Wurzburger
                                          Title:  President

                                   (EXHIBIT A TO COMPANY CONTRIBUTION AGREEMENT)

                             CONTRIBUTION AGREEMENT

     THIS CONTRIBUTION AGREEMENT (this "Agreement") is made and entered into as
of [          , 2001] by and between CRC, INC., a New York corporation ("CRC"), and E-SYNC NETWORKS, LLC, a Delaware limited liability company (the "JV").

                                   BACKGROUND

     E. CRC is in the technology management services business.

     F. E-Sync Networks, Inc., a Delaware corporation ("ESNI"), is a provider of e-business infrastructure products and services.

     G. Pursuant to the ESNI Contribution Agreement, ESNI is contributing the ESNI Contributed Assets (as defined in the ESNI Contribution Agreement) to the JV.

     H. On the terms and conditions set forth in this Agreement, CRC desires to contribute to the JV those certain assets set forth on Schedule A hereto (the "CRC Contributed Assets") as the initial Capital Contribution to the JV of CRC as further detailed in Section 6.1 of the Operating Agreement.

     I. CRC and ESNI desire that the JV exploit commercially the CRC Contributed Assets, the ESNI Contributed Assets and the synergies between the respective businesses of CRC and ESNI.

     J. Unless otherwise defined herein or the context otherwise requires, capitalized terms used and not otherwise defined in this Agreement shall have the meanings ascribed to them in the ESNI Contribution Agreement. Other capitalized terms used in this Agreement shall, unless the context otherwise requires, have the meanings given to them in Section 7.1.

     NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I

                              CAPITAL CONTRIBUTION

     Section 1.1 Contribution of the CRC Contributed Assets. Upon the terms and subject to the conditions set forth in this Agreement, CRC shall, upon the due execution of this Agreement, contribute, convey, assign and deliver to ("Transfer") the JV, and the JV shall assume, receive and accept from CRC, as a capital contribution to the JV, all rights, valid and marketable title and interest in and to the CRC Contributed Assets. Pursuant to Section 6.1 of the Operating Agreement, the CRC Contributed Assets are deemed to be the initial Capital Contribution of CRC.

     Section 1.2 CRC Excluded Assets. The CRC Contributed Assets shall not include, and CRC shall not convey and the JV shall not acquire, any right, title or interest of CRC in or to any assets, rights or properties not expressly set forth on Schedule A hereto (the "CRC Excluded Assets").

     Section 1.3 Assumed Liabilities. Upon the Transfer of the CRC Contributed Assets to the JV, the JV shall assume and agree to pay, discharge or perform, when due, those liabilities and obligations specifically set forth on Schedule B hereto to the extent such obligations arise on or after the Closing Date with respect to events occurring on or after the Closing Date (the "Assumed Liabilities").

     Section 1.4 Excluded Liabilities. The parties acknowledge that the JV shall not be the successor to CRC with respect to, and the JV does not assume and shall not be liable to pay, perform or discharge, any of the debts, liabilities or obligations of CRC or associated with the CRC Contributed Assets, known or unknown, contingent or liquidated or otherwise, including expenses of CRC, not specifically listed on Schedule B hereto (the "Excluded Liabilities").

     Section 1.5 Valuation of the Contributed Assets. The valuations of the JV's assets immediately following the Transfer as contemplated hereunder and the Contribution as contemplated under the ESNI Contribution Agreement are specified on Schedule A to the Operating Agreement.

                                   ARTICLE II

                             ADDITIONAL AGREEMENTS

     Section 2.1 Books and Records. On the date hereof, CRC shall deliver to the JV, and the JV shall acquire and take possession of, copies or originals of the books and records relating directly and solely to the CRC Contributed Assets (the "Books and Records"); provided that if any part of such Books and Records cannot be separated from books, records, files and other data that do not constitute Books and Records or relate to services or support to be provided by CRC under the Operating Agreement or any other Transaction Document, CRC shall retain such part of the Books and Records but make such part available to the JV as provided herein.

          (a) CRC and the JV each agrees that it shall preserve and keep the Books and Records or the parts thereof in its possession, as the case may be, in accordance with its records retention policies or for any longer period as may be required by statute, ordinance, rule, regulation, order or policy ("Law") of any governmental or regulatory body, agency or authority ("Authority"). During such period and subject to appropriate confidentiality undertakings, each party shall permit any of the other parties or their respective counsel, accountants, officers, employees or other representatives access to such Books and Records upon such other party's reasonable request and during normal business hours for the purpose of examining such Books and Records to the extent reasonably required by such party in connection with (i) any insurance claims by, legal proceedings against or governmental investigations of such party, (ii) the preparation of any tax return required to be filed by such party, the defense of any audit, examination, administrative appeal or litigation of any tax return in which the results of operation of the CRC Contributed Assets were included or (iii) any other reasonable business purpose related to the CRC Contributed Assets or the business of the JV.

     Section 2.2 Apportionment with respect to CRC Assigned Contracts. CRC and the JV agree that (a) CRC is entitled to all revenues derived from the CRC Assigned Contracts (as defined in Section 3.6 below) and is responsible for all of the expenses incurred in connection with the CRC Assigned Contracts, attributable to the period ending with the day immediately preceding the Closing Date, whether such revenues are received or such expenses are paid before or after the Closing Date, and (b) the JV is entitled to all of the revenues derived from the CRC Assigned Contracts, and is responsible for all of the expenses incurred in connection with the CRC Assigned Contracts, attributable to the period beginning with the Closing Date; provided, however, that nothing in this Section 2.2 shall be read to make CRC responsible from and after the Closing Date for the Assumed Liabilities, which Assumed Liabilities shall become the sole liability of the JV on and after the Closing Date. Accordingly, revenues and expenses relating to the CRC Assigned Contracts shall be apportioned between CRC and the JV as of the Closing Date. CRC and the JV shall cooperate reasonably and in good faith to agree mutually to a final proration schedule as promptly as practicable. Adjustments required as a result of such schedule as to which the parties have agreed shall be made by prompt payment from CRC to the JV or by the JV to CRC, as the case may be.

     Section 2.3 Further Assurances. At any time or from time to time after the date hereof, each of CRC and the JV shall, at the reasonable request of the other, execute and deliver any further instruments or documents and take any and all such further actions as the requesting party may reasonably request in order to consummate and make effective the transactions contemplated by this Agreement and to put the JV in operating control of the CRC Contributed Assets. Without limiting the foregoing, except as indicated on Schedule 3.3(a), CRC shall use its reasonable best efforts after the Effective Date to obtain the Required Consents (as defined in Section 3.3(b) below).

                                  ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF CRC

     CRC hereby represents, warrants and agrees as follows:

     Section 3.1 Existence and Good Standing. CRC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New York, and has all requisite corporate power and authority to own its property, to carry on its business as presently conducted and to Transfer the CRC Contributed Assets as contemplated under this Agreement. CRC is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure to be so qualified would have a Material Adverse Effect.

     Section 3.2 Corporate Authority. CRC has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by CRC and (assuming the due and valid execution and delivery of this Agreement by the JV) constitutes the legal, valid and binding obligation of CRC, enforceable against CRC in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the rights of creditors generally and by the availability of the remedy of specific performance.

     Section 3.3 Consents and Approvals; No Violations.

     (a) The execution and delivery by CRC of this Agreement, CRC's performance of its obligations hereunder and the consummation by CRC of the transactions contemplated hereby do not and will not, with or without the giving of notice or the lapse of time or both (i) violate, conflict with or result in a breach of or default by CRC under any provision of its corporate organizational documents or of any agreement to which it is a party or by which it or any of the CRC Contributed Assets is bound, (ii) except as set forth on Schedule 3.3(a), require CRC to obtain any consent, waiver, approval, authorization, permit or action of, or any filing with or notification to any Governmental Authority or any third Person that has not been obtained or made, (iii) to its knowledge, contravene any Law, judgment, decree or order applicable to CRC or any of the CRC Contributed Assets or (iv) violate, conflict with, result in a breach of or default by CRC (or give rise to any right of termination, cancellation, payment or acceleration) under, or result in the creation of any Encumbrance upon any of the CRC Contributed Assets under any provision of any agreement to which CRC is a party or by which it or any of the CRC Contributed Assets is bound; except, in the case of the foregoing clauses (i) through (iv), where there would not exist a Material Adverse Effect.

     (b) In the event that the contribution, conveyance, assignment or delivery of any of the CRC Contributed Assets to, or the assumption and acceptance of any of the Assumed Liabilities by, the JV pursuant to this Agreement shall require the consent of any Person and such consent has not been obtained prior to the Closing Date (the "Required Consents"), then:

          (i) unless and until such consent is obtained, the rights to, and obligations under, such asset or liability shall not be assigned, transferred, conveyed or delivered to nor assumed or accepted by the JV pursuant to this Agreement; and

          (ii) with respect to each such asset or liability, the parties hereto shall make and collect such payments (both among themselves and to and from other Persons) and take such other actions as shall be reasonably necessary to place the parties hereto in the economic position as equivalent as possible to that which they would have occupied had such consent been obtained and such asset or liability been transferred or assumed.

     When such consents to the assignment, transfer, conveyance and delivery or the assumption or acceptance of such asset or liability have been obtained, it shall thereupon automatically be assigned, transferred, conveyed and delivered to or assumed and accepted by the JV.

     Section 3.4 Restrictive Documents. CRC is not subject to, or a party to, any charter, by-law, mortgage, lien, lease, license, permit, agreement, contract, instrument, Law, judgment or decree, or any other restriction of any kind or character, which materially and adversely affects any of the CRC Contributed Assets, or which conflicts with or would prevent (i) consummation of the transactions contemplated by this Agreement or (ii) compliance by CRC with the terms, conditions and provisions hereof.

     Section 3.5 Title to Properties; Encumbrances; Condition. The CRC Contributed Assets are free of any Encumbrance of any kind except for Encumbrances for current Taxes, assessments or governmental charges or levies on property not yet due and delinquent, or statutory Encumbrances of landlords, carriers, mechanics and similar Encumbrances arising by operation of law in the ordinary course of business for sums not yet delinquent (such liens collectively, the "Permitted Encumbrances"), and pursuant to this Agreement the JV will acquire valid and marketable title to the CRC Contributed Assets free of Encumbrances other than Permitted Encumbrances.

     Section 3.6 CRC Assigned Contracts. Each and every contract and/or account included as part of the CRC Contributed Assets (the "CRC Assigned Contracts") is in full force and effect and is a valid and enforceable agreement, and there exists no default thereunder by CRC or event of default or event, occurrence, condition or act (including without limitation the conveyance of the CRC Contributed Assets hereunder) by or with respect to CRC which, with the giving of notice, the lapse of time or the happening of any other event or condition, would become a default or event of default thereunder. To the knowledge of CRC, all of the covenants to be performed by any other party thereto have been fully performed. Except as set forth on Schedule 3.6, there are no disputes with respect to any CRC Assigned Contract. Except as set forth on Schedule 3.6, the continuation and validity of the CRC Assigned Contracts will in no way be affected by the transfer of the CRC Assigned Contracts under this Agreement or the transactions contemplated hereby. Except as set forth on Schedule 3.6, no party to any CRC Assigned Contract has given notice of its intent to terminate, or not renew, its relationship with CRC and no such party has otherwise changed significantly its relationship, or the terms upon which it conducts business with CRC, or notified CRC that it intends to do so, whether in connection with the transactions contemplated by this Agreement or otherwise. CRC has provided the JV with true, correct and complete copies of each of the CRC Assigned Contracts, including all amendments thereto.

     Section 3.7 Permits. CRC holds all material governmental and other third party permits (including occupancy permits), licenses, consents and authorizations ("Permits") required in connection with the use, operation or ownership of the CRC Contributed Assets. Each of such Permits are transferable with the CRC Contributed Assets to the JV. Any applications for the renewal of any such Permit due prior to the Closing Date have been timely filed. No proceeding to modify, suspend, revoke, withdraw, terminate or otherwise limit any such Permit is pending or, to the knowledge of CRC, threatened. No administrative or governmental action has been taken or, to the knowledge of CRC, threatened in connection with the expiration, continuance or renewal of any such Permit.

     Section 3.8 Litigation. There is no action, suit, proceeding at law or in equity, arbitration or administrative or other proceeding by or before (or, to the knowledge of CRC, any investigation by) any Authority pending or, to the knowledge of CRC, threatened, affecting the CRC Contributed Assets or affecting the ability of CRC to carry out its obligations under this Agreement.

     Section 3.9 Taxes; Assessments. All tax returns required to be filed by CRC with respect to the CRC Contributed Assets have been duly and timely filed. All federal, local and foreign Taxes relating to the CRC Contributed Assets (other than Taxes not yet due and payable), whether due on the tax returns specified in the previous sentence or otherwise due from CRC, have been duly paid by CRC and there are no liens for Taxes payable by CRC on, or other disputes relating to Taxes payable in respect of, any of the CRC Contributed Assets. To the knowledge of CRC, there are no supplemental Taxes affecting the CRC Contributed Assets, other than those that may arise from the consummation of the transactions set forth in this Agreement. To the knowledge of CRC, the acquisition of the CRC Contributed Assets pursuant to this Agreement shall not result in a reassessment of the CRC Contributed Assets for the purposes of personal property taxes.

     Section 3.10 Compliance with Laws. CRC is in compliance with all Laws, judgments, licenses, Permits, certificates, approvals and decrees applicable to the CRC Contributed Assets, in each case the failure to comply with which would have a Material Adverse Effect. CRC is not in violation of its certificate of incorporation or by-laws in any respect or in default in the performance of any obligation, agreement or condition contained in any debenture, note, other evidence of indebtedness, indenture, lease, loan or other agreement or instrument in any respect that would have a Material Adverse Effect.

     Section 3.11 Liabilities. Except as set forth in Schedule 3.12, CRC does not have any outstanding claim, liability, indebtedness or obligation in respect of the CRC Contributed Assets in excess of $50,000 in any individual case or $250,000 in the aggregate, contingent or otherwise.

     Section 3.12 Real Property. CRC owns no real property in connection with the CRC Contributed Assets and has no real property lease or sublease other than those leases constituting CRC Assigned Contracts and set forth on Schedule A. CRC is in compliance in all material respects with all applicable environmental and safety Laws (including, without limitation, all material permits and licenses required thereunder). CRC has received no written notice of any violation of or any liability arising from, or of any facts or circumstances with respect to the past or current operations of CRC that would give rise to, any investigatory, corrective or remedial obligation under any environmental or safety Law. The consummation of the transactions contemplated by this Agreement will not result in any obligations for site investigation or cleanup, or notification to or consent of any Authority or third Persons pursuant to any "transaction-triggered" or "responsible party transfer" environmental or safety Law.

     Section 3.13 Full Disclosure. All documents and other papers delivered by or on behalf of CRC in connection with this Agreement and all other Transaction Documents to which it may be a party, and the transactions contemplated hereby and thereby are true, complete and authentic. No representation, warranty or statement of CRC made in this Agreement or the other Transaction Documents to which it may be a party or the schedules or exhibits hereto or thereto or in any document, statement or certificate furnished to the JV pursuant to this Agreement and the other Transaction Documents contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements made, in light of the circumstances under which they were made, not false or misleading.

                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The JV represents, warrants and agrees as follows:

     Section 4.1 Existence and Good Standing. The JV is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. The JV is newly formed by CRC for the purposes of consummating the transactions contemplated in this Agreement, the Operating Agreement, the ESNI Contribution Agreement and the other Transaction Documents and has no liabilities or obligations other than those arising in connection with the transactions contemplated under the Transaction Documents.

     Section 4.2 Corporate Authority. The JV has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. Such execution, delivery, performance and consummation by the JV have been duly and validly authorized and approved by all required action of the JV. This Contribution Agreement has been duly and validly executed and delivered by the JV and constitutes the legal, valid and binding obligation of the JV, enforceable against the JV in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the rights of creditors generally and by the availability of the remedy of specific performance.

     Section 4.3 Consents and Approvals; No Violations. The execution and delivery by the JV of this Agreement, the JV's performance of its obligations hereunder and the consummation by the JV of the transactions contemplated hereby do not and will not, with or without the giving of notice or the lapse of time or both (i) violate, conflict with or result in a breach of or default by the JV under any provision of its organizational documents or of any agreement to which the JV is a party or by which it or any of its assets is bound, (ii) require the JV to obtain any consent, waiver, approval, authorization, permit or action of, make any filing with, or give any notice to, any Person, (iii) to its knowledge, contravene any Law, judgment, decree or order applicable to the JV or any of its assets or (iv) violate, conflict with, result in a breach of or default by the JV (or give rise to any right of termination, cancellation, payment or acceleration) under, or result in the creation of any Encumbrance upon any of its assets under any provision of any agreement to which the JV is a party or by which it or any of its assets is bound; except, in the case of the foregoing clauses (i) through
(iv), where there would not exist a Material Adverse Effect.

     Section 4.4 Restrictive Documents. The JV is not subject to, or a party to, any charter, by-law, mortgage, lien, lease, license, permit, agreement, contract, instrument, law, rule, ordinance, regulation, order, judgment or decree, or any other restriction of any kind or character, which would prevent
(i) consummation of the transactions contemplated by this Agreement or (ii) compliance by the JV with the terms, conditions and provisions hereof.

     Section 4.5 Litigation. There is no action, suit, proceeding at law or in equity, arbitration or administrative or other proceeding by or before (or, to the knowledge of the JV, any investigation by) any Authority pending or, to the knowledge of the JV, threatened, affecting the CRC Contributed Assets or affecting the ability of the JV to carry out its obligations under this Agreement or affecting the continued commercial exploitation of the CRC Contributed Assets after the date hereof.

                                   ARTICLE V

             SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNITY

     Section 5.1 Survival of Representations and Warranties. The respective representations and warranties of CRC and the JV contained in this Agreement or in any schedule attached hereto shall survive the transfer of the CRC Contributed Assets contemplated hereby for a period of fifteen (15) months. Each of the parties hereto shall be entitled to rely on all such representations and warranties regardless of any investigation by or on its behalf and regardless of whether it knew or should have known that such representation or warranty was not true, correct or complete.

     Section 5.2 Indemnification.

     (a) CRC shall indemnify the JV and each of its Affiliates (including, without limitation, ESNI), directors, principals, officers, employees, independent contractors, agents and representatives, in their capacities as such, and the successors, heirs and personal representatives of any of them (collectively, "JV Indemnified Parties") and hold them harmless from any and all claims, suits, actions, proceedings, investigations, judgments, damages, losses, liabilities and expenses (including, reasonable expenses of investigation and attorneys' fees and expenses) (collectively, "Damages") incurred or suffered by any JV Indemnified Party arising out of or relating to (i) any breach or inaccuracy of any representation or warranty of CRC contained herein (including the Annexes and Schedules attached hereto) or the Transaction Documents or any instruments delivered by CRC pursuant to this Agreement, (ii) any breach of any covenant or other agreement of CRC contained herein (including the Annexes and Schedules attached hereto) or the Transaction Documents or any instruments delivered by CRC pursuant to this Agreement, (iii) the CRC Excluded Assets and the Excluded Liabilities, and (iv) the ownership, operation and use of the CRC Contributed Assets before the Closing Date.

     (b) The JV shall indemnify CRC and each of its Affiliates, directors, principals, officers, employees, independent contractors, agents and representatives, in their capacities as such, and the successors, heirs and personal representatives of any of them (collectively, "CRC Indemnified Parties") and hold them harmless from any and all Damages incurred or suffered by any CRC Indemnified Party arising out of or relating to (i) any breach or inaccuracy of any representation or warranty of the JV contained herein (including the Annexes and Schedules attached hereto) or the Transaction Documents or any instruments delivered by the JV pursuant to this Agreement,
(ii) any breach of any covenant or other agreement of the JV contained herein (including the Annexes and Schedules attached hereto) or the Transaction Documents or any instruments delivered by the JV pursuant to this Agreement, and (iii) the ownership, operation and use of the CRC Contributed Assets on or after the Closing Date.

     (c) The obligations to indemnify and hold harmless pursuant to this Section 5.2, other than pursuant to Sections 5.2(a)(ii), 5.2(a)(iii), 5.2(a)(iv), 5.2(b)(ii) and 5.2(b)(iii), shall survive the consummation of the transactions contemplated by this Agreement for a period of fifteen (15) months. The obligations to indemnify and hold harmless pursuant to Sections 5.2(a)(ii), 5.2(a)(iii), 5.2(a)(iv), 5.2(b)(ii) and 5.2(b)(iii) shall survive the consummation of the transactions contemplated by this Agreement indefinitely.

     (d) Notwithstanding anything to the contrary contained in this Agreement, no amounts of indemnity shall be payable:

          (i) by any party to another party unless and until the party seeking indemnity has suffered or paid Damages in excess of one hundred thousand dollars ($100,000), but upon reaching such amount, from the first dollar to the full extent of all Damages (subject to the other terms and conditions set forth in this Section);

          (ii) by any party to another party to the extent that, as a result of such payment, the cumulative Damages payable by the indemnifying party in the aggregate would be in excess of three million dollars ($3,000,000); provided that the foregoing limitation shall not apply to any claims relating to CRC Excluded Assets or Excluded Liabilities; or

          (iii) to the extent the party seeking indemnity has been made whole, net of tax obligations, with respect to the claimed Damages by insurance or any non-refundable payment by any third Person.

     (e) A party seeking indemnification pursuant to this Section 5.2 (an "Indemnified Party") with respect to a claim, action or proceeding by any other Person shall give prompt written notice to the party from whom such indemnification is sought (the "Indemnifying Party") of the assertion of any claim, or the commencement of any action or proceeding, in respect of which indemnity may be sought hereunder; provided that the failure to give such notice shall not affect the Indemnified Party's rights to indemnification hereunder, except to the extent such failure shall actually prejudice in any material respect the Indemnifying Party's ability to defend such claim, action or proceeding. The Indemnifying Party shall have the right to assume the defense of any such action or proceeding at its expense, with counsel approved by the Indemnified Party (which approval will not be unreasonably withheld). If the Indemnifying Party shall elect not to assume the defense of any such action or proceeding, or fails to make such an election within 20 days after it receives such notice pursuant to the first sentence of this Section 5.2(e), the Indemnified Party may assume such defense at the expense of the Indemnifying Party. The Indemnified Party shall have the right to participate in (but not control) the defense of an action or proceeding defended by the Indemnifying Party hereunder and to retain its own counsel in connection with such action or proceeding, but the fees and expenses of such counsel shall be at the Indemnified Party's expense unless (i) the Indemnifying Party and the Indemnified Party have mutually agreed in writing to the retention of such counsel or (ii) the named parties in any such action or proceeding (including impleaded parties) include the Indemnifying Party and the Indemnified Party, and representation of the Indemnifying Party and the Indemnified Party by the same counsel would create a conflict (in which case the Indemnifying Party shall not be permitted to assume the defense of such claim, action or proceeding); provided that, unless otherwise agreed by the Indemnifying Party, if the Indemnifying Party is obligated to pay the fees and expenses of such counsel, the Indemnifying Party shall be obligated to pay only the fees and expenses associated with one attorney or law firm, as applicable, for the Indemnified Party. An Indemnifying Party shall not be liable under this Section 5.2 for any settlement effected without its written consent, which consent will not be unreasonably withheld, of any claim, action or proceeding in respect of which indemnity may be sought hereunder.

                                   ARTICLE VI

                                 MISCELLANEOUS

     Section 6.1 Annexes and Schedules. The Annexes and Schedules to this Agreement are deemed a part of this Agreement and are subject to all of the provisions herein. Any fact or item that is clearly disclosed on any Annex or
Schedule in such a way as to make its relevance to any representation made elsewhere in this Agreement or to the information called for by any other Annex or Schedule readily apparent shall be deemed to be an exception to such representation or to be disclosed on such other Annex or Schedule, as the case may be, notwithstanding the omission of a reference or cross-reference thereto. Any fact or item disclosed on any Annex or Schedule shall not by reason only of such inclusion be deemed to be material and shall not be employed as a point of reference in determining any standard of materiality under this Agreement.

     Section 6.2 Governing Law; Consent to Jurisdiction.

     (a) This Agreement shall be governed by, interpreted under and construed in accordance with the internal laws of the State of New York applicable to contracts executed and to be performed wholly in that state without giving effect to the choice or conflict of laws principles or provisions thereof.

     (b) CRC and the JV each hereby irrevocably submits to the jurisdiction of any state or federal court sitting in the City, County and State of New York in respect of any enforcement proceeding arising out of or relating to this Agreement, which courts shall have exclusive jurisdiction over and with respect to any such enforcement proceeding, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the aforesaid courts. CRC and the JV each hereby irrevocably waives, to the fullest extent such party may effectively do so under applicable Law, trial by jury and any objection that such party may now or hereafter have to the laying of venue of any such enforcement proceeding brought in any such court and any claim that any such enforcement proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of any party to serve process in any manner permitted by law or to commence enforcement proceedings or otherwise proceed against the other party in any other jurisdiction.

     Section 6.3 Notice. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) upon delivery, if delivered personally, (ii) three (3) Business Days after deposit in the United States mail, if sent by registered or certified mail, return receipt requested, postage prepaid (provided that such method of notice shall be acceptable only if posted in the United States to a United States address), (iii) two (2) Business Days after deposit with a nationally recognized overnight courier service, if sent by courier service, or
(iv) upon confirmation of receipt, if sent by facsimile transmission, and, in any case, properly addressed to the parties as follows:

     IF TO CRC:

        CRC, Inc.
        1290 Avenue of the Americas, 39th Floor
        New York, New York 10104
        Attn: Chief Executive Officer
        Telecopier: (212) 906-9500

        with copies (which shall not constitute notice) to:

        E-Sync Networks, Inc.
        [35 Nutmeg Drive
        Trumbull, Connecticut 06611]
        Attn: President and Chief Operating Officer
        Telecopier: (203) 601-3151

        Finn Dixon & Herling LLP
        One Landmark Square, Suite 1400
        Stamford, Connecticut 06901-2689
        Attn: David I. Albin, Esq.
        Telecopier: (203) 348-5777

        Kramer Levin Naftalis & Frankel LLP
        919 Third Avenue
        New York, New York 10022
        Attn: Ely D. Tendler, Esq.
        Telecopier: (212) 715-8000

     IF TO THE JV:

        E-Sync Networks, LLC
        1290 Avenue of the Americas, 39th Floor
        New York, New York 10104
        Attn: General Manager
        Telecopier: (212) 906-9500

        with copies (which shall not constitute notice) to:

        E-Sync Networks, Inc.
        [35 Nutmeg Drive
        Trumbull, Connecticut 06611]
        Attn: President and Chief Operating Officer
        Telecopier: (203) 601-3151

        Finn Dixon & Herling LLP
        One Landmark Square, Suite 1400
        Stamford, Connecticut 06901-2689
        Attn: David I. Albin, Esq.
        Telecopier: (203) 348-5777

or to such other address or addresses as a party may from time to time designate as to itself, by notice as provided herein, provided that any such notice shall be deemed effectively given only upon receipt.

     Section 6.4 Finders' Fees. CRC and the JV each represents to the other parties that it neither is nor will be obligated to pay any finder's fee, brokerage commission or similar fee in connection with the transactions contemplated by this Agreement or any other Transaction Documents, and that it has dealt with no finder, broker or other third Person in connection with the transactions contemplated by this Agreement or any other Transaction Documents. CRC and the JV each agrees to indemnify and hold the other parties harmless from any liability for any commission or compensation in the nature of a finder's fee, brokerage commission or similar fee (and the costs and expenses, including, reasonable attorneys' fees, of defending against such liability or asserted liability) incurred by such other parties, including any arising out of any breach of such other party's foregoing representation.

     Section 6.5 Expenses. Each of the parties shall bear its own expenses, including but not limited to counsel and accounting fees, in connection with the transactions contemplated hereby. CRC agrees to pay any transfer Taxes that may be payable in connection with the execution, delivery and performance of this Agreement or the transfer of any or all of the CRC Contributed Assets, and shall indemnify the JV against any liability for payment thereof and shall furnish to the JV evidence of payment upon request. CRC shall prepare and file any required tax returns and other required documents with respect to such taxes.

     Section 6.6 Specific Performance. CRC and the JV each acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, CRC and the JV each agrees that the other parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and all agreements and transactions contemplated hereby, and to enforce specifically this Agreement and all agreements and transactions contemplated hereby, and the terms and provisions hereof or thereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter (subject to the provisions set forth in Section 6.2 of this Agreement and Section 10.6 of the ESNI Contribution Agreement incorporated herein by reference), in addition to any other remedy to which it may be entitled, at law or in equity.

     Section 6.7 Other Provisions. The provisions of Sections 10.1, 10.3-10.6, 10.8, 10.9, 10.13 of the ESNI Contribution Agreement are incorporated herein by reference and made a part hereof, mutatis mutandis.

                                  ARTICLE VII
                                  DEFINITIONS

     Section 7.1 Defined Terms. The terms listed below in this Section 7.1 shall have the following respective meanings in this Agreement:

          "Assumed Liabilities" shall have the meaning set forth in Section 1.3 hereunder.

          "Authority" shall have the meaning set forth in Section 2.1(b) hereunder.

          "Books and Records" shall have the meaning set forth in Section 2.1(a) hereunder.

          "Capital Contribution" shall have the meaning set forth in Section 1.1 of the Operating Agreement.

          "CRC" shall have the meaning set forth in the Preamble hereunder.

          "CRC Assigned Contracts" shall have the meaning set forth in Section
     3.6 hereunder.

          "CRC Contributed Assets" shall have the meaning set forth in Recital D hereunder.

          "CRC Excluded Assets" shall have the meaning set forth in Section 1.2 hereunder.

          "Damages" shall have the meaning set forth in Section 5.2 hereunder.

          "Encumbrances" shall mean liens, security interests, options, rights of first refusal, easements, mortgages, charges, debentures, indentures, deeds of trust, rights-of-way, restrictions, agreements, encroachments, licenses, leases, permits, security agreements or any other encumbrances and other restrictions or limitations on use of real or personal property or irregularities in title thereto.

          "ESNI" shall have the meaning set forth in Recital B hereunder.

          "ESNI Contribution Agreement" is that certain Contribution Agreement,
     dated as of August   , 2001, by and among the JV, ESNI and CRC, as the same
     may be amended from time to time.

          "Excluded Liabilities" shall have the meaning set forth in Section 1.4 hereunder.

          "Governmental Entity" means any court, arbitral tribunal, administrative agency or commission or other governmental or other regulatory authority or agency.

          "JV" shall have the meaning set forth in the Preamble hereunder.

          "Law" shall have the meaning set forth in Section 2.1(b) hereunder.

          "Lien" or "Liens" shall mean any mortgage, pledge, security interest, conditional sale or other title retention agreement, encumbrance, lien, easement, claim, right, covenant, restriction, right of way, warrant, option or charge of any kind, including any liens to secure the payment or collection of Taxes.

          "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, liabilities, financial condition or prospects of CRC or the JV, as the case may be, or on the transactions contemplated hereby.

          "Operating Agreement" means the Operating Agreement of the JV, dated as of the date hereof, by and among the JV, CRC and ESNI, as the same may be amended from time to time.

          "Permitted Encumbrances" shall have the meaning set forth in Section
     3.5 hereunder.

          "Permits" shall have the meaning set forth in Section 3.7 hereunder.

          "Person" means an individual, a partnership, a limited liability partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a Governmental Entity or any other entity.

          "Tax" means any of the Taxes, and "Taxes" means all taxes, fees, charges, levies, excises, duties, or assessments of any kind whatsoever, including income, gross receipts, ad valorem, premium, excise, real property, personal property, windfall profit, sales, use, transfer, licensing, import, export, withholding, employment, payroll, social security, medicare, environmental, customs duties, value added, alternative or add-on minimum estimated and franchise taxes, together with additions to tax or additional amounts, interests and penalties relating thereto that may be imposed by any Governmental Entity.

          "Transfer" shall have the meaning set forth in Section 1.1 hereunder.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have caused their authorized representatives to execute this Agreement as of the date first above written.

                                          E-SYNC NETWORKS, LLC

                                          By: CRC Management Services, Inc.

                                          Its: General Manager

                                            By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                          CRC, INC.

                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                   (EXHIBIT B TO COMPANY CONTRIBUTION AGREEMENT)

                         MANAGEMENT SERVICES AGREEMENT

     This MANAGEMENT SERVICES AGREEMENT (this "Agreement") is entered into as of
[          , 2001] (the "Effective Date"), by and between CRC MANAGEMENT
SERVICES, INC. (the "Manager"), a New York corporation and an affiliate of CRC, Inc. ("CRC"), a New York corporation, and E-SYNC NETWORKS, LLC, a Delaware limited liability company (the "Company").

     WHEREAS, E-Sync Networks Inc., a Delaware corporation ("ESNI"), holds a fifty-one (51%) percent membership interest in the Company and CRC holds a forty-nine (49%) percent membership interest in the Company;

     WHEREAS, the Company has the need for and wishes the Manager to provide the Management Services (as defined below) relating to the operations of its business, offices and facilities by acting as the General Manager of the Company, with all of the power, authority, duties and responsibilities associated with such position as described under Article III of the Operating
Agreement of E-Sync Networks, LLC dated [          , 2001] (the "Operating
Agreement") among CRC, ESNI and the Company;

     WHEREAS, the Manager wishes to provide the Management Services for the Company; and

     WHEREAS, the Company has agreed to compensate the Manager and reimburse the Manager for the cost of the Management Services as provided in this Agreement; and

     NOW, THEREFORE, for and in consideration of the foregoing and the terms and conditions contained hereinafter, the parties hereto agree as follows:

     1. Term. This agreement shall remain in full force, as amended in accordance with Section 9(a) herein from time to time, indefinitely unless earlier terminated in accordance with the following:

          (a) subject to clause (c) below, this agreement may be terminated at any time by written agreement between the Manager and the Company;

          (b) subject to clause (c) below, from and after [          , 2004],
     this agreement may be terminated by either party upon 120 days advance written notice to the other; provided that if the Company terminates this Agreement pursuant to this clause (b) for any reason other than (i) for Cause (as defined below) or (ii) upon the sale by CRC of a majority of its Interests in the Company pursuant to Article 8 of the Operating Agreement (other than Section 8.2 therein) (in which event notwithstanding anything to the contrary contained herein the Company may terminate this Agreement upon sixty (60) days notice), the Company must pay a termination fee in an amount equal to twice the Company's reported revenues for the immediately preceding twelve (12) months; provided, however, that if the Company terminates this Agreement pursuant to this clause (b) for any reason including pursuant to clause (i) or (ii) above, all amounts payable from the Company or ESNI to the Manager or its affiliates and contractors must be paid in full prior to termination; and

          (c) notwithstanding any other provisions of this Agreement, at no time and under no circumstances may this Agreement be terminated by the Company or CRC Management Services, Inc. be removed from the position of Manager, if at such time the Company has a credit facility that is guaranteed by CRC or Joshua Wurzburger ("JW"), unless CRC and JW are fully and unconditionally released from such guaranty or all obligations of CRC and/or JW pursuant to such guaranty are guaranteed by a third party, such release or third party to be approved by CRC and/or JW, such approval not to be unreasonably withheld. The Manager shall not enter into a credit facility guaranteed by CRC or JW if an alternative credit facility, with terms substantially the same as those of the credit facility to be guaranteed by CRC or JW, is available to the Company.

          For the purposes of this Section 1, "Cause" shall be limited to (A) material breaches of this Agreement that either (i) cannot be cured, or
     (ii) that the Manager fails to cure within a reasonable period following receipt of written notice thereof from the Company, or (B) any material act of fraud or gross negligence ("Actionable Conduct") in connection with the performance of the Manager's duties hereunder. Any dispute as to materiality of a breach, the alleged Actionable Conduct or whether the Company has Cause to terminate this Agreement pursuant to Section 1(b) shall be submitted to arbitration pursuant to, and in accordance with, Section 9(c) below.

     2. Services. The Manager agrees to provide, and the Company agrees to accept, the administrative, financial and other management services necessary for the operations of the Company (collectively, the "Management Services").

     3. Compensation.  The Company shall pay the Manager as follows:

          (a) Base Rate. The Company shall pay the Manager 1% of the Company's reported revenues, calculated on a monthly basis (the "Base Rate"). Payment to the Manager of the Base Rate shall be made no later than thirty days after the end of each month. If such payment is not made within such thirty-day period, until such amount is paid to the Manager, interest thereon shall accrue and be payable at the rate of prime plus 2%.

          (b) Incentive Payment. The Base Rate shall increase to 1.5% of the Company's reported revenues with respect to each semi-annual period during which the Company's reported revenues have increased at least 15% from the corresponding period in the previous year. The six-month periods are to be calculated commencing January 1 and July 1, beginning with January 1, 2002; provided that the Base Rate shall increase to 1.5% of the Company's reported revenues if the Company's reported revenues during the fourth quarter of the year ended December 31, 2001 have increased at least 15% from the third quarter of such year. In the event of any such increase in the Base Rate, the differential between the payments made with respect to such semi-annual period in accordance with Section 3(a) above and the payments to which the Manager is entitled pursuant to this Section 3(b) shall be paid by the Company to the Manager within 5 business days of the Company's receipt from the Manager of a written notice, setting forth the calculation evidencing such 15% increase in the Company's reported revenues for the relevant period.

          (c) Additional Fees. The Company agrees to compensate the Manager for all services other than the Management Services and general management relating to specific projects. Such compensation will be paid at the mean rate paid by the Manager's other customers for similar services during the prior three months. Examples of services that would qualify for this payment of additional fees include, without limitation, software development or programming and help-desk.

     4. Expenses.

     (a) The Manager shall have full and complete authority, power and discretion, in the name and on behalf of the Company, to do all things necessary or convenient to manage and control the business, affairs and properties of the Company, including, without limitation, the power to:

          (i) hire and fire personnel and retain and engage professionals directly involved in the Management Activities;

          (ii) invoice and collect payments from customers;

          (iii) make disbursements to vendors and suppliers; and

          (iv) pay personnel through its own paymaster;

provided, however, in no event shall the Manager be obligated to advance or loan money to the Company; and provided further, however, that nothing in this
Section 4(a) shall in any way permit the Manager to take any action that it is prohibited from taking (or prohibited from taking without the consent of ESNI) under the Operating Agreement.

     (b) The Company will pay expenses incurred by the Manager in connection with its performance of the Management Services. Allocable general costs, administrative costs, sales costs, marketing costs, recruiting costs and overhead will be allocated between the Manager and the Company according to the effort expended for providing the Management Services. Generally this shall be allocated in proportion to the relative revenues of the Manager and the Company. However, the Manager may allocate expenses according to different criteria (for example, actual expenses, planned revenue, planned expenses, research and development, special projects) when the relative revenues do not represent an accurate measure of effort expended.

     (c) The Company shall also reimburse the Manager for the allocable expenses pursuant to Section 4(b) above and for its reasonable out-of-pocket expenses incurred in connection with the Management Services. The Manager shall provide the Company with an invoice with respect to such expenses on a monthly basis, and payment to the Manager by the Company shall be made within thirty days of the date of such invoice. If such payment is not made within such thirty-day period, until such amount is paid to the Manager, interest thereon shall accrue and be payable at the rate of prime plus 2%.

     (d) Neither the Manager nor any affiliate of the Manager shall enter into any material business transaction, including, without limitation, any loans or extensions of credit or royalty agreements, with the Company, except in the ordinary course of business and on terms not less favorable to the Company than the Company would reasonably expect to obtain in a similar business transaction between unrelated parties. The foregoing shall not be deemed to limit in any manner the right of the Manager or any of its affiliates from (i) performing or exercising any rights under the Operating Agreement or pursuant to the transactions contemplated thereby, or (ii) obtaining and perfecting any purchase money security interest in equipment or other supplies provided to the Company by the Manager or any of its affiliates or for which purchase money financing with respect to such equipment or supplies was provided to the Company by the Manager or its affiliates.

     5. Obligations.

     (a) The Company agrees to fully cooperate with the Manager and to supply the Manager with any and all information reasonably necessary to enable the Manager to perform the Management Services hereunder, in such form as may be reasonably requested. The Company will give the Manager representatives free access to any and all sources of information necessary to enable the Manager to perform its obligations hereunder.

     (b) The Manager agrees to cooperate with the Company and to supply the Company with information reasonably necessary to enable the Company to meet its legal and tax reporting requirements, including, without limitation, its Members' periodic reporting obligations under the Securities Exchange Act of 1934, as amended. The Company shall reimburse the Manager for the expenses incurred in providing such information to the Company.

     (c) The Manager agrees to act in a commercially reasonable manner in exercising its powers, taking actions in the Company's behalf and performing its activities and responsibilities pursuant to this Management Services Agreement and the Operating Agreement.

     6. Liability. The Manager shall have no liability to the Company for damages except to the extent of the actual damages (excluding lost profits or special or punitive damages) suffered by the Company as a direct result of the willful misconduct of the Manager.

     7. Indemnification by the Company. (a) The Company shall indemnify an indemnified representative (defined herein) against any liability (defined herein) incurred in connection with any proceeding (defined herein) in which the indemnified representative may be involved as a party or otherwise, as and when incurred, by reason of the fact that such indemnified representative is or was serving in an indemnified capacity (defined herein), including, without limitation, liabilities resulting from any actual or alleged breach or neglect of duty, error, misstatement or misleading statement, negligence, gross negligence or act giving rise to liability, except:

          (i) where such indemnification is expressly prohibited by applicable law;

          (ii) where the conduct of the indemnified representative has been finally determined (A) to constitute gross negligence, reckless conduct, intentional misconduct or a knowing violation of law, sufficient in the circumstances to bar indemnification against liabilities arising from the conduct; (B) to constitute a breach of Section 5.1 of the Operating Agreement; or (C) to be based upon or attributable to the receipt by the indemnified representative from the Company of a personal benefit to which the indemnified representative is not legally entitled; or

          (iii) to the extent such indemnification has been finally determined in a final adjudication to be otherwise unlawful.

     (b) If an indemnified representative is entitled to indemnification in respect of a portion, but not all, of any liabilities to which such indemnified representative may be subject, the Company shall indemnify such indemnified representative to the maximum extent for such portion of the liabilities.

     (c) The termination of a proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the indemnified representative is not entitled to indemnification.

     (d) Definitions. For purposes of this Section 7:

          (i) "indemnified capacity" means any and all past, present and future service by an indemnified representative in one or more capacities as General Manager, officer, or authorized agent of the Company or the General Manager;

          (ii) "indemnified representative" means the Manager, all employees, agents, representatives and authorized agents of the Manager and any other natural person or entity designated as an indemnified representative by the mutual consent of the Manager and the Company;

          (iii) "liability" means any damage, judgment, amount paid in settlement, fine, penalty, punitive damages, tax, or cost or expense of any nature (including, without limitation, attorneys' fees and disbursements); and

          (iv) "proceeding" means any threatened, pending or completed action, suit, appeal or other proceeding of any nature, whether civil, criminal, administrative or investigative, whether formal or informal, and whether brought by or in the right of the Company, a class of its Members or security holders or otherwise.

     (e) Proceedings Initiated by Indemnified Representatives. The provisions of this Section 7 shall apply to an indemnified representative with respect to any liability incurred in a proceeding initiated (which shall not be deemed to include counterclaims or affirmative defenses) or participated in as an intervenor or amicus curiae by the indemnified representative seeking indemnification.

     (f) Advancing Expenses. The Company shall pay the expenses (including attorneys' fees and disbursements) incurred in good faith by an indemnified representative in advance of the final disposition of a proceeding described in
Section 7(a) or the initiation of or participation in which is authorized pursuant to Section 7(e) upon receipt of an undertaking by or on behalf of the indemnified representative to repay the amount if it is ultimately determined that such indemnified representative is not entitled to be indemnified by the Company pursuant to this Section 7. The financial ability of an indemnified representative to repay an advance shall not be a prerequisite to the making of such advance.

     (g) Payment of Indemnification. An indemnified representative shall be entitled to payment with respect to indemnification within twenty (20) days after a written request for such payment has been delivered to the Company.

     (h) Contribution. If the indemnification provided for in this Section 7 or otherwise is unavailable for any reason in respect of any liability or portion thereof, the Company shall contribute to the liabilities to which the indemnified representative may be subject in such proportion as is appropriate to reflect the intent of this Section 7.

     (i) Mandatory Indemnification of Manager. To the extent that an indemnified representative has been successful on the merits or otherwise in defense of any proceeding or in defense of any claim, issue or matter therein, such indemnified representative shall be indemnified against expenses (including attorneys' fees and disbursements) actually incurred by such representative in connection therewith. This Section 7(i) shall not be interpreted in any way that limits the applicability or scope of Section 7(f).

     (j) Contract Rights; Amendment or Repeal. All rights under this Section 7 shall be deemed a contract between the Company and the indemnified representative pursuant to which the Company and each indemnified representative intend to be legally bound. Any repeal, amendment or modification hereof shall be prospective only and shall not affect any rights or obligations then existing.

     (k) Scope of Section. The rights granted by this Section 7 shall not be deemed exclusive of any other rights to which those seeking indemnification, contribution or advancement of expenses may be entitled under any statute, agreement or vote of disinterested members of the Company, both as to action in an indemnified capacity and as to action in any other capacity. The indemnification, contribution and advancement of expenses provided by or granted pursuant to this Section 7 shall continue as to any person or entity who has ceased to be an indemnified representative in respect of matters arising prior to such time, and shall inure to the benefit of the heirs, executors, administrators, personal representatives, successors and permitted assigns of such a person or entity.

     (l) Reliance on Provisions. Each person or entity who shall act as an indemnified representative of the Company shall be deemed to be doing so in reliance upon the rights of indemnification, contribution and advancement of expenses provided by this Section.

     (m) Indemnification Insurance. The Company shall obtain and maintain indemnification insurance of a character and nature that provides coverage satisfactory to the Manager.

     8. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be (i) sent by registered or certified mail, return receipt requested, (ii) hand delivered, (iii) sent by electronic mail, or (iv) sent by prepaid overnight carrier, with a record of receipt, to the parties at the following addresses (or at such other addresses as shall be specified by the parties by like notice):

     (a) if to the Manager:

       CRC Management Services, Inc.
        1290 Avenue of the Americas, 39th Floor
        New York, New York 10104
        Attn: Chief Executive Officer
        Telecopier: (212) 906-9500

        with a copy (which shall not constitute notice) to:

        Kramer Levin Naftalis & Frankel LLP
        919 Third Avenue
        New York, New York 10022
        Attn: Ely D. Tendler, Esq.
        Telecopier: (212) 715-8000

     (b) if to the Company:

        E-Sync Networks, LLC
        1290 Avenue of the Americas, 39th Floor
        New York, New York 10104
        Attn: General Manager
        Telecopier: (212) 906-9500
         with a copy (which shall not constitute notice) to:

         Finn Dixon & Herling LLP
        One Landmark Square, Suite 1400
        Stamford, Connecticut 06901-2689
        Attn: David I. Albin, Esq.
        Telecopier: (203) 348-5777

Each notice or communication shall be deemed to have been given on the date received.

     9. Miscellaneous Provisions.

     (a) This Agreement contains the complete understanding of the parties hereto and there are no understandings, representations, or warranties of any kind, express or implied not specifically set forth herein. This Agreement may be amended only by written documents signed by duly authorized representatives of each of the parties hereto.

     (b) This Agreement shall be governed by, interpreted under and construed in accordance with the internal laws of the State of New York applicable to contracts executed and to be performed wholly in that state without giving effect to the choice or conflict of laws principles or provisions thereof

     (c) The parties hereto agree that any and all disputes, claims or controversies arising out of or relating to this Agreement that are not resolved by their mutual agreement shall be submitted to final and binding arbitration before JAMS, or its successor, pursuant to the United States Arbitration Act, 9 U.S.C. Sec. 1, et seq. Either party may commence the arbitration process called for in this Agreement by filing a written demand for arbitration with JAMS, with a copy to the other party. The arbitration will be conducted in accordance with the provisions of JAMS' Comprehensive Arbitration Rules and Procedures in effect at the time of filing of the demand for arbitration. The parties will cooperate with JAMS and with one another in selecting an arbitrator from JAMS' panel of neutrals, and in scheduling the arbitration proceedings. The parties covenant that they will participate in the arbitration in good faith, and that they will share equally in its costs. The provisions of this paragraph may be enforced by any court of competent jurisdiction, and the party seeking enforcement shall be entitled to an award of all costs, fees and expenses, including attorneys fees, to be paid by the party against whom enforcement is ordered.

     (d) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single agreement.

     (e) This Agreement shall be for the benefit of the Manager and the Company and shall be binding upon the parties and their respective successors and permitted assigns.

     (f) Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such term or provision shall be enforced to the maximum extent permitted by law and, in any event, such illegality or invalidity shall not affect the validity of the remainder of the Agreement.

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the day and year first above written.
                                          E-SYNC NETWORKS, LLC

                                          By: CRC Management Services, Inc.

                                          Its: General Manager

                                            By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                          CRC MANAGEMENT SERVICES, INC.

                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:

CONSENTED TO AND ACKNOWLEDGED:

E-SYNC NETWORKS, INC.

By:
----------------------------------------------------
Name:
Title:

                                   (EXHIBIT C TO COMPANY CONTRIBUTION AGREEMENT)

                              E-SYNC NETWORKS, LLC

                              OPERATING AGREEMENT

                                  BY AND AMONG

                              E-SYNC NETWORKS, LLC

                                   CRC, INC.

                                      AND

                             E-SYNC NETWORKS, INC.

                              E-SYNC NETWORKS, LLC

                              OPERATING AGREEMENT

     This OPERATING AGREEMENT is made and entered into as of [            ,
2001] (the "Effective Date") by and among E-SYNC NETWORKS, LLC, a Delaware limited liability company (the "Company"), CRC, INC., a New York corporation ("CRC"), and E-SYNC NETWORKS, INC., a Delaware corporation ("ESNI"). Certain other capitalized terms used in this Operating Agreement have the meanings given to them in Section 1.1.

                                   BACKGROUND

     A. CRC is in the technology management services business.

     B. ESNI is a provider of e-business infrastructure products and services.

     C. Prior to the consummation of the transactions contemplated under the ESNI Contribution Agreement, the Company is a wholly-owned subsidiary of CRC.

     D. CRC and ESNI desire that the Company exploit commercially the CRC Contributed Assets, the ESNI Contributed Assets and the synergies between the respective businesses of CRC and ESNI.

     E. This Operating Agreement is being entered into in connection with (i) the ESNI Contribution Agreement, pursuant to which ESNI will contribute the ESNI Contributed Assets to the Company in exchange for 51% of the Membership Interests and (ii) the CRC Contribution Agreement pursuant to which CRC will contribute the CRC Contributed Assets to the Company in exchange for 49% of the Membership Interests.

     F. ESNI has agreed to change its corporate name from "E-Sync Networks, Inc." and to transfer all of its rights, title and interests to the "E-Sync Networks" name to the Company.

                                   ARTICLE XI

                               GENERAL PROVISIONS

     Section 11.1 (a) Certain Definitions. As used in this Operating Agreement, the following terms have the respective meanings assigned to them below:

          "Act" means the Delaware Limited Liability Company Act, Title 6, Sections 18-101 et seq., and any successor statute, as the same may be amended from time to time.

          "Additional Agreements" means each of the following agreements of even date herewith and the agreements and documents executed and delivered pursuant thereto:

             (a) ESNI Contribution Agreement;

             (b) CRC Contribution Agreement;

             (c) Management Services Agreement;

             (d) First Installment Note;

             (e) Extended Installment Note, if applicable (together with the First Installment Note, the "Promissory Notes");

             (f) Security Agreement;

             (g) Warrant;

             (h) Registration Rights Agreement; and

             (i) the agreements and instruments evidencing the Credit Facility;

     Except as may be expressly set forth in this Operating Agreement to the contrary, any breach by a Member's Affiliate of an Additional Agreement or other agreement between the Company and such Affiliate shall be attributed to the applicable Member and shall be construed as a breach by such Member for all purposes hereunder. Without limiting the foregoing, it is expressly acknowledged that a breach by the General Manager of the Management Services Agreement shall constitute a breach by CRC and, subject to Section
     12.12 and provided that the General Manager is an Affiliate of CRC, the other Members may enforce any claim they have against the General Manager arising under the Management Services Agreement against CRC.

          "Adjusted Capital Account" means, for any Member, its Capital Account balance maintained and adjusted as required by Treasury Regulations Section 1.704-1(b)(2)(iv).

          "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person; and for purposes of the foregoing, "control" means (i) the ownership of more than 50% of the voting securities or other voting interests of another Person, or (ii) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting shares, by contract or otherwise.

          "Agreed Value" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

             (a) The initial Agreed Value of any asset contributed by a Member to the Company shall be the gross Fair Market Value of such asset;

             (b) The Agreed Values of all Company assets shall be adjusted to equal their respective gross Fair Market Values (taking IRC Section 7701(g) into account) as of the following times: (i) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis capital contribution; (ii) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company;
        (iii) the liquidation of the Company within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g); (iv) the dissolution of the Company in accordance with Article IX; and (v) at such other times as the Tax Matters Member shall reasonably determine necessary or advisable in order to comply with Treasury Regulations Sections 1.704-1(b) and 1.704-2; provided that the adjustments described in clauses (i) and (ii) of this paragraph shall be made only if the Tax Matters Member reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Members in the Company.

             (c) The Agreed Value of any Company asset distributed to any Member shall be the gross Fair Market Value (taking IRC Section 7701(g) into account) of such asset on the date of distribution; and

             (d) The Agreed Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to IRC Section 732(d), IRC Section 734(b) or IRC Section 743(b), but only to the extent that such adjustments are taken into account in determining capital accounts pursuant to Treasury Regulations
        Section 1.704-1(b)(2)(iv)(m); provided that Agreed Values shall not be adjusted pursuant to this clause (d) to the extent that an adjustment pursuant to clause (b) of this definition is made in connection with a transaction that would otherwise result in an adjustment pursuant to this clause (d).

     The Agreed Values of the Company's assets immediately following the contribution of the ESNI Contributed Assets pursuant to the ESNI Contribution Agreement and the contribution of the CRC Contributed Assets pursuant to the CRC Contribution Agreement are specified on Schedule A to this Operating Agreement. If the Agreed Value of an asset has been determined or adjusted pursuant to this definition of Agreed Value, such Agreed Value shall thereafter be adjusted by the Depreciation with respect to such asset taken into account in computing Profits and Losses.

          "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

          "Capital Account" means, with respect to a Member, such Member's capital account established and maintained in accordance with the provisions of Section 6.3.

          "Capital Contribution" means the amount in cash and the value of property or services contributed or undertaken to be contributed by each Member to the capital of the Company, whenever made. A loan by a Member of the Company shall not be considered a Capital Contribution.

          "Company" means E-Sync Networks, LLC, a Delaware limited liability company.

          "Contract" means any agreement, lease, evidence of indebtedness, mortgage, indenture, security agreement or other contract or commitment, whether written or oral.

          "CRC Contributed Assets" has the same meaning as that used in the CRC Contribution Agreement.

          "CRC Contribution Agreement" means that certain Contribution Agreement dated the date hereof among CRC and the Company in the form of Exhibit A, pursuant to which CRC shall contribute to the Company the CRC Contributed Assets.

          "Credit Facility" means that certain Credit Facility dated
     [            , 2001] by and among the Company and [Lenders].

          "Depreciation" means, for any relevant period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other relevant period, except that if the Agreed Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year, Depreciation shall be an amount which bears the same ratio to such beginning Agreed Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year bears to such beginning adjusted tax basis (except as otherwise required under Treasury Regulations Section 1.704-3(d)); provided that if the federal income tax depreciation, amortization or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Agreed Value using any reasonable method selected by the Tax Matters Member.

          "Entity" means any corporation, firm, unincorporated organization, association, partnership, limited liability company, business trust, joint stock company, joint venture or other organization, entity or business.

          "ESNI Contributed Assets" has the same meaning as that used in the ESNI Contribution Agreement.

          "ESNI Contribution Agreement" means that certain Contribution
     Agreement dated as of August   , 2001 by and among the Company, ESNI and
     CRC, attached hereto as Exhibit B, pursuant to which ESNI shall contribute to the Company the ESNI Contributed Assets.

          "Extended Installment Note" has the same meaning as that used in the ESNI Contribution Agreement.

          "Fair Market Value" means, with respect to any asset, as of the date of determination, the cash price at which a willing seller would sell, and a willing buyer would buy, each being apprised of all relevant facts and neither acting under compulsion, such asset in an arms-length negotiated transaction with an unaffiliated third party without time constraints, as conclusively determined by the General Manager in good faith and subject to its duties set forth in Section 5.1, except with respect to matters governed by Section 8.3, which shall be determined in accordance with the provisions set forth therein.

          "First Installment Note" has the same meaning as that used in the ESNI Contribution Agreement.

          "GAAP" means United States generally accepted accounting principles, consistently applied.

          "General Manager" means CRC Management Services, Inc., a New York corporation and an Affiliate of CRC.

          "IRC" means the Internal Revenue Code of 1986, as amended.

          "Management Services Agreement" means that certain Management Services Agreement dated the date hereof between CRC and the Company, in the form of Exhibit C.

          "Material Adverse Effect" shall mean, with respect to any party hereto, any action, event or occurrence which has or could have a material adverse effect on the business, assets, operations, prospects, financial condition or results of operations of such party or its respective subsidiaries taken as a whole.

          "Members" means CRC, ESNI and such other Persons who are admitted to the Company in the future in accordance with the terms of this Operating Agreement and shall have agreed to be bound hereby; and "Member" means any one of the Members.

          "Membership Interest" means, with respect to each Member, the entire ownership interests and rights of such Member (expressed as a percentage) in the Company. The sum of the Membership Interests for all Members shall equal one hundred percent (100%).

          "Operating Agreement" means this Operating Agreement, as it may be amended or restated from time to time.

          "Person" means any natural person or Entity.

          "Profits" and "Losses" mean, for each Fiscal Year, an amount equal to the Company's taxable income or loss for such Fiscal Year, determined in accordance with IRC Section 703(a). For the purpose of this definition, all items of income, gain, loss or deduction required to be stated separately pursuant to IRC Section 703(a)(1) shall be included in taxable income or loss with the following adjustments:

             Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition shall be added to such taxable income or loss;

             Any expenditures of the Company described in IRC Section 705(a)(2)(B) or treated as IRC Section 705(a)(2)(B) expenditures pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition shall be subtracted from such taxable income or loss; If the Agreed Value of any Company asset is adjusted pursuant to clause (b) or clause (c) of the definition of Agreed Value above, the amount of such adjustment shall be beneficially owns or controls 50% or more of the outstanding voting power of such Entity.

             "Tax Rate" means [40%].

             "Treasury Regulations" include proposed, temporary and final regulations promulgated under the IRC in effect as of the date of this Operating Agreement and the corresponding sections of any regulations subsequently issued that amend or supersede such regulations. "Warrant" means that certain warrant dated the date hereof issued by ESdepreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year or other relevant period;

             To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to IRC Section 734(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member's interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and

             Notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Section 6.8 shall not be taken into account in computing Profits or Losses.

          "Registration Rights Agreement" means that certain Registration Rights Agreement dated the date hereof between CRC and ESNI.

          "Security Act" means the Securities Act of 1933, as amended from time to time, and including the rules and regulations of the Securities and Exchange Commission thereunder.

          "Security Agreement" means that certain Amended and Restated Pledge
     and Security Agreement dated August   , 2001 by and between CRC and ESNI.

          "Subsidiary" means any Entity in which a Person beneficially owns or controls 50% or more of the outstanding voting power of such Entity.

          "Tax Rate" means [40%](1).

          "Treasury Regulations" include proposed, temporary and final regulations promulgated under the IRC in effect as of the date of this Operating Agreement and the corresponding sections of any regulations subsequently issued that amend or supersede such regulations.

          "Warrant" means that certain warrant dated the date hereof issued by ESNI to CRC.

     (b) The following terms, when used in this Operating Agreement, shall have the meanings defined for such terms in the Section set forth below:

TERM                                                            SECTION
----                                                            -------
"Appraisal Notice"...................................    8.3(a)
"Appraiser"..........................................    8.3(a)
"Approved Banker"....................................    8.7(b)
"Approved Sale"......................................    8.6(a)
"Benefactor".........................................    6.2(a)
"CRC"................................................    introductory paragraph
"Certificate"........................................    1.2
"Change in Control"..................................    8.8(a)
"Change in Ownership"................................    8.11(a)
"Confidential Information"...........................    10.1(a)
"Control Entity".....................................    8.11(a)
"Disclosing Party"...................................    10.1(b)
"Distribution Period"................................    7.1(c)
"Effective Date".....................................    introductory paragraph
"ESNI"...............................................    introductory paragraph
"Exercising Member"..................................    8.3(a)
"Expense Allocation Report"..........................    10.6(e)(i)
"First Offer Exercise Period"........................    8.4(b)
"Fiscal Year"........................................    1.7
"Interest Purchase Option"...........................    8.8(a)
"Liquidating Trustee"................................    9.4(a)
"Mandatory Distribution".............................    7.1(c)
"Mandatory Redemption"...............................    8.7(a)
"Mandatory Redemption Date"..........................    8.7(c)
"Mandatory Redemption Price".........................    8.7(a)

---------------

(1) Subject to review by tax counsel.

TERM                                                            SECTION
----                                                            -------
"Member Notice"......................................    8.4(b)
"Member Option"......................................    8.4(b)
"Notice of Election".................................    8.3(b)
"Offer Notice".......................................    8.4(a)
"Offered Membership Interest"........................    8.4(a)
"Offering Member"....................................    8.4(a)
"Option Exercise Notice".............................    8.8(a)
"Outstanding Balance"................................    8.7(d)
"Preferred Distribution".............................    7.1(b)
"Receiving Party"....................................    10.1(b)
"Recipient"..........................................    8.3(a)
"Redemption Request".................................    8.7(a)
"Relevant Event".....................................    8.8(a)
"Remaining Members"..................................    8.4(a)
"Reorganized Company"................................    9.6
"Rollup".............................................    9.6
"Sale Notice"........................................    8.3(a)
"Section 704(c) Assets"..............................    6.8(a)
"Tag-Along Interests"................................    8.5(b)
"Tag-Along Notice"...................................    8.5(b)
"Tag-Along Transfer".................................    8.5(b)
"Tax Distributions"..................................    7.1(a)
"Tax Matters Member".................................    11.3(a)
"Third Party"........................................    8.4(a)
"Third Party Offer"..................................    8.5(a)
"Unaffiliated Entity"................................    8.11(a)
"Wholly-Owned Subsidiary Transferee".................    8.2

     (c) Unless the context of this Operating Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Operating Agreement; and (iv) the terms "Article", "Section" or "subsection" refer to the specified Article, Section or subsection of this Operating Agreement.

     Section 0.1 The Company; Formation. The Company is a limited liability company governed by the Members and managed by the General Manager. The Company was formed on August 1, 2001 by the execution and filing of a Certificate of Formation (as the same may be amended from time to time, the "Certificate") with the Secretary of State of the State of Delaware. From the date hereof, the Membership Interests of the Members in the Company, and the rights and obligations of the Members with respect thereto and the Company, are subject to all of the provisions of this Operating Agreement and to the provisions of the Act. Where any rights or obligations of a Member are different by reason of any provision of this Operating Agreement than they would be without such provision, this Operating Agreement shall control to the extent permitted by the Act. Promptly following the execution hereof, and from time to time thereafter, the Members shall execute and file or cause to be executed and filed (i) all certificates and statements contemplated by the Act that are approved by the General Manager and are not inconsistent with the provisions of this Operating Agreement and (ii) all other necessary certificates and documents, and shall make all other such filings and recordings, and shall do all other acts as may be reasonably necessary or appropriate from time to time to give effect to this Operating Agreement.

     Section 0.2 Company Name; Place of Business; Registered Office and Agent.

     (a) The Company shall do business under the name "E-SYNC NETWORKS, LLC" or such other name as the General Manager may determine from time to time. ESNI represents and warrants that it has taken all necessary action to change, and has changed, it name from E-Sync Networks, Inc. to a name reasonably satisfactory to all the Members. The name "E-Sync Networks" shall be the exclusive property of the Company, and no Member shall have any right to use, and each Member agrees not to use, such name other than on behalf of the Company, except as may be permitted from time to time by the General Manager. The General Manager shall promptly notify the Members of any change of name of the Company. The General Manager shall from time to time execute and file or cause to be executed and filed all necessary assumed or fictitious business name statements as may be required by law for the operation of the Company in all jurisdictions where the Company does business. Notwithstanding the foregoing, ESNI may continue to use the name "E-Sync Networks" solely to the extent necessary to reference its historical use of such name; provided, however, that in no event shall ESNI continue to use such name for commercial purposes.

     (b) The Company's principal place of business will be at 1290 Avenue of the Americas, 39th floor, New York, New York, 10104, or such location as the General Manager may from time to time designate. The Company may also have offices at such other places within or outside of the State of Delaware as the General Manager may from time to time determine. Prior to conducting business in any jurisdiction other than the State of Delaware, the General Manager shall use reasonable efforts to cause the Company to comply with all requirements necessary to qualify the Company as a foreign limited liability company in such jurisdiction. At the request of the General Manager, each Member shall execute, acknowledge, swear to and deliver all certificates and other instruments conforming with this Operating Agreement that are necessary or appropriate from time to time to qualify, continue or terminate the Company as a foreign limited liability company in each such jurisdiction in which the Company may conduct business from time to time.

     (c) The registered agent for service of process on the Company in the State of Delaware shall be the initial registered agent named in the Certificate and the registered office of the Company required by the Act to be maintained in the State of Delaware shall be the offices of the registered agent. The registered agent and the registered office of the Company may be changed from time to time by action of the General Manager by filing notice of such change with the Secretary of State of the State of Delaware. The General Manager will promptly notify the Members of any such change.

     Section 0.3 Term. The term of the Company shall commence on the date on which the Certificate was filed with the Secretary of State of the State of Delaware and shall continue in perpetuity until dissolved pursuant to the provisions of this Operating Agreement or applicable law.

     Section 0.4 Business of the Company; Powers.

     (a) The purpose of the Company is to exploit commercially the assets to be contributed to it, to engage in any business that is necessary, appropriate or incidental to the foregoing, and to engage in any additional activity for which limited liability companies may be formed under the Act and which is approved in accordance with the provisions of Section 4.1. The Company shall possess and may exercise all the powers and privileges now or hereafter granted by the Act, by any other law or by this Operating Agreement, together with any powers incidental thereto, so far as such powers and privileges are necessary or convenient to the conduct, protection, benefit, promotion or attainment of the business, purposes or activities of the Company.

     (b) Subject to the provisions of this Operating Agreement, the Company may, with the approval of the General Manager, enter into and perform any and all Contracts without any further act, vote or approval of the Members, and the General Manager may authorize any Person to enter into and perform any Contract on behalf of the Company.

     Section 0.5 Taxed as Partnership. The Members intend that the Company shall be treated as a partnership solely for federal, state and local tax purposes. Each Member and the Company shall file all tax returns and shall otherwise take all tax and financial reporting positions in a manner consistent with such treatment.

     Section 0.6 Fiscal Year. The "Fiscal Year" of the Company shall be the period commencing on January 1 in any year and ending on December 31 in such year, except that the first Fiscal Year of the Company shall commence on the date of formation of the Company and end on the first December 31 to occur following such formation.

     Section 0.7 Membership Interests Certificated; Nature of Members' Interests. The Membership Interests of the Members in the Company shall be certificated. The form of the Membership Interest certificates is attached hereto as Exhibit D. The interests of the Members in the Company will be personal property for all purposes. All property owned by the Company, whether real or personal, tangible or intangible, will be owned by the Company as an entity, and no Member, individually, will have any ownership of such property.

     Section 0.8 Business Transactions of Members with the Company.  Subject to
Section 4.1(c), a Member may lend money to, borrow money from, act as a surety, guarantor or endorser for, guarantee or assume one or more obligations of, provide collateral for, and transact any and all other business with the Company and, subject to other applicable law, has the same rights and obligations with respect to any such matter as a Person who is not a Member.

     Section 0.9 Capacity of the Members. No Member shall have any authority to act for, or to assume any obligation or responsibility on behalf of, any other Member or the Company, except as expressly provided in this Operating Agreement or as authorized by the General Manager.

                                   ARTICLE I

                                    MEMBERS

     Section 1.1 Members as of Effective Date. As of the Effective Date of this Operating Agreement, the Members are set forth on Schedule A and each such Member shall have the Membership Interests set forth opposite its name on Schedule A.

     Section 1.2 Admission of New Members. From and after the Effective Date, a Person acquiring an interest in the Company is admitted as a Member upon the satisfaction of all requirements set forth in this Operating Agreement.

     Section 1.3 Manner of Acting. Except as otherwise required by the Act or this Operating Agreement, including, without limitation, Sections 3.2 and 4.1, whenever any Company action is to be taken by vote of the Members of the Company, it shall be authorized upon receiving the affirmative unanimous vote of all Members entitled to vote. Each Member of the Company shall be entitled to a percentage of the total votes equal to that Member's then current Membership Interest.

     Section 1.4 Meetings of the Members.

     (a) Timing; Notice. Meetings of the Members, for any purpose or purposes, unless otherwise prescribed by statute, may be called by any Member by giving written notice thereof to each Member of record entitled to vote at the meeting (with a copy to counsel of such Member) at least ten (10) but not more than sixty (60) Business Days prior to the day named for the meeting. Each notice of meeting shall specify the place, day and hour of the meeting; provided, however, that in no event shall any meeting of the Members be held on a Friday or any religious holiday. If no place is designated, the place of meeting shall be the principal office of the Company. The business to be transacted at, and the purpose of, a meeting need not be specified in the notice of the meeting. Notice shall be given in accordance with Section 12.5. Any required notice of a meeting to any Member may be waived by such Member in writing at any time, whether before or after the holding of such meeting. Attendance by a Member at a meeting shall constitute a waiver of any required notice of such meeting by such Member, except when such Member attends such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not properly called or convened.

     (b) Quorum. A meeting of Members of the Company duly called shall not be organized for the transaction of business unless a quorum is present. The presence of each Member of record, represented in person or by proxy, shall constitute a quorum at any meeting of Members; provided that if notice of a meeting is provided to the Members, and such notice describes the business to be considered, the actions to be taken and the matters to be voted on at the meeting in reasonable detail, and insufficient Members attend the meeting to constitute a quorum, the meeting may be adjourned by those Members attending such meeting for a period not to exceed twenty (20) days. Such meeting may be reconvened by providing notice of the reconvened meeting to the Members no less than ten (10) days prior to the date of the meeting specifying that the business to be considered, the actions to be taken and the matters to be voted upon are those set forth in the notice of the original adjourned meeting. If, at the reconvened meeting, a quorum of Members is not present, a majority of the Members present and voting will constitute a quorum for purposes of the reconvened meeting; provided that such Members may only consider the business, take the actions or vote upon the matters set forth in the notice of the original meeting. At an adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The Members present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal during the meeting of Members whose absence would cause less than a quorum.

     Notwithstanding the foregoing or any other provision in this Operating Agreement, no Member shall have any power or authority to do or perform any act with respect to any of the matters set forth in Section 4.1 unless such matter has been approved in accordance with the provisions of Section 4.1.

     (c) Attendance by Telephone, Etc. Members may, unless prohibited by applicable law, rule or regulation, participate in a meeting of the Members by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting, except where a Member participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not properly called or convened.

     (d) Action by Written Consent. Unless prohibited by applicable law, rules and regulations, any action required or permitted to be taken at a meeting of the Members may be taken without a meeting if a written consent setting forth the action so taken is signed by the number of Members that would be necessary to authorize the action at a meeting of the Members duly called and held, and is filed with the minutes of the Company; provided that prior to any such written consent becoming effective, such written consent has been provided to all Members entitled to vote, and the Members shall have five (5) days to review such consent prior to such written consent becoming effective (unless otherwise agreed to by all Members). Any consent shall have the same force and effect as a vote of the Members at a meeting duly called and held at which a quorum was present. Prompt notice of the taking of Company action without a meeting by less than unanimous written consent shall be given to those Members who have not consented in writing.

     Section 1.5 Record Date. For the purpose of determining Members entitled to notice of, or to vote at, any meeting of Members or any adjournment of the meeting, or Members entitled to receive payment of any distribution, or to make a determination of Members for any other purpose, the date on which notice of the meeting is sent or the date on which the resolution declaring the distribution or relating to such other purpose is adopted, as the case may be, shall be the record date for such determination. Only Members of record on the date fixed shall be so entitled, notwithstanding any permitted transfer of a Member's Membership Interest after any record date fixed as provided in this Section. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Section 2.5, the determination shall apply to any adjournment of the meeting.

     Section 1.6 Relationship of the Members.

     (a) The relationship of the Members shall be limited solely to the purpose and scope of the Company as expressed in this Operating Agreement and the Additional Agreements. This Operating Agreement shall not constitute the appointment of any party to this Operating Agreement as the legal representative or agent of any other party to this Operating Agreement. No party to this Operating Agreement, by reason of such status, shall have any right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of any other party to this Operating Agreement. Except as may be specifically provided in this Operating Agreement or any Additional Agreement, neither the Company nor any party to this Operating Agreement shall assume or be responsible for any liability or obligation of any nature of, or any liability or obligation that arises from any act or omission to act of, any other party to this Operating Agreement however or whenever arising.

     (b) Subject to Section 10.6, nothing contained in this Operating Agreement (other than references to the binding nature of the Additional Agreements) shall be deemed to restrict or limit in any way the carrying on, directly or indirectly, of separate businesses or activities by any Member or its Affiliates, now or in the future, independently or with others, even if such businesses or activities are competitive with the Company (it being understood that the Additional Agreements may so restrict or limit such businesses or activities), and neither the Company nor the other Members shall, by virtue of this Operating Agreement, have any interest or rights in or to such other businesses or activities or any income, profits, liabilities or obligations with respect thereto or derived therefrom. Subject to Section 10.6, no Member or any of its Affiliates or any of their respective officers, directors, employees or former employees shall have any obligation, or be liable, to the Company or any other Member pursuant to this Operating Agreement, any Additional Agreement or otherwise (i) for, or arising out of, the conduct described in this Section 2.6(b), (ii) solely by reason of such conduct, for breach of any fiduciary or similar duty to the Company or any Member or (iii) for exercising or failing to exercise its rights as a Member; except in each case for a breach of Sections 5.1, 10.1 or any other express provisions of this Operating Agreement or any Additional Agreement.

                                   ARTICLE II

                           MANAGEMENT OF THE COMPANY

     Section 2.1 Power and Authority of Members. Except for situations in which the approval of the Members is expressly required by this Operating Agreement or by non-waivable provisions of the Act, the Members shall govern the Company only through the General Manager, to whom all discretion to manage the Company is delegated, and the Members, in their capacity as such, shall have no authority or right to act on behalf of or bind the Company in connection with any matter. No Member shall take any action in the name of or on behalf of the Company, including, without limitation, assuming any obligation or responsibility on behalf of the Company, unless such action, and the taking thereof by such Member, shall have been expressly authorized by the General Manager or shall be expressly and specifically authorized by this Operating Agreement or by non-waivable provisions of the Act.

     Section 2.2 Power and Authority of the General Manager.

     (a) Scope of Power. The business and affairs of the Company shall be managed by or under the direction of the General Manager, except as may otherwise be provided in this Operating Agreement or by non-waivable provisions of the Act. The General Manager shall have the power on behalf and in the name of the Company to carry out any and all objects and purposes of the Company contemplated by this Operating Agreement and to perform all acts which it may deem necessary, advisable or appropriate in connection therewith. The Members agree that all determinations, decisions and actions made or taken by the General Manager (or its designee(s)) shall be conclusive and absolutely binding upon the Company, the Members (but only in their capacity as such) and their respective successors, assigns and personal representatives.

     (b) Authority. Except as otherwise expressly provided herein or as otherwise determined by the General Manager:

          (i) no Member other than the General Manager shall take part in the day-to-day management or the operations or control of the business and affairs of the Company; and

          (ii) no Member or Person other than the General Manager shall be an agent of the Company or have any right, power or authority to transact any business in the name of the Company or to act for or on behalf of or to bind the Company.

     (c) Consultation With Members. The General Manager shall make a reasonable and good faith effort to initiate discussion with, and obtain consultation from, each of the Members regarding any matter which
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could have a Material Adverse Effect or which could otherwise materially modify the operations of the Company from its normal and ordinary course of business. Such discussion and consultation shall not, in any way, restrict the ability of the General Manager to perform the duties of General Manager within the scope of the General Manager's power and authority delineated under this Article III. The General Manager shall act in a commercially reasonable manner in exercising its powers, taking actions in the Company's behalf and performing its activities and responsibilities pursuant to this Operating Agreement and the Management Services Agreement.

     (d) Delegation of Authority. In carrying out this Section 3.2, the General Manager shall have the power and authority to delegate authority to qualified Persons. Any such delegation may be rescinded at any time by the General Manager.

     (e) Management Services Agreement. The General Manager is to be compensated for its management of the Company in accordance with the terms of the Management Services Agreement.

                                  ARTICLE III

                          APPROVAL OF CERTAIN MATTERS

     Section 3.1 Approval of Certain Matters. Notwithstanding any provision of this Operating Agreement or the Act to the contrary, and to the extent not agreed and set forth in an Additional Agreement, where the General Manager or a Member proposes for the Company to undertake any of the following matters, the General Manager shall have no power or authority to do or perform any act with respect to any of the following matters without first obtaining the unanimous approval of all the Members at a meeting or by written consent given in accordance with the provisions of this Operating Agreement. The relevant matters are as follows:

          (a) Bankruptcy. The voluntary dissolution or liquidation of the Company, the making by the Company of a voluntary assignment for the benefit of creditors, the filing of a petition in bankruptcy by the Company, the Company petitioning or applying to any tribunal for any receiver or trustee, the Company commencing any proceeding relating to itself under any bankruptcy, reorganization, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, the Company indicating its consent to, approval of or acquiescence in any such proceeding and failing to use its best efforts to have discharged the appointment of any receiver of or trustee for the Company or any substantial part of their respective properties.

          (b) Preservation of Existence. Any action contrary to the preservation and maintenance of the Company's existence, rights, franchises and privileges as a limited liability company under the laws of the State of Delaware.

          (c) Dealings with Affiliates. Except pursuant to this Operating Agreement or any Additional Agreement, the Company's entrance into, amendment of, waiver of rights under, termination of, or permitting or causing the termination of, any material business transaction, including, without limitation, any loans or extensions of credit or royalty agreements, with any Member or any Affiliate of any Member, except in the ordinary course of business and on terms not less favorable to the Company than it would reasonably expect to obtain in a similar business transaction between unrelated parties. The foregoing shall not be deemed to limit in any manner the right of any Member or any of its Affiliates from performing or exercising its rights under this Operating Agreement or any Additional Agreement; it being understood, however, that the termination of the General Manager under circumstances that would entitle the General Manager to receive a termination fee pursuant to the Management Services Agreement shall require the unanimous approval of all Members.

          (d) Issuance of Membership Interests. The authorization or issuance of any Membership Interests in, or the admission of any Members to, the Company (other than with respect to CRC, ESNI, or their respective permitted transferees in accordance with Section 8.2).

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          (e) Repurchase of Membership Interests.  The redemption or repurchase by the Company of any Membership Interests in the Company, other than pursuant to the provisions of this Operating Agreement.

          (f) Modification of Operating Agreement. Any amendment, modification or waiver of any provision (other than ministerial, non-substantive amendments, modifications or waivers) of this Operating Agreement or any Additional Agreement or other agreement between the Company and any Member or its Affiliates.

          (g) Additional Capital Contributions. Any capital contributions to the Company by any Member other than such Member's initial capital contribution, whether required or permitted.

          (h) Removal of Liquidating Trustee. The removal of the Liquidating Trustee as described in Section 9.4.

          (i) Appointment of New General Manager. The appointment of a new General Manager that is not an Affiliate of CRC.

     Section 3.2 Procedure in Event of Deadlock. In the event of deadlock of the Members in connection with the matters set forth in Section 4.1 above, or any other matters under this Operating Agreement, an Additional Agreement or an applicable provision of the Act requiring the unanimous approval of the Members, the Members shall promptly meet and negotiate in good faith to determine a mutually acceptable resolution, as evidenced by a unanimous vote of the Members approving any such resolution. Each Member shall be represented in such negotiations by one or more senior executive officers with authority to bind such Member, subject only to the approval of such Member's Board of Directors, General Manager or similar governing body. In the event that no resolution is agreed within thirty (30) days of the occurrence of the deadlock,

          (a) the disagreement shall first be submitted for mediation to a Person mutually agreeable to all the Members, the expenses for such mediation, excluding legal expenses which are to be borne by the Member incurring such expenses, to be borne equally by the Members; and

          (b) if the disagreement is not settled by mediation, it shall be submitted in New York, New York to arbitration pursuant to Section 12.12 hereunder.

     Without in any way limiting the foregoing, the procedures set forth in this
Section 4.2 as to meditation and arbitration would be followed in the event that a Member other than CRC wishes the Company to terminate the Management Services Agreement, or seek legal recourse against CRC under the CRC Contribution Agreement or this Operating Agreement, and any other Member or Members do not consent to such action (i.e., the matter would go to mediation and arbitration as aforesaid, and if the Member initiating the complaint won, the Member would then be authorized to act on behalf of the Company in implementing such termination and/or claim).

                                   ARTICLE IV

                        EXCULPATION AND INDEMNIFICATION

     Section 4.1 Duties of the General Manager. The duties of the General Manager shall be as set forth in the Management Services Agreement which is attached hereto as Exhibit C. The General Manager shall owe such duty of loyalty and due care to the Company as is required of a director of a Delaware corporation under applicable Delaware law, shall discharge its duties in good faith with the care an ordinary prudent person in like position would exercise under similar circumstances and in a manner it reasonably believes to be in the best interests of the Company, and shall enjoy each and every protection afforded to the directors of a Delaware corporation under applicable Delaware law, including, without limitation, those afforded by the business judgment rule and the presumptions afforded thereby and the limitation on personal liability to the maximum extent permitted by Section 102 of the Delaware General Corporation Law as if the provisions

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thereof were set forth in this Operating Agreement (and for all such purposes, the General Manager shall be treated as not "interested" for Delaware corporation law purposes).

     Section 4.2 Exculpation. The Members and General Manager of the Company shall not be liable to the Company or to any Member for any losses, claims, damages or liabilities arising from, related to, or in connection with, this Operating Agreement or the business or affairs of the Company, except for any losses, claims, damages or liabilities as are determined by final judgment of a court of competent jurisdiction to have resulted from such Members' or General Manager's gross negligence, reckless conduct, intentional misconduct, knowing violation of law, or breach of the provisions of Section 5.1. The provisions of this Operating Agreement, to the extent that they restrict the duties and liabilities of any Member or the General Manager otherwise existing at law or in equity, are agreed by the Members to replace such other duties and liabilities of the Members or General Manager.

     Section 4.3 Reliance on Reports and Information by Members or General Manager. A Member or the General Manager of the Company shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by a Member, the General Manager, or officers, employees or committees of the Company, or by any other Person, as to matters the Member or the General Manager reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits or losses of the Company or any other facts pertinent to the existence and amount of assets from which distributions to Members might properly be paid.

     Section 4.4 Indemnification by the Company.

     (a) The Company shall indemnify an indemnified representative (defined herein) against any liability (defined herein) incurred in connection with any proceeding (defined herein) in which the indemnified representative may be involved as a party or otherwise, as and when incurred, by reason of the fact that such Person is or was serving in an indemnified capacity (as defined herein), including, without limitation, liabilities resulting from any actual or alleged breach or neglect of duty, error, misstatement or misleading statement, negligence, gross negligence or act giving rise to liability, except:

          (i) where such indemnification is expressly prohibited by applicable law;

          (ii) where the conduct of the indemnified representative has been finally determined:

             (A) to constitute gross negligence, reckless conduct, intentional misconduct or a knowing violation of law, sufficient in the circumstances to bar indemnification against liabilities arising from the conduct;

             (B) to constitute a breach of Section 5.1; or

             (C) to be based upon or attributable to the receipt by the indemnified representative from the Company of a personal benefit to which the indemnified representative is not legally entitled; or

          (iii) to the extent such indemnification has been finally determined in a final adjudication to be otherwise unlawful; or

          (iv) where such indemnification relates to any proceeding solely between or among the Members and solely in their capacity as Members.

     (b) If an indemnified representative is entitled to indemnification in respect of a portion, but not all, of any liabilities to which such Person may be subject, the Company shall indemnify such indemnified representative to the maximum extent for such portion of the liabilities.

     (c) The termination of a proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the indemnified representative is not entitled to indemnification.

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     (d) Definitions. For purposes of this Article V:

          (i) "indemnified capacity" means any and all past, present and future service by an indemnified representative in one or more capacities as a Member, General Manager, officer or authorized agent of the Company;

          (ii) "indemnified representative" means any and all Members, the General Manager, all employees, agents, representatives and authorized agents of the Company, all employees, agents, representatives and authorized agents of the General Manager and any other Person designated as an indemnified representative by the mutual consent of CRC and ESNI, given in accordance with the provisions of this Operating Agreement;

          (iii) "liability" means any damage, judgment, amount paid in settlement, fine, penalty, punitive damages, excise tax assessed with respect to an employee benefit plan, or cost or expense of any nature (including, without limitation, attorneys' fees and disbursements); and

          (iv) "proceeding" means any threatened, pending or completed action, suit, appeal or other proceeding of any nature, whether civil, criminal, administrative or investigative, whether formal or informal, and whether brought by or in the right of the Company, a class of its Members or security holders or otherwise.

     Section 4.5 Proceedings Initiated by Indemnified
Representatives. Notwithstanding any other provision of this Article V, the Company shall not indemnify under this Article V an indemnified representative for any liability incurred in a proceeding initiated (which shall not be deemed to include counterclaims or affirmative defenses) or participated in as an intervenor or amicus curiae by the Person seeking indemnification unless such initiation of or participation in the proceeding is authorized, either before or after its commencement, by the consent of the General Manager. This Section does not apply to reimbursement of expenses incurred in successfully prosecuting or defending the rights of an indemnified representative granted by or pursuant to this Article V.

     Section 4.6 Advancing Expenses. The Company shall pay the expenses (including attorneys' fees and disbursements) incurred in good faith by an indemnified representative in advance of the final disposition of a proceeding described in Section 5.4 or the initiation of or participation in which is authorized pursuant to Section 5.5 upon receipt of an undertaking by or on behalf of the indemnified representative to repay the amount if it is ultimately determined that such Person is not entitled to be indemnified by the Company pursuant to this Article V. The financial ability of an indemnified representative to repay an advance shall not be a prerequisite to the making of such advance.

     Section 4.7 Payment of Indemnification. An indemnified representative shall be entitled to payment with respect to indemnification within twenty (20) days after a written request for such payment has been delivered to the General Manager.

     Section 4.8 Contribution.  If the indemnification provided for in this
Article V or otherwise is unavailable for any reason in respect of any liability or portion thereof, the Company shall contribute to the liabilities to which the indemnified representative may be subject in such proportion as is appropriate to reflect the intent of this Article V.

     Section 4.9 Mandatory Indemnification of Members and General Manager. To the extent that an indemnified representative of the Company has been successful on the merits or otherwise in defense of any proceeding or in defense of any claim, issue or matter therein, such Person shall be indemnified against expenses (including attorneys' fees and disbursements) actually and reasonably incurred by such Person in connection therewith. This Section 5.9 shall not be interpreted in any way that limits the applicability or scope of Section 5.6.

     Section 4.10 Contract Rights; Amendment or Repeal.  All rights under this
Article V shall be deemed a contract between the Company and the indemnified representative pursuant to which the Company and each indemnified representative intend to be legally bound. Any repeal, amendment or modification hereof shall be prospective only and shall not affect any rights or obligations then existing.
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     Section 4.11 Scope of Article.  The rights granted by this Article V shall not be deemed exclusive of any other rights to which those seeking indemnification, contribution or advancement of expenses may be entitled under any statute, agreement or vote of disinterested Members, both as to action in an indemnified capacity and as to action in any other capacity. The indemnification, contribution and advancement of expenses provided by or granted pursuant to this Article V shall continue as to a Person who has ceased to be an indemnified representative in respect of matters arising prior to such time, and shall inure to the benefit of the heirs, executors, administrators, personal representatives, successors and permitted assigns of such a Person.

     Section 4.12 Reliance on Provisions. Each Person who shall act as an indemnified representative of the Company shall be deemed to be doing so in reliance upon the rights of indemnification, contribution and advancement of expenses provided by this Article V.

     Section 4.13 Indemnification Insurance. To the extent available on commercially reasonable terms, the Company shall obtain indemnification insurance of a character and nature that provides coverage reasonably satisfactory to CRC. Additionally, upon request of ESNI, the Company shall obtain supplemental insurance of a character and nature that provides coverage reasonably satisfactory to ESNI. All expenses incurred by the Company upon fulfilling ESNI's request shall be borne by ESNI and shall be paid by ESNI within ten (10) days of receiving an invoice thereof.

                                   ARTICLE V

                                CAPITAL ACCOUNTS

     Section 5.1 Capital Contributions.

     (a) The CRC Contributed Assets are deemed to be the initial Capital Contribution of CRC and the ESNI Contributed Assets is deemed to be the initial Capital Contribution of ESNI.

     (b) The Capital Contributions shall be deemed made upon the consummation of the transactions contemplated by the ESNI Contribution Agreement and the CRC Contribution Agreement.

     (c) No Member shall be obligated or permitted to make any additional capital contributions to the Company, except as may be approved in accordance with the provisions of Section 4.1.

     Section 5.2 Liability for Contribution.

     (a) A Member of the Company is obligated to the Company to perform any promise to contribute cash or property or to perform services made by, on behalf of, or for the benefit of such Member, even if the Member (or the Person promising on behalf of or for the benefit of the Member (a "Benefactor")) is unable to perform because of death, disability or any other reason. If a Member or a Benefactor does not make the required contribution of property or services, the Member is obligated at the option of the Company to contribute cash equal to that portion of the Agreed Value (as stated in the records of the Company) of the contribution that has not been made. The foregoing option shall be in addition to, and not in lieu of, any other rights, including the right to specific performance, that the Company may have against such Member or Benefactor under applicable law.

     (b) The obligation of a Member or a Benefactor to make a contribution or return money or other property paid or distributed in violation of the Act may be compromised only by consent of all the Members or Benefactors. Notwithstanding the compromise, a creditor of the Company who extends credit, after entering into this Operating Agreement or an amendment hereof which, in either case, reflects the obligation, and before the amendment hereof to reflect the compromise, may enforce the original obligation to the extent that, in extending credit, the creditor reasonably relied on the obligation of a Member or a Benefactor to make a contribution or return. A conditional obligation of a Member or a Benefactor to make a contribution or return money or other property to the Company may not be enforced unless the conditions of the obligation have been satisfied or waived as to or by such Member or Benefactor. Conditional obligations include contributions payable upon a discretionary call of the Company prior to the time the call occurs.

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     (c) Nothing in this Section 6.2 is meant to imply that a Member or
Benefactor is required to make, or to require a Member or Benefactor to make, any contribution of cash, property or services to the Company unless and until such time as said Member or Benefactor specifically agrees in writing to do the same.

     Section 5.3 Capital Accounts. A separate Capital Account will be maintained for each Member. Notwithstanding any other provision hereof, the Company shall determine and adjust the Capital Accounts in accordance with the rules of Treasury Regulations Section 1.704-1(b)(2)(iv). Upon the consummation of the transactions contemplated by the Additional Agreements, the initial Capital Accounts of the Members shall be as set forth on Schedule A. Except as otherwise required in the Act, no Member shall have any liability to restore all or any portion of a deficit balance in the Member's Capital Account.

     Section 5.4 No Interest on or Return of Capital. No Member shall be entitled to interest on any Capital Contribution or Capital Account. No Member shall have the right to demand or receive the return of all or any part of any Capital Contribution or Capital Account except as may be expressly provided herein, and no Member shall be personally liable for the return of the Capital Contributions of any other Member.

     Section 5.5 Membership Interest. The Membership Interests of the Members are as set forth on Schedule A. Membership Interests will be varied only as specifically agreed by the parties pursuant to this Operating Agreement and will not be affected by allocations of Profits and Losses or other changes in Members' Capital Accounts. The Membership Interests shall be updated by the General Manager to reflect any adjustment of Membership Interests, set forth on a revised Schedule A and filed with the records of the Company.

     Section 5.6 Allocations of Profits and Losses Generally. After the allocations in Section 6.7, at the end of each Fiscal Year (or shorter period if necessary or longer period if agreed by all of the Members), Profits and Losses shall be allocated to the Members in proportion to their respective Membership Interests.

     Section 5.7 Allocations Under Regulations.

     (a) Company Nonrecourse Deductions. Loss attributable (under Treasury Regulations Section 1.704-2(c)) to "partnership nonrecourse liabilities" (within the meaning of Treasury Regulations Section 1.704-2(b)(1)) shall be allocated among the Members in the same proportion as their respective Membership Interests.

     (b) Member Nonrecourse Deductions. Loss attributable (under Treasury Regulations Section 1.704-2(i)(2)) to "partner nonrecourse debt" (within the meaning of Treasury Regulations Section 1.704-2(b)(4)) shall be allocated, in accordance with Treasury Regulations Section 1.704-2(i)(1), to the Member who bears the economic risk of loss with respect to the debt to which the Loss is attributable.

     (c) Minimum Gain Chargeback. Each Member will be allocated Profits at such times and in such amounts as necessary to satisfy the minimum gain chargeback requirements of Treasury Regulations Sections 1.704-2(f) and 1.704-2(i)(4).

     (d) Qualified Income Offset. Losses and items of income and gain shall be specially allocated when and to the extent required to satisfy the "qualified income offset" requirement within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(d).

     Section 5.8 Other Allocations.

     (a) Allocations when Agreed Value Differs from Tax Basis. When the Agreed Value of a Company asset is different from its adjusted tax basis for income tax purposes, then, solely for federal, state and local income tax purposes and not for purposes of computing Capital Accounts, income, gain, loss, deduction and credit with respect to such assets ("Section 704(c) Assets") shall be allocated among the Members to take this difference into account in accordance with the principles of IRC Section 704(c), as set forth herein and in the Treasury Regulations thereunder and under IRC Section 704(b). The calculation and allocations eliminating the differences between Agreed Value and adjusted tax basis of the Section 704(c) Assets shall be made on an asset-by-asset basis using remedial allocations under Treasury Regulations Section 1.704-3(d).

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     (b) Change in Member's Interest.

          (i) If during any Fiscal Year of the Company there is a change in any Member's Membership Interest, then for purposes of complying with IRC
     Section 706(d), the determination of Company items allocable to any period shall be made by using the closing of the books method.

          (ii) The Members agree to be bound by the provisions of this Section 6.8(b) in reporting their shares of Company income, gain, loss, and deduction for tax purposes.

                                   ARTICLE VI

                                 DISTRIBUTIONS

     Section 6.1 Distributions.

     (a) Tax Distributions. The Company shall distribute to the Members in accordance with the Members' Membership Interests as promptly as practicable (and in any event within forty-five (45) days) after the end of each fiscal quarter an amount equal to the product of the Tax Rate and the amount of Profits for such fiscal quarter ("Tax Distributions").

     (b) Preferred Distributions. Subject to the provisions of the Act, on January 1, 2006, the Company shall make a distribution to CRC in the aggregate amount of $640,000 (the "Preferred Distribution"). To the extent the Company is not able to make such distribution pursuant to the Act, the Company shall make such distribution as soon as permissible under the Act.

     (c) Mandatory Distributions.

          (i) From and after the second anniversary of the date hereof, as soon as practicable following the end of each annual calendar period (a "Distribution Period") (excluding December 31, 2003), the Managing Member shall calculate the amount of Distributable Funds, if any, for such period. The amount of Distributable Funds, if any, for such period shall be distributed to the Members (a "Mandatory Distribution") within 20 days following the completion of the Company's annual audit and at such other times as determined by the Managing Member in accordance with the percentages of the Member's respective Percentage Interests, less, with respect to each Member, each such Member's distributed or to be distributed Tax Distributions for such period, if any.

     As used herein, "Distributable Funds" with respect to any Distribution Period shall mean an amount equal to twenty-five percent (25%) of the Cash Flow of the Company for such period, as reduced by commercially reasonable amounts for anticipated future: (i) working capital needs, (ii) development fees and other expenses (including "hard" and "soft" costs), (iii) capital expenditures,
(iv) operating expenses and (v) other purposes (to the extent not included in calculating "Cash Flow" pursuant to the definition thereof herein contained) reserved during such period and as increased by amounts released from Company reserves (other than for payment of costs or other obligations) during the relevant Distribution Period, in each case consistent with the Company's past accounting practice, as shall be determined from time to time by the Managing Member.

     As used herein "Cash Flow" shall mean, for any Distribution Period, gross cash receipts of the Company (excluding receipts from loans or Member contributions) less (i) all costs and expenses incurred by the Company in the course of carrying on the business of the Company which required a cash expenditure during the relevant Distribution Period (including, without limitation, license fees, insurance premiums, utility charges, advertising and marketing expenses, salaries, wages and fringe benefits, property taxes and assessments, technology development and leasing fees and other amounts and accounting, legal and other administrative costs and costs incurred by the Company), (ii) all payments of principal of, interest on and any other amounts due with respect to or required to be paid or reserved by the terms of any debt, leases or other commitments or obligations of the Company during such period,
(iii) any sum expended by the Company for capital expenditures during such period, (iv) any expenses of the Company prepaid during such period, (v) all

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Tax Distributions made or to be made with respect to such period and (vi) any sums expended by the Company during such period which are otherwise capitalized.

     The provisions of Section 7.1(c)(i) notwithstanding, the Company shall not make any Mandatory Distributions unless all of the following conditions are satisfied at the time of such distribution:

          1. Payment of the Mandatory Distribution will not breach any covenant under any debt or financing agreement of the Company; provided, however, that if such covenant restricts such payment only absent a creditor's consent, the Company shall use reasonable efforts (without incurring any costs, expenses or fees) to obtain such consent.

          2. If the Company were to borrow the amount of the Mandatory Distribution, such borrowing, alone or together with the Company's other borrowings, would not result in a breach of any covenant under any debt or financing agreement of the Company.

          3. The Company's revenues recognized during the relevant Distribution Period (excluding revenues from the sale or resale of packaged software of hardware products) shall equal or exceed $30 million.

          4. The Company's pre-tax income during the relevant Distribution Period shall equal or exceed 7.5% of the Company's recognized revenues during such period.

          5. The Company's recognized revenues during the relevant Distribution Period equal or exceed 120% of the Company's recognized revenues during the calendar year immediately prior to the relevant Distribution Period.

          6. The payment of the Mandatory Distribution will not increase the Company's D/E Ratio above 2:1. "DE Ratio" means, with respect to the Company, the ratio of (i) all debt and other liabilities of the Company reflected on the face of the Company's balance sheet as of the end of the relevant Distribution Period, other than accounts payable to (ii) the total Members' equity in the Company reflected on the face of such balance sheet, less the value of the intangible assets reflected on the face of such balance sheet.

          7. The Company's retained earnings as reflected on the face of the Company's balance sheet as of the end of the relevant Distribution Period equals or exceeds the Company's tangible net worth on the Closing Date, and the payment of the Mandatory Distribution will not reduce such retained earnings below such tangible net worth.

          8. With respect to any Mandatory Distribution to be made after December 31, 2005, the Preferred Distribution shall have been fully paid to CRC.

     (a) Additional Distributions. The Company may distribute Profits of the Company to the Members in accordance with the Members' Membership Interests, at such times and in such amounts as approved by the Members and the General Manager in accordance with the provisions of Section 4.1.

     (b) Minimum Annual Distributions. Subject to the other provisions of this Operating Agreement and the Act, the aggregate amount of distributions distributed by the Company to each Member in any fiscal year pursuant to this
Section 7.1 shall equal at least $65,000.

     (c) Payment of ESNI Distributions.  Notwithstanding paragraphs (a), (c),
(d) and (e) above, all distributions to ESNI shall be made pursuant to, and in accordance with, the following:

          (i) In the event that ESNI has been finally adjudged to be required to indemnify CRC pursuant to, and in accordance with, Article VIII of the ESNI Contribution Agreement, all distributions otherwise payable to ESNI hereunder shall be withheld and paid directly to CRC to the extent necessary to discharge fully and completely ESNI's indemnity obligations to CRC thereunder.

          (ii) Sixty percent (60%) of all distributions otherwise payable to ESNI hereunder (after giving effect to clause (i) above) shall be withheld and paid directly to CRC to the extent necessary to repay ESNI's outstanding obligations to CRC under the Promissory Notes.

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          (iii) Any distributions otherwise payable to ESNI hereunder (after giving effect to clauses (i) and (ii) above) shall be paid directly to ESNI.

     In the event that any distribution otherwise payable to ESNI is paid to CRC pursuant to clauses (i) or (ii) above, the Company shall provide written notice to ESNI, setting forth (A) the full amount of such distribution to ESNI without giving effect to any amount withheld and paid to CRC pursuant to this Section 7.1(f) and (B) the amount of such distribution delivered to CRC. Notwithstanding such payment to CRC pursuant to this Section 7.1(f), the full amount of any such distribution shall be deemed to be a distribution to ESNI for all other purposes under this Operating Agreement.

     Section 8.1 Limitations on Distributions.

     (a) The Company shall not make a distribution to a Member to the extent that at the time of the distribution, after giving effect to the distribution, all liabilities of the Company, other than liabilities to Members on account of their interests in the Company and liabilities for which the recourse of creditors is limited to specified property of the Company, exceed the Fair Market Value of the assets of the Company, except that the Fair Market Value of property that is subject to a liability for which the recourse of creditors is limited shall be included in the assets of the Company only to the extent that the Fair Market Value of that property exceeds that liability.

     (b) A Member who receives a distribution in violation of subsection (a), and who knew at the time of the distribution that the distribution violated subsection (a), shall be liable to the Company for the amount of the distribution. A Member who receives a distribution in violation of subsection
(a) and who did not know at the time of the distribution that the distribution violated subsection (a) shall not be liable for the amount of the distribution. Subject to subsection (c), this subsection shall not affect any obligation or liability of a Member under other applicable law for the amount of a distribution.

     (c) A Member who receives a distribution from the Company shall have no liability under this Section, the Act or other applicable law for the amount of the distribution after the expiration of three (3) years from the date of the distribution unless an action to recover the distribution from such Member is commenced prior to the expiration of the said three (3)-year period and an adjudication of liability against such Member is made in the action.

     Section 8.2 Amounts of Tax Paid or Withheld. All amounts paid or withheld pursuant to the IRC or any provision of any state or local tax law with respect to any Member shall be treated as amounts distributed to the Member pursuant to this Article VII for all purposes under this Operating Agreement.

     Section 8.3 Distribution in Kind. The Company shall not distribute any assets in kind.

                                   ARTICLE IX

                        TRANSFER OF MEMBERSHIP INTERESTS

     Section 9.1 Restriction on Transfers. Except as contemplated under the Security Agreement, no Member shall have the right, directly or indirectly, to sell, assign, transfer, pledge, hypothecate, mortgage or dispose of, by gift or otherwise, or in any way encumber, voluntarily, involuntarily or by operation of law (any such transaction being referred to as a "transfer" under this Article
VIII), any of the Membership Interest (including, without limitation, any of the economic interest associated therewith) in the Company held by such Member, except (a) in accordance with the provisions of this Article VIII and (b) upon the written consent of the other Members, which consent may be determined in their sole discretion.

     Section 9.2 Transfers of Membership Interests to Affiliates. Any Member shall have the right, without the consent of the other Members, to transfer ownership of all (but not part) of its Membership Interest to its own direct or indirect wholly-owned subsidiary (a "Wholly-Owned Subsidiary Transferee"). In the event of any such transfer, the Wholly-Owned Subsidiary Transferee shall be entitled to the rights and privileges set forth in this Operating Agreement and shall be bound and obligated by the provisions hereof and thereof and

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shall, by a binding written instrument which shall be enforceable by the Company and the other Members, assume all obligations and liabilities hereunder of the transferring Member.

     Section 9.3 Buy-Sell Procedure.

     (a) Each of CRC and ESNI (the "Exercising Member") shall have the right, at any time after the fourth anniversary of the Effective Date, exercisable by written notice (the "Sale Notice") to the other (the "Recipient"), to offer to sell all of its Membership Interest at a purchase price payable in cash at the closing and on such other reasonable terms and conditions as may be specified in the Sale Notice. In the event the Exercising Member fails to name a price in its Sale Notice and fails to remedy such omission within thirty (30) days following receipt of written notice thereof from the Recipient or expressly states that a price is omitted in accordance with this Section, the Company shall engage an independent third Person reasonably known and respected in the field to determine the fair market value of the Company (the "Appraiser"). The Appraiser shall notify each of the Exercising Member and the Recipient in writing of such fair market value determination within thirty (30) days after its engagement ("Appraisal Notice").

     (b) The Recipient shall elect, by written notice to the Exercising Member ("Notice of Election") within sixty (60) days of receipt of the later of the Sale Notice or the Appraisal Notice, as the case may be, either (i) to purchase all of such offered Membership Interest at the purchase price and on the terms and conditions specified in the Sale Notice or Appraisal Notice, as the case may be or (ii) to sell all of its own Membership Interest to the Exercising Member at a purchase price which bears the same proportional relationship to its Membership Interest as the purchase price set forth in the Sale Notice or Appraisal Notice, as the case may be, bears to the Exercising Member's Membership Interest; provided, however, that if ESNI is the Recipient, in no event shall ESNI be required to sell its Membership Interest for a purchase price less than the then outstanding principal amount under the Promissory Notes.

     (c) If the Recipient elects to proceed pursuant to Section 8.3(b)(i), the Members shall, within thirty (30) days after receipt of the Notice of Election, execute such documents and instruments reasonably required to cause the purchase and sale of the Exercising Member's Membership Interest at the purchase price and the terms and conditions specified in the Sale Notice or Appraisal Notice, as the case may be, and the closing of such sale shall take place as soon as practicable, but in any event within thirty (30) days thereafter. At the closing, the Exercising Member shall transfer its Membership Interest to the Recipient free and clear of any and all encumbrances.

     (d) If the Recipient elects to proceed pursuant Section 8.3(b)(ii), the Members shall, within thirty (30) days after receipt of the Notice of Election, execute such documents and instruments reasonably required to cause the purchase and sale of the Recipient's Membership Interest at a purchase price which bears the same proportional relationship to its Membership Interest as the purchase price set forth in the Sale Notice or Appraisal Notice, as the case may be, bears to the Exercising Member's Membership Interest, and on such terms and conditions that are equivalent to the terms and conditions specified in the Sale Notice or Appraisal Notice, as the case may be. The closing of such sale shall take place as soon as practicable, but in any event within thirty (30) days thereafter. At the closing, the Recipient shall transfer its Membership Interest to the Exercising Member free and clear of any and all encumbrances.

     Section 9.4 Right of First Refusal.

     (a) If any Member wishes to transfer all of its Membership Interest (such person or entity wishing to transfer its Membership Interest, the "Offering Member") to any person other than pursuant to Sections 8.2 or 8.3 above (hereafter referred to as a "Third Party") and receives a bona fide offer from such Third Party, such Offering Member shall deliver a written notice (an "Offer Notice") to the other Members (the "Remaining Members"). The Offer Notice will describe in reasonable detail the offer from the Third Party, including the percentage of the Membership Interest being offered (the "Offered Membership Interest"), the purchase price and all other material terms and conditions of the proposed transfer. As used in this Section 8.4(a), the term "bona fide offer" means an offer not contingent on the Third Party obtaining necessary financing or subject to any other material contingency, is made with express recognition by the Third Party of the rights set forth in Section 8.5 below, and is received from a Third Party which the Offering Member reasonably believes has the

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financial resources to purchase the Offered Membership Interests and, if required, such additional Membership Interests in accordance with Section 8.5 below.

     (b) Upon receipt of an Offer Notice from an Offering Member, the Remaining Members shall have the option (the "Member Option") to purchase at the price and on the terms and conditions specified in the Offer Notice, all or any part of such Remaining Member's Proportionate Share (as defined below) of the Offered Membership Interest by notifying the Offering Member and the other Remaining Members in writing (the "Member Notice") within ten (10) Business Days after the date of receipt of the Offer Notice (the "First Offer Exercise Period") whether and to what extent such Remaining Member intends to exercise the Member Option. If any Remaining Member fails to exercise its Member Option as to all of its Proportionate Share of the Offered Membership Interest, then any of the other Remaining Members shall have the right to purchase all or part of the Offered Membership Interest that such Remaining Member has elected not to purchase by amending its respective Member Notice within five (5) Business Days after the date that it receives notice that any other Remaining Member has so declined to exercise its Member Option in full. Failure to deliver the Member Notice within the applicable periods shall constitute a waiver of the applicable Remaining Member's purchase right as to the Offered Membership Interest. For purposes of this Section 8.4, "Proportionate Share" shall mean the product obtained by multiplying (i) the Offered Membership Interest by (ii) a fraction, the numerator of which is the percentage of the Membership Interests held by the applicable Remaining Member and the denominator of which is the aggregate percentage of all the Membership Interests held by the other Remaining Members who did elect to purchase a portion of the Offered Membership Interest.

     (c) If the Remaining Members elect to purchase all of the Offered Membership Interest in accordance with this Section 8.4, the Offering Member shall have the obligation to sell such Offered Membership Interest to the Remaining Members electing to so purchase. Otherwise, subject to Section 8.5, the Offering Member may sell to the Third Party the Offered Membership Interest within 120 days after the expiration of the First Offer Exercise Period, provided the purchase price for such Offered Membership Interest is no less than the purchase price contained in the Offer Notice and the other terms offered to such Third Party are no more favorable to such Third Party than those contained in the Offer Notice. If such sale to such Third Party is not consummated within the time period specified herein, the Offered Membership Interest shall again be subject to the restrictions contained in this Operating Agreement.

     (d) The closing for any purchase of the Offered Membership Interest by the Remaining Members shall be held at the offices of the Company no later than the 90th day after the date of the Offer Notice or at such other time and place as the parties shall agree. At the closing, each applicable Remaining Member shall pay for its applicable share of the Offered Membership Interest in accordance with the terms of the Offer Notice.

     (e) Neither the Company nor any transfer agent shall give any effect in the Company's records to any transfer that does not fully comply with the provisions of this Article VIII.

     Section 9.5 Rights of Inclusion (Tag Along Rights).

     (a) In addition to the terms and provisions set forth in Section 8.4 above, an Offering Member shall not transfer or otherwise dispose of any of its Membership Interests to a Third Party unless the terms and conditions of such sale or other disposition include a written offer by the Third Party to purchase or otherwise acquire from the Remaining Members the Membership Interests of such Remaining Members (determined in accordance with Section 8.5(b) below) on the same terms and conditions as those made to the Offering Member (the "Third Party Offer").

     (b) An Offering Member shall give notice of any intended transfer to a Third Party its Membership Interests (a "Tag-Along Transfer") to the Remaining Members. Such notice (the "Tag-Along Notice") shall set forth the material terms and conditions of such proposed Tag-Along Transfer, including the name of the Third Party, the amount of Membership Interests proposed to be transferred by the Offering Member (the "Tag-Along Interests"), the purchase price per percentage of Membership Interest proposed to be paid therefor, the payment terms and type of Tag-Along Transfer to be effectuated, and any other material terms and conditions of such proposed Tag-Along Transfer. Within twenty (20) Business Days following the delivery of the Tag-Along Notice by the Offering Member, each Remaining Member shall have the right, but

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not the obligation, to participate in such Tag-Along Transfer by transferring up to a fraction of such Remaining Member's Membership Interests which is equal to the fraction, the numerator of which is the Tag-Along Interests and the denominator of which is the total Membership Interests held by the Offering Member immediately prior to the Tag-Along Transfer. Any participation in a Tag-Along Transfer by a Remaining Member shall be on the same terms and conditions as the proposed Tag-Along Transfer by the Offering Member. Notwithstanding the foregoing, in the event that ESNI delivers to CRC a written legal opinion of counsel, such counsel being located in ESNI's jurisdiction of incorporation and having a nationally recognized expertise in such jurisdiction's corporation law, stating that it cannot opine that ESNI's sale of its Membership Interests pursuant to this Section 8.5 does not require the prior approval of ESNI stockholders, ESNI shall, within ten (10) Business Days following the delivery of the Tag-Along Notice by the Offering Member, send written notice to the Offering Member of its desire to participate in the Tag-Along Transfer subject to stockholder approval and shall have 60 days (and an additional 15 days if ESNI receives comments from the Securities and Exchange Commission with respect to such stockholder approval) following delivery of the Tag-Along Notice by the Offering Member to obtain such stockholder approval.

     (c) At the closing of any proposed Tag-Along Transfer in respect of which a Tag-Along Notice has been delivered, the Offering Member, together with all Tag-Along Offerees electing to transfer Membership Interests in accordance with this Section 8.5, shall deliver to the Third Party certificates or other instruments evidencing the Membership Interests to be transferred pursuant hereto and all other documents to be delivered in connection with the transfer and shall receive in exchange therefor the consideration to be paid or delivered by the Third Party in respect of such Membership Interests as described in the Tag-Along Notice.

     Section 9.6 Drag-Along Obligation.

     (a) Subject to Section 8.4, so long as CRC owns at least 10% of the Membership Interests, if CRC approves a sale, transfer, or other disposition (including by merger, consolidation or other business combination) to a Person that is not an Affiliate of CRC, of (i) all of the Membership Interests or (ii) all or substantially all of the assets of the Company and its subsidiaries determined on a consolidated basis (each an "Approved Sale"), each Member shall consent to and raise no objection to the Approved Sale or the process pursuant to which the Approved Sale was arranged, waive any dissenter's rights and other similar rights, and (1) if the Approved Sale is structured as a sale of Membership Interests, shall agree to sell all Membership Interests owned by such Member on the terms and conditions approved by CRC, (2) if the Approved Sale is structured as a merger or consolidation, each Member shall vote in favor thereof, and (3) if the Approved Sale is structured as a sale of all or substantially all of the assets of the Company and a subsequent dissolution and liquidation of the Company, each Member Party shall vote in favor thereof and will vote in favor of the subsequent dissolution and liquidation of the Company; provided, however, that in no event shall ESNI be required to consent to any Approved Sale if the Fair Market Value of the aggregate consideration to be received by ESNI from such Approved Sale is less than the then outstanding principal amount under the Promissory Notes. Each Member will take all necessary and desirable actions as directed by CRC in connection with the consummation of any Approved Sale, including, without limitation, executing the applicable purchase agreement and granting identical indemnification rights. Notwithstanding the foregoing, no Member shall be required to agree to (1) make representations and warranties in connection with such Approved Sale, except representations and warranties with respect to such Member and such Member's Membership Interest, and (2) indemnify the buyer or any other Person in connection with such Approved Sale or make a payment in connection with a purchase price adjustment for an amount in excess of the lesser of (I) its pro rata share of such indemnification or purchase price adjustment obligation, other than indemnification obligations with respect to representations and warranties regarding such Member or (II) the proceeds such Member receives in such Approved Sale.

     (b) The obligations of each Member with respect to an Approved Sale are subject to the satisfaction of the following condition: upon the consummation of the Approved Sale, each Member will receive the same form and amount of consideration as each other Member (proportional to each Member's Membership Interest) or if any Members are given an option as to the form and amount of consideration to be received, all Members shall be given the same option. In addition, the obligations of ESNI with respect to an Approved

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Sale is subject to the receipt by ESNI of an amount of consideration equal to at least the then outstanding principal amount under the Promissory Notes.

     (c) All Members shall bear their pro rata share of any reasonable costs related to the Approved Sale, to the extent such costs are not otherwise paid by the Company or the acquiring party (provided that no Member shall be obligated to bear any costs in excess of the proceeds payable to such Member in such Approved Sale). Costs incurred by Members on their own behalf will not be considered costs of the transaction hereunder.

     Section 9.7 Redemption of ESNI's Membership Interests.

     (a) Upon the written request (the "Redemption Request") of ESNI to the Company, delivered on the maturity date of the Promissory Notes, that all of ESNI's Membership Interests be redeemed (a "Mandatory Redemption"), subject to obtaining any necessary lender consent without cost or expense (other than costs or expenses that ESNI is willing to bear), the Company shall redeem from ESNI its Membership Interests by payment in cash of an amount equal to the Mandatory Redemption Price. Subject to the foregoing, the Company agrees to use commercially reasonable efforts to obtain, or cooperate with ESNI to obtain, such necessary lender consents. In addition, CRC agrees that during such time that the Company and ESNI are attempting to obtain the necessary lender consent, such time period not to exceed thirty (30) days from the date of the Redemption Request, CRC will not foreclose or take any other action to enforce its rights under the Promissory Notes. During such thirty-day period, interest, including any applicable default interest, shall continue to accrue pursuant to the Promissory Notes. As used herein:

          "Mandatory Redemption Price" equals 50% of the Appraised Value.

          "Appraised Value" means the amount that a willing buyer would pay to a willing seller for ESNI's Membership Interests, as determined by the Approved Banker in accordance with the provisions of this Section 8.7.

          "Banker" means an individual affiliated with a nationally or regionally recognized investment banking, accounting or financial consulting firm, in his or her capacity as a member or senior employee of such firm, such firm to be unaffiliated with CRC or the Company, with recognized expertise in the field of appraising non-public entities in the businesses that the Company is engaged.

     (b) Within 10 Business Days of the Company's receipt of the Redemption Request, the Company shall provide ESNI with a list of three (3) Bankers. Within 10 Business Days of ESNI's receipt of such list, ESNI shall select a Banker (the "Approved Banker") from such list to determine the Appraised Value and shall inform the Company in writing of such selection. If ESNI fails to timely select a Banker, the Company may select a Banker from such list and such Banker selected by the Company shall for all purposes be the Approved Banker.

     (c) At the time of its appointment, the Approved Banker shall be instructed to deliver to the Company and ESNI within thirty (30) days of its appointment, such firm's determination of the Appraised Value as of the date of the Company's receipt of the Redemption Request, together with an explanation, in reasonable detail, of the assumptions, factual bases and methodology used to make its determination. In making its determination of the Appraised Value, the Approved Banker shall consider all relevant factors, including, without limitation: (i) the liquidity of ESNI's Membership Interests; (ii) the percentage of the total Membership Interests represented by ESNI's Membership Interests; (iii) the general voting and management rights represented by ESNI's Membership Interests;
(iv) the effect of the Management Services Agreement; (v) the history of and likelihood of continuing and/or future cash distributions by the Company with respect to ESNI's Membership Interests; (vi) industry and competitive factors in the businesses that the Company is engaged at the time of the Redemption Request; and (vii) general economic and business factors. The Company or ESNI, as the case may be, shall provide the other with a copy of the appointment and letter of instruction simultaneously with its delivery to the Approved Banker. The fees and expenses of the Approved Banker shall be borne by ESNI.

     (d) Notwithstanding the foregoing, if the Mandatory Redemption Price as finally determined is greater than the outstanding aggregate balance under the Promissory Notes (including accrued and unpaid interest

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thereunder, the "Outstanding Balance"), then the Mandatory Redemption Price shall equal the Outstanding Balance. It is further acknowledged that if there is no Outstanding Balance, this Section 8.7 in its entirety shall be of no force and effect.

     (e) The Company shall redeem ESNI's Membership Interests no later than thirty (30) days after the final determination of the Mandatory Purchase Price. Such date shall be the "Mandatory Redemption Date" as described herein. Payment of the Mandatory Redemption Price by the Company to ESNI shall be made pursuant to, and in accordance with, the following:

          (i) In the event that ESNI is required to indemnify CRC pursuant to, and in accordance with, Article VIII of the ESNI Contribution Agreement, all distributions otherwise payable to ESNI hereunder shall be withheld and paid directly to CRC to the extent necessary to discharge fully and completely ESNI's indemnity obligations to CRC thereunder.

          (ii) After giving effect to clause (i) above, the remaining Mandatory Redemption Price shall be withheld and paid directly to CRC to repay ESNI's outstanding obligations to CRC under the Promissory Notes.

     Section 9.8 Adjustments in Membership Interests. (a) CRC shall have an option to purchase (the "Interest Purchase Option") Membership Interests of ESNI representing up to an aggregate of 17% of all Membership Interests as follows:

          (i) Membership Interests of ESNI representing up to, and including, 2% of the Membership Interests at a price of $150,000 for each 1% Membership Interest purchased;

          (ii) Membership Interests of ESNI representing up to an additional 5% of the Membership Interests at a price of $200,000 for each 1% Membership Interest purchased; and

          (iii) Membership Interests of ESNI representing up to an additional 10% of the Membership Interests at a price of $250,000 for each 1% Membership Interest purchased;

provided that, if (1) there is a Change of Control of ESNI (as defined below),
(2) ESNI, or an authorized appointee, initiates a bankruptcy proceeding on ESNI's own behalf, or (3) ESNI defaults on, or fails to perform, any of its material obligations under any of the Additional Agreements or this Operating Agreement (each such event, a "Relevant Event"), then the exercise prices described in clause (i), (ii) or (iii) of this Section 8.8(a) shall be reduced by $50,000 for each 1% Membership Interest purchased by CRC under this Section 8.8(a). For purposes of this Operating Agreement, a "Change in Control" shall be deemed to have occurred if the majority of the Board of Directors of ESNI shall not be composed of (i) individuals who compose ESNI's Board as of the date hereof, (ii) individuals listed on Schedule B hereto and/or (iii) individuals approved in writing by CRC at the time of their election or appointment (which approval shall not be unreasonably withheld).

     So long as no Relevant Event takes place, CRC shall not exercise this Interest Purchase Option for eighteen (18) months from the Effective Date and shall give ESNI at least sixty (60) days' notice of its intention to exercise such option ("Option Exercise Notice"), in whole or in part. The Interest Purchase Option shall be exercisable by CRC for five (5) years from the Effective Date or, if later, until two (2) years after ESNI fully and completely fulfills its obligations and discharges its debt under the Promissory Notes.

     (b) If CRC elects to proceed pursuant to this Section 8.8, the Members shall, within thirty (30) days after ESNI's receipt of the Option Exercise Notice, execute such documents and instruments reasonably required to cause the purchase and sale of ESNI's Membership Interests at the purchase price and the terms and conditions specified in this Section, as the case may be, and the closing of such sale shall take place as soon as practicable, but in any event within thirty (30) days thereafter. At the closing, ESNI shall transfer its Membership Interests to CRC free and clear of any and all encumbrances (other than liens in favor of CRC).

     (c) In the event that the Management Services Agreement is terminated for any reason other than for Cause (as defined in the Management Services Agreement) by any Person other than CRC or its affiliates, and provided that at the time of such termination of the Management Services Agreement CRC has not

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exercised its Interest Purchase Option under this Section 8.8, ESNI shall transfer to CRC 1% of its Membership Interest, executing such documents and instruments reasonably required to effectuate such transfer, within thirty (30) days of such termination. ESNI shall transfer the 1% Membership Interest to CRC free and clear of any and all encumbrances.

     Section 9.9 Consent of ESNI Stockholders. In the event that ESNI delivers to CRC a written legal opinion of counsel, such counsel being located in ESNI's jurisdiction of incorporation and having a nationally recognized expertise in such jurisdiction's corporation law, stating that it cannot opine that ESNI's compliance with Sections 8.3 and 8.6 of this Operating Agreement does not require the prior approval of ESNI stockholders, ESNI shall not be required to take any actions required under Sections 8.3 and 8.6 prior to obtaining such stockholder approval and shall use its best efforts to obtain such stockholder approval as promptly as practicable.

     Section 9.10 Invalid Transfers Void. Notwithstanding anything contained herein to the contrary, no transfer of a Membership Interest may be made if such transfer (i) would violate the registration requirements of then applicable federal or state securities laws or rules and regulations of the Securities and Exchange Commission, state securities commissions, or rules and regulations of any other government agencies with jurisdiction over such transfer or (ii) would affect the Company's existence or qualification under the Act. In the event a transfer of a Membership Interest is otherwise permitted hereunder, notwithstanding any provision hereof, no Member shall transfer all or any portion of such Member's Membership Interest unless and until such Member, upon the request of the Company, delivers to the Company an opinion of counsel, addressed to the Company, reasonably satisfactory to the Company, to the effect that (a) such Membership Interest has been registered under the Securities Act and any applicable state securities laws, or that the proposed transfer of such Membership Interest is exempt from any registration requirements imposed by such laws and (b) that such transfer will not result in the Company being taxed as a corporation or as an association taxable as a corporation. Such opinion shall not be deemed delivered until the Company confirms to such Member that such opinion is acceptable, which confirmation will not be unreasonably withheld. Any purported transfer of any Membership Interest or any part thereof not in compliance with this Article VIII shall be void and of no force or effect and the transferring Member shall be liable to the other Members and the Company for all liabilities, obligations, damages, losses, costs and expenses (including reasonable attorneys' fees and disbursements) arising as a result of such noncomplying transfer.

     Section 9.11 Change in Ownership.

     (a) For purposes of this Operating Agreement, a "Change in Ownership" of a Member shall be deemed to have occurred when (i) any Person that does not beneficially own or control, directly or indirectly, 50% or more of the outstanding voting power of such Member or is not a direct or indirect wholly-owned subsidiary of a Person beneficially owning or controlling, directly or indirectly, 50% or more of the outstanding voting power of such Member (an "Unaffiliated Entity"), shall acquire (whether by merger, consolidation, sale, assignment, lease, transfer or otherwise, in one transaction or series of related transactions), or otherwise beneficially own or control 50% or more of the outstanding voting power of such Member or any Unaffiliated Entity which, directly or indirectly, through the ownership of one or more majority-owned successive subsidiary Entities, owns more than 50% of the outstanding voting power of or controls such Member (a "Control Entity") or (ii) an Unaffiliated Entity, or group or persons acting in concert therewith, shall acquire the power to direct or cause the direction of the management and policies of such Member or a Control Entity thereof; provided that the foregoing shall not be deemed to extend to any grant or transfer of outstanding voting power in such Member pursuant to a plan of internal reorganization undertaken solely for administrative or tax purposes.

     (b) Any Change in Ownership of a Member shall be deemed for all purposes hereof to be a proposed transfer of the Membership Interest of such Member to the Unaffiliated Entity and shall be subject to all of the terms, conditions and restrictions set forth in this Article VIII.

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     Section 9.12 Effect of Transfer; Exclusions.

     (a) In addition to satisfaction of Section 8.1 above, no assignee or transferee of all or part of a Membership Interest in the Company shall have the right to become admitted as a Member, unless and until:

          (i) The assignee or transferee has executed an instrument reasonably satisfactory to the General Manager accepting and adopting the provisions of this Operating Agreement; and

          (ii) The assignee or transferee has paid all reasonable expenses of the Company requested to be paid by the General Manager in connection with the admission of such assignee or transferee as a Member.

     (b) A Person who is a permitted assignee or transferee of a Membership Interest in the Company transferred in compliance with the provisions of this
Article VIII shall be admitted to the Company as a Member and shall receive a Membership Interest in the Company without making a contribution or being obligated to make a contribution to the Company and shall thereupon be bound by the provisions of this Operating Agreement.

                                   ARTICLE X

                    DISSOLUTION; TERMINATION; REORGANIZATION

     Section 10.1 Dissolution. The Company shall be dissolved only upon the occurrence of any of the following events:

          (a) By the written consent of all Members; and

          (b) Upon the occurrence of any of the events set forth in Section 18-801 of the Act, except as may be provided to the contrary in this Operating Agreement as permitted by the Act.

     Section 10.2 Events of Bankruptcy of Member. Without limiting the generality of Section 9.1, the occurrence of any of the events set forth in this Section with respect to any Member shall not result in the dissolution of the Company. Such Member shall cease to be a Member of the Company, but shall, however, retain its interest in allocations and distributions, upon the happening of any of the following bankruptcy events:

          (a) A Member takes any of the following actions:

             (i) Makes an assignment for the benefit of creditors;

             (ii) Files a voluntary petition in bankruptcy;

             (iii) Is adjudged a bankrupt or insolvent, or has entered against it an order for relief, in any bankruptcy or insolvency proceeding;

             (iv) Files a petition or answer seeking for it any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation;

             (v) Files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of this nature; or

             (vi) Seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for itself or for all or any substantial part of its properties; or

          (b) One hundred twenty (120) days after the commencement of any proceeding against the Member seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, if the proceeding has not been dismissed, or if within ninety (90) days after the appointment without the consent or acquiescence of the Member, of a trustee, receiver or liquidator of the Member or of all or any substantial part of the properties of the Member, the appointment is not vacated or stayed, or within ninety (90) days after the expiration of any such stay, the appointment is not vacated.

     Section 10.3 Withdrawal of Members. No Member shall have the right to withdraw from the Company except following a transfer of its Membership Interest in accordance with Section 8.1. However, if despite such prohibition a Member gives the Company notice (which must be in writing) of its desire to wrongfully

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withdraw from the Company, upon the Company's receipt of such written notice from such Member, such Member shall cease to be a Member of the Company, and such withdrawal shall be deemed wrongful. The withdrawal of a Member (wrongful or otherwise) shall not result in the dissolution of the Company.

     Section 10.4 Winding Up.

     (a) Upon the dissolution of the Company, the General Manager shall engage an independent third Person reasonably known and respected in the field to wind up the affairs of the Company (the "Liquidating Trustee"). All actions taken by the Liquidating Trustee in respect of such winding up shall be taken in accordance with this Section 9.4 and with Section 9.5. The Liquidating Trustee shall be entitled to receive such compensation for its services as may be approved by the General Manager. The Liquidating Trustee may resign only upon at least fifteen (15) days' notice to the General Manager. The Liquidating Trustee may be removed by the General Manager in accordance with Section 4.1(h) upon fifteen (15) days' notice. Within fifteen (15) days of the effective date of such resignation or removal, the General Manager shall engage a replacement who shall succeed to all the rights, powers and obligations of its predecessor.

     (b) The Liquidating Trustee may, in the name of, and for and on behalf of, the Company, prosecute and defend suits, whether civil, criminal or administrative, gradually settle and close the business of the Company, dispose of and convey the property of the Company, discharge or make reasonable provision for the liabilities and obligations of the Company, including all contingent, conditional or unmatured liabilities and obligations, and distribute to the Members any remaining assets of the Company, all in accordance with
Section 9.5 and without affecting the liability of the Members and the General Manager and without imposing liability on the Liquidating Trustee.

     (c) The Liquidating Trustee shall exercise all powers conferred upon the Tax Matters Member to the extent necessary in its good faith judgment to effect the liquidation, and the Tax Matters Member shall not interfere with or duplicate the exercise of such powers.

     Section 10.5 Liquidation and Distribution of Assets.

     (a) In the event of a dissolution of the Company, the Liquidating Trustee shall use all commercially reasonable efforts to effect a sale of the Company as a going concern. In the event that no buyer can be found to purchase the Company as a going concern, the Liquidating Trustee shall offer for sale the separate assets of the Company. All sales, whether of the Company as a going concern or of separate assets, shall be at the best price reasonably available.

     (b) Any proceeds from a sale of the Company or its assets shall be distributed as follows:

          (i) First, to creditors, including the Members and the General Manager who are creditors, to the extent otherwise permitted by law, in satisfaction of liabilities of the Company (whether by payment or the making of reasonable provision for payment thereof) other than liabilities for which reasonable provision for payment has been made; and

          (ii) Then, to the Members in proportion to their positive Adjusted Capital Accounts.

     Section 10.6 Reorganization. The General Manager may, in connection with an initial public offering of the Company, cause the Company to convert (a "Rollup") from the limited liability company form to the corporate form (such successor corporate form, whether effected by contribution of Membership Interests, contribution of assets, merger, reorganization or otherwise, the "Reorganized Company"). Each Member shall consent to and raise no objections against, and shall take all actions reasonably necessary and desirable (to the extent permissible in his, her or its capacity as such person) to effect such an approved Rollup. It is the intention of the Members that any Rollup shall be effected in a manner that (a) does not modify the economic terms of this Operating Agreement and (b) avoids or minimizes to the maximum extent possible
(i) any limitations for purposes of Rule 144 under the Securities Act on the tacking by a Member of the holding periods of Membership Interests surrendered in such exchange to the holding periods of the new securities respectively issued, and (ii) the recognition of taxable income by the Company or the Members as a result of such exchange.

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                                   ARTICLE XI

                            ADDITIONAL UNDERTAKINGS

     Section 11.1 Confidentiality.

     (a) Maintenance of Confidentiality. Each of the Members shall, during the term of this Operating Agreement and at all times thereafter, maintain in confidence all confidential and proprietary information and data of the Company and that the other Members or its Affiliates disclosed to it (the "Confidential Information"). Each of the Members further agrees that it shall not use the Confidential Information during the term of this Operating Agreement or at any time thereafter for any purpose other than the performance of its obligations or the exercise of its rights under this Operating Agreement. The Company and each Member shall take all reasonable measures necessary to prevent any unauthorized disclosure of the Confidential Information by any of their Affiliates and their respective officers, directors, employees, agents or consultants.

     (b) Permitted Disclosures. Nothing herein shall prevent the Company, any Member, or any employee, agent or consultant of the Company or any Member (in such capacity, the "Receiving Party") from using, disclosing or authorizing the disclosure of any information it receives in the course of the business of the Company from the Company or another Member (in such capacity, the "Disclosing Party") which:

          (i) Becomes publicly available without default hereunder by the Receiving Party;

          (ii) Is lawfully acquired by the Receiving Party from a source not known to the Receiving Party to be under any obligation to the Disclosing Party regarding disclosure of such information;

          (iii) Is in the possession of the Receiving Party in written or other recorded form at the time of its disclosure hereunder;

          (iv) Is non-confidentially disclosed to any third party by or with the permission of the Disclosing Party; or

          (v) The Receiving Party believes in good faith to be required by law or by the terms of any listing agreement with a securities exchange; provided that the Receiving Party consults with the other Members prior to making such disclosure.

     Section 11.2 Return of Confidential Information. Upon expiration or termination of this Operating Agreement, the Receiving Party shall return to the Disclosing Party all requested Confidential Information of the Disclosing Party, including all copies thereof, in the possession or under the control of it, its Affiliates or any of their respective personnel, or, at the Disclosing Party's option, destroy or purge all such Confidential Information from its and its Affiliates' systems and files and deliver to the Disclosing Party a written confirmation that such destruction and purging have been carried out.

     Section 11.3 No License. The furnishing of Confidential Information of the Disclosing Party to the Receiving Party shall not constitute any grant of license to the Receiving Party except (i) for the purposes of performing under this Operating Agreement, (ii) as otherwise expressly provided in this Operating Agreement or (iii) as hereafter expressly agreed in writing by the Disclosing Party.

     Section 11.4 No Hire. During the term of this Operating Agreement, each Member agrees, and for one (1) year after the withdrawal of a Member or transfer of a Member's Membership Interest in accordance with this Operating Agreement or otherwise, such withdrawing or transferring Member agrees, that it shall not, and shall make its best efforts to cause its Affiliates to not, directly or indirectly, (i) solicit, induce, recruit or encourage any of the Company's employees or consultants to terminate their relationship with the Company in favor of a relationship with such Member or Affiliate, as the case may be, or any other Person or (ii) hire or retain the services of any such employees or consultants; provided that this obligation shall not apply to consultants who regularly provide services concurrently to multiple clients in the normal course of their business, to the extent that the hiring or retention of such consultants is not likely to materially impair the ability of such consultants to provide services to the Company. In addition, the Company and each Member agrees that, for one (1) year after the proper withdrawal of a Member or transfer of a Member's Membership

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

Interest in accordance with this Operating Agreement, it shall comply with the foregoing restrictions applied with respect to the employees and consultants of such withdrawing or transferring Member.

     Section 11.5 Non-Competition. The Company and the other Members acknowledge that CRC and its Affiliates engage in the same or similar activities or lines of business as the Company and have an interest in the same area of business opportunities. The Company and the other Members agree that CRC and its Affiliates shall have the right to (a) subject to Section 10.6 below, engage in the same or similar business activities or lines of business as the Company, (b) do business with any client or customer of the Company and (c) Section 10.4 notwithstanding, employ or otherwise engage any officer or employee of the Company if (i) prior to employment by the Company such person was an officer, director or employee of CRC or an Affiliate thereof, or (ii) such employment or engagement by CRC or its Affiliate would not harm the Company in any significant manner, and neither CRC nor any Affiliate thereof, nor any officer, director, employee, agent or other representative of CRC or such Affiliate, shall be liable to the Company or any Member by reason of any such activities of CRC or its Affiliates or of such Person's participation therein.

     Section 11.6 Business Opportunities. In the event that (a) CRC or any of its Affiliates, or (b) any officer, director or employee of the Company who is also an officer, director or employee of CRC or any Affiliate thereof, acquires knowledge of a potential transaction or matter which may be a business opportunity for both the Company and CRC or any of its Affiliates, such business opportunity shall belong only to CRC and not to the Company, and any such officer, director or employee of the Company shall treat such business opportunity as belonging only to CRC and not to the Company, subject to the following sentence. In the case of clause (b) of the preceding sentence, the General Manager shall determine in good faith whether, based on the circumstances under which such individual acquired his or her knowledge, such business opportunity instead was offered to such individual solely in his or her capacity as an officer, director or employee of the Company ("Company Capacity").

     For purposes of the foregoing determination, there shall be a presumption that such business opportunity was offered to such person in his capacity as an officer, director or employee of CRC or any Affiliate thereof. In the event the General Manager determines that it was so offered to such person in his Company Capacity, such business opportunity shall belong only to the Company and not to CRC and such officer, director or employee shall treat such business opportunity as belonging only to the Company and not to CRC. With respect to any business opportunity belonging to CRC pursuant to this Section 10.6, CRC shall decide how to allocate and pursue such business opportunity based on its sole determination of what is in the best interests of CRC. The General Manager's good faith determination of the allocation of business opportunities pursuant to this Section shall be conclusive and binding for all purposes.

     The foregoing notwithstanding, and in order to minimize the circumstances subject to the preceding paragraph, the Members and the Company agree as follows:

          (a) Each of the following business activities shall be deemed the exclusive business opportunities of the Company ("Company Opportunities"):

             (i) Messaging and/or directory services, architecture and design;

             (ii) Hosting; and

             (iii) Any new CRC Opportunities to be performed in Connecticut or Westchester County, New York.

     All Company Opportunities, whether originated by Company representatives or CRC representatives, shall belong to the Company, subject to subsection (c) below.

          (b) Each of the following business activities shall be deemed the exclusive business opportunities of CRC ("CRC Opportunities"):

             (i) Support Services;

             (ii) Programming;

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

             (iii) Life cycle services/help desk services; and

             (iv) Software development.

     All CRC Opportunities, whether originated by Company representatives or CRC representatives, shall belong to CRC.

          (c) In the event that the General Manager makes a good faith determination that the Company does not have the financial resources to execute on any new Company Opportunity, CRC shall be entitled to pursue such opportunity pursuant to this Article X, and such opportunity shall be deemed a CRC Opportunity.

          (d) Company Opportunities originated by CRC shall be billed and collected by CRC. Subject to the provisions hereof, CRC shall promptly forward the appropriate funds to the Company following receipt thereof.

     Section 11.7 Allocation of Expenses. Shared expenses and overhead of CRC and the Company shall be allocated between the Company and CRC based on relative revenues, as adjusted, such allocation being subject to reasonable adjustments by the General Manager if the General Manager determines in its good faith judgment that such allocation is not reasonable under the circumstances. Project based expenses overhead will be allocated in the General Manager's reasonable good faith judgment based on which entity is servicing such project. Further:

          (i) the General Manager shall provide to the Members quarterly reports of how such expenses and overhead are allocated (the "Expense Allocation Report");

          (ii) upon receiving a Quarterly Expense Allocation Report from the General Manager, each Member shall have thirty (30) days to object to such Expense Allocation Report;

          (iii) any objections to a Expense Allocation Report must be made based on the entire Expense Allocation Report and not on a line item basis;

          (iv) the General Manager shall have fifteen (15) days from receipt of an objection to respond to the objecting Member;

          (v) upon receipt of the General Manager's response to an objection, there shall be a ten (10) day period for the parties to resolve any further disputes related to the objection, after which any remaining disputes shall be handled pursuant to and in accordance with the dispute resolution provisions of Sections 4.2(a) and (b) and Section 12.12 of this Operating Agreement, subject to subsection (vii) below;

          (vi) in the event that an objection to an Expense Allocation Report is submitted to an arbitrator pursuant to Section 12.12 of this Operating Agreement, such Expense Allocation Report shall be adjusted by the General Manager to conform to the arbitrator's findings and judgment;

          (vii) in the event that the arbitrator's findings (x) uphold the General Manager's original Expense Allocation Report, (y) show any discrepancy in favor of ESNI from the original Expense Allocation Report or
     (z) show a discrepancy in favor of CRC of less than or equal to 5% from the original Expense Allocation Report, ESNI shall, notwithstanding the provisions of Section 12.12 of this Operating Agreement, pay all expenses related to the arbitration, and CRC shall pay a penalty to ESNI equal to the amount of any discrepancy between the original Expense Allocation Report and the arbitrator's findings;

          (viii) in the event that there is a discrepancy of more than 5% in favor of CRC between the arbitrator's findings and the original Expense Allocation Report, CRC shall, (x) notwithstanding the provisions of Section
     12.12 of this Operating Agreement, pay all expenses related to the arbitration and (y) if the discrepancy shall be deemed the result of CRC's willful or intentional misconduct, pay a penalty to ESNI equal to such discrepancy.

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                                  ARTICLE XII

                    BOOKS; REPORTS TO MEMBERS; TAX ELECTIONS

     Section 12.1 Books and Records.

     (a) As part of its general administrative duties for the Company, the General Manager shall maintain or cause to be maintained proper and complete books and records in which shall be entered fully and accurately all transactions and other matters relating to the Company's business in the detail and completeness customary and usual for businesses of the type engaged in by the Company. The Company's financial statements shall be kept on the accrual basis and in accordance with GAAP. The Company's financial statements shall be audited annually by independent certified public accountants selected by the General Manager. The fact that such independent certified public accountants may audit the financial statements of one or more of the Members or their Affiliates shall not disqualify such accountants from auditing the Company's financial statements.

     (b) At a minimum, the Company shall keep such books and records as may be required by the Act and such other books and records as are customary and usual for businesses of the type engaged in by the Company.

     (c) Each Member or its duly authorized representatives shall have the right, during normal business hours, to inspect and copy the Company's books and records at the requesting Member's expense.

     (d) The Members shall have the right to cause the Company to take all actions necessary to afford, at the requesting party's expense, such party's independent certified public accountants access to the Company's books, records, General Manager, employees and agents to the full extent reasonably determined by such party's independent certified public accountants to be necessary in order to perform their audit or review of such party's financial statements. In addition, the internal auditors of each such party shall have full right of access to the Company's books, records, General Manager, employees and agents to the full extent reasonably determined by such party's internal auditors to be necessary in order to perform their audit or review of such party's financial statements; provided that in exercising such right, such internal auditors to the extent reasonably practicable shall coordinate their visits with those by internal auditors of other parties requesting access under this subsection.

     Section 12.2 Reporting.

     (a) Monthly. The General Manager will deliver to the Members operating and financial reports for each month (other than quarter and year end) within 30 days following the end of that month, including balance sheet, operating statement, income statement, and detailed fee invoicing, including backup supporting expense changes.

     (b) Quarterly. The General Manager will deliver to the Members operating and financial reports for each quarter within 30 days following the end of that quarter, including balance sheet, operating statement, income statement, and detailed fee invoicing, including backup supporting expense changes.

     (c) Annual. The General Manager will deliver to the Members (1) unaudited financial statements, prepared in accordance with GAAP, not later than 45 days following the end of each Fiscal Year and (2) audited financial statements, prepared in accordance with GAAP, not later than 75 days following the end of each Fiscal Year.

     (d) Management Review. As part of its general management services, the General Manager shall review annually the Company's audited financial statements and operations with the Members in connection with the delivery to the Members of such financial statements or at such time and at such place as the Members and General Manager may mutually agree. Additionally, a Member may request additional interim presentations by the General Manager, at that Member's expense, subject to the availability of the General Manager or its appointees.

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     (e) Tax Information.  As part of its general management services, the
General Manager shall, within ninety (90) days after the end of each Fiscal Year, supply to each Member all information necessary and appropriate to be included in each Member's income tax returns for that year.

     (f) Objection to Information from General Manager. Except as otherwise expressly provided in this Agreement, each Member shall have sixty (60) days following receipt of any report, financial statements or information from the General Manager provided in accordance with this Agreement to object to any such report, financial statements or information. The General Manager shall have thirty (30) days from receipt of an objection to respond to the objecting Member. Upon receipt of the General Manager's response to an objection, there shall be a fifteen (15) day period for the parties to resolve any further disputes related to the objection, after which any remaining disputes shall be handled pursuant to and in accordance with the dispute resolution provisions of Sections 4.2(a) and (b) and Section 12.12 of this Operating Agreement.

     Section 12.3 Tax Matters Member.

     (a) Subject to Section 9.4(c), CRC is hereby appointed and shall serve as the tax matters Member of the Company (the "Tax Matters Member" within the meaning of IRC Section 6231(a)(7) for so long as it is not the subject of a bankruptcy event as defined in Section 9.2 and otherwise is entitled to act as the Tax Matters Member. The Tax Matters Member may file a designation of itself as such with the Internal Revenue Service. The Tax Matters Member shall (i) furnish to each Member affected by an audit of the Company income tax returns a copy of each notice or other communication received from the IRS or applicable state authority, (ii) keep such Member informed of any administrative or judicial proceeding, as required by IRC Section 6223(g), and (iii) allow such Member an opportunity to participate in all such administrative and judicial proceedings. The Tax Matters Member shall take such action as may be reasonably necessary to constitute the other Member a "notice partner" within the meaning of IRC Section 6231(a)(8); provided that the other Member provides the Tax Matters Member with the information that is necessary to take such action.

     (b) The Company shall not be obligated to pay any fees or other compensation to the Tax Matters Member in its capacity as such. However, the Company shall reimburse the expenses (including reasonable attorneys' and other professional fees and disbursements) incurred by the Tax Matters Member in such capacity. Each Member who elects to participate in Company administrative tax proceedings shall be responsible for its own expenses incurred in connection with such participation. In addition, the cost of any adjustments to a Member and the cost of any resulting audits or adjustments of a Member's tax return shall be borne solely by the affected Member.

     (c) The Company shall indemnify and hold harmless the Tax Matters Member from and against any loss, liability, damage, cost or expense (including reasonable attorneys' fees and disbursements) sustained or incurred as a result of any act or decision concerning Company tax matters and within the scope of such Member's responsibilities as Tax Matters Member, so long as such act or decision was not the result of gross negligence, fraud, bad faith or willful misconduct by the Tax Matters Member. The Tax Matters Member shall be entitled to rely on the advice of legal counsel as to the nature and scope of its responsibilities and authority as Tax Matters Member, and any act or omission of the Tax Matters Member pursuant to such advice shall in no event subject the Tax Matters Member to liability to the Company or any Member.

     Section 12.4 Tax Audits/Special Assessments. If a tax return of the Company or an individual Member with respect to an item or items of Company income, loss, deduction, etc., potentially affecting any tax liability of the Members generally is subject to an audit by the Internal Revenue Service (or other similar governmental agency), the General Manager may, in the exercise of their business judgment, determine that it is necessary to contest proposed adjustments to such return or items.

     Section 12.5 Tax Elections. The Company will elect to amortize organizational costs. The Company may file an election under IRC Section 754, in accordance with applicable Treasury Regulations, to cause the basis of the Company's property to be adjusted for federal income tax purposes as provided by IRC Section 734 and IRC Section 743. The determination whether to make and file any such election shall be made by the General Manager in its sole discretion.

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     Section 12.6 Taxes and Charges; Governmental Rules.  Each Member shall (a)
promptly pay all applicable taxes and other governmental charge imposed on or against such Member, except to the extent (i) the failure to promptly pay such taxes or other governmental charges will not have a material adverse effect on the Company or its assets or (ii) any such taxes or other governmental charges are being contested in good faith by appropriate proceedings, and (b) comply with all applicable governmental rules, except to the extent that such noncompliance will not have a material adverse effect on the Company.

                                  ARTICLE XIII

                                 MISCELLANEOUS

     Section 13.1 Binding Effect. This Operating Agreement shall be binding upon any Person who executes this Operating Agreement or any permitted transferee or permitted assignee of an interest in the Company.

     Section 13.2 Entire Agreement. This Operating Agreement and the Additional Agreements, when executed and delivered, contain the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements of the parties with respect thereto.

     Section 13.3 Amendments. This Operating Agreement may not be amended except by the written agreement of all of the Members.

     Section 13.4 Governing Law; Consent to Jurisdiction. This Operating Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each of the parties hereto hereby irrevocably submits to the jurisdiction of any state or federal court sitting in the City, County and State of New York in respect of any enforcement proceeding arising out of or relating to this Operating Agreement, which courts shall have exclusive jurisdiction over and with respect to any such enforcement proceeding, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the aforesaid courts. Each of the parties hereto hereby irrevocably waives, to the fullest extent such party may effectively do so under applicable law, trial by jury and any objection that such party may now or hereafter have to the laying of venue of any such enforcement proceeding brought in any such court and any claim that any such enforcement proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of any party hereto to serve process in any manner permitted by law or to commence enforcement proceedings or otherwise proceed against the other party in any other jurisdiction.

     Section 13.5 Notices to Members. Except as otherwise provided in this Operating Agreement, any notice, demand or communication to a Member required or permitted to be given by any provision of this Operating Agreement shall be deemed to have been sufficiently given or served for all purposes if delivered personally, sent by facsimile transmission or electronic mail (with confirmation of receipt), overnight express courier or registered or certified mail, postage/charges-prepaid, return receipt requested, and addressed to the Member (with a copy to counsel of the Member) as set forth on Schedule A. All such notices, demands and other communications will (i) if delivered personally to the address as provided in this Section 12.5, be deemed given upon delivery,
(ii) if delivered by facsimile or electronic mail transmission to the facsimile number or electronic mail address, as the case may be, as provided in this
Section 12.5, be deemed given upon receipt, (iii) if delivered by overnight or express courier to the address as provided in this Section 12.5, be deemed given on the earlier of the second Business Day following the date sent by such overnight or express courier or upon receipt and (iv) if delivered by mail in the manner described above to the address as provided in this Section 12.5, be deemed given on the earlier of the sixth Business Day following mailing or upon receipt, in each case regardless of whether such notice, demand or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section 12.5. Any party from time to time may change its address or other information for the purpose of notices to that party by giving notice in accordance with this Section 12.5 specifying such change to the other party hereto at least ten (10) Business Days prior to the effective date of such notice.

     Section 13.6 Bank Accounts. The Company shall maintain appropriate accounts at one or more financial institutions for all funds of the Company. Such accounts shall be used solely for the business of the Company. Withdrawal from such accounts shall be made only upon the signature of the General Manager and those persons authorized by the General Manager.

     Section 13.7 Headings. The titles of the Articles and the headings of the Sections of this Operating Agreement are for convenience of reference only and are not to be considered in construing the terms and provisions of this Operating Agreement.

     Section 13.8 Waivers. The failure of any party to seek redress for violation of or to insist upon the strict performance of any covenant or condition of this Operating Agreement shall not prevent a subsequent act, that would have originally constituted a violation, from having the effect of an original violation.

     Section 13.9 No Third Party Beneficiaries. None of the provisions of this Operating Agreement shall be for the benefit of or enforceable by any Person other than the parties to this Operating Agreement and their respective permitted successors and permitted transferees and assigns and the Persons entitled to the benefits of Article V of this Operating Agreement.

     Section 13.10 Interpretation. It is the intention of the Members that, during the term of this Operating Agreement, the rights and obligations of the Members and their successors-in-interest shall be governed by the terms of this Operating Agreement, and that the right of any Member or successor-in-interest to assign, transfer, sell or otherwise dispose of any interest in the Company shall be subject to limitations and restrictions of this Operating Agreement. This Operating Agreement shall be construed without regard to any presumption or other rule requiring construction hereof against the party causing this Operating Agreement to be drafted.

     Section 13.11 Further Assurances. ESNI shall, and shall cause its Affiliates to, use all commercially reasonable efforts to obtain the consents and perform such other acts as are required by Article VI of the ESNI Contribution Agreement as promptly as reasonably practicable. Upon the satisfaction of the conditions set forth in Article VI of the ESNI Contribution Agreement, each of CRC and ESNI shall, and shall cause their respective Affiliates to, promptly execute and deliver the Additional Agreements as required by Article VI of the ESNI Contribution Agreement. Each Member shall execute all such certificates and other documents and shall do all such other acts as the General Manager deem reasonably appropriate to comply with the requirements of law for the formation of the Company and to comply with any laws, rules, regulations and third-party requests relating to the acquisition, operation or holding of the property of the Company.

     Section 13.12 Arbitration. Subject to Section 4.2, the parties hereto agree that any and all disputes, claims or controversies arising out of or relating to this Operating Agreement that are not resolved by their mutual agreement shall be submitted to final and binding arbitration before JAMS, or its successor, pursuant to the United States Arbitration Act, 9 U.S.C. Sec. 1, et seq. Either party may commence the arbitration process called for in this Operating Agreement by filing a written demand for arbitration with JAMS, with a copy to the other party. The arbitration will be conducted in accordance with the provisions of JAMS' Comprehensive Arbitration Rules and Procedures in effect at the time of filing of the demand for arbitration. The parties will cooperate with JAMS and with one another in selecting an arbitrator from JAMS' panel of neutrals, and in scheduling the arbitration proceedings. The parties covenant that they will participate in the arbitration in good faith, and that they will share equally in its costs. The provisions of this paragraph may be enforced by any court of competent jurisdiction, and the party seeking enforcement shall be entitled to an award of all costs, fees and expenses, including attorneys fees, to be paid by the party against whom enforcement is ordered.

     Section 13.13 Illegality and Severability. If application of any one or more of the provisions of this Operating Agreement shall be unlawful under applicable law and regulations, then the parties will attempt in good faith to make such alternative arrangements as may be legally permissible and which carry out as nearly as practicable the terms of this Operating Agreement. Should any portion of this Operating Agreement be deemed unenforceable by a court of competent jurisdiction, the remaining portion hereof shall remain unaffected and be interpreted as if such unenforceable portions were initially deleted.

     Section 13.14 Injunctive Relief. Each Member acknowledges that in the event of any breach of this Operating Agreement, including, without limitation, of Article X, the non-breaching Member(s) shall suffer irreparable injury not compensable by money damages and for which such non-breaching Member(s) shall not have an adequate remedy available at law. The non-breaching Member(s) shall be entitled to obtain, without the posting of any bond or other security, such injunctive or other equitable relief as may be reasonably necessary to prevent or curtail any such breach, threatened or actual. The foregoing shall be in addition to and without prejudice to such other rights as the non-breaching Member(s) may have under this Operating Agreement or applicable law.

     Section 13.15 Authority/No Conflicts. Each Member represents and warrants as follows:

          (a) It, and to its best knowledge, each of its Control Entities, is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation or organization;

          (b) It has full power and authority and legal right to execute and deliver this Operating Agreement and, when executed and delivered, any Additional Agreement to which it may be a party;

          (c) Its execution, delivery and performance of this Operating Agreement has been, and, when executed and delivered, all Additional Agreements to which it may be a party will have been, duly authorized by all necessary action;

          (d) This Operating Agreement and, when executed and delivered, each Additional Agreement to which it may be a party has been duly executed and delivered by it, as the case may be;

          (e) This Operating Agreement and, when executed and delivered, each Additional Agreement to which it may be a party constitutes its, as the case may be, legal, valid and binding obligation, enforceable in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by the availability of the remedy of specific performance; and

          (f) None of the execution, delivery or performance by it of this Operating Agreement and, when executed and delivered, any Additional Agreement to which it may be a party (i) will violate or conflict with its organizational documents, (ii) will result in any breach of or default under any other Contract to which it may be a party or (iii) is prohibited or, except as expressly disclosed in this Operating Agreement or any Additional Agreement to which it may be a party, requires it to obtain any consent, approval or authorization or make any registration or filing with any governmental authority or other Person.

     Section 13.16 Publicity. Without the prior written consent of the other Members, no Member shall, and each will cause its representatives not to, make any release to the press or other public disclosure, or make any statement to any other Person other than their respective representatives, with respect to either the fact that discussions or negotiations are taking place concerning the collaboration between the parties hereto or the existence or contents of this Operating Agreement, except for such public disclosure as may be necessary for the disclosing Person not to be in violation of or in default under any applicable law, regulation, government order or securities exchange rules, in which event the disclosing Person shall use its commercially reasonable efforts to provide to the other Members in advance of such disclosure a copy of such disclosure to be made so that the other Members may comment upon such disclosure.

     Section 13.17 Expenses. Each Member shall pay its own expenses incident to the negotiation and preparation of this Operating Agreement and the Additional Agreements and the consummation of the transactions provided for herein and therein (including, without limitation, the fees of any accountant, broker or financial advisor retained by such Member).

     Section 13.18 Counterparts. This Operating Agreement may be executed in counterparts (and by facsimile), each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have caused their authorized representatives to execute this Operating Agreement as of the date first above written.

                                          E-SYNC NETWORKS, LLC

                                          By: CRC Management Services, Inc.
                                          Its: General Manager

                                            By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                          CRC, INC.

                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                          E-SYNC NETWORKS, INC.

                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                      SCHEDULE A

        MEMBERS; MEMBERSHIP INTERESTS; AGREED VALUES OF COMPANY ASSETS;
                                CAPITAL ACCOUNTS

                                                                                    MEMBERSHIP
    MEMBER NAME AND NOTICE ADDRESS                   MEMBER'S COUNSEL                INTEREST
    ------------------------------                   ----------------               ----------
CRC, INC.                                 Kramer Levin Naftalis & Frankel LLP           49%
  1290 Avenue of the Americas,              919 Third Avenue
  39th Floor                                New York, New York 10022
  New York, New York 10104                  Attn: Ely D. Tendler, Esq.
  Attn: Chief Executive Officer             Tel: (212) 715-9100
  Tel: (212) 906-1000                       Fax: 212-715-8000
  Fax: (212) 906-9500                       e-Mail:
  e-Mail:
E-SYNC NETWORKS, INC.                     Finn Dixon & Herling LLP                      51%
  [35 Nutmeg Drive                          One Landmark Square, Suite 1400
  Trumbull, Connecticut 06611]              Stamford, Connecticut 06901-2689
  Attn: President and Chief                 Attn: David I. Albin, Esq.
  Operating Officer                         Tel: (203) 325-5000
  Tel: (203) 601-3600                       Fax: (203) 348-5777
  Fax: (203) 601-3151                       e-Mail:
  e-Mail:

                        AGREED VALUES OF COMPANY ASSETS
              Total:
              CRC:
              ESNI:

                        CAPITAL ACCOUNTS OF THE MEMBERS
              CRC:
              ESNI:

                                   (EXHIBIT I TO COMPANY CONTRIBUTION AGREEMENT)

NEITHER THIS WARRANT NOR ANY SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND NEITHER THIS WARRANT NOR ANY SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE ACT AND SUCH STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH STATE SECURITIES LAWS.

                             E-SYNC NETWORKS, INC.

                         COMMON STOCK PURCHASE WARRANT

     THIS IS TO CERTIFY that CRC, INC., a New York corporation ("CRC"), or its registered assigns, is entitled to purchase from E-Sync Networks, Inc., a Delaware corporation (the "COMPANY"), at any time on and after the Date of Issuance but not later than 5:00 p.m., New York City time, on the date (the
"EXPIRATION DATE") that is the later of (i) [            , 2011] or (ii) the
second anniversary of the repayment of all of the Loans (as hereinafter
defined),           (2) Stock Units (as hereinafter defined) at the Exercise
Price, subject to the terms and conditions herein provided.

     This Warrant is being issued to CRC in connection with CRC providing the Loans to the Company.

     The regulations of the Internal Revenue Service now in effect require determination of the value of this Warrant. Accordingly, it is therefore agreed by the Company and CRC that for federal income tax purposes the amount of the
issue price allocated to this Warrant is $          in the aggregate, which
shall be the value ascribed to this Warrant by the Company and CRC for all purposes, including the preparation of tax returns and the preparation of the Company's and CRC's financial statements.

     As used in this Warrant, the following terms have the following respective meanings:

          (s) "ACT" means the Securities Act of 1933, as amended.

          (t) "AFFILIATE" has the meaning set forth in Rule 405 under the Act.

          (u) "COMPANY" has the meaning set forth in the preamble of this Warrant.

          (v) "CONVERTIBLE SECURITY" means Securities of the Company which may be convertible into Shares.

          (w) "CRC" has the meaning set forth in the preamble of this Warrant.

          (x) "DATE OF ISSUANCE" means the date set forth next to the signature of the Company on the signature page hereof.

          (y) "EXERCISE PRICE" means $          (3), the price at which this
     Warrant is convertible into Shares, subject to adjustment as provided herein.

          (z) "EXPIRATION DATE" has the meaning set forth in the preamble of this Warrant.

          (aa) "HOLDER" means any owner of all or any part of this Warrant from time to time.

          (bb) "LOANS" means, collectively, all amounts advanced or loaned to Company by CRC.

---------------

     2 This number is equal to 10% of the Company's capital stock (on a fully diluted basis) determined as of the close of business on the date of the Closing.

     3 This price is equal to 75% of the average closing sale prices of the Common Stock during the 60 consecutive trading days ending on the second trading day preceding the date of the Closing.

          (cc) "SECURITIES" has the meaning assigned to such term in the Act or any rule or regulation thereunder.

          (dd) "SHARES" means shares of the Company's common stock, par value $0.01 per share.

          (ee) "STOCK UNIT" means one (1) Share, as same may be adjusted from time to time in accordance with Section 4(a) below, and shall include any additional securities, cash or property in respect thereof in accordance with Section 4 below.

          (ff) "WARRANT" means this Common Stock Purchase Warrant, as same may be amended from time to time in accordance herewith.

          (gg) "WARRANT STOCK" means, collectively, (i) the Shares purchasable by the Holder hereof upon the exercise of this Warrant, and (ii) any other securities forming a part of any Stock Unit in accordance with Section 4 below.

     14. Exercise of Warrant.

     (a) In order to exercise this Warrant, in whole or in part, the Holder hereof shall deliver to the Company, at its office set forth in Section 9 below, at any time and from time to time between the Date of Issuance and the Expiration Date, (i) a written notice in the form of the Form of Exercise Notice attached hereto as Exhibit A (the "EXERCISE NOTICE"), (ii) such Holder's check payable to the Company in an aggregate amount equal to the aggregate Exercise Price for those Stock Units specified in the Exercise Notice, and (iii) this Warrant; provided, however, that this Warrant may only be partially exercised for a minimum of 200,000 Shares per Exercise Notice. Upon receipt thereof, the Company shall, as promptly as practicable and in any event within three (3) days thereafter, cause to be executed and delivered to such Holder a certificate or certificates representing the aggregate number of fully paid and nonassessable shares of Warrant Stock, or any other property forming a part of the subject Stock Unit(s) or both, issuable upon such exercise. Subject to the provisions of this Section 2(a), such stock certificate(s) shall be in such denominations as may be specified in the Holder's notice, and shall be registered in the name of such Holder or such other name or names as shall be designated in such notice.

     (b) In addition to the method of payment set forth in Section 2(a) and in lieu of any cash payment required thereunder, the Holder of the Warrant shall have the right at any time and from time to time to exercise the Warrant in whole or in part by surrendering the Warrant in the manner specified in Section 2(a) above in exchange for that number of Shares equal to the product of (x) the number of shares as to which such Warrant is being exercised multiplied by (y) a fraction, the numerator of which is the market price of the Shares less the Exercise Price and the denominator of which is such market price. Solely for the purposes of this Section 2(b), "market price" shall be calculated on the date on which notice of the Holder's election to exercise is given pursuant to Section 2(a) above. The "market price" shall be the average of the closing sale prices of the Shares as reported by Bloomberg Financial Markets or if not so reported then as published in a nationally recognized daily publication, for the 60 consecutive trading days ending on the day prior to the date of exercise. Any fractional share resulting from such cashless exercise shall be eliminated.

     (c) All certificates representing Warrant Stock as aforesaid shall be deemed to have been issued, and the Holder or other person designated to be named therein shall be deemed to become a holder of record of the subject Warrant Stock (including, to the extent permitted by law, the right to vote such securities or grant consents therefor or receive notices as a stockholder), as of the time the Holder's notice and payment is received by the Company as aforesaid. If this Warrant shall have been exercised only in part, the Company shall, concurrently with its delivery pursuant to Section 2(a) above, cancel this Warrant and deliver to the subject Holder a new warrant (in substantially the form of this Warrant) evidencing the rights of such Holder to purchase the remaining Stock Units called for by this Warrant.

     (d) All Warrant Stock issuable upon the exercise of this Warrant in whole or in part shall, upon payment therefor in accordance herewith, be validly issued, fully paid and nonassessable.

     15. Transfer and Assignment.

     This Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company to be maintained for such purposes, upon surrender of this Warrant at the office of the Company set forth in Section 9 below, accompanied by a written assignment duly executed by the Holder hereof indicating the number of Warrants being transferred and the name, address and tax identification number of each transferee. Upon any such delivery, the Company shall execute and deliver to the Holder or the transferee(s) or both (as the case may be) new warrants (in substantially the form of this Warrant) in the appropriate denominations, and this Warrant shall thereupon be canceled.

     16. Adjustment of Exercise Price and Number of Shares. In order to prevent dilution of the rights granted under this Warrant and grant the Holder hereof certain additional rights, the Exercise Price and the number of Shares or any other property then constituting a Stock Unit obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this
Section 4.

     (a) Adjustment of Exercise Price upon Issuance of Common Stock. If and whenever on or after the Date of Issuance, the Company issues or sells, or in accordance with Section 4(b) is deemed to have issued or sold, any Share for a consideration per share less than the Exercise Price in effect immediately prior to such issuance or sale, then immediately upon such issuance or sale the Exercise Price shall be reduced to a price (rounded to the nearest cent) determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be (x) the sum of (A) the number of Shares outstanding immediately prior to the issuance or sale of such additional Shares multiplied by the Exercise Price in effect immediately prior thereto plus
(B) the aggregate consideration received by the Company (determined as provided in Section 4(b)(iv)) for the issuance or sale of such additional Shares, and the denominator of which shall be (y) the product of the number of shares outstanding immediately after the issuance or sale of such additional Shares and the Exercise Price in effect immediately prior thereto. No adjustment of the Exercise Price shall be made upon the issuance or sale of Shares (i) pursuant to the exercise or conversion of warrants, options or other convertible securities outstanding on the date hereof as set forth on Schedule 4(a) attached hereto and
(ii) with the unanimous consent of the Holder(s) of the Warrant.

     (b) Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under Section 4(a), the following shall be applicable:

          (i) Issuance of Rights or Options. If the Company in any manner grants or sells any options to purchase Shares or Convertible Securities ("OPTIONS") and the lowest price per share for which any one Share is issuable upon the exercise of any such Option, or upon conversion or exchange of any Convertible Security issuable upon exercise of such Option, is less than the Exercise Price in effect immediately prior to the time of the granting or sale of such Option, then such Share shall be deemed to have been issued and sold by the Company at such time for such price per share. For purposes of this paragraph, the "lowest price per share for which any one Share is issuable" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one Share upon the granting or sale of the Option, upon exercise of the Option and upon conversion or exchange of the Convertible Security. No further adjustment of the Exercise Price shall be made upon the actual issue of such Shares or of such Convertible Securities upon the exercise of such Options or upon the actual issue of such Shares upon conversion or exchange of such Convertible Securities.

          (ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Security and the lowest price per share for which any one Share is issuable upon conversion or exchange thereof is less than the Exercise Price in effect immediately prior to the time of such issue or sale, then such Share or Shares shall be deemed to have been issued and sold by the Company at such time for such price per share. For the purposes of this paragraph, the "lowest price per share for which any one Share is issuable" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one Share upon the issuance of the Convertible Security and upon the conversion or exchange of such Convertible Security. No further adjustment of the Exercise Price shall be made upon the actual issue of such Shares upon conversion or exchange of any Convertible Security, and if any such issue or sale of such Convertible Security is made upon exercise of any Options for which adjustments of the Exercise Price had been or are to be made pursuant to other provisions of this Section 2, no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

          (iii) Change in Option Price or Conversion Rate. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Shares changes at any time, the Exercise Price in effect at the time of such change shall be adjusted immediately to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and number of Shares issuable hereunder shall be correspondingly adjusted; provided, that if such adjustment would result in an increase of the Exercise Price then in effect, such adjustment shall not occur. For purposes of this Section 4(b), if the terms of any Option or Convertible Security which was outstanding as of the Date of Issuance are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Shares deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change; provided, that no such change shall at any time cause the Exercise Price hereunder to be increased.

          (iv) Calculation of Consideration Received. If any Shares, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor. In case any Shares, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the fair market value thereof as of the date of receipt. In case any Shares, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Shares, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities shall be determined jointly by the Company and the Holder of the Warrant. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Holder of the Warrant. The determination of such appraiser shall be final and binding on the Company and the Holder of the Warrant, and the fees and expenses of such appraiser shall be paid by the Company.

          (v) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options shall be deemed to have been issued without consideration.

          (vi) Treasury Shares. The disposition of any Shares owned or held by or for the account of the Company or any subsidiary shall be considered an issue or sale of Shares.

          (vii) Record Date. If the Company takes a record of the holders of Shares for the purpose of entitling them (A) to receive a dividend or other distribution payable in Shares, Options or in Convertible Securities or (B) to subscribe for or purchase Shares, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Shares deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     (c) Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding Shares into a greater number of Shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Shares obtainable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares into a smaller number of Shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Shares obtainable upon exercise of this Warrant shall be proportionately decreased.

     (d) Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, in each case which is effected in such a way that the holders of Shares are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Shares is referred to herein as "ORGANIC CHANGE." Prior to the consummation of any Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the Holder of the Warrant) to insure that the Holder of the Warrant shall thereafter have the right to acquire and receive, in lieu of or addition to (as the case may be) the Shares immediately theretofore acquirable and receivable upon the exercise of such Holder's Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of Shares immediately theretofore acquirable and receivable upon exercise of such Holder's Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision (in form and substance reasonably satisfactory to the Holder of the Warrant) with respect to such Holder's rights and interests to insure that the provisions of this Section 4 hereof shall thereafter be applicable to the Warrant (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Exercise Price to the value for the Shares reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of Shares acquirable and receivable upon exercise of the Warrant, if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger or sale). The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the Holder of the Warrant), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

     (e) Certain Events. If any event occurs of the type contemplated by the provisions of this Section 4 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Board of Directors shall make an appropriate adjustment in the Exercise Price and the number of Shares obtainable upon exercise of this Warrant so as to protect the rights of the Holder of the Warrant; provided, that no such adjustment shall increase the Exercise Price or decrease the number of Shares obtainable as otherwise determined pursuant to this Section 4.

     (f) Liquidating Dividends. If the Company declares or pays a dividend upon the Shares payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) except for a stock dividend payable in Shares (a "LIQUIDATING DIVIDEND"), then the Company shall pay to the registered Holder of this Warrant at the time of payment thereof the Liquidating Dividend which would have been paid to such registered Holder on the Shares had this Warrant been fully exercised immediately prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Shares entitled to such Liquidating Dividend is to be determined.

     (g) Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of capital stock (the "PURCHASE RIGHTS"), then the Holder of this Warrant shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of Shares acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Shares are to be determined for the grant, issue or sale of such Purchase Rights.

     (h) Adjustment of Number of Shares. Upon each adjustment of the Exercise Price as a result of the calculations made in Section 4 hereof, the number of Shares for which this Warrant is exercisable immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Shares obtained by (i) multiplying the number of Shares covered by this Warrant immediately prior to this adjustment by the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

     17. Notice of Certain Events.

     (a) As soon as practicable following any adjustment of the Exercise Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

     (b) The Company shall give written notice to the Holder at least ten (10) days prior to the date on which the Company closes its books or takes a record
(i) with respect to any dividend or distribution upon the Shares, (ii) with respect to any pro rata subscription offer to holders of Shares or (iii) for determining rights to vote with respect to any Liquidating Dividend, Organic Change or other dissolution or liquidation; provided, however, if notice of the foregoing is given earlier to the Company's other stockholders of record, notice to the Holder shall be given at such earlier time.

     (c) The Company shall also given written notice to the registered Holder at least ten (10) days prior to the date on which any Liquidation Event, Organic Change or other dissolution or liquidation shall take place; provided, however, if notice of the foregoing is given earlier to the Company's other stockholders of record, notice to the Holder shall be given at such earlier time.

     18. Capitalization; Reservation of Shares.

     (a) The Company hereby represents and warrants to CRC that the number of Shares for which this Warrant is exercisable as of the Date of Issuance, in the aggregate, represents 10% (the "THRESHOLD PERCENTAGE") of the voting stock of the Company on a fully-diluted as-if-converted basis (i.e., 10% of all Shares outstanding as of the Date of Issuance and all Shares underlying options, warrants, preferred shares or other interests outstanding as of the Date of Issuance which are exercisable, convertible or exchangeable for Shares, including after giving effect to the issuance of this Warrant). In the event that such number of Shares does not equal the Threshold Percentage as a result of the existence of any Shares (or options or other interests exercisable, convertible or exchangeable for Shares) which are not disclosed to CRC on or before the Date of Issuance, the number of Shares to be issued upon exercise of this Warrant shall be automatically increased (pro rata to each Holder and without any further action by the Holders) by that number of Shares that when added to the Shares which would otherwise be issued to the Holders upon exercise of the Warrant shall equal an amount of Shares which represents the Threshold Percentage. Any such adjustment shall be made promptly upon determination of the discrepancy with the Threshold Percentage, whether such determination is made before or after the Date of Issuance.

     (b) The Company shall at all times reserve and keep available for issuance upon the exercise hereof such number of authorized but unissued Shares as shall be sufficient to permit the full exercise of this Warrant.

     19. Expenses.

     The Company shall pay any and all reasonable expenses, transfer taxes and other charges, including all costs associated with the preparation, issuance and delivery of stock or warrant certificates, that may be incurred in respect of the issuance or delivery of Warrant Stock upon any exercise of this Warrant.

     20. No Rights as Stockholder.

     This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

     21. Notices.

     Any and all notices to be given to the Company hereunder shall be given to the Company at its offices located at [35 Nutmeg Drive, Trumbull, Connecticut 06611], Attention: President and Chief Operating Officer. Any and all notices to be given to the Holder hereof shall be given to such Holder at its address as same appears on the records of the Company.

     22. Registration.

     (a) Legend. Upon exercise, in part or in whole, of the Warrants, certificates representing the Warrant Stock shall bear the following legend:

       "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act"), and may not be offered or sold except pursuant to (i) an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) an opinion of counsel, if such opinion shall be reasonably satisfactory to counsel of the issuer, that an exemption from registration under such Act is available."

     (b) Registration Rights. Upon exercise, in part or in whole, of the Warrants, the Warrant Stock shall have the registration rights set forth in the
Registration Rights Agreement, dated [            , 2001], by and between the
Company and CRC.

     23. Miscellaneous.

     (a) No provision hereof, in the absence of affirmative action by the Holder to effect any exercise hereunder, shall give rise to any liability of such Holder for the Exercise Price or as a stockholder of the Company, regardless of whether such liability is asserted by the Company or by any creditor or creditors of the Company.

     (b) Neither this Warrant nor any of the terms or conditions hereof may be waived, amended or modified, except with the written consent of the Company and a majority in interest of the Warrant Stock.

     (c) This Warrant shall be governed by, interpreted under and construed in accordance with the internal laws of the State of New York applicable to contracts executed and to be performed wholly in that state without giving effect to the choice or conflict of laws principles or provisions thereof. The parties agree that any and all disputes, claims or controversies arising out of or relating to this Warrant that are not resolved by their mutual agreement shall be submitted to final and binding arbitration before JAMS, or its successor, pursuant to the United States Arbitration Act, 9 U.S.C. Sec. 1, et seq. Any party may commence the arbitration process called for in this Warrant by filing a written demand for arbitration with JAMS, with a copy to the other party. The arbitration will be conducted in accordance with the provisions of JAMS' Comprehensive Arbitration Rules and Procedures in effect at the time of filing of the demand for arbitration. The parties will cooperate with JAMS and with one another in selecting an arbitrator from JAMS' panel of neutrals, and in scheduling the arbitration proceedings. The parties covenant that they will participate in the arbitration in good faith, and that they will share equally in its costs. The provisions of this paragraph may be enforced by any court of competent jurisdiction, and the party seeking enforcement shall be entitled to an award of all costs, fees and expenses, including attorney fees, to be paid by the party against whom enforcement is ordered. The Company hereby irrevocably submits to the jurisdiction of any state or federal court sitting in the City, County and State of New York in respect of any enforcement proceeding arising out of or relating to this Warrant, which courts shall have exclusive jurisdiction over and with respect to any such enforcement proceeding, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the aforesaid courts. The Company hereby irrevocably waives, to the fullest extent such party may effectively do so under applicable law, trial by jury and any objection that such party may now or hereafter have to the laying of venue of any enforcement proceeding brought in any such court and any claim that any such enforcement proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of the Holder to serve process in any manner permitted by law or to commence enforcement proceedings or otherwise proceed against the Company in any other jurisdiction.

     (d) The captions and section headings used in this Warrant are for convenience of reference only, and shall not be referred to in connection with any interpretation or construction hereof.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the Company, having validly authorized the issuance of this Warrant and all performance hereunder, has caused this Warrant to be
executed by its                duly authorized officer on the Date of Issuance.

Dated: [            , 2001]

                                          E-SYNC NETWORKS, INC.

                                          By:
                                            ------------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT A

                            FORM OF EXERCISE NOTICE

        (TO BE EXECUTED BY THE HOLDER IN ORDER TO EXERCISE THE WARRANT)

     The undersigned hereby irrevocably exercises the right to purchase of the shares of common stock of E-Sync Networks, Inc., a Delaware corporation (the "COMPANY"), evidenced by the attached Warrant, and [herewith makes payment of the Exercise Price with respect to such shares in full/elects to effect a cashless exercise pursuant to the terms of the Warrant, pursuant to
which the undersigned is surrendering the right to purchase           shares for
an Exercise Price of $          , with the current market price being
$          ], all in accordance with the conditions and provisions of said
Warrant.

     The undersigned represents and warrants that the representations in Section
     of the Asset Purchase and Sale Agreement, dated as of [            , 2001]
by and among the Company, CRC, Inc. and certain stockholders of the Company are true and correct in all material respects as of the date hereof, as if made on the date hereof.

     The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

     The undersigned requests that stock certificates for such shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Holder (or such other person or persons indicated below) and delivered to the undersigned (or designees) at the address (or addresses) set forth below:

Date:
     -----------------------------------

                                          --------------------------------------
                                          Signature of Holder

                                          --------------------------------------
                                          Name of Holder (Print)

                                          Address:

                                          --------------------------------------

                                          --------------------------------------

                                                                      APPENDIX E

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES

                                 AND RIGHTS OF

                  SENIOR CONVERTIBLE SERIES C PREFERRED STOCK

                                       OF

                             E-SYNC NETWORKS, INC.

E-Sync Networks, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     That, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation of said corporation, and pursuant to the provisions of Section 151 of Title 8 of the Delaware Code of 1953, said Board of Directors adopted a resolution by the unanimous written consent of its members, filed with the minutes of the Board, providing for the issuance of a new series of preferred stock designated as "Senior Convertible Series C Preferred Stock", which resolution is as follows:

     RESOLVED that, pursuant to the authority vested in the Board of Directors of E-Sync Networks, Inc., a Delaware corporation (the "Company") in accordance with the provisions of the Certificate of Incorporation of the Company (the "Certificate of Incorporation"), a series of the class of authorized Preferred Stock, par value $0.01 per share, of the Company, is hereby created and that the designation and number of shares thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof are as follows:

     Section 1. Designation and Number.

     (a) The shares of such series shall be designated as "Senior Convertible Series C Preferred Stock" (the "Series C Stock"). The number of shares initially constituting the Series C Stock shall be 8,000,000, which number may be decreased (but not increased) by the Board of Directors without a vote of stockholders; provided, however, that such number may not be decreased below the number of then outstanding shares of Series C Stock.

     (b) The Series C Stock shall, with respect to dividend rights and rights upon liquidation, dissolution or winding up, rank pari passu with the each of the Company's Series A Convertible Preferred Stock (the "Series A Stock") and the Company's Series B Convertible Preferred Stock (the "Series B Stock") and prior to all other classes and series of capital stock of the Company now or hereafter authorized (except as may be authorized pursuant to Section 3(b)) including, without limitation, the Common Stock.

     (c) Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Section 9.

     Section 2. Dividends and Distributions.

     In the event that the Company shall declare a dividend or make any other distribution (including, without limitation, in cash, in capital stock (which shall include, without limitation, any options, warrants or other rights to acquire capital stock) of the Company or other property or assets) to holders of Common Stock, then the Board of Directors shall declare, and the holder of each share of Series C Stock shall be entitled to receive, a dividend or distribution in an amount equal to the amount of such dividend or distribution received by a holder of the number of shares of Common Stock for which such share of Series C Stock is convertible on the record date for such dividend or distribution. Any such amount shall be paid to the holders of shares of Series C Stock at the same time such dividend or distribution is made to holders of Common Stock.

     Section 3. Voting Rights.

     In addition to any voting rights provided by law, the holders of shares of Series C Stock shall have the following voting rights:

          (a) So long as the Series C Stock is outstanding, each share of Series C Stock shall entitle the holder thereof to vote, in person or by proxy, at a special or annual meeting of stockholders, on each of the matters entitled to be voted on by holders of Common Stock, voting together as a single class with other shares entitled to vote thereon. With respect to any such vote, each share of Series C Stock shall entitle the holder thereof to cast that number of votes per share as is equal to the number of votes that such holder would be entitled to cast had such holder converted its shares of Series C Stock into Common Stock on the record date for determining the stockholders of the Company eligible to vote on any such matters.

          (b) Unless the consent or approval of a greater number of shares shall then be required by law, the affirmative vote of the holders of at least a majority of the outstanding shares of Series C Stock, voting separately as a single class, in person or by proxy, at a special or annual meeting of stockholders called for the purpose, shall be necessary to (i) authorize, increase the authorized number of shares of, or issue (including on conversion or exchange of any convertible or exchangeable securities or by reclassification), any shares of any class or classes of Senior Stock or Parity Stock, (ii) authorize, adopt or approve an amendment to the Certificate of Incorporation that would increase or decrease the par value of the shares of Series C Stock, or alter or change the powers, preferences or special rights of the shares of Series C Stock, other Parity Stock or Senior Stock, (iii) amend, alter or repeal the Certificate of Incorporation so as to affect the shares of Series C Stock adversely, including, without limitation, by granting any voting right to any holder of notes, bonds, debentures or other debt obligations of the Company, (iv) authorize or issue any security convertible into, exchangeable for or evidencing the right to purchase or otherwise receive any shares of any class or classes of Senior Stock, or (v) effect an Extraordinary Event.

     Section 4. Certain Restrictions.

     (a) Whenever the Company shall not have converted shares of Series C Stock at a time required by Section 7, at such time and thereafter until all conversion obligations provided in Section 7 that have come due shall have been satisfied, the Company shall not: (A) declare or pay dividends, or make any other distributions, on any shares of Junior Stock, or (B) declare or pay dividends, or make any other distributions, on any shares of Parity Stock, except dividends or distributions paid ratably on the Series C Stock and all Parity Stock on which dividends are payable or in arrears, in proportion to the total amounts to which the holders of all shares of the Series C Stock and such Parity Stock are then entitled.

     (b) Whenever the Company shall not have converted shares of Series C Stock at a time required by Section 7, at such time and thereafter until all conversion obligations provided in Section 7 that have come due shall have been satisfied, the Company shall not redeem, purchase or otherwise acquire for consideration, or require the conversion of, any shares of Junior Stock or Parity Stock.

     (c) The Company shall not permit any Subsidiary of the Company, or cause any other Person, to purchase or otherwise acquire for consideration any shares of capital stock of the Company unless the Company could, pursuant to Section 4(b), purchase such shares at such time and in such manner.

     Section 5. Reacquired Shares.

     Any shares of Series C Stock converted, exchanged, redeemed, purchased or otherwise acquired by the Company or any of its Subsidiaries or other Affiliates in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares of Series C Stock shall upon their cancellation become authorized but unissued shares of Series C Stock, no par value, of the Company and, upon the filing of an appropriate certificate with the Secretary of State of the State of Connecticut, may be reissued as part of another series of preferred stock, no par value per share, of the Company subject to the conditions or restrictions on issuance set forth herein, but in any event may not be reissued as shares of Series C Stock or other Parity Stock unless all of the shares of Series C Stock issued on the Issue Date shall have already been redeemed, converted or exchanged.

     Section 6. Liquidation, Dissolution or Winding Up.

     (a) If the Company shall commence a voluntary case under the United States bankruptcy laws or any applicable bankruptcy, insolvency or similar law of any other country, or consent to the entry of an order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Company shall be entered by a court having jurisdiction in the premises in an involuntary case under the United States bankruptcy laws or any applicable bankruptcy, insolvency or similar law of any other country, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and on account of any such event the Company shall liquidate, dissolve or wind up, or if the Company shall otherwise liquidate, dissolve or wind up, no distribution shall be made
(i) to the holders of shares of Junior Stock unless, prior thereto, the holders of shares of Series C Stock, subject to Section 7, shall have received the Liquidation Preference, plus all accrued and unpaid dividends, to the date of distribution, with respect to each share, or (ii) to the holders of shares of Parity Stock, except distributions made ratably on the Series C Stock and all other Parity Stock in proportion to the total amounts to which the holders of all shares of the Series C Stock and other Parity Stock are entitled upon such liquidation, dissolution or winding up.

     (b) Neither the consolidation or merger of the Company with or into any other Person nor the sale or other distribution to another Person of all or substantially all the assets, property or business of the Company shall be deemed to be a liquidation, dissolution or winding up of the Company for purposes of this Section 6.

     Section 7. Conversion.

     (a) Any holder of Series C Stock shall have the right, at its option, at any time and from time to time, to convert, subject to the terms and provisions of this Section 7, any or all of such holder's shares of Series C Stock into such number of fully paid and non-assessable shares of Common Stock as is equal, subject to Section 7(g), to the product of the number of shares of Series C Stock being so converted multiplied by the quotient of (i) Liquidation Preference divided by the (ii) Conversion Price (as defined below) then in effect. The "Conversion Price" shall be $0.36 per share, subject to adjustment as set forth in Section 7(d). Such conversion right shall be exercised by the surrender of the shares of Series C Stock to be converted (the "Shares") to the Company at any time during usual business hours at its principal place of business to be maintained by it, accompanied by written notice that the holder elects to convert such Shares and specifying the name or names (with address) in which a certificate or certificates for shares of Common Stock are to be issued and (if so required by the Company) by a written instrument or instruments of transfer in form reasonably satisfactory to the Company duly executed by the holder or its duly authorized legal representative and transfer tax stamps or funds therefor, if required pursuant to Section 7(k).

All Shares surrendered for conversion shall be delivered to the Company for cancellation and canceled by it and no Shares shall be issued in lieu thereof.

     (b) As promptly as practicable after the surrender, as herein provided, of any Shares for conversion pursuant to Section 7(a), the Company shall deliver to or upon the written order of the holder of the Shares so surrendered a certificate or certificates representing the number of fully paid and non-assessable shares of Common Stock into which such Shares may be or have been converted in accordance with the provisions of this Section 7. Subject to the following provisions of this Section 7, such conversion shall be deemed to have been made immediately prior to the close of business on the date that such Shares shall have been surrendered in satisfactory form for conversion, and the Person or Persons entitled to receive the Common Stock deliverable upon conversion of such Shares shall be treated for all purposes as having become the record holder or holders of such Common Stock at such appropriate time, and such conversion shall be at the Conversion Price in effect at such time; provided, however, that no surrender shall be effective to constitute the Person or Persons entitled to receive the Common Stock deliverable upon such conversion as the record holder or holders of such Common Stock while the share transfer books of the Company shall be closed (but not for any period in excess of five days), but such surrender shall be effective to constitute the Person or Persons entitled to receive such Common Stock as the record holder or holders thereof for all purposes immediately prior to the close of business on the next preceding day on which such share transfer books are open, and such conversion shall be deemed to have been made at, and shall be made at the Conversion Price in effect at, such time on such next preceding day. If the last day for the exercise of the conversion right shall not be a Business Day, then such conversion right may be exercised on the next preceding Business Day.

     (c) Upon (i) the third anniversary of the Issue Date, each outstanding share of Series C Stock, or (ii) if earlier, the transfer of any shares of Series C Stock by an Initial Holder to any Person other than an Affiliate of such Initial Holder, such shares of Series C Stock, shall automatically, with no further action required to be taken by the Company or the holder thereof, be converted into such number of fully paid and non-assessable shares of Common Stock as is equal to the product of the number of shares of Series C Stock being so converted, multiplied by the quotient of (i) the Liquidation Preference divided by (ii) the Conversion Price then in effect. Immediately thereafter, each holder of Series C Stock subject to such conversion, shall be deemed to be the holder of record of the Common Stock issuable upon conversion of such holder's Series C Stock, notwithstanding that the share register of the Company shall then be closed or that certificates representing such Common Stock shall not then be actually delivered to such Person. Upon notice from the Company, each holder of Series C Stock so converted shall promptly surrender to the Company, at any where the Company shall maintain a transfer agent for its Series C Stock and Common Stock, certificates representing the shares so converted, duly endorsed in blank or accompanied by proper instruments of transfer. On the date of such automatic conversion, all rights with respect to the shares of Series C Stock so converted, including the rights, if any, to receive notices and vote, will terminate, except only the rights of holders thereof to (A) receive certificates for the number of shares of Common Stock into which such shares of Series C Stock have been converted, (B) be paid any declared but unpaid dividends thereon and (C) exercise the rights to which they are entitled as holders of Common Stock.

     (d) The Conversion Price shall be subject to adjustment as follows:

          (i) In case the Company shall at any time or from time to time (A) pay a dividend or make any other distribution (other than a dividend or distribution paid or made to holders of shares of Series C Stock in the manner provided in Section 2) on the outstanding shares of any of its Common Stock in capital stock (which, for purposes of this Section 7(d) shall include, without limitation, any dividends or distributions in the form of options, warrants or other rights to acquire capital stock) of the Company or any Subsidiary or Affiliate thereof, (B) subdivide the outstanding shares of any of its Common Stock into a larger number of shares, (C) combine the outstanding shares of any of its Common Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of any of its Common Stock, then, and in each such case, the Conversion Price in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the holder of any share of Series C Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Company that such holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had such share of Series C Stock been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 7(d)(i) shall become effective retroactively (A) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of any of its Common Stock entitled to receive such dividend or distribution or (B) in the case of any such subdivision, combination or reclassification, to the close of business on the day upon which such corporate action becomes effective.

          (ii) In case the Company shall at any time or from time to time distribute to any holder of shares of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the resulting or surviving corporation and the Common Stock is not changed or exchanged) cash, evidences of indebtedness of the Company or another issuer, securities of the Company or another issuer or other assets (excluding (A) dividends or distributions paid or made to holders of shares of Series C Stock in the manner provided in Section 2 and (B) dividends payable in shares of Common Stock for which adjustment is made under Section 7(d)(i)) or rights or warrants to subscribe for or purchase securities of the Company (excluding those in respect of which adjustments in the Conversion Price is made pursuant to Section 7(d)(i), then, and in each such case, the Conversion Price then in effect shall be adjusted by dividing the Conversion Price in effect immediately prior to the date of such distribution by a fraction (x) the numerator of which shall be the Current Market Price of the Common Stock on the record date referred to below and (y) the denominator of which shall be such Current Market Price of the Common Stock less the then fair market value (as determined in good faith by the Board of Directors of the Company, in the case of any such distribution other than a distribution of cash, based on an opinion of a nationally recognized investment banking firm unaffiliated with either the Company or the holders of the Series C Stock, chosen by the Company (which shall bear the expense thereof) and reasonably acceptable to a majority of the holders of the Series C Stock, a certified resolution with respect to which shall be mailed to the holders of the Series C Stock) of the portion of the cash, evidences of indebtedness, securities or other assets so distributed or of such subscription rights or warrants applicable to one share of Common Stock (but such denominator not to be less than one); provided, however, that no adjustment shall be made with respect to any distribution of rights to purchase securities of the Company if the holder of shares of Series C Stock would otherwise be entitled to receive such rights upon conversion at any time of shares of Series C Stock into Common Stock unless such rights are subsequently redeemed by the Company, in which case such redemption shall be treated for purposes of this Section 7(d)(ii) as a dividend on the Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution.

          (iii) In case the Company at any time or from time to time shall take any action affecting its Common Stock which could have a dilutive effect on the number of shares of Common Stock that may be issued upon conversion of the Series C Stock, other than an action described in any of Section 7(d)(i), 7(d)(ii) or Section 7(h), or an action which would have the same dilutive effect on the Series C Stock as on the Common Stock, then, and in each such case, the Conversion Price shall be adjusted in such manner and at such time as the Board of Directors of the Company in good faith determines to be equitable in the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the holders of the Series C Stock).

          (iv) In the event that any convertible or exchangeable securities, options, warrants or other rights, the issuance of which shall have given rise to an adjustment pursuant to this Section 7(d) ("Convertible Securities"), shall have expired or terminated without the exercise thereof and/or if there shall have been an increase, with the passage of time or otherwise, in the price payable upon the exercise or conversion thereof or a decrease in the number of shares of Common Stock issuable upon the exercise or conversion thereof, then the Conversion Price hereunder shall be readjusted (but to no greater extent then originally adjusted) on the basis of (A) eliminating from the computation of the Conversion Price as of the time of the issuance of the Convertible Securities any shares of Common Stock corresponding to such Convertible Securities as shall have expired or terminated, (B) treating the additional shares of Common Stock, if any, actually issued or issuable pursuant to the previous exercise of such Convertible Securities as having been issued for the consideration actually received and receivable therefor and (C) treating any of such Convertible Securities which remain outstanding as being subject to exercise or conversion on the basis of such exercise or conversion price as shall be in effect at such time.

     (e) If the Company shall take a record of the holders of any of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the Conversion Price then in effect shall be required by reason of the taking of such record.

     (f) Upon any increase or decrease in the Conversion Price, then, and in each such case, the Company promptly shall deliver to each registered holder of Series C Stock at least ten Business Days prior to effecting any of the foregoing transactions a certificate, signed by the President or a Vice-President and by the

Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Conversion Price then in effect following such adjustment.

     (g) No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any shares of Series C Stock. If more than one share of Series C Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of the shares of Series C Stock so surrendered. If the conversion of any share or shares of Series C Stock results in a fraction, an amount equal to such fraction multiplied by the Current Market Price of the Common Stock on the Business Day preceding the day of conversion shall be paid to such holder in cash by the Company.

     (h) In case of any capital reorganization or reclassification or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value), or in case of any consolidation or merger of the Company with or into another Person (other than a consolidation or merger in which the Company is the resulting or surviving Person and which does not result in any reclassification or change of outstanding Common Stock), or in case of any sale or other disposition to another Person of all or substantially all of the assets of the Company (any of the foregoing, a "Transaction"), the Company, or such successor or purchasing Person, as the case may be, shall execute and deliver to each holder of Series C Stock at least ten Business Days prior to effecting any of the foregoing Transactions a certificate that the holder of each share of Series C Stock then outstanding shall have the right thereafter to convert such share of Series C Stock into the kind and amount of shares of stock or other securities (of the Company or another issuer) or property or cash receivable upon such Transaction by a holder of the number of shares of Common Stock into which such share of Series C Stock could have been converted immediately prior to such Transaction. Such certificate shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section
7. If, in the case of any such Transaction, the stock, other securities, cash or property receivable thereupon by a holder of Common Stock includes shares of stock or other securities of a Person other than the successor or purchasing Person and other than the Company, which controls or is controlled by the successor or purchasing Person or which, in connection with such Transaction, issues stock, securities, other property or cash to holders of Common Stock, then such certificate also shall be executed by such Person, and such Person shall, in such certificate, specifically acknowledge the obligations of such successor or purchasing Person and acknowledge its obligations to issue such stock, securities, other property or cash to the holders of Series C Stock upon conversion of the shares of Series C Stock as provided above. The provisions of this Section 7(h) and any equivalent thereof in any such certificate similarly shall apply to successive Transactions.

     (i) In case at any time or from time to time:

          (A) the Company shall declare a dividend (or any other distribution) on its Common Stock;

          (B) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights or warrants;

          (C) there shall be any reclassification of the Common Stock; or

          (D) there shall be an Extraordinary Event; then the Company shall mail to each holder of shares of Series C Stock at such holder's address as it appears on the transfer books of the Company, as promptly as possible but in any event at least ten days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification or Extraordinary Event is expected to become effective; provided that in the case of any event to which Section 7(h) applies, the Company shall give at least ten days' prior written notice as aforesaid. Such notice also shall specify the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for shares of stock or other securities or property or cash deliverable upon such reclassification or Extraordinary Event.

     (j) The Company shall at all times reserve and keep available for issuance upon the conversion of the Series C Stock, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of Series C Stock, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the conversion of all outstanding shares of Series C Stock.

     (k) The issuance or delivery of certificates for Common Stock upon the conversion of shares of Series C Stock shall be made without charge to the converting holder of shares of Series C Stock for such certificates or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered in the respective names of, or in such names as may be directed by, the holders of the shares of Series C Stock converted; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder of the shares of Series C Stock converted, and the Company shall not be required to issue or deliver such certificate unless or until the Person or Persons requesting the issuance or delivery thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

     Section 8. Certain Remedies.

     Any registered holder of Series C Stock shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Certificate of Amendment and to enforce specifically the terms and provisions of this Certificate of Amendment in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which such holder may be entitled at law or equity.

     Section 9. Definitions.

     For the purposes of this Certificate of Designations, Rights and Preferences, the following terms shall have the meanings indicated:

          "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

          "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

          "Common Stock" of the Company shall mean the Common Stock, no par value, and any other common stock of the Company issued from time to time.

          "Conversion Price" shall have the meaning given it in Section 7 hereof.

          "Current Market Price" per share shall mean, on any date specified herein for the determination thereof, (a) the average daily Market Price of the Common Stock for those days during the period of 30 days, ending on such date, on which the national securities exchanges were open for trading, and (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange or quoted in the over-counter market, the Market Price on such date.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

          "Extraordinary Event" means (i) the voluntary or involuntary liquidation, dissolution or winding up of the Company, (ii) the voluntary sale, conveyance, exchange or transfer to another Person of all or substantially all of the assets of the Company and its Subsidiaries or
     (iii) the merger or consolidation of the Company with one or more other Persons.

          "Fair Market Value" shall mean the amount which a willing buyer, under no compulsion to buy, would pay a willing seller, under no compulsion to sell, in an arm's-length transaction.

          "Initial Holder" shall mean any Person to whom shares of Series C Stock are initially issued.

          "Issue Date" shall mean the first date on which shares of Series C Stock are issued.

          "Junior Stock" shall mean any capital stock of the Company ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Stock.

          "Liquidation Preference" with respect to a share of Series C Stock shall mean $0.36.

          "Market Price" shall mean, per share of Common Stock, on any date specified herein: (a) the closing price per share of the Common Stock on such date published in such date is published in The Wall Street Journal, the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading; or (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of the Common Stock on such date; or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the reported closing bid and asked prices of the Common Stock, on such date as shown by NASDAQ and reported by any member firm of the New York Stock Exchange selected by the Company; or (d) if none of (a), (b) or (c) is applicable, the Fair Market Value per share determined in good faith by the Board of Directors of the Company based on an opinion of a nationally recognized investment banking firm unaffiliated with either the Company or the holders of the Series C Stock, chosen by the Company (who shall bear the expense thereof) and acceptable to the holders of at least a majority in interest of the Series C Stock.

          "NASD" shall mean the National Association of Securities Dealers, Inc.

          "NASDAQ" shall mean the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System.

          "Parity Stock" shall mean any capital stock of the Company, including the Series C Stock and the Series A Stock and Series B Stock, ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Stock.

          "Person" shall mean any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

          "Senior Stock" shall mean any capital stock of the Company ranking senior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Stock.

          "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest, or rights to profits, is owned, directly or indirectly, by such Person.

     IN WITNESS WHEREOF, said corporation has caused this Certificate to be
signed by           , its           , this           day of           , 2001.

                                          E-SYNC NETWORKS, INC.

                                          By:
                                            ------------------------------------

                          [FORM OF FRONT OF PROXY CARD]

                                                                           PROXY

                              E-SYNC NETWORKS, INC.
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints MICHAEL A. CLARK and JOHN C. MAXWELL, III, or any of them, the proxy or proxies of the undersigned with full power of substitution and revocation, to vote and act in his or her name, place and stead at the Annual Meeting of Stockholders of E-Sync Networks, Inc. (the "Company") to be held at the Company's corporate offices at 35 Nutmeg Drive, Trumbull, Connecticut 06611, on Monday, October 15, 2001 at 9:00 a.m., and at any adjournments or postponements thereof, with such powers as the undersigned would have if he or she were present thereat.

UNLESS MARKED TO THE CONTRARY, THE PROXIES SHALL BE DEEMED TO HAVE AUTHORITY TO VOTE "FOR" ALL NOMINEES FOR DIRECTOR (PROPOSAL 1) AND "FOR" ALL OTHER PROPOSALS.

PROPOSAL 1:       ELECTION OF DIRECTORS (mark only one box)

NOMINEES:         Michael A. Clark, Nathan Gantcher, Stephen D. Grubbs, Graeme
                  MacLetchie and John C. Maxwell, III

                  |_|    FOR all nominees listed above

                  |_|    AUTHORITY WITHHELD as to all nominees

                  |_| FOR, except vote withheld as to the following
                      nominee(s):__________________________________

PROPOSAL 2:       TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF
                  INCORPORATION TO EFFECT A ONE-FOR-EIGHT REVERSE STOCK SPLIT OF
                  OUR OUTSTANDING COMMON STOCK.

                  |_|    FOR Proposal 2

                  |_|    AGAINST Proposal 2

                  |_|    ABSTAIN

PROPOSAL 3:       TO APPROVE AN AMENDMENT TO THE COMPANY'S 1999 LONG-TERM
                  INCENTIVE PLAN TO INCREASE FROM 4,500,000 TO 7,500,000 THE
                  NUMBER OF SHARES OF OUR COMMON STOCK AVAILABLE FOR THE
                  ISSUANCE OF AWARDS UNDER THE PLAN.

                  |_|    FOR Proposal 3

                  |_|    AGAINST Proposal 3

                  |_|    ABSTAIN

PROPOSAL 4:       TO APPROVE THE CONTRIBUTION AGREEMENT AMONG THE COMPANY,
                  E-SYNC NETWORKS, LLC (THE "JV") AND CRC, INC. ("CRC"),
                  PURSUANT TO WHICH THE COMPANY WILL CONTRIBUTE SUBSTANTIALLY
                  ALL OF ITS ASSETS AND BUSINESS TO THE JV IN EXCHANGE FOR WHAT
                  INITIALLY WILL BE A 51% EQUITY INTEREST IN THE JV, AND CERTAIN
                  RELATED AGREEMENTS AND TRANSACTIONS, INCLUDING, AMONG OTHER
                  THINGS, THE ISSUANCE OF A WARRANT BY THE COMPANY TO CRC TO
                  PURCHASE 10% OF THE COMPANY'S STOCK, ALL OF WHICH ARE
                  COLLECTIVELY REFERRED TO AND DESCRIBED IN THE PROXY STATEMENT
                  AS THE "PROPOSED TRANSACTION."

                  |_|    FOR Proposal 4

                  |_|    AGAINST Proposal 4

                  |_|    ABSTAIN

PROPOSAL 5:       TO APPROVE THE CONVERSION OF THE $500,000 NOTE ISSUED TO
                  MICHAEL SCHULHOF AND A PORTION OF THE $500,000 NOTE ISSUED TO
                  JOHN C. MAXWELL, III, AND THE NOTES IN THE AGGREGATE PRINCIPAL
                  AMOUNT OF $1,000,000 ISSUED TO CE CAPITAL PARTNERSHIP, L.P.
                  INTO SHARES OF SENIOR CONVERTIBLE SERIES C PREFERRED STOCK
                  UPON THE CLOSING OF THE PROPOSED TRANSACTION.

                  |_|    FOR Proposal 5

                  |_|    AGAINST Proposal 5

                  |_|    ABSTAIN

PROPOSAL 6:       TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF
                  INCORPORATION TO CHANGE THE CORPORATE NAME OF THE COMPANY TO
                  "ESNI, INC." UPON THE CLOSING OF THE PROPOSED TRANSACTION.

                  |_|    FOR Proposal 6

                  |_|    AGAINST Proposal 6

                  |_|    ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                (Continued and to be signed on the reverse side)

                          [FORM OF BACK OF PROXY CARD]

         THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THIS PROXY. IF NO DIRECTION IS MADE, THE PROXIES WILL VOTE SUCH SHARES FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED UNDER PROPOSAL 1, FOR THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION DESCRIBED IN PROPOSAL 2, FOR THE AMENDMENT TO THE COMPANY'S 1999 LONG-TERM INCENTIVE PLAN DESCRIBED IN PROPOSAL 3, FOR THE APPROVAL OF THE TRANSACTIONS DESCRIBED IN PROPOSAL 4, FOR THE NOTE CONVERSIONS DESCRIBED IN PROPOSAL 5, AND FOR THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION DESCRIBED IN PROPOSAL 6, AND SUCH PROXIES WILL VOTE IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                        ________________________________________
                                        Signature of Stockholder

                                        ________________________________________
                                        Signature if held jointly



                                        Dated:   ____________________, 2001

                                        Please sign exactly as name appears
                                        hereon. When shares are held by joint
                                        tenants, both should sign. Executors,
                                        administrators, trustees and other
                                        fiduciaries should so indicate when
                                        signing. If a corporation, please sign
                                        in full corporate name by president, or
                                        other authorized officer. If a
                                        partnership, please sign in partnership
                                        name by authorized person. This proxy
                                        may be mailed, postage- free, in the
                                        enclosed envelope.